    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 7, 1997


                                                                FILE NO. 2-57354
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
                        POST-EFFECTIVE AMENDMENT NO. 22                      [X]
                                     AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]
                                AMENDMENT NO. 21                             [X]
                        (CHECK APPROPRIATE BOX OR BOXES)

                            ------------------------

                    MERRILL LYNCH MUNICIPAL BOND FUND, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                   P.O. BOX 9011                                            08543-9011
               PRINCETON, NEW JERSEY                                        (ZIP CODE)
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (609) 282-2800

                                 ARTHUR ZEIKEL
                    MERRILL LYNCH MUNICIPAL BOND FUND, INC.
                P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

              PHILIP L. KIRSTEIN, ESQ.                             LEONARD B. MACKEY, JR., ESQ.
               FUND ASSET MANAGEMENT                                      ROGERS & WELLS
  P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011             200 PARK AVENUE, NEW YORK, N.Y. 10166

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX) [X] immediately upon filing pursuant to paragraph (b)
[ ]  on (date) pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)(1)
[ ]  on (date) pursuant to paragraph (a)(1)
[ ]  75 days after filing pursuant to paragraph (a)(2)
[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.
IF APPROPRIATE, CHECK THE FOLLOWING BOX:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            ------------------------


     THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF CLASS A SHARES, CLASS B SHARES, CLASS C SHARES AND CLASS D SHARES OF THE INSURED PORTFOLIO SERIES, THE LIMITED MATURITY PORTFOLIO SERIES, AND THE HIGH YIELD PORTFOLIO SERIES COMMON STOCK UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE NOTICE REQUIRED BY SUCH RULE FOR THE REGISTRANT'S MOST RECENT YEAR WAS FILED ON AUGUST 25, 1997.


================================================================================

                    MERRILL LYNCH MUNICIPAL BOND FUND, INC.


                            ------------------------

                             CROSS REFERENCE SHEET


  N-1A
ITEM NO.                                                              LOCATION
--------                                              -----------------------------------------
  PART A
    1.     Cover Page...............................  Cover Page
    2.     Synopsis.................................  Fee Tables
    3.     Financial Highlights.....................  Financial Highlights; Additional
                                                      Information-Performance Data
    4.     General Description of Registrant........  Investment Objective and Policies;
                                                      Investment Policies of the Portfolios
    5.     Management of the Fund...................  Fee Tables; Management of the Fund;
                                                        Portfolio Transactions; Additional
                                                        Information
   5A.     Management's Discussion of Fund
             Performance............................  *
    6.     Capital Stock and Other Securities.......  Cover Page; Additional Information
    7.     Purchase of Securities Being Offered.....  Cover Page; Merrill Lynch Select
                                                        Pricing(SM)System; Fee Table; Purchase
                                                        of Shares; Net Asset Value
    8.     Redemption or Repurchase.................  Merrill Lynch Select Pricing(SM) System;
                                                      Fee Tables; Redemption of Shares;
                                                        Shareholder Services
    9.     Pending Legal Proceedings................  *
PART B
   10.     Cover Page...............................  Cover Page
   11.     Table of Contents........................  Table of Contents
   12.     General Information and History..........  Additional Information
   13.     Investment Objectives and Policies.......  Investment Objective and Policies;
                                                      Investment Restrictions
   14.     Management of the Fund...................  Management of the Fund
   15.     Control Persons and Principal Holders of
             Securities.............................  Management of the Fund
   16.     Investment Advisory and Other Services...  Management of the Fund; Purchase of
                                                      Shares
   17.     Brokerage Allocation and Other
             Practices..............................  Portfolio Transactions and Brokerage
                                                        Commissions; Financial Statements
   18.     Capital Stock and Other Securities.......  Additional Information
   19.     Purchase, Redemption and Pricing of
             Securities Being Offered...............  Purchase of Shares; Net Asset Value,
                                                        Redemption of Shares; Systematic
                                                        Withdrawal Plans; Exchange Privilege;
                                                        Additional Information
   20.     Tax Status...............................  Dividends, Distributions and Taxes
   21.     Underwriters.............................  Purchase of Shares
   22.     Calculations of Performance Data.........  Performance Data
   23.     Financial Statements.....................  Financial Statements


PART C

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.
---------------
* Item inapplicable or answer negative.

PROSPECTUS



OCTOBER 7, 1997


                    MERRILL LYNCH MUNICIPAL BOND FUND, INC.
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 - PHONE NO. (609) 282-2800
                            ------------------------

    Merrill Lynch Municipal Bond Fund, Inc. (the "Fund") is a professionally managed, diversified, open-end investment company that seeks to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of each of its Portfolios and prudent investment management. The Fund is a series fund and is comprised of three separate Portfolios, each of which invests primarily in a diversified portfolio of tax-exempt Municipal Bonds, principally consisting of state, municipal and public authority securities. Each of the Portfolios pursues its investment objective through the separate investment policies described below:


    Insured Portfolio invests primarily in long-term, investment grade Municipal Bonds, each of which is covered by portfolio insurance guaranteeing the timely payment of principal at maturity and interest.

    National Portfolio invests primarily in long-term medium to lower grade Municipal Bonds offering higher yields than the Insured Portfolio but also subject to greater risks than investment grade Municipal Bonds.


    Limited Maturity Portfolio invests primarily in investment grade Municipal Bonds with a maximum maturity not to exceed four years and, depending on market conditions, an average maturity of less than two years is anticipated. The Limited Maturity Portfolio can be expected to offer the lowest yield of the three Portfolios, but it will be subject to less market risk than the longer-term Portfolios.



    For more information on the Fund's investment objective and policies, please see "Investment Objective and Policies" on page 19.

                            ------------------------


    Each Portfolio is, in effect, a separate fund issuing its own shares. Pursuant to the Merrill Lynch Select Pricing(SM) System, each Portfolio of the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. Class C shares of the Limited Maturity Portfolio are available only through the Exchange Privilege. The Merrill Lynch Select Pricing(SM) System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Merrill Lynch Select Pricing(SM) System" on page 8.



    Class A and Class D shares of the Fund's Portfolios may be purchased directly from Merrill Lynch Funds Distributor, Inc. (the "Distributor"), P.O. Box 9081, Princeton, New Jersey 08543-9081 ((609) 282-2800), or from securities dealers that have entered into selected dealer agreements with the Distributor, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). Class B and Class C shares of the Fund's Portfolios may only be purchased either directly from the Distributor or Merrill Lynch. See "Purchase of Shares" below. The minimum initial purchase for shares of each Portfolio is $1,000, and the minimum subsequent purchase in each Portfolio is $50 except that for participants in certain fee-based programs the minimum initial purchase is $500 and the minimum subsequent purchase is $50. Merrill Lynch may charge its customers a processing fee (presently $5.35) for confirming purchases and repurchases. Purchases and redemptions made directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares." The net investment income of each Portfolio is declared daily and paid monthly.

                            ------------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

                            ------------------------

    This Prospectus sets forth in concise form the information about the Fund that a prospective investor should know before investing in the Fund. Investors should read and retain this Prospectus for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission (the "Commission") in a Statement of Additional Information, dated October 7, 1997, and is available upon request and without charge, by calling or writing the Fund at the address and telephone number set forth above. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

                            ------------------------
                   FUND ASSET MANAGEMENT--INVESTMENT ADVISER
               MERRILL LYNCH FUNDS DISTRIBUTOR, INC.--DISTRIBUTOR

                               INSURED PORTFOLIO

                                   FEE TABLE

     A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Fund follows:


                                                CLASS A(a)           CLASS B(b)             CLASS C        CLASS D
                                                -----------    -----------------------   --------------   ---------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Charge Imposed on Purchases
    (as a percentage of offering price)......    4.00%(c)               None                  None        4.00%(c)
  Sales Charge Imposed on Dividend
    Reinvestments............................      None                 None                  None          None
  Deferred Sales Charge (as a percentage of
    original purchase price or redemption
    proceeds, whichever is lower)............    None(d)       4.00% during the first    1.00% for one     None(d)
                                                               year, decreasing 1.00%       year(f)
                                                               annually thereafter to
                                                                0.0% after the fourth
                                                                       year(e)
  Exchange Fee...............................      None                 None                  None          None
ANNUAL FUND OPERATING EXPENSES (AS A
  PERCENTAGE OF AVERAGE NET ASSETS):
  Investment Advisory Fees(g)................     0.36%                 0.36%                0.36%          0.36%
  12b-1 Fees(h):
  Account Maintenance Fees...................      None                 0.25%                0.25%          0.25%
  Distribution Fees..........................      None                 0.50%                0.55%          None
                                                               (Class B shares convert
                                                                         to
                                                                   Class D shares
                                                                 automatically after
                                                               approximately ten years
                                                               and cease being subject
                                                                         to
                                                                 distribution fees)
  Other Expenses:
    Custodial Fees...........................     0.01%                 0.01%                0.01%          0.01%
    Shareholder Servicing Costs(i)...........     0.03%                 0.04%                0.05%          0.03%
    Other....................................     0.04%                 0.03%                0.03%          0.04%
                                                  ------                -----                -----          -----
      Total Other Expenses...................     0.08%                 0.08%                0.09%          0.08%
                                                  ------                -----                -----          -----
  Total Fund Operating Expenses..............     0.44%                 1.19%                1.25%          0.69%
                                                  ======                =====                =====          =====


---------------

(a) Class A shares are sold to a limited group of investors including existing Class A shareholders and participants in certain fee-based programs. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares" -- page 33.



(b) Class B shares convert to Class D shares automatically approximately ten years after initial purchase. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares" -- page 36.



(c) Reduced for purchases of $25,000 and over and waived for purchases of Class A shares in connection with certain fee-based programs. Class A or Class D purchases of $1,000,000 or more may not be subject to an initial sales charge. See "Purchase of Shares -- Initial Sales Charge
     Alternatives -- Class A and Class D Shares" -- page 33.



(d) Class A and Class D shares are not subject to a contingent deferred sales charge ("CDSC"), except that certain purchases of $1,000,000 or more that are not subject to an initial sales charge may instead be subject to a CDSC of 1.00% of amounts redeemed within the first year after purchase. Such CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services -- Fee-Based Programs" -- page 45.



(e) The CDSC may be modified in connection with certain fee-based programs. See "Shareholder Services -- Fee-Based Programs" -- page 45.



(f) The CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services -- Fee-Based Programs" -- page 45.



(g)  See "Management of the Fund -- Management and Advisory
     Arrangements" -- page 28.



(h) See "Purchase of Shares -- Distribution Plans" -- page 39.



(i)  See "Management of the Fund -- Transfer Agency Services" -- page 29.

                               INSURED PORTFOLIO

EXAMPLE:


                                                                       CUMULATIVE EXPENSES PAID
                                                                          FOR THE PERIOD OF:
                                                                 -------------------------------------
                                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                 ------   -------   -------   --------
An investor would pay the following expenses on a $1,000
  investment including the maximum $40 initial sales charge
  (Class A and Class D shares only) and assuming (1) the Total
  Fund Operating Expenses for each class set forth on page 2,
  (2) a 5% annual return throughout the periods and (3)
  redemption at the end of the period (including any applicable
  CDSC for Class B and Class C shares):
     Class A...................................................   $  44     $  54    $   64     $ 93
     Class B...................................................   $  52     $  58    $   65     $144
     Class C...................................................   $  23     $  40    $   69     $151
     Class D...................................................   $  47     $  61    $   77     $122
An investor would pay the following expenses on the same $1,000 investment assuming no redemption at the end of the period:
     Class A...................................................   $  44     $  54    $   64     $ 93
     Class B...................................................   $  12     $  38    $   65     $144
     Class C...................................................   $  13     $  40    $   69     $151
     Class D...................................................   $  47     $  61    $   77     $122



     The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund investing in the Insured Portfolio will bear directly or indirectly. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Class B and Class C shareholders who hold their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD"). Merrill Lynch may charge its customers a processing fee (presently $5.35) for confirming purchases and redemptions. Purchases and redemptions made directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."

                               NATIONAL PORTFOLIO

                                   FEE TABLE

     A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Fund follows:


                                                 CLASS A(a)          CLASS B(b)             CLASS C        CLASS D
                                                 ----------    -----------------------   --------------   ---------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Charge Imposed on Purchases
    (as a percentage of offering price).......   4.00%(c)               None                  None        4.00%(c)
  Sales Charge Imposed on Dividend
    Reinvestments.............................     None                 None                  None          None
  Deferred Sales Charge (as a percentage of
    original purchase price or redemption
    proceeds, whichever is lower).............    None(d)      4.00% during the first     1.0% for one     None(d)
                                                               year, decreasing 1.00%       year(f)
                                                               annually thereafter to
                                                                0.0% after the fourth
                                                                       year(e)
  Exchange Fee................................     None                 None                  None          None
ANNUAL FUND OPERATING EXPENSES (AS A
  PERCENTAGE OF AVERAGE NET ASSETS):
  Investment Advisory Fees(g).................     0.48%                0.48%                0.48%          0.48%
  12b-1 Fees(h):
    Account Maintenance Fees..................     None                 0.25%                0.25%          0.25%
    Distribution Fees.........................     None                 0.50%                0.55%          None
                                                               (Class B shares convert
                                                                  to Class D shares
                                                                 automatically after
                                                               approximately ten years
                                                               and cease being subject
                                                                to distribution fees)
  Other Expenses:
    Custodial Fees............................     0.01%                0.01%                0.01%          0.01%
    Shareholder Servicing Costs(i)............     0.04%                0.05%                0.05%          0.04%
    Other.....................................     0.02%                0.02%                0.02%          0.02%
                                                  ------                -----                -----          -----
      Total Other Expenses....................     0.07%                0.08%                0.08%          0.07%
                                                  ------                -----                -----          -----
    Total Fund Operating Expenses.............     0.55%                1.31%                1.36%          0.80%
                                                  ======                =====                =====          =====


---------------

(a) Class A shares are sold to a limited group of investors including existing Class A shareholders and participants in certain fee-based programs. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares" -- page 33.



(b) Class B shares convert to Class D shares automatically approximately ten years after initial purchase. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares" -- page 36.



(c) Reduced for purchases of $25,000 and over and waived for purchases of Class A shares in connection with certain fee-based programs. Class A and Class D purchases of $1,000,000 or more may not be subject to an initial sales charge. See "Purchases of Shares -- Initial Sales Charge Alternatives
    -- Class A and Class D Shares" -- page 33.



(d) Class A and Class D shares are not subject to a contingent deferred sales charge ("CDSC"), except that certain purchases of $1,000,000 or more that are not subject to an initial sales charge may instead be subject to a CDSC of 1.0% of amounts redeemed within the first year after purchase. Such CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services -- Fee-Based Programs" -- page 45.



(e) The CDSC may be modified in connection with certain fee-based programs. See "Shareholder Services -- Fee-Based Programs" -- page 45.



(f) The CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services -- Fee-Based Programs" -- page 45.



(g) See "Management of the Fund -- Management and Advisory Arrangements" -- page 28.



(h) See "Purchase of Shares -- Distribution Plans" -- page 39.



(i)  See "Management of the Fund -- Transfer Agency Services" -- page 29.

                               NATIONAL PORTFOLIO

EXAMPLE:


                                                                       CUMULATIVE EXPENSES PAID
                                                                          FOR THE PERIOD OF:
                                                                 -------------------------------------
                                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                 ------   -------   -------   --------
An investor would pay the following expenses on a $1,000
  investment including the maximum $40 initial sales charge
  (Class A and Class D shares only) and assuming (1) the Total
  Fund Operating Expenses for each class set forth on page 4,
  (2) a 5% annual return throughout the periods and (3)
  redemption at the end of the period (including any applicable
  CDSC for Class B and Class C shares):
     Class A...................................................   $ 45     $  57     $  70      $106
     Class B...................................................   $ 53     $  62     $  72      $158
     Class C...................................................   $ 24     $  43     $  74      $164
     Class D...................................................   $ 48     $  65     $  83      $135
An investor would pay the following expenses on the same $1,000 investment assuming no redemption at the end of the period:
     Class A...................................................   $ 45     $  57     $  70      $106
     Class B...................................................   $ 13     $  42     $  72      $158
     Class C...................................................   $ 14     $  43     $  74      $164
     Class D...................................................   $ 48     $  65     $  83      $135



     The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund investing in the National Portfolio will bear directly or indirectly. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Class B and Class C shareholders who hold their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the NASD. Merrill Lynch may charge its customers a processing fee (presently $5.35) for confirming purchases and redemptions. Purchases and redemptions made directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."

                           LIMITED MATURITY PORTFOLIO

                                   FEE TABLE

     A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Fund follows:


                                                CLASS A(a)           CLASS B(b)             CLASS C*       CLASS D
                                                -----------    -----------------------   --------------   ---------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Charge Imposed on Purchases
    (as a percentage of offering price)......    1.00%(c)               None                  None        1.00%(c)
  Sales Charge Imposed on Dividend
    Reinvestments............................      None                 None                  None          None
  Deferred Sales Charge (as a percentage of
    original purchase price or redemption
    proceeds, whichever is lower)............    None(d)       1.00% during the first    1.00% for one     None(d)
                                                               year, decreasing to          year(f)
                                                               0.0% after the first
                                                               year(e)
  Exchange Fee...............................      None                 None                  None          None
ANNUAL FUND OPERATING EXPENSES (AS A
  PERCENTAGE OF AVERAGE NET ASSETS):
  Investment Advisory Fee(g).................     0.33%                 0.33%                0.33%          0.33%
  12b-1 Fees(h):
    Account Maintenance Fees.................      None                 0.15%                0.15%          0.10%
    Distribution Fees(g).....................      None                 0.20%                0.20%          None
                                                               (Class B shares convert
                                                               to Class D shares
                                                               automatically after
                                                               approximately ten years
                                                               and cease being subject
                                                               to distribution fees)
  Other Expenses:
    Custodial Fees...........................     0.01%                 0.01%                0.01%          0.01%
    Shareholder Servicing Costs(i)...........     0.02%                 0.03%                0.04%          0.02%
    Other....................................     0.03%                 0.03%                0.02%          0.02%
                                                  ------                -----                -----          -----
      Total Other Expenses...................     0.06%                 0.07%                0.07%          0.05%
                                                  ------                -----                -----          -----
  Total Fund Operating Expenses..............     0.39%                 0.75%                0.75%          0.48%
                                                  ======                =====                =====          =====


---------------

(a) Class A shares are sold to a limited group of investors including existing Class A shareholders and participants in certain fee-based programs. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares" -- page 33.



(b) Class B shares convert to Class D shares automatically approximately ten years after initial purchase. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares" -- page 36.



(c) Reduced for purchases of $100,000 and over and waived for purchases of Class A shares in connection with certain fee-based programs. Class A and Class D purchases of $100,000,000 or more may not be subject to an initial sales charge. See "Purchases of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares" -- page 33.



(d) Class A and Class D shares are not subject to a contingent deferred sales charge ("CDSC"), except that certain purchases of $1,000,000 or more that are not subject to an initial sales charge may instead be subject to a CDSC of 0.20% of amounts redeemed within the first year after purchase. Such CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services -- Fee-Based Programs" -- page 45.



(e) The CDSC may be modified in connection with certain fee-based programs. See "Shareholder Services -- Fee-Based Programs" -- page 45.



(f) The CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services -- Fee-Based Programs" -- page 45.



(g)  See "Management of the Fund -- Management and Advisory
     Arrangements" -- page 28.



(h) See "Purchase of Shares -- Distribution Plans" -- page 39.



(i)  See "Management of the Fund -- Transfer Agency Services" -- page 29.



 * Class C shares of the Limited Maturity Portfolio are available only through the Exchange Privilege. See page 46.

                           LIMITED MATURITY PORTFOLIO

EXAMPLE:


                                                                       CUMULATIVE EXPENSES PAID
                                                                          FOR THE PERIOD OF:
                                                                 -------------------------------------
                                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                 ------   -------   -------   --------
An investor would pay the following expenses on a $1,000
  investment including the maximum $10 initial sales charge
  (Class A and Class D shares only) and assuming (1) the Total
  Fund Operating Expenses for each class set forth on page 6,
  (2) a 5% annual return throughout the periods and (3)
  redemption at the end of the period (including any applicable
  CDSC for Class B and Class C shares):
     Class A...................................................   $ 14     $  22     $  32      $ 59
     Class B...................................................   $ 18     $  24     $  42      $ 93
     Class C*..................................................   $ 18     $  24     $  42      $ 93
     Class D...................................................   $ 15     $  25     $  37      $ 70
An investor would pay the following expenses on the same $1,000 investment assuming no redemption at the end of the period:
     Class A...................................................   $ 14     $  22     $  32      $ 59
     Class B...................................................   $  8     $  24     $  42      $ 93
     Class C*..................................................   $  8     $  24     $  42      $ 93
     Class D...................................................   $ 15     $  25     $  37      $ 70


---------------
* Class C shares of the Limited Maturity Portfolio are available only through the Exchange Privilege.


     The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund investing in the Limited Maturity Portfolio will bear directly or indirectly. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Class B and Class C shareholders who hold their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the NASD. Merrill Lynch may charge its customers a processing fee (presently $5.35) for confirming purchases and redemptions. Purchases and redemptions made directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."

                    MERRILL LYNCH SELECT PRICING(SM) SYSTEM


     Each Portfolio of the Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. The shares of each class may be purchased at a price equal to the next determined net asset value per share subject to the sales charges and ongoing fee arrangements described below. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B, and for the Insured Portfolio and National Portfolio only, shares of Class C are sold to investors choosing the deferred sales charge alternatives. Class C shares of the Limited Maturity Portfolio are offered only through the exchange privilege and may not be purchased except through exchange of Class C shares of another Portfolio or another Fund. The Merrill Lynch Select Pricing(SM) System is used by more than 50 registered investment companies advised by Merrill Lynch Asset Management, L.P. ("MLAM") or Fund Asset Management, L.P. ("FAM" or the "Investment Adviser"), an affiliate of MLAM. Funds advised by MLAM or FAM that utilize the Merrill Lynch Select Pricing(SM) System are referred to herein as "MLAM-advised mutual funds."



     Each Class A, Class B, Class C or Class D share of the Fund's Portfolios represents an identical interest in the investment portfolio of the applicable Portfolio and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The CDSCs, distribution fees and account maintenance fees that are imposed on Class B and Class C shares of a Portfolio, as well as the account maintenance fees that are imposed on the Class D shares, will be imposed directly against those classes and not against all assets of the relevant Portfolio and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by a Portfolio for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services -- Exchange Privileges."



     Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.



     The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing(SM) System, followed by a more detailed description of each class and a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System that the investor believes is most beneficial under his or her particular circumstances. More detailed information as to each class of shares is set forth under "Purchase of Shares."

                        INSURED AND NATIONAL PORTFOLIOS


-------------------------------------------------------------------------------------------------
                                            ACCOUNT
                                          MAINTENANCE  DISTRIBUTION           CONVERSION
   CLASS          SALES CHARGE(1)             FEE           FEE                FEATURE
-------------------------------------------------------------------------------------------------
     A         Maximum 4.00% initial          No            No                    No
                 sales charge(2)(3)
-------------------------------------------------------------------------------------------------
     B         CDSC for a period of 4        0.25%         0.50%     B shares convert to D shares
                       years,                                            automatically after
             at a rate of 4.00% during                                approximately ten years(5)
                        the
            first year, decreasing 1.00%
                annually to 0.0%(4)
-------------------------------------------------------------------------------------------------
     C        1.00% CDSC for one year        0.25%         0.55%                  No
              decreasing to 0.0% after
                 the first year(6)
-------------------------------------------------------------------------------------------------
     D         Maximum 4.00% initial         0.25%          No                    No
                  sales charge(3)
-------------------------------------------------------------------------------------------------


                           LIMITED MATURITY PORTFOLIO


-------------------------------------------------------------------------------------------------
                                            ACCOUNT
                                          MAINTENANCE  DISTRIBUTION           CONVERSION
   CLASS          SALES CHARGE(1)             FEE           FEE                FEATURE
-------------------------------------------------------------------------------------------------
     A         Maximum 1.00% initial          No            No                    No
                 sales charge(2)(3)
-------------------------------------------------------------------------------------------------
     B        CDSC at a rate of 1.00%        0.15%         0.20%         B shares convert to
               during the first year,                                   D shares automatically
              decreasing to 0.0% after                                   after approximately
                 the first year(4)                                           ten years(5)
-------------------------------------------------------------------------------------------------
    C*        1.00% CDSC for one year        0.15%         0.20%                  No
              decreasing to 0.0% after
                 the first year(6)
-------------------------------------------------------------------------------------------------
     D         Maximum 1.00% initial         0.10%          No                    No
                  sales charge(3)
-------------------------------------------------------------------------------------------------


---------------

(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

(2) Offered only to eligible investors. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares -- Eligible Class A Investors."

(3) Reduced for purchases of $25,000 or more for the Insured and National Portfolios and $100,000 or more for the Limited Maturity Portfolio and waived for purchases of Class A shares in connection with certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC for the Insured and National Portfolios and a 0.20% CDSC for the Limited Maturity Portfolio, if redeemed within one year. See "Class A" and "Class D" below.


(4) The CDSC may be modified in connection with certain fee-based programs.


(5) The conversion period for dividend reinvestment shares and the conversion and holding periods for certain retirement plans was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have an eight year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.


(6) The CDSC may be waived in connection with certain fee-based programs.


 * Class C shares of the Limited Maturity Portfolio are available only through the Exchange Privilege. See page 46.

Class A:Class A shares incur an initial sales charge when they are purchased and bear no ongoing distribution or account maintenance fees. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors who currently own Class A shares of a Portfolio in a shareholder account are entitled to purchase additional Class A shares of that Portfolio in that account. Other eligible investors include participants in certain fee-based programs. In addition, Class A shares will be offered at net asset value to Merrill Lynch & Co., Inc. ("ML & Co.") and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees and to members of the Boards of MLAM-advised mutual funds. The maximum initial sales charge is 4.00% for the Insured and National Portfolios and 1.00% for the Limited Maturity Portfolio and is reduced for purchases of $25,000 and over for the Insured and National Portfolios and of $100,000 or over for the Limited Maturity Portfolio, and waived for purchases by participants in certain fee-based programs. Purchases of $1,000,000 or more may not be subject to an initial sales charge but such purchases may be subject to a CDSC of 1.00% (for the Insured and National Portfolios) or 0.20% (for the Limited Maturity Portfolio) if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. Sales charges also are reduced under a right of accumulation that takes into account the investors's holdings of all classes of all MLAM-advised mutual funds. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares."



Class B:Class B shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% (in the case of the Insured Portfolio and the National Portfolio) and 0.15% (in the case of the Limited Maturity Portfolio) of the Portfolio's average net assets attributable to the Class B shares and an ongoing distribution fee of 0.50% (in the case of the Insured Portfolio and the National Portfolio) and 0.20% (in the case of the Limited Maturity Portfolio) of the Portfolio's average net assets attributable to Class B shares. Class B shares are also subject to a CDSC if they are redeemed within four years of purchase (in the case of the Insured Portfolio and National Portfolio) or within one year of purchase (in the case of the Limited Maturity Portfolio). Such CDSC may be modified in connection with certain fee-based programs. Approximately ten years after issuance, Class B shares of the Portfolio will convert automatically into Class D shares of the Portfolio, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately eight years. If Class B shares of a Portfolio are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired. Automatic conversion of Class B shares into Class D shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. Shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The conversion period for dividend reinvestment shares is modified as described under "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares -- Conversion of Class B Shares to Class D Shares."


Class C:Class C shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% (in the case of the Insured Portfolio and the National Portfolio) and 0.15% (in the case of the Limited Maturity Portfolio) of average net assets and an ongoing distribution fee of 0.55% (in the case of the Insured Portfolio and the National Portfolio) and 0.20% (in the case of the Limited Maturity Portfolio) of average net assets. Class C shares are also subject to a 1.00% CDSC if they are redeemed within one year of purchase. Such CDSC may be waived in connection with certain fee-based programs. Although Class C shares are subject to a CDSC for only one year (as compared to four years for Class B of the Insured Portfolio and National Portfolio), Class C shares have no conversion feature and, accordingly, an investor who purchases Class C shares will be subject to account maintenance fees and higher distribution fees that will be imposed on Class C shares for an indefinite period subject to annual approval by the Fund's Board of Directors and regulatory limitations. Class C shares of the Limited Maturity Portfolio are available only through the Exchange Privilege. See "Shareholder Services -- Exchange Privileges."



Class D:Class D shares incur an initial sales charge when they are purchased and are subject to an ongoing account maintenance fee of 0.25% (in the case of the Insured Portfolio and the National Portfolio) and 0.10% (in the case of the Limited Maturity Portfolio) of average net assets. The maximum initial sales charge is 4.00% (for the Insured Portfolio and the National Portfolio) and 1.00% (for the Limited Maturity Portfolio) and is reduced for purchases of $25,000 or more for the Insured Portfolio or for the National Portfolio, and is reduced for purchases of $100,000 or more for the Limited Maturity Portfolio. Class D shares are not subject to an ongoing distribution fee or any CDSC when they are redeemed. Purchases of $1,000,000 or more may not be subject to an initial sales charge but such purchase may be subject to a CDSC of 1.00% (for the Insured and National Portfolios) or 0.20% (for the Limited Maturity Portfolio) if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. The schedule of initial sales charges and reductions for Class D shares is the same as the schedule for Class A shares, except that there is no waiver for purchases in connection with certain fee-based programs. Class D shares also will be issued upon conversion of Class B shares as described above under "Class B." See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares."



     The following is a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System that the investor believes is most beneficial under his or her particular circumstances.


     Initial Sales Charge Alternatives. Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because of the account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase

Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors who previously purchased Class A shares may no longer be eligible to purchase Class A shares of other MLAM-advised mutual funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation that may qualify the investor for reduced initial sales charges on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.


     Deferred Sales Charge Alternatives. Because no initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for a reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares of a Portfolio will be converted into Class D shares of that Portfolio after a conversion period of approximately ten years, and thereafter investors will be subject to lower ongoing fees.

     Certain investors may elect to purchase Class B shares if they determine it to be most advantageous to have all their funds invested initially and intend to hold their shares for an extended period of time. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion into Class D shares. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds. Although Class C shareholders are subject to a shorter CDSC period at a lower rate, they forgo the Class B conversion feature, making their investment subject to account maintenance and distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, the Class B distribution fees are further limited under a voluntary waiver of asset-based sales charges. See "Purchase of Shares -- Limitations on the Payment of Deferred Sales Charges."

                              FINANCIAL HIGHLIGHTS


The financial information in the table below in connection with shares of the Insured Portfolio, National Portfolio and the Limited Maturity Portfolio has been audited in conjunction with the annual audits of the financial statements of the Portfolios by Deloitte & Touche LLP, independent auditors. Financial statements for the fiscal year ended June 30, 1997 and the independent auditors' report thereon are included in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's most recent annual report to shareholders, which may be obtained, without charge, by calling or by writing the Fund at the telephone number or address on the front cover of this Prospectus.


The following per share data and ratios have been derived from information provided in the financial statements:

                                                                              INSURED PORTFOLIO
                                           ----------------------------------------------------------------------------------------
                                                                                   CLASS A
                                           ----------------------------------------------------------------------------------------
                                                                         FOR THE YEAR ENDED JUNE 30,
                                           ----------------------------------------------------------------------------------------
                                              1997         1996         1995         1994         1993         1992         1991
                                           ----------   ----------   ----------   ----------   ----------   ----------   ----------
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.......  $     7.91   $     7.92   $     7.88   $     8.64   $     8.26   $     7.92   $     7.86
                                           ----------   ----------   ----------   ----------   ----------   ----------   ----------
 Investment income -- net................         .45          .44          .46          .47          .50          .52          .54
 Realized and unrealized gain (loss) on
   investments -- net....................         .15         (.01)         .18         (.53)         .49          .41          .12
                                           ----------   ----------   ----------   ----------   ----------   ----------   ----------
Total from investment operations.........         .60          .43          .64         (.06)         .99          .93          .66
                                           ----------   ----------   ----------   ----------   ----------   ----------   ----------
LESS DIVIDENDS AND DISTRIBUTIONS:
 Investment income -- net................        (.45)        (.44)        (.46)        (.47)        (.50)        (.52)        (.54)
 Realized gain on investments -- net.....          --           --         (.14)        (.23)        (.11)        (.07)        (.06)
                                           ----------   ----------   ----------   ----------   ----------   ----------   ----------
Total dividends and distributions........        (.45)        (.44)        (.60)        (.70)        (.61)        (.59)        (.60)
                                           ----------   ----------   ----------   ----------   ----------   ----------   ----------
Net asset value, end of year.............  $     8.06   $     7.91   $     7.92   $     7.88   $     8.64   $     8.26   $     7.92
                                           ==========   ==========   ==========   ==========   ==========   ==========   ==========
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.......        7.72%        5.51%        8.60%       (1.08%)      12.41%       12.11%        8.84%
                                           ==========   ==========   ==========   ==========   ==========   ==========   ==========
RATIOS TO AVERAGE NET ASSETS:
Expenses.................................         .44%         .43%         .43%         .42%         .42%         .44%         .45%
                                           ==========   ==========   ==========   ==========   ==========   ==========   ==========
Investment income -- net.................        5.58%        5.55%        5.78%        5.53%        5.94%        6.44%        6.90%
                                           ==========   ==========   ==========   ==========   ==========   ==========   ==========
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)...  $1,441,785   $1,572,835   $1,706,064   $1,941,741   $2,225,188   $2,062,591   $1,984,307
                                           ==========   ==========   ==========   ==========   ==========   ==========   ==========
Portfolio turnover.......................       74.40%       78.49%       35.61%       28.34%       43.86%       22.50%       33.12%
                                           ==========   ==========   ==========   ==========   ==========   ==========   ==========


                                              1990         1989         1988
                                           ----------   ----------   ----------
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.......  $     7.97   $     7.69   $     7.79
                                           ----------   ----------   ----------
 Investment income -- net................         .55          .58          .57
 Realized and unrealized gain (loss) on
   investments -- net....................        (.11)         .28          .00
                                           ----------   ----------   ----------
Total from investment operations.........         .44          .86          .57
                                           ----------   ----------   ----------
LESS DIVIDENDS AND DISTRIBUTIONS:
 Investment income -- net................        (.55)        (.58)        (.57)
 Realized gain on investments -- net.....          --           --         (.10)
                                           ----------   ----------   ----------
Total dividends and distributions........        (.55)        (.58)        (.67)
                                           ----------   ----------   ----------
Net asset value, end of year.............  $     7.86   $     7.97   $     7.69
                                           ==========   ==========   ==========
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.......        5.76%       11.62%        7.75%
                                           ==========   ==========   ==========
RATIOS TO AVERAGE NET ASSETS:
Expenses.................................         .46%         .49%         .52%
                                           ==========   ==========   ==========
Investment income -- net.................        7.03%        7.46%        7.55%
                                           ==========   ==========   ==========
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)...  $2,019,166   $2,013,219   $1,982,997
                                           ==========   ==========   ==========
Portfolio turnover.......................       23.20%       45.49%       33.98%
                                           ==========   ==========   ==========


---------------

* Total investment returns exclude the effects of sales loads.

     The following per share data and ratios have been derived from information provided in the financial statements:


                                                                  INSURED PORTFOLIO
                            ----------------------------------------------------------------------------------------------
                                                                       CLASS B
                            ----------------------------------------------------------------------------------------------
                                                     FOR THE YEAR ENDED JUNE 30,                            FOR THE PERIOD
                            ------------------------------------------------------------------------------  OCT. 21, 1988+
                                                                                                             TO JUNE 30,
                              1997      1996      1995      1994      1993      1992      1991      1990         1989
                            --------  --------  --------  --------  --------  --------  --------  --------  --------------
Increase (Decrease) in Net
 Asset Value:
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning
 of period................. $   7.91  $   7.92  $   7.87  $   8.63  $   8.26  $   7.92  $   7.86  $   7.97     $   7.81
                            --------  --------  --------  --------  --------  --------  --------  --------       ------
 Investment
   income -- net...........      .39       .38       .40       .40       .44       .46       .48       .49          .36
 Realized and unrealized
   gain (loss) on
   investments -- net......      .14      (.01)      .19      (.53)      .48       .41       .12      (.11)         .16
                            --------  --------  --------  --------  --------  --------  --------  --------       ------
Total from investment
 operations................      .53       .37       .59      (.13)      .92       .87       .60       .38          .52
                            --------  --------  --------  --------  --------  --------  --------  --------       ------
LESS DIVIDENDS AND
 DISTRIBUTIONS:
 Investment
   income -- net...........     (.39)     (.38)     (.40)     (.40)     (.44)     (.46)     (.48)     (.49)        (.36)
 Realized gain on
   investments -- net......       --        --      (.14)     (.23)     (.11)     (.07)     (.06)       --           --
                            --------  --------  --------  --------  --------  --------  --------  --------       ------
Total dividends and
 distributions.............     (.39)     (.38)     (.54)     (.63)     (.55)     (.53)     (.54)     (.49)        (.36)
                            --------  --------  --------  --------  --------  --------  --------  --------       ------
Net asset value, end of
 period.................... $   8.05  $   7.91  $   7.92  $   7.87  $   8.63  $   8.26  $   7.92  $   7.86     $   7.97
                            ========  ========  ========  ========  ========  ========  ========  ========  =============
TOTAL INVESTMENT RETURN:**
Based on net asset value
 per share.................     6.78%     4.71%     7.91%    (1.81%)    11.44%    11.27%     8.02%     4.98%        6.88%#
                            ========  ========  ========  ========  ========  ========  ========  ========  =============
RATIOS TO AVERAGE NET
 ASSETS:
Expenses...................     1.19%     1.19%     1.19%     1.17%     1.18%     1.19%     1.20%     1.22%        1.23%*
                            ========  ========  ========  ========  ========  ========  ========  ========  =============
Investment income -- net...     4.82%     4.80%     5.03%     4.78%     5.17%     5.69%     6.13%     6.27%        6.58%*
                            ========  ========  ========  ========  ========  ========  ========  ========  =============
SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)............ $560,105  $723,090  $782,748  $866,193  $911,307  $706,016  $537,755  $408,641     $175,707
                            ========  ========  ========  ========  ========  ========  ========  ========  =============
Portfolio turnover.........    74.40%    78.49%    35.61%    28.34%    43.86%    22.50%    33.12%    23.20%       45.49%
                            ========  ========  ========  ========  ========  ========  ========  ========  =============


                                            CLASS C                                 CLASS D
                             --------------------------------------  --------------------------------------
                              FOR THE     FOR THE    FOR THE PERIOD   FOR THE     FOR THE    FOR THE PERIOD
                             YEAR ENDED  YEAR ENDED  OCT. 21, 1994+  YEAR ENDED  YEAR ENDED  OCT. 21, 1994+
                              JUNE 30,    JUNE 30,    TO JUNE 30,     JUNE 30,    JUNE 30,    TO JUNE 30,
                                1997        1996          1995          1997        1996          1995
                             ----------  ----------  --------------  ----------  ----------  --------------
Increase (Decrease) in Net
 Asset Value:
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning
 of period.................   $   7.91    $   7.92       $ 7.68       $   7.91    $   7.92      $   7.68
                                 -----       -----        -----          -----       -----         -----
 Investment
   income -- net...........        .38         .38          .27            .43         .42           .29
 Realized and unrealized
   gain (loss) on
   investments -- net......        .15        (.01)         .38            .15        (.01)          .38
                                 -----       -----        -----          -----       -----         -----
Total from investment
 operations................        .53         .37          .65            .58         .41           .67
                                 -----       -----        -----          -----       -----         -----
LESS DIVIDENDS AND
 DISTRIBUTIONS:
 Investment
   income -- net...........       (.38)       (.38)        (.27)          (.43)       (.42)         (.29)
 Realized gain on
   investments -- net......         --          --         (.14)            --          --          (.14)
                                 -----       -----        -----          -----       -----         -----
Total dividends and
 distributions.............       (.38)       (.38)        (.41)          (.43)       (.42)         (.43)
                                 -----       -----        -----          -----       -----         -----
Net asset value, end of
 period....................   $   8.06    $   7.91       $ 7.92       $   8.06    $   7.91      $   7.92
                             ==========  ==========  =============   ==========  ==========  =============
TOTAL INVESTMENT RETURN:**
Based on net asset value
 per share.................       6.86%       4.65%        8.83%#         7.46%       5.25%         9.24%#
                             ==========  ==========  =============   ==========  ==========  =============
RATIOS TO AVERAGE NET
 ASSETS:
Expenses...................       1.25%       1.24%        1.23%*           69%        .68%          .68%*
                             ==========  ==========  =============   ==========  ==========  =============
Investment income -- net...       4.77%       4.75%        4.93%          5.33%       5.31%         5.50%*
                             ==========  ==========  =============   ==========  ==========  =============
SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)............   $ 11,922    $ 18,936       $7,756       $ 38,422    $ 51,772      $ 26,015
                             ==========  ==========  =============   ==========  ==========  =============
Portfolio turnover.........      74.40%      78.49%       35.61%         74.40%      78.49%        35.61%
                             ==========  ==========  =============   ==========  ==========  =============


---------------

   * Annualized.
  ** Total investment returns exclude the effects of sales loads.
   + Commencement of Operations.
   # Aggregate total investment return.

     The following per share data and ratios have been derived from information provided in the financial statements:

                                                                               NATIONAL PORTFOLIO
                                              ------------------------------------------------------------------------------------
                                                                                    CLASS A
                                              ------------------------------------------------------------------------------------
                                                                          FOR THE YEAR ENDED JUNE 30,
                                              ------------------------------------------------------------------------------------
                                                1997       1996        1995         1994         1993         1992         1991
                                              --------   --------   ----------   ----------   ----------   ----------   ----------
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........  $  10.11   $  10.02   $    10.08   $    11.02   $    10.64   $    10.17   $    10.12
                                              --------   --------   ----------   ----------   ----------   ----------   ----------
 Investment income -- net...................       .60        .60          .60          .62          .67          .71          .73
 Realized and unrealized gain(loss) on
   investments -- net.......................       .27        .09          .15         (.64)         .57          .58          .05
                                              --------   --------   ----------   ----------   ----------   ----------   ----------
TOTAL FROM INVESTMENT OPERATIONS............       .87        .69          .75         (.02)        1.24         1.29          .78
                                              --------   --------   ----------   ----------   ----------   ----------   ----------
LESS DIVIDENDS AND DISTRIBUTIONS:
 Investment income -- net...................      (.60)      (.60)        (.60)        (.62)         .67          .71          .73
 Realized gain on investments -- net........     --         --            (.19)        (.30)        (.19)        (.11)      --
 In excess of realized gain on
   investments -- net.......................     --         --            (.02)      --           --           --           --
                                              --------   --------   ----------   ----------   ----------   ----------   ----------
Total dividends and distributions...........      (.60)      (.60)        (.81)        (.92)        (.86)        (.82)        (.73)
                                              --------   --------   ----------   ----------   ----------   ----------   ----------
Net asset value, end of year................  $  10.38   $  10.11   $    10.02   $    10.08   $    11.02   $    10.64   $    10.17
                                              ========   ========   ==========   ==========   ==========   ==========   ==========
TOTAL INVESTMENT RETURN:*
Based on net asset value per share..........      8.84%      6.98%        7.89%        (.47)%      12.19%       13.09%        7.94%
                                              ========   ========   ==========   ==========   ==========   ==========   ==========
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................       .55%       .56%         .56%         .55%         .55%         .55%         .55%
                                              ========   ========   ==========   ==========   ==========   ==========   ==========
Investment income -- net....................      5.86%      5.89%        6.01%        5.72%        6.23%        6.80%        7.20%
                                              ========   ========   ==========   ==========   ==========   ==========   ==========
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....  $983,650   $983,550   $1,059,440   $1,203,181   $1,353,805   $1,278,055   $1,255,820
                                              ========   ========   ==========   ==========   ==========   ==========   ==========
Portfolio turnover..........................     99.52%     95.09%      103.65%       73.33%       65.43%       50.94%       75.25%
                                              ========   ========   ==========   ==========   ==========   ==========   ==========


                                                 1990         1989         1988
                                              ----------   ----------   ----------
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........  $    10.31   $     9.94   $    10.12
                                              ----------   ----------   ----------
 Investment income -- net...................         .74          .77          .76
 Realized and unrealized gain(loss) on
   investments -- net.......................        (.19)         .37         (.11)
                                              ----------   ----------   ----------
TOTAL FROM INVESTMENT OPERATIONS............         .55         1.14          .65
                                              ----------   ----------   ----------
LESS DIVIDENDS AND DISTRIBUTIONS:
 Investment income -- net...................         .74          .77          .76
 Realized gain on investments -- net........      --           --             (.07)
 In excess of realized gain on
   investments -- net.......................      --           --           --
                                              ----------   ----------   ----------
Total dividends and distributions...........        (.74)        (.77)        (.83)
                                              ----------   ----------   ----------
Net asset value, end of year................  $    10.12   $    10.31   $     9.94
                                              ==========   ==========   ==========
TOTAL INVESTMENT RETURN:*
Based on net asset value per share..........        5.53%       11.89%        6.89%
                                              ==========   ==========   ==========
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................         .55%         .55%         .55%
                                              ==========   ==========   ==========
Investment income -- net....................        7.27%        7.63%        7.79%
                                              ==========   ==========   ==========
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....  $1,365,541   $1,445,116   $1,467,982
                                              ==========   ==========   ==========
Portfolio turnover..........................       48.80%       76.73%       72.77%
                                              ==========   ==========   ==========


---------------

* Total investment returns exclude the effects of sales loads.

     The following per share data and ratios have been derived from information provided in the financial statements:

                                                                            NATIONAL PORTFOLIO
                                      ----------------------------------------------------------------------------------------------
                                                                                 CLASS B
                                      ----------------------------------------------------------------------------------------------
                                                                                                                         FOR THE
                                                               FOR THE YEAR ENDED JUNE 30,                                PERIOD
                                      ------------------------------------------------------------------------------  OCT. 21, 1988+
                                                                                                                       TO JUNE 30,
                                        1997      1996      1995      1994      1993      1992      1991      1990         1989
                                      --------  --------  --------  --------  --------  --------  --------  --------  --------------
Increase (Decrease) in Net Asset
 Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period.............................. $  10.11  $  10.02  $  10.07  $  11.02  $  10.63  $  10.16  $  10.11  $  10.30     $  10.14
                                      --------  --------  --------  --------  --------  --------  --------  --------      -------
 Investment income -- net............      .52       .52       .52       .54       .59       .63       .65       .66          .48
 Realized and unrealized gain (loss)
   on investments -- net.............      .26       .09       .16      (.65)      .58       .58       .05      (.19)         .16
                                      --------  --------  --------  --------  --------  --------  --------  --------      -------
Total from investment operations.....      .78       .61       .68      (.11)     1.17      1.21       .70       .47          .64
                                      --------  --------  --------  --------  --------  --------  --------  --------      -------
LESS DIVIDENDS AND DISTRIBUTIONS:
 Investment income -- net............     (.52)     (.52)     (.52)     (.54)     (.59)     (.63)     (.65)     (.66)        (.48)
 Realized gain on
   investments -- net................       --        --      (.19)     (.30)     (.19)     (.11)       --        --           --
 In excess of realized gain on
   investments -- net................       --        --      (.02)       --        --        --        --        --           --
                                      --------  --------  --------  --------  --------  --------  --------  --------      -------
Total dividends and distributions....     (.52)     (.52)     (.73)     (.84)     (.78)     (.74)     (.65)     (.66)        (.48)
                                      --------  --------  --------  --------  --------  --------  --------  --------      -------
Net asset value, end of period....... $  10.37  $  10.11  $  10.02  $  10.07  $  11.02  $  10.63  $  10.16  $  10.11     $  10.30
                                      ========  ========  ========  ========  ========  ========  ========  ========      =======
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...     7.92%     6.17%     7.28%    (1.39%)    11.45%    12.25%     7.14%     4.74%        6.48%#
                                      ========  ========  ========  ========  ========  ========  ========  ========      =======
RATIOS TO AVERAGE NET ASSETS:
Expenses.............................     1.31%     1.32%     1.32%     1.30%     1.31%     1.31%     1.31%     1.31%        1.31%*
                                      ========  ========  ========  ========  ========  ========  ========  ========      =======
Investment income -- net.............     5.10%     5.13%     5.25%     4.97%     5.46%     6.03%     6.43%     6.52%        6.74%*
                                      ========  ========  ========  ========  ========  ========  ========  ========      =======
SUPPLEMENTAL DATA:
Net assets, end of period (in
 thousands).......................... $415,103  $399,341  $419,933  $459,169  $424,071  $286,375  $213,581  $179,362     $ 97,196
                                      ========  ========  ========  ========  ========  ========  ========  ========      =======
Portfolio turnover...................    99.52%    95.09%   103.65%    73.33%    65.43%    50.94%    75.25%    48.80%       76.73%
                                      ========  ========  ========  ========  ========  ========  ========  ========      =======


                                                      CLASS C                                 CLASS D
                                       --------------------------------------  --------------------------------------
                                                                  FOR THE                                 FOR THE
                                        FOR THE     FOR THE        PERIOD       FOR THE     FOR THE        PERIOD
                                       YEAR ENDED  YEAR ENDED  OCT. 21, 1994+  YEAR ENDED  YEAR ENDED  OCT. 21, 1994+
                                        JUNE 30,    JUNE 30,    TO JUNE 30,     JUNE 30,    JUNE 30,    TO JUNE 30,
                                          1997        1996          1995          1997        1996          1995
                                       ----------  ----------  --------------  ----------  ----------  --------------
Increase (Decrease) in Net Asset
 Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period..............................   $  10.11    $  10.03      $   9.85      $  10.12    $  10.03      $   9.85
                                         -------     -------        ------       -------     -------       -------
 Investment income -- net............        .52         .52           .36           .58         .57           .40
 Realized and unrealized gain (loss)
   on investments -- net.............        .27         .08           .39           .27         .09           .39
                                         -------     -------        ------       -------     -------       -------
Total from investment operations.....        .79         .60           .75           .85         .66           .79
                                         -------     -------        ------       -------     -------       -------
LESS DIVIDENDS AND DISTRIBUTIONS:
 Investment income -- net............       (.52)       (.52)         (.36)         (.58)       (.57)         (.40)
 Realized gain on
   investments -- net................         --          --          (.19)           --          --          (.19)
 In excess of realized gain on
   investments -- net................         --          --          (.02)           --          --          (.02)
                                         -------     -------        ------       -------     -------       -------
Total dividends and distributions....       (.52)       (.52)         (.57)         (.58)       (.57)         (.61)
                                         -------     -------        ------       -------     -------       -------
Net asset value, end of period.......   $  10.38    $  10.11      $  10.03      $  10.39    $  10.12      $  10.03
                                         =======     =======        ======       =======     =======       =======
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...       7.97%       6.01%         7.97%#        8.57%       6.71%         8.37%#
                                         =======     =======        ======       =======     =======       =======
RATIOS TO AVERAGE NET ASSETS:
Expenses.............................       1.36%       1.37%         1.37%*         .80%        .81%          .81%*
                                         =======     =======        ======       =======     =======       =======
Investment income -- net.............       5.04%       5.08%         5.21%*        5.60%       5.64%         5.78%*
                                         =======     =======        ======       =======     =======       =======
SUPPLEMENTAL DATA:
Net assets, end of period (in
 thousands)..........................   $ 28,096    $ 13,291      $  5,195      $ 51,038    $ 43,884      $ 19,656
                                         =======     =======        ======       =======     =======       =======
Portfolio turnover...................      99.52%      95.09%       103.65%        99.52%      95.09%       103.65%
                                         =======     =======        ======       =======     =======       =======


---------------

   * Annualized.
  ** Total investment returns exclude the effects of sales loads.
   + Commencement of operations.
   # Aggregate total investment return.

     The following per share data and ratios have been derived from information provided in the financial statements:

                                                                       LIMITED MATURITY PORTFOLIO
                                          -------------------------------------------------------------------------------------
                                                                                 CLASS A
                                          -------------------------------------------------------------------------------------
                                                                       FOR THE YEAR ENDED JUNE 30,
                                          -------------------------------------------------------------------------------------
                                            1997       1996       1995       1994       1993       1992       1991       1990
                                          --------   --------   --------   --------   --------   --------   --------   --------
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year......  $   9.91   $   9.92   $   9.87   $  10.01   $   9.91   $   9.75   $   9.71   $   9.73
                                          --------   --------   --------   --------   --------   --------   --------   --------
 Investment income -- net...............       .39        .38        .38        .37        .41        .50        .57        .60
 Realized and unrealized gain (loss) on
   investments -- net...................       .04       (.01)       .05       (.14)       .10        .16        .04       (.02)
                                          --------   --------   --------   --------   --------   --------   --------   --------
Total from investment operations........       .43        .37        .43        .23        .51        .66        .61        .58
                                          --------   --------   --------   --------   --------   --------   --------   --------
LESS DIVIDENDS AND DISTRIBUTIONS:
 Investment income -- net...............      (.39)      (.38)      (.38)      (.37)      (.41)      (.50)      (.57)      (.60)
 Realized gain on investments -- net....      (.02)        --         --         --         --         --         --         --
                                          --------   --------   --------   --------   --------   --------   --------   --------
Total dividends and distributions:......      (.41)      (.38)      (.38)      (.37)      (.41)      (.50)      (.57)      (.60)
                                          --------   --------   --------   --------   --------   --------   --------   --------
Net asset value, end of year............  $   9.93   $   9.91   $   9.92   $   9.87   $  10.01   $   9.91   $   9.75   $   9.71
                                          ========   ========   ========   ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN:*
Based on net asset value per share......      4.40%      3.75%      4.53%      2.30%      5.28%      6.93%      6.45%      6.16%
                                          ========   ========   ========   ========   ========   ========   ========   ========
RATIOS TO AVERAGE NET ASSETS:
Expenses................................       .39%       .44%       .41%       .40%       .41%       .40%       .40%       .40%
                                          ========   ========   ========   ========   ========   ========   ========   ========
Investment income -- net................      3.93%      3.83%      3.86%      3.68%      4.13%      5.02%      5.88%      6.21%
                                          ========   ========   ========   ========   ========   ========   ========   ========
SUPPLEMENTAL DATA:
Net assets, end of year (in
 thousands).............................  $343,641   $417,097   $536,474   $790,142   $846,736   $613,407   $350,549   $352,005
                                          ========   ========   ========   ========   ========   ========   ========   ========
Portfolio turnover......................     61.90%     88.32%     37.33%     45.67%     65.43%     96.32%     93.06%    106.44%
                                          ========   ========   ========   ========   ========   ========   ========   ========


                                            1989       1988
                                          --------   --------
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year......  $   9.75   $   9.83
                                          --------   --------
 Investment income -- net...............       .58        .53
 Realized and unrealized gain (loss) on
   investments -- net...................      (.02)      (.07)
                                          --------   --------
Total from investment operations........       .56        .46
                                          --------   --------
LESS DIVIDENDS AND DISTRIBUTIONS:
 Investment income -- net...............      (.58)      (.53)
 Realized gain on investments -- net....        --       (.01)
                                          --------   --------
Total dividends and distributions:......      (.58)      (.54)
                                          --------   --------
Net asset value, end of year............  $   9.73   $   9.75
                                          ========   ========
TOTAL INVESTMENT RETURN:*
Based on net asset value per share......      5.96%      4.83%
                                          ========   ========
RATIOS TO AVERAGE NET ASSETS:
Expenses................................       .41%       .40%
                                          ========   ========
Investment income -- net................      6.00%      5.42%
                                          ========   ========
SUPPLEMENTAL DATA:
Net assets, end of year (in
 thousands).............................  $385,794   $567,158
                                          ========   ========
Portfolio turnover......................    228.78%    146.01%
                                          ========   ========


---------------
* Total investment returns exclude the effects of sales loads.

     The following per share data and ratios have been deferred from the information provided in the financial statements.


                                                                              LIMITED MATURITY PORTFOLIO
                                                   ---------------------------------------------------------------------------------
                                                                           CLASS B                                   CLASS C
                                                   -------------------------------------------------------   -----------------------
                                                                                                FOR THE
                                                         FOR THE YEAR ENDED JUNE 30,            PERIOD        FOR THE      FOR THE
                                                   ---------------------------------------   NOV. 2, 1992+   YEAR ENDED   YEAR ENDED
                                                                                              TO JUNE 30,     JUNE 30,     JUNE 30,
                                                    1997      1996       1995       1994         1993           1997         1996
                                                   -------   -------   --------   --------   -------------   ----------   ----------
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.............  $  9.91   $  9.92   $   9.87   $  10.01      $  9.93          9.88       $ 9.92
                                                     -----   -------   --------   --------      -------       -------        -----
Investment income -- net.........................      .36       .35        .35        .33          .24           .35          .34
Realized and unrealized gain (loss) on
 investments -- net..............................      .05      (.01)       .05       (.14)         .08           .05         (.04)
                                                     -----   -------   --------   --------      -------       -------        -----
Total from investment operations.................      .41       .34        .40        .19          .32           .40          .30
                                                     -----   -------   --------   --------      -------       -------        -----
LESS DIVIDENDS AND DISTRIBUTIONS:
 Investment income -- net........................     (.36)     (.35)      (.35)      (.33)        (.24)         (.35)        (.34)
 Realized gain on investments -- net.............     (.02)       --         --         --           --          (.02)          --
                                                     -----   -------   --------   --------      -------       -------        -----
Total dividends and distributions................     (.38)     (.35)      (.35)      (.33)        (.24)         (.37)        (.34)
                                                     -----   -------   --------   --------      -------       -------        -----
Net asset value, end of period...................  $  9.94   $  9.91   $   9.92   $   9.87      $ 10.01        $ 9.91       $ 9.88
                                                     =====   =======   ========   ========      =======       =======        =====
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...............     4.13%     3.37%      4.14%      1.98%        3.26%#        4.11%        2.97%
                                                     =====   =======   ========   ========      =======       =======        =====
RATIOS TO AVERAGE NET ASSETS:
 Expenses........................................      .75%      .80%       .78%       .76%         .76%#         .75%         .80%
                                                     =====   =======   ========   ========      =======       =======        =====
Investment income -- net.........................     3.58%     3.46%      3.50%      3.33%        3.60%*        3.57%        3.41%
                                                     =====   =======   ========   ========      =======       =======        =====
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).........  $54,275   $71,075   $129,581   $145,534      $95,179        $  108       $   94
                                                     =====   =======   ========   ========      =======       =======        =====
Portfolio turnover...............................    61.90%    88.32%     37.33%     45.67%       65.43%        61.90%       88.32%
                                                     =====   =======   ========   ========      =======       =======        =====


                                                                                    CLASS D
                                                                    ----------------------------------------
                                                      FOR THE                                    FOR THE
                                                       PERIOD        FOR THE      FOR THE         PERIOD
                                                   OCT. 21, 1994+   YEAR ENDED   YEAR ENDED   OCT. 21, 1994+
                                                    TO JUNE 30,      JUNE 30,     JUNE 30,     TO JUNE 30,
                                                        1995           1997         1996           1995
                                                   --------------   ----------   ----------   --------------
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.............      $ 9.83        $   9.91     $   9.93       $   9.83
                                                       ------           -----      -------        -------
Investment income -- net.........................         .25             .38          .37            .26
Realized and unrealized gain (loss) on
 investments -- net..............................         .09             .05         (.02)           .10
                                                       ------           -----      -------        -------
Total from investment operations.................         .34             .43          .35            .36
                                                       ------           -----      -------        -------
LESS DIVIDENDS AND DISTRIBUTIONS:
 Investment income -- net........................        (.25)           (.38)        (.37)          (.26)
 Realized gain on investments -- net.............          --            (.02)          --             --
                                                       ------           -----      -------        -------
Total dividends and distributions................        (.25)           (.40)        (.37)          (.26)
                                                       ------           -----      -------        -------
Net asset value, end of period...................      $ 9.92        $   9.94     $   9.91       $   9.93
                                                       ======           =====      =======        =======
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...............        3.52%#          4.40%        3.55%          3.73%#
                                                       ======           =====      =======        =======
RATIOS TO AVERAGE NET ASSETS:
 Expenses........................................         .70%*           .48%         .54%           .53%*
                                                       ======           =====      =======        =======
Investment income -- net.........................        3.61%*          3.84%        3.71%          3.78%*
                                                       ======           =====      =======        =======
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).........      $3,965        $ 20,383     $ 15,886       $ 11,258
                                                       ======           =====      =======        =======
Portfolio turnover...............................       37.33%          61.90%       88.32%         37.33%
                                                       ======           =====      =======        =======


---------------

 *Annualized.
**Total investment returns exclude the effects of sales loads.
 +Commencement of Operations.
 #Aggregate total investment return.

                       INVESTMENT OBJECTIVE AND POLICIES


     The investment objective of the Fund is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of each Portfolio and prudent investment management. The Fund is comprised of three separate portfolios, Insured Portfolio, National Portfolio and Limited Maturity Portfolio (collectively, the "Portfolios" and each, a "Portfolio"), each of which is, in effect, a separate fund issuing its own shares. Each Portfolio seeks to achieve its objective by investing in a diversified portfolio of obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from Federal income tax (such obligations are herein referred to as "Municipal Bonds"). Municipal Bonds include general obligations bonds, revenue or special obligation bonds, industrial development bonds, variable rate demand notes, and short-term tax-exempt municipal obligations such as tax anticipation notes. Each Portfolio at all times, except during temporary defensive periods, maintains at least 80% of its net assets invested in Municipal Bonds. In addition, each Portfolio may not purchase securities other than Municipal Bonds and Temporary Investments described below. These are fundamental policies of each Portfolio and may not be changed without a vote of the majority of the outstanding shares of the Portfolio. Each Portfolio currently contemplates that it will not invest more than 25% of its total assets (taken at market value) in Municipal Bonds whose issuers are located in the same state. There can be no assurance that the objective of any Portfolio can be attained.



     While the Fund does not intend to realize taxable investment income, each Portfolio has the authority to invest as much as 20% of its net assets on a temporary basis in taxable money market securities with remaining maturities not in excess of one year from the date of purchase ("Temporary Investments") for liquidity purposes or as a temporary investment of cash pending investment of such cash in Municipal Bonds. In addition, the Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Investment Adviser, market conditions warrant. Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank certificates of deposit and bankers' acceptances, short-term corporate debt securities such as commercial paper, and repurchase agreements. From time to time, the Fund may realize capital gains that will constitute taxable income. In addition, the Fund may invest in certain tax-exempt securities that are classified as "private activity bonds," which may subject certain investors to an alternative minimum tax. (At June 30, 1997, approximately 16.9% of the Insured Portfolio's, approximately 14.4% of the National Portfolio's and approximately 7.47% of the Limited Maturity Portfolio's net assets were invested in "private activity bonds.") These figures should not be considered representative of the respective Portfolio's private activity bond positions for any future period. See "Dividends, Distributions and Taxes."



     Certain instruments in which the Fund may invest may be characterized as derivative instruments. The Insured Portfolio, the National Portfolio and the Limited Maturity Portfolio are authorized to engage in transactions in financial futures contracts only for hedging purposes. For a more complete description of futures transactions, see "Financial Futures Contracts and Derivatives" below and the Statement of Additional Information.



     Investment in the Fund offers several benefits. The Fund offers investors the opportunity to receive income exempt from Federal income taxes from a diversified, professionally managed portfolio of Municipal Bonds. The Fund also provides liquidity because of its redemption features and relieves the investor of the burdensome administrative details involved in managing a portfolio of tax-exempt securities. The benefits are at least partially offset by the fact that there are expenses in operating an investment company. Such expenses consist primarily of the investment advisory fee and operational expenses, including, in the case of the Insured Portfolio, premiums for insurance on portfolio securities.

                     INVESTMENT POLICIES OF THE PORTFOLIOS


     Each Portfolio pursues its investment objective through the separate investment policies described below. These policies differ with respect to the maturity and quality of portfolio securities in which a Portfolio may invest, and these policies can be expected to affect the yield on each Portfolio and the degree of market, financial and interest rate risk to which the Portfolio is subject. Generally, Municipal Bonds with longer maturities tend to produce higher yields and are subject to greater market fluctuations as a result of changes in interest rates ("market risk") than are Municipal Bonds with shorter maturities. In addition, lower rated Municipal Bonds generally will provide a higher yield than higher rated Municipal Bonds of similar maturity but are subject to greater market risk and are also subject to a greater degree of risk with respect to the ability of the issuer to meet its principal and interest obligations ("financial risk"). A Portfolio's net asset value may fall when interest rates rise and rise when interest rates fall. In general, Municipal Bonds with longer maturities will be subject to greater volatility resulting from interest rate fluctuation than will Municipal Bonds with shorter maturities ("interest rate risk"). See "Appendix -- Description of Ratings" for information with respect to ratings assigned to Municipal Bonds and Temporary Investments by rating agencies.


                               INSURED PORTFOLIO


     The Insured Portfolio may invest in investment grade Municipal Bonds covered by portfolio insurance guaranteeing the timely payment of principal at maturity and interest. Investment grade Municipal Bonds are those rated at the date of purchase in the four highest rating categories of Standard & Poor's Ratings Services ("S&P") (AAA, AA, A and BBB) or Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A and Baa) in the case of long-term debt, rated MIG 1 through MIG 4 by Moody's or in the four highest bond ratings of, or rated SP-1+ through SP-2 by, S&P in the case of short-term notes, and rated P-1 or P-2 in the case of Moody's or A-1+ through A-2 by S&P in the case of tax-exempt commercial paper. Depending on market conditions, it is expected that Municipal Bonds with maturities beyond five years will comprise a major portion of this Portfolio.


     The Insured Portfolio may invest only in Municipal Bonds that, at the time of purchase, either (1) are insured under an insurance policy purchased by the Fund or (2) are insured under an insurance policy obtained by the issuer thereof or any other party from an insurance carrier meeting the criteria of the Fund set forth below. The Fund has purchased from AMBAC Indemnity Corporation ("AMBAC"), Municipal Bond Investors Assurance Corporation ("MBIA") and Financial Security Assurance Inc. ("FSA"), separate Mutual Fund Insurance Policies (the "Policies"), each of which guarantees the payment of principal and interest on specified eligible Municipal Bonds purchased by the Insured Portfolio ("Insured Municipal Bonds"). Consequently, some of the Insured Municipal Bonds in the Insured Portfolio may be insured by AMBAC, while others may be insured by MBIA or FSA. The Policies generally have the same characteristics and features. A Municipal Bond is eligible for coverage if it meets certain requirements of the insurance company set forth in a Policy. Additional information regarding these eligibility requirements is set forth in the Statement of Additional Information. In the event interest or principal on an Insured Municipal Bond is not paid when due, AMBAC or MBIA or FSA (depending on which Policy covers the bond) is obligated under its Policy to make payment not later than 30 days after it has been notified by, and provided with documentation from, the Fund that such nonpayment has occurred. The insurance feature reduces financial risk, but the cost thereof and the restrictions on investments imposed by the guidelines in the insurance policy reduce the yield to shareholders.


     The Policies will be effective only as to Insured Municipal Bonds beneficially owned by the Insured Portfolio. In the event of a sale of any Municipal Bonds held by the Insured Portfolio, the issuer of the relevant Policy is liable only for those payments of interest and principal that are then due and owing. The Policies do not guarantee the market value of the Insured Municipal Bonds or the value of the shares of the Insured Portfolio. It is the intention of the Insured Portfolio, however, to retain any insured securities that are in default or in significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted security and the market value of similar securities that are not in default. In certain circumstances, however, the Fund's management may determine that an alternative value for the insurance, such as the difference between the market value of the defaulted security and its par value, is more appropriate. As the result of the value placed on the insurance with respect to securities held in the Insured Portfolio that were in default at the end of the Fund's last fiscal year, such securities were effectively valued at par. The Insured Portfolio's ability to manage its portfolio will be limited to the extent it holds defaulted securities, which may limit its ability in certain circumstances to purchase other Municipal Bonds. See "Net Asset Value" in the Statement of Additional Information for a more complete description of the Insured Portfolio's method of valuing defaulted securities and securities that have a significant risk of default. Further information with respect to portfolio insurance is also set forth in the Statement of Additional Information.



     AMBAC, MBIA and FSA may not withdraw coverage on securities insured by their Policies and held by the Insured Portfolio so long as they remain in the Insured Portfolio. AMBAC, MBIA and FSA may not cancel their Policies for any reason except failure to pay premiums when due. AMBAC and FSA have reserved the right at any time upon written notice to the Fund to refuse to insure any additional municipal securities purchased by the Insured Portfolio after the effective date of such notice. The Board of Directors of the Fund has reserved the right to terminate any of the Policies if it determines that the benefits to the Insured Portfolio of having its portfolio insured are not justified by the expense involved.



     The premiums for the Policies are paid by the Insured Portfolio and the yield on the Portfolio is reduced thereby. The Investment Adviser estimates that the current cost of the annual premiums will range from approximately 0.08% to 0.20% of the average net assets of the Insured Portfolio. The estimate is based on the expected composition of the Portfolio.


                               NATIONAL PORTFOLIO


     The National Portfolio invests primarily in a portfolio of medium to lower grade Municipal Bonds with maturities beyond five years. This Portfolio normally can be expected to offer the highest yields of the three Portfolios, but also be subject to the highest market and financial risks. Because an investment in the National Portfolio entails relatively greater risks, it may not be an appropriate investment for all investors.



     Although the investment policies of the National Portfolio are not governed by specific rating categories, the Fund will seek to invest primarily in medium and lower grade Municipal Bonds, including short-term tax-exempt notes, tax-exempt commercial paper and variable rate tax-exempt demand notes. Medium grade long-term debt obligations are those rated A and BBB by S&P or A and Baa by Moody's, and unrated obligations that the Investment Adviser believes are of comparable quality. Lower grade obligations (commonly known as "junk bonds") are those rated below BBB or Baa, and unrated obligations that the Investment Adviser believes are of comparable quality. Lower grade obligations will generally be more speculative with respect to the capacity of the issuer to make interest and principal payments. Because issuers of Municipal Bonds having these characteristics may choose not to have their obligations rated, it is possible that a substantial portion of the National Portfolio's portfolio may consist of obligations that are not rated. Unrated bonds are not necessarily of lower quality than rated bonds, but the market for rated bonds is often broader. It is not the present intention of the National Portfolio to invest over 35% of its assets in securities rated below Baa by Moody's or in securities rated below BBB by S&P.



     Junk bonds are generally considered to have varying degrees of speculative characteristics. Consequently, although junk bonds can be expected to provide higher yields, such securities may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated debt securities. Investments in junk bonds will be made only when, in the judgment of the Fund's management, such securities provide attractive total return potential relative to the risk of such securities, as compared to higher quality debt securities. The National Portfolio will not invest in debt securities in the lowest rating categories (those rated CC or lower by S&P or Ca or lower by Moody's) unless the Fund's management believes that the financial condition of the issuer or the protection afforded the particular securities is stronger than would otherwise be indicated by such low ratings. The National Portfolio does not intend to purchase debt securities that are in default or that the Fund's management believes will be in default. The Statement of Additional Information contains a more detailed description of the risks involved in purchasing junk bonds.



     The table below shows the market value, by S&P rating category, of the securities held by the National Portfolio at June 30, 1997:



                                                                               % NET
                                       RATING                                  ASSETS
        ---------------------------------------------------------------------  -----
        AAA..................................................................   43.9
        AA...................................................................   13.1
        A....................................................................   12.2
        BBB..................................................................   13.2
        BB...................................................................    3.3
        NR*..................................................................    9.6
                                                                                ----
                                                                                95.3
                                                                                ====


---------------

* Bonds that are not rated by S&P. Such bonds may be rated by nationally recognized statistical rating organizations other than S&P, or may not be rated by any of such organizations. With respect to the percentage of the Portfolio's assets invested in such securities, the Investment Adviser believes that 2.9% are of comparable quality to bonds rated AAA, 0.3% are of comparable quality to bonds rated AA, 3.2% are of comparable quality to bonds rated A, 0.6% are of comparable quality to bonds rated BBB, 1.9% are of comparable quality to bonds rated BB and 0.7% are of comparable quality to bonds rated B. This determination is based on the Investment Adviser's own internal evaluation and does not necessarily reflect how such securities would be rated by S&P if it were to rate the securities.


     It is expected that the National Portfolio will consist primarily of revenue bonds emphasizing hospital, health care, public utility and housing issues.

                           LIMITED MATURITY PORTFOLIO


     The Limited Maturity Portfolio invests primarily in a portfolio of short-term investment grade Municipal Bonds. Municipal Bonds in the Limited Maturity Portfolio will be either Municipal Bonds with a remaining maturity of less than four years or short-term municipal notes, which typically are issued with a maturity of not more than one year. The Limited Maturity Portfolio will treat Municipal Bonds that it has the option to require the issuer to redeem within four years as having a remaining maturity of less than four years, even if the period to the stated maturity date of such Bonds is greater than four years. Municipal notes include tax anticipation notes, bond anticipation notes and revenue anticipation notes. The Limited Maturity Portfolio can be expected to offer a lower yield than the longer-term Portfolios. Interest rates on short-term Municipal Bonds may fluctuate more widely from time to time than interest rates on long-term Municipal Bonds. However, because of the shorter maturities, the market value of the Municipal Bonds held by the Limited Maturity Portfolio can be expected to fluctuate less in value as a result of changes in interest rates.



     The Limited Maturity Portfolio will invest only in Municipal Bonds rated at the date of purchase in the four highest rating categories by S&P (AAA, AA, A and BBB) or Moody's (Aaa, Aa, A and Baa) in the case of long-term debt, rated by Moody's as MIG 1 through MIG 4, or rated SP-1+ through SP-2 by S&P in the case of short-term tax-exempt notes, and rated by Moody's P-1 through P-2 or rated A-1+ through A-3 by S&P in the case of tax-exempt commercial paper. The Limited Maturity Portfolio will also invest in other Municipal Bonds deemed to qualify for such ratings and in variable rate tax-exempt demand notes. Securities rated in the lowest of these categories are considered to have some speculative characteristics. The Limited Maturity Portfolio may continue to hold securities that, after being purchased by the Portfolio, are downgraded to a rating lower than those set forth above.


DESCRIPTION OF MUNICIPAL BONDS


     Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to finance various privately operated facilities, including pollution control facilities. Such obligations are included within the term Municipal Bonds if the interest paid thereon is exempt from Federal income tax. Municipal Bonds also include short-term tax-exempt municipal obligations such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, variable rate demand notes and Public Housing Authority notes that are fully secured by a pledge of the full faith and credit of the United States.



     The two principal classifications of Municipal Bonds are "general obligation" and "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Industrial development bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The payment of the principal of and interest on such industrial revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. A Portfolio may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

     Municipal Bonds may at times be purchased or sold on a delayed delivery basis or a when-issued basis. These transactions arise when securities are purchased or sold by a Portfolio with payment and delivery taking place in the future, often a month or more after the purchase. The payment obligation and the interest rate are each fixed at the time the buyer enters into the commitment. The Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities prior to the settlement date if the Investment Adviser deems it advisable. Purchasing Municipal Bonds on a when-issued basis involves the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself; if yields so increase, the value of the when-issued obligation will generally decrease. When a Portfolio engages in when-issued and delayed delivery transactions, the Portfolio relies on the buyer or seller, as the case may be, to consummate the trade. Failure of the buyer or seller to do so may result in the Portfolio's missing the opportunity of obtaining a price considered to be advantageous. The Fund will maintain a separate account as its custodian bank consisting of cash or liquid Municipal Bonds (valued on a daily basis) equal at all times to the amount of the when-issued commitment.



     Variable rate demand notes ("VRDNs") are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. The interest rates are adjustable at intervals ranging from daily up to six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.


     The Fund may also invest in VRDNs in the form of participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank ("institution"). Participating VRDNs provide the Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the institution upon a specified number of days' notice, not to exceed seven days. In addition, the Participating VRDN is backed by an irrevocable letter of credit or guaranty of the institution. The Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the institution in such obligation except that the institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

     The Fund has been advised by its counsel to the effect that the interest received on Participating VRDNs will be treated as interest from tax-exempt obligations as long as the Fund does not invest more than a limited amount (not more than 20%) of its total assets in such investments and certain other conditions are met. It is contemplated that the Fund will not invest more than a limited amount of its total assets in Participating VRDNs.

     Yields on Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ability of a Portfolio to achieve its investment objective is also dependent on the continuing ability of the issuers of the Municipal Bonds in which the Portfolio invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Bonds, within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of holders of Municipal Bonds and the obligations of the issuers of such Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and such laws, if any, that may be enacted by Congress or state legislatures imposing a moratorium on the payment of principal and interest or imposing other constraints or conditions on the payment of principal of and interest on Municipal Bonds.


     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Bonds. It may be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the ability of the Portfolios to pay "exempt-interest" dividends might be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure. See "Additional Information -- Dividends and Distributions" and "Additional Information -- Federal Income Taxes."


FORWARD COMMITMENTS

     Each Portfolio may purchase Municipal Bonds on a forward commitment basis at fixed purchase terms. The purchase will be recorded on the date the Portfolio enters into the commitment and the value of the security will thereafter be reflected in the calculation of the Portfolio's net asset value. The value of the security on the delivery date may be more or less than its purchase price. A separate account of the Portfolio will be established with its custodian consisting of cash or liquid Municipal Bonds having a market value at all times at least equal to the amount of the forward commitment.

FINANCIAL FUTURES CONTRACTS AND DERIVATIVES


     The Portfolios are authorized to purchase and sell certain financial futures contracts ("futures contracts") and options on such futures contracts solely for the purpose of hedging their investments in Municipal Bonds against declines in value and to hedge against increases in the cost of securities the Portfolios intend to purchase. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract or, in the case of index-based futures contracts, to make and accept a cash settlement, at a specific future time for a specified price. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased, because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.


     The Portfolios intend to trade in futures contracts based upon The Bond Buyer Municipal Bond Index, a price-weighted measure of the market value of 40 large, recently issued tax-exempt bonds, and to engage in transactions in exchange-traded futures contracts on U.S. Treasury securities and options on such futures. If making or accepting delivery of the underlying commodity is not desired, a position in a futures contract or an option on a futures contract may be terminated only by entering into an offsetting transaction on the exchange on which the position was established and only if there is a liquid market for such contract. If it is not economically practicable, or otherwise possible to close a futures position or certain option positions entered into by a Portfolio, the Portfolio could be required to make continuing daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to perform under the terms of its contracts. The inability to close futures or options positions could also have an adverse impact on the Portfolio's ability to hedge effectively. There is also risk of loss by a Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract, or the exchange or clearing organization on which that contract is traded. The Portfolios may also engage in transactions in other futures contracts, such as futures contracts on other municipal bond indexes that may become available, if the Investment Adviser believes such contracts would be appropriate for hedging the Portfolios' investments in Municipal Bonds.



     Utilization of futures or option contracts involves the risk of imperfect correlation in movements in the price of such contracts and movements in the price of the security or securities that are the subject of the hedge. If the price of the futures or option contract moves more or less than the price of the security or securities that are the subject of the hedge, a Portfolio will experience a gain or loss that will not be completely offset by movements in the price of such security, which could occur as a result of many factors, including where the securities underlying futures or option contracts have different maturities, ratings, or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index that serves as a basis for an index futures contract. The trading of futures contracts or options on futures contracts based on indexes of securities also involves a risk of imperfect correlation between the value of the futures contracts and the value of the underlying index. The anticipated spread between such values or in the correlation between the futures contract and the underlying security may be affected by differences in markets, such as margin requirements, market liquidity and the participation of speculators in the futures markets. Moreover, when a Portfolio enters into transactions in futures contracts on U.S. Treasury securities, or options on such contracts, the underlying securities will not correspond to securities held by the Portfolio. Finally, in the case of futures contracts on U.S. Treasury securities and options on such futures contracts, the anticipated correlation of price movements between U.S. Treasury securities underlying the futures or options and Municipal Bonds may be adversely affected by economic, political, legislative or other developments which have a disparate impact on the respective markets for such securities.



     Under regulations of the Commodity Futures Trading Commission ("CFTC"), the futures trading activities described herein will not result in the Portfolios being deemed to be "commodity pools," as defined under such regulations, provided that certain restrictions are adhered to. In particular, among other requirements, the Portfolios may either (a) purchase and sell futures contracts only for bona fide hedging purposes, as defined under CFTC regulations, or (b) limit any transaction not qualifying as bona fide hedging so that the sum of the amount of initial margin deposits and premiums paid on such positions would not exceed 5% of the market value of a Portfolio's net assets. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.


     When a Portfolio purchases a futures contract, it will maintain an amount of cash, cash equivalents or commercial paper or other liquid securities in a segregated account with the Fund's custodian, so that the amount segregated plus the amount of initial margin and option premiums held in the account of its broker equals the value represented by the futures contract, as reflected by its daily settlement price, thereby ensuring that the use of such futures contract is unleveraged. It is not anticipated that transactions in the futures contracts will have the effect of increasing portfolio turnover.

     Reference is made to the Statement of Additional Information for further information on financial futures contracts.

INDEXED AND INVERSE FLOATING OBLIGATIONS



     The Fund may invest in a variety of instruments that may be characterized as "Derivative Securities." The Fund may invest in Municipal Bonds, the return on which is based on a particular index of value or interest rates. For example, the Fund may invest in Municipal Bonds that pay interest based on an index of Municipal Bond interest rates or based on the value of gold or some other commodity. The principal amount payable upon maturity of certain Municipal Bonds also may be based on the value of an index. Also, the Fund may invest in so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically decline as market rates increase and increase as market rates decline. To the extent the Fund invests in these types of Municipal Bonds, the Fund's return on such Municipal Bonds will be subject to risk with respect to the value of the particular index. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate long-term exempt securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate tax exempt securities. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations with shorter term maturities or which contain limitations on the extent to which the interest rate may vary. The Investment Adviser believes that indexed and inverse floating obligations represent a flexible portfolio management instrument for the Fund that allows the Investment Adviser to vary the degree of investment leverage relatively efficiently under different market conditions. Certain investments in such obligations may be illiquid. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 10% of the Fund's net assets.


INVESTMENT RESTRICTIONS

     The Fund has adopted a number of restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (including a majority of the shares of each Portfolio). One such restriction prohibits the Fund from entering into a repurchase agreement if, as a result thereof, more than 10% of the total assets of any Portfolio (taken at market value at the time of each investment) would be subject to repurchase agreements maturing in more than seven days. Investors are referred to the Statement of Additional Information for a complete description of such restrictions and policies.


                             MANAGEMENT OF THE FUND



BOARD OF DIRECTORS



     The Board of Directors of the Fund consists of six individuals, five of whom are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Directors of the Fund are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

The Directors are:


     ARTHUR ZEIKEL* -- President of the Investment Adviser and its affiliate, MLAM; President and Director of Princeton Services, Inc. ("Princeton Services"); Executive Vice President of ML & Co.; and Director of Merrill Lynch Funds Distributor, Inc. (the "Distributor").



     RONALD W. FORBES -- Professor of Finance, School of Business State University of New York at Albany.



     CYNTHIA A. MONTGOMERY -- Professor of Competition and Strategy, Harvard Business School.



     CHARLES C. REILLY -- Former Adjunct Professor, Columbia University Graduate School of Business.



     KEVIN A. RYAN -- Professor of Education, Boston University; Founder and current Director of The Boston University Center for Advancement of Ethics and Character.



     RICHARD R. WEST -- Dean Emeritus, New York University Leonard N. Stern School of Business Administration.

---------------

* Interested person, as defined in the Investment Company Act, of the Fund.



MANAGEMENT AND ADVISORY ARRANGEMENTS



     The Investment Adviser to the Fund is FAM, an affiliate of MLAM, an indirect subsidiary of ML & Co., a financial services holding company and the parent of Merrill Lynch. The address of FAM is P.O. Box 9011, Princeton, New Jersey 08543-9011. FAM or MLAM acts as the investment adviser for more than 140 registered investment companies. As of August 31, 1997, the Investment Adviser and MLAM had a total of $267.7 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of the Investment Adviser.



     Subject to the supervision of the Directors of the Fund, the Investment Adviser is responsible for the actual management of the Fund's portfolio and constantly reviews the Fund's holdings in light of its own research and analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser. The Investment Adviser performs certain other administrative services for the Fund and provides all of the office space, facilities, equipment and necessary personnel for management of the Fund.



     For its services as Investment Adviser, the Fund pays FAM a monthly fee based upon the aggregate average net assets of the three Portfolios. For the fiscal year ended June 30, 1997, the fee paid by the Fund to FAM was $16,555,920, of which $8,042,098 was received with respect to the Insured Portfolio (representing 0.36% of its average net assets), $6,961,453 was received with respect to the National Portfolio (representing 0.48% of its average net assets) and $1,552,369 was received with respect to the Limited Maturity Portfolio (representing 0.33% of its average net assets).



     The Investment Advisory Agreement obligates each Portfolio to pay certain expenses incurred in its operation and a portion of the Fund's general administrative expenses allocated on the basis of the asset size of the respective Portfolios. The Fund's total expenses for the fiscal year ended June 30, 1997 were $28,449,431, of which $14,925,877 was attributable to the Insured Portfolio (representing 0.44%, 1.19%, 1.25%, and 0.69% of average net assets for Class A, Class B, Class C and Class D shares, respectively), $11,465,595 was attributable to the National Portfolio representing 0.55%, 1.31%, 1.36%, and 0.80% of average net assets for Class A, Class B, Class C and Class D shares, respectively), and $2,057,959 was attributable to the Limited

Maturity Portfolio (representing 0.39%, 0.75%, 0.75%, and 0.48% of average net assets for Class A, Class B, Class C and Class D shares, respectively). FAM was not required to reduce its fee or reimburse any of the Fund's expenses for the fiscal year ended June 30, 1997.



     The Fund pays certain expenses incurred in its operations including, among other things, taxes; expenses for legal and auditing services; and costs of printing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information. Also, accounting services are provided to the Fund by the Investment Adviser and the Fund reimburses the Investment Adviser for its costs in connection with such services. For the fiscal year ended June 30, 1997, the Fund reimbursed the Investment Adviser $433,527 for accounting services, of which $249,511 was received with respect to the Insured Portfolio, $142,298 was received with respect to the National Portfolio and $41,718 was received with respect to the Limited Maturity Portfolio.



     Kenneth A. Jacob has served as the Portfolio Manager for the Insured Portfolio since 1995 and is primarily responsible for its day-to-day management. Peter J. Hayes has served as the Portfolio Manager for the Limited Maturity Portfolio and is primarily responsible for its day-to-day management. Walter O'Connor has served as the Portfolio Manager for the National Portfolio and is primarily responsible for its day-to-day management.



TRANSFER AGENCY SERVICES



     Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent"), which is a subsidiary of ML & Co., acts as the Fund's Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives an annual fee of up to $11.00 per Class A or Class D account and up to $14.00 per Class B or Class C account and is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. Additionally, a $0.20 monthly closed account charge will be assessed to all accounts that close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co. For the fiscal year ended June 30, 1997, the Insured, National and Limited Maturity Portfolios of the Fund incurred fees totaling $1,467,879, pursuant to the Transfer Agency Agreement.


CODE OF ETHICS


     The Board of Directors of the Fund has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act that incorporates the Code of Ethics of the Investment Adviser (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

     The Codes require that all employees of the Investment Adviser preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).


                               PURCHASE OF SHARES


     The Distributor, an affiliate of both the Investment Adviser and Merrill Lynch, acts as the Distributor of the shares of each Portfolio. Shares may be purchased directly from the Distributor or from other securities dealers, including Merrill Lynch, with whom the Distributor has entered into selected dealer agreements; however, only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, that are eligible to sell shares. The Fund is offering shares in four classes of its Portfolios at a public offering price equal to the next determined net asset value per share plus sales charges imposed either at the time of purchase (the "initial sales charge alternative") or on a deferred basis (the "deferred sales charge alternative") depending upon the class of shares selected by the investor under the Merrill Lynch Select Pricing(SM) System, as described below. Net asset value per share will be determined in the manner set forth under "Additional Information -- Determination of Net Asset Value." The minimum initial purchase in each Portfolio is $1,000 and the minimum subsequent purchase in each Portfolio is $50 except that for participants in certain fee-based programs the minimum initial purchase is $500 and the minimum subsequent purchase is $50. Merrill Lynch may charge its customers a processing fee (currently $5.35) to confirm a sale of shares. Purchases made directly through the Fund's transfer agent are not subject to the processing fee.



     As to purchase orders received by selected dealers prior to the close of the New York Stock Exchange, which includes orders received after the close on the previous day, the applicable offering price will be based on the net asset value determined on the day the order is placed with the Distributor, provided the order is received by the Distributor prior to 4:30 p.m., New York City time, on that day. Any order may be rejected by the Distributor or the Fund. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the Municipal Bond markets, or otherwise.



     Each of the Portfolios issues four classes of shares under the Merrill Lynch Select Pricing(SM) System, which permits each investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Shares of Class A and Class D shares are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C shares are sold to investors choosing the deferred sales charge alternatives. Class C shares of the Limited Maturity Portfolio are available only through the Exchange Privilege and may not be purchased except through exchange of Class C shares of another Portfolio or another MLAM-advised mutual fund. Because retirement plans qualified under Section 401 of the Internal

Revenue Code of 1986, as amended (the "Code"), will be unable to benefit from the tax-exempt dividends of the Fund, the shares of the Fund may not be suitable investments for such retirement plans.



     Investors should determine whether under their particular circumstances it is more advantageous to incur the initial sales charge or to have the initial purchase price invested with the Portfolio with the investment thereafter being subject to a CDSC and ongoing distribution fees. A discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System is set forth under the Merrill Lynch Select Pricing(SM) System on page 8. Each Class A, Class B, Class C and Class D share of a Portfolio represents an identical interest in the Portfolio and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The deferred sales charges, distribution fees and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, will be imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by a Portfolio for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). See "Distribution Plans" below. Each class has different exchange privileges. See "Shareholder Services -- Exchange Privileges."



     Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the deferred sales charges and distribution fees with respect to Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, that are eligible to sell shares.



     The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing(SM) System.

                        INSURED AND NATIONAL PORTFOLIOS



-------------------------------------------------------------------------------------------------
                                            ACCOUNT
                                          MAINTENANCE  DISTRIBUTION           CONVERSION
   CLASS          SALES CHARGE(1)             FEE           FEE                FEATURE
-------------------------------------------------------------------------------------------------
     A      Maximum 4.00% initial sales
                    charge(2)(3)              No            No                    No
-------------------------------------------------------------------------------------------------
     B         CDSC for a period of 4        0.25%         0.50%     B shares convert to D shares
             years, at a rate of 4.00%                                   automatically after
               during the first year,                                 approximately ten years(5)
            decreasing 1.00% annually to
                      0.0%(4)
-------------------------------------------------------------------------------------------------
     C        1.00% CDSC for one year        0.25%         0.55%                  No
            decreasing to 0.0% after the
                   first year(6)
-------------------------------------------------------------------------------------------------
     D      Maximum 4.00% initial sales      0.25%          No                    No
                     charge(3)
-------------------------------------------------------------------------------------------------



                           LIMITED MATURITY PORTFOLIO



-------------------------------------------------------------------------------------------------
                                            ACCOUNT
                                          MAINTENANCE  DISTRIBUTION           CONVERSION
   CLASS          SALES CHARGE(1)             FEE           FEE                FEATURE
-------------------------------------------------------------------------------------------------
     A      Maximum 1.00% initial sales       No            No                    No
                    charge(2)(3)
-------------------------------------------------------------------------------------------------
     B        CDSC at a rate of 1.00%        0.15%         0.20%     B shares convert to D shares
               during the first year,                                    automatically after
            decreasing to 0.0% after the                              approximately ten years(5)
                   first year(4)
-------------------------------------------------------------------------------------------------
    C*        1.00% CDSC for one year        0.15%         0.20%                  No
            decreasing to 0.0% after the
                   first year(6)
-------------------------------------------------------------------------------------------------
     D      Maximum 1.00% initial sales      0.10%          No                    No
                     charge(3)
-------------------------------------------------------------------------------------------------


---------------

(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.


(2) Offered only to eligible investors. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares -- Eligible Class A Investors."


(3) Reduced for purchases of $25,000 or more for the Insured and National Portfolios and $100,000 or more for the Limited Maturity Portfolio and waived for purchases of Class A shares by participants in certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC for the Insured and National Portfolios and 0.20% CDSC for the Limited Maturity Portfolio, for one year. See "Class A" and "Class D" below.


(4) The CDSC may be modified in connection with certain fee-based programs.


(5) The conversion period for dividend reinvestment shares and the conversion and holding periods for certain retirement plans was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have an eight-year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.


(6) The CDSC may be waived in connection with certain fee-based programs.


 * Class C shares of the Limited Maturity Portfolio are available only through the Exchange Privilege. See page 46.

INITIAL SALES CHARGE ALTERNATIVES -- CLASS A AND CLASS D SHARES

     Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares.


     The public offering price of Class A and Class D shares of the Portfolios, for purchasers choosing the initial sales charge alternative, is the next determined net asset value plus varying sales charges (i.e., sales loads), as set forth below:


         CLASS A AND CLASS D SHARES OF INSURED AND NATIONAL PORTFOLIOS

                                                                        SALES CHARGE
                                                 -----------------------------------------------------------
                                                                                             DISCOUNT TO
                                                  SALES LOAD AS       SALES LOAD AS      SELECT DEALERS AS A
                                                 A PERCENTAGE OF    A PERCENTAGE* OF        PERCENTAGE OF
AMOUNT OF PURCHASE                               OFFERING PRICE    NET AMOUNT INVESTED     OFFERING PRICE
-----------------------------------------------  ---------------   -------------------   -------------------
Less than $25,000..............................        4.00%               4.17%                 3.75%
$25,000 but less than $50,000..................        3.75                3.90                  3.50
$50,000 but less than $100,000.................        3.25                3.36                  3.00
$100,000 but less than $250,000................        2.50                2.56                  2.25
$250,000 but less than $1,000,000..............        1.50                1.52                  1.25
$1,000,000 and over**..........................        0.00                0.00                  0.00


            CLASS A AND CLASS D SHARES OF LIMITED MATURITY PORTFOLIO



                                                                        SALES CHARGE
                                                 -----------------------------------------------------------
                                                                                             DISCOUNT TO
                                                  SALES LOAD AS       SALES LOAD AS      SELECT DEALERS AS A
                                                 A PERCENTAGE OF    A PERCENTAGE* OF        PERCENTAGE OF
AMOUNT OF PURCHASE                               OFFERING PRICE    NET AMOUNT INVESTED     OFFERING PRICE
-----------------------------------------------  ---------------   -------------------   -------------------
Less than $100,000.............................        1.00%               1.01%                  .95%
$100,000 but less than $250,000................         .75                 .75                   .70
$250,000 but less than $500,000................         .50                 .50                   .45
$500,000 but less than $1,000,000..............         .30                 .30                   .27
$1,000,000 and over**..........................         .00                 .00                   .00


---------------

*  Rounded to the nearest one-hundredth percent.



** The initial sales charge may be waived on Class A and Class D purchases of $1,000,000 or more made on or after October 21, 1994, but such purchases may be subject to a CDSC of 1.00% for the Insured and National Portfolios and 0.20% for the Limited Maturity Portfolio, if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs.



     The Distributor may reallow discounts to securities dealers with whom it has agreements and retain the balance over such discount. At times the Distributor may reallow the entire sales charge to selected dealers, in which case such dealers may be deemed to be underwriters within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), and subject to liability as such. The Distributor will retain the entire sales charge on orders placed directly with it. The proceeds from account maintenance fees are used to compensate Merrill Lynch for providing continuing account maintenance activities.



     During the fiscal year ended June 30, 1997, the Insured Portfolio, the National Portfolio and the Limited Maturity Portfolio sold 4,575,281, 7,233,788 and 2,507,909 Class A shares, respectively, for aggregate net proceeds of $36,693,201, $74,396,433 and $24,924,435, respectively. The gross sales charges for the sale of Class A shares of the Insured Portfolio, the National Portfolio and the Limited Maturity Portfolio for that period were $192,703, $166,061, and $12,434, of which Merrill Lynch received $168,171 for the Insured Portfolio, $149,402 for the National Portfolio and $11,295, for the Limited Maturity Portfolio, and the Distributor received $24,532(1) for the Insured Portfolio, $16,659(2) for the National Portfolio and $1,139(3) for the Limited Maturity Portfolio. For the fiscal year ended June 30, 1997, the Distributor did not receive any CDSCs with respect to redemption within one year after purchase of Class A shares purchased subject to a front-end sales charge waiver for the Insured, the National and the Limited Maturity Portfolios.



     During the fiscal year ended June 30, 1997, the Insured Portfolio, the National Portfolio and the Limited Maturity Portfolio sold 12,779,520, 10,536,060, and 3,468,693 Class D shares, respectively, for aggregate net proceeds of $101,973,172, $108,053,333 and $34,441,741, respectively. The gross sales charges for the sale of Class D shares of the Insured Portfolio, the National Portfolio and the Limited Maturity Portfolio for that period were $76,775, $110,841, and $21,653, of which the Merrill Lynch received $69,053 for the Insured Portfolio, $98,975 for the National Portfolio and $20,019, for the Limited Maturity Portfolio, and the Distributor received $7,722(4), for the Insured Portfolio, $11,866(5) for the National Portfolio and $1,634 for the Limited Maturity Portfolio. For the fiscal year ended June 30, 1997, the Distributor received CDSC proceeds of $180,983 and $177,957 with respect to redemption within one year after purchase of Class D shares purchased subject to a front-end sales charge waiver for the Insured and National Portfolios, respectively. For the same period the Distributor did not receive any CDSC proceeds with respect to redemption within one year after purchase of Class D shares purchased subject to a front-end sales charge waiver for the Limited Maturity Portfolio.



     Eligible Class A Investors. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends from outstanding Class A shares. Investors that currently own Class A shares of a Portfolio in a shareholder account, including participants in the Merrill Lynch Blueprint(SM) program, are entitled to purchase additional Class A shares of that Portfolio in that account. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs and U.S. branches of foreign banking institutions, provided that the program or branch has $3 million or more initially invested in MLAM-advised mutual funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs, including TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company


---------------


(1) Includes $4,806 in direct commissions received by MLFD.



(2) Includes $114 in direct commissions received by MLFD.



(3) Includes $138 in direct commissions received by MLFD.



(4) Includes $56 in direct commissions received by MLFD.



(5) Includes $56 in direct commissions received by MLFD.

serves as trustee, certain Merrill Lynch investment programs that offer pricing alternatives for securities transactions and purchases made in connection with certain fee-based programs. In addition, Class A shares will be offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised mutual funds, including the Fund. Certain persons who acquired shares of certain MLAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions set forth in the Statement of Additional Information are met (for closed-end funds that commenced operations prior to October 21, 1994). In addition, Class A shares of the Fund and certain other MLAM-advised mutual funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, if certain conditions set forth in the Statement of Additional Information are met, to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of the Fund and certain other MLAM-advised mutual funds.



     Reduced Initial Sales Charges. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and Class D sales charges also may be reduced under a Right of Accumulation and a Letter of Intention. Class A shares are offered at net asset value to certain eligible Class A investors as set forth under "Eligible Class A Investors." See "Shareholder
Services -- Fee-Based Programs."



     Provided applicable threshold requirements are met, Class D shares are offered at net asset value to Employee Access(SM) Accounts available through authorized employers. Subject to certain conditions, Class A and Class D shares are offered at net asset value to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc., and Class A shares are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc., who wish to reinvest in shares of the Fund the net proceeds from a sale of certain of their shares of common stock, pursuant to tender offers conducted by those funds.



     Class D shares are offered at net asset value without sales charge to an investor who has a business relationship with a Merrill Lynch Financial Consultant if certain conditions set forth in the Statement of Additional Information are met. Class D shares may be offered at net asset value in connection with the acquisition of assets of other investment companies.


     Class D shares are offered with reduced sales charges and, in certain circumstances, at net asset value, to participants in the Merrill Lynch Blueprint(SM) Program.

     Additional information concerning these reduced initial sales charges is set forth in the Statement of Additional Information.


     Employee Access(SM) Accounts. Class A or Class D shares are offered at net asset value to Employee Access Accounts available through employers that provide employer sponsored retirement or savings plans that are eligible to purchase such shares at net asset value. The initial minimum investments for such accounts is $500, except that the initial minimum investments for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

DEFERRED SALES CHARGE ALTERNATIVES -- CLASS B AND CLASS C SHARES

     Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds.


     The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares of the Insured and National Portfolios are subject to a four year CDSC and Class B shares of the Limited Maturity Portfolio are subject to a one year CDSC, while Class C shares of each Portfolio are subject only to a one year 1.00% CDSC. On the other hand, approximately ten years after Class B shares are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, are automatically converted into Class D shares of the relevant Portfolio and thereafter will be subject to lower continuing fees. See "Conversion of Class B Shares to Class D Shares" below. Class C shares of the Limited Maturity Portfolio are available only through the Exchange Privilege. Both Class B and Class C shares of each Portfolio are subject to an account maintenance fee of 0.25% (in the case of the National and Insured Portfolios) and 0.15% (in the case of the Limited Maturity Portfolio) of net assets. Class B and Class C shares of the Insured and National Portfolios are subject to distribution fees equal to 0.50% and 0.55%, respectively, of net assets. Class B and Class C shares of the Limited Maturity portfolio are subject to a distribution fee of 0.20% of net assets. See "Distribution Plans." The proceeds from account maintenance fees are used to compensate Merrill Lynch for providing continuing account maintenance activities.


     Class B and Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment. Merrill Lynch compensates its financial consultants for selling Class B and Class C shares at the time of purchase from its own funds. See "Distribution Plans" below.


     Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares from its own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. Approximately ten years after issuance, Class B shares of a Portfolio will convert automatically into Class D shares of that Portfolio, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately eight years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.



     Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below. Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services -- Exchange Privileges" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

     Contingent Deferred Sales Charge -- Class B Shares. Class B shares of the Insured and National Portfolios redeemed within four years of purchase and Class B shares of the Limited Maturity Portfolio redeemed within one year of purchase, may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on the redemption of shares received upon the reinvestment of dividends or capital gains distributions. Effective on or about May 12, 1997, the Class B CDSC also will be waived for any Class B shares purchased within eligible Employee Access(SM) Accounts.



     The following table sets forth the rates of the CDSC on Class B shares applicable for the period starting October 21, 1994:



                                 INSURED OR                                CDSC AS A
                             NATIONAL PORTFOLIO;                         PERCENTAGE OF
                             YEAR SINCE PURCHASE                         DOLLAR AMOUNT
                                PAYMENT MADE                           SUBJECT TO CHARGE
                            ---------------------                      -----------------
        0-1..........................................................         4.00%
        1-2..........................................................         3.00%
        2-3..........................................................         2.00%
        3-4..........................................................         1.00%
        4 and thereafter.............................................         0.00%



                              LIMITED MATURITY                             CDSC AS A
                                 PORTFOLIO;                              PERCENTAGE OF
                             YEAR SINCE PURCHASE                         DOLLAR AMOUNT
                                PAYMENT MADE                           SUBJECT TO CHARGE
                            ---------------------                      -----------------
        0-1..........................................................         1.0%
        1 and thereafter.............................................         0.0%



     For the fiscal year ended June 30, 1997, the Distributor received $1,906,615 in CDSCs with respect to redemptions of Class B shares, amounting to $979,435, $868,705 and $58,475 in the Insured, National and Limited Maturity Portfolios, respectively, all of which were paid to Merrill Lynch. Additional CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs.



     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible applicable rate being charged. Therefore, with respect to the Insured and National Portfolios, it will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the applicable four-year period. It will be assumed, with respect to the Limited Maturity Portfolio, that the redemption is of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

     To provide an example, assume an investor purchased 100 Class B shares of the Insured Portfolio at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.00% (the applicable rate in the third year after purchase for shares purchased on or after October 21, 1994).



     Additional information concerning the waiver of the Class B CDSC is set forth in the Statement of Additional Information.



     Contingent Deferred Sales Charges -- Class C Shares. Class C shares that are redeemed within one year of purchase may be subject to a 1.00% CDSC charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The Class C CDSC may be waived in connection with certain fee-based programs. See "Shareholder
Services -- Fee-Based Programs."


     The following table sets forth the rates of the contingent deferred sales charge on the Class C shares of the Insured, National and Limited Maturity
Portfolios:


                                                                      CONTINGENT DEFERRED
                                                                       SALES CHARGE AS A
                                                                         PERCENTAGE OF
        YEAR SINCE PURCHASE                                              DOLLAR AMOUNT
        PAYMENT MADE                                                   SUBJECT TO CHARGE
        ------------------------------------------------------------  -------------------
        0-1.........................................................         1.00%
        thereafter..................................................         0.00%



     In determining whether a Class C CDSC is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.



     For the fiscal year ended June 30, 1997, the Distributor received $17,583 in CDSCs with respect to redemptions of Class C shares, amounting to $6,915, $10,273 and $395 in the Insured, National and Limited Maturity Portfolios, respectively, all of which were paid to Merrill Lynch. Additional CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs.


     Conversion of Class B Shares to Class D Shares. After approximately ten years (the "Conversion Period"), Class B shares of a Portfolio will be converted automatically into Class D shares of the relevant Portfolio. Class D shares are subject to an ongoing account maintenance fee of 0.25% (in the case of Insured

Portfolio and National Portfolio) and 0.10% (in the case of the Limited Maturity Portfolio) of net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for federal income tax purposes.

     In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

     Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

     In general, Class B shares of equity MLAM-advised mutual funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed income MLAM-advised mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.


     The Conversion Period also may be modified in connection with certain fee-based programs. See "Shareholder Services -- Fee-Based Programs."


DISTRIBUTION PLANS

     The Fund has adopted separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes. The Class B and Class C Distribution Plans provide for the payment of account maintenance fees and distribution fees, and the Class D Distribution Plan provides for the payment of account maintenance fees.

     The Distribution Plans for Class B, Class C and Class D shares each provide that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class of a Portfolio, accrued daily and paid monthly, at the annual rate of 0.25% (in the case of the Class B, Class C and Class D shares of the Insured Portfolio and the National Portfolio) and 0.15% (in the case of Class B and Class C shares of the Limited Maturity) and 0.10% (in the case of the Class D shares of the Limited Maturity Portfolio) of the average daily net assets of the Portfolio attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.

     The Distribution Plans for Class B and Class C shares each provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class of a Portfolio, accrued daily and paid monthly, at the annual rate of 0.50% and 0.55% for the Class B and Class C shares, respectively, of the Insured and National Portfolios and 0.20% for the Class B and Class C shares of the Limited Maturity Portfolio of the average daily net assets of the Portfolio attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Portfolio. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Fund in that the deferred sales charges provide for the financing of the distribution of the Fund's Class B and Class C shares.


     Prior to July 6, 1993, the Fund paid the Distributor an ongoing distribution fee, accrued daily and paid monthly, at the annual rate of 0.75% (in the case of the Insured Portfolio and National Portfolio) and 0.35% (in the case of the Limited Maturity Portfolio) of the average daily net assets of the Class B shares of the respective Portfolio (the "Prior Plan") to compensate the Distributor and Merrill Lynch for providing account maintenance and distribution-related activities and services to Class B shareholders. The fee rate payable and the services provided under the Prior Plan are identical to the aggregate fee rate payable and the services provided under the Distribution Plan, the difference being that the account maintenance and distribution services have been unbundled. For the fiscal year ended June 30, 1997, the Insured, National and Limited Maturity Portfolios paid the Distributor $4,901,030, $3,073,016, and $222,614, respectively, pursuant to the Class B Distribution Plan (based on average net assets subject to the Class B Distribution Plan of approximately $653.5 million, $409.7 million, and $63.6 million, respectively), all of which were paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended June 30, 1997, the Insured, National and Limited Maturity Portfolios paid the Distributor $134,437, $162,696, and $634, respectively, pursuant to the Class C Distribution Plan (based on average net assets subject to the Class C Distribution Plan of approximately $16.8 million, $20.3 million, and $0.2 million, respectively), all of which were paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended June 30, 1997, the Insured, National and Limited Maturity Portfolios paid the Distributor $116,523, $126,564, and $17,810, respectively, pursuant to the Class D Distribution Plan (based on average net assets subject to the Class D Distribution Plan of approximately $46.6 million, $50.6 million, and $17.8 million, respectively), all of which were paid to Merrill Lynch for providing account maintenance services in connection with Class D shares.



     The payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the relevant shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses incurred by the Distributor and Merrill Lynch is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31, of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of account maintenance fees, the distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction procession expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and the CDSCs, and expenses consist of financial consultant compensation.



     As of December 31, 1996, the last date for which fully allocated accrual data is available, the fully allocated accrual revenues incurred by the Distributor and Merrill Lynch since October 21, 1988 (commencement of operations) with respect to Class B shares of the Insured Portfolio exceeded fully allocated expenses for that period by $28,142,845 (representing 4.13% of the Insured Portfolio's Class B net assets at that date), and the fully allocated accrual revenues incurred by the Distributor and Merrill Lynch during that period with respect to Class B shares of the National Portfolio exceeded the fully allocated accrual expenses for that period by $13,052,833 (representing 3.28% of the National Portfolio's Class B net assets at that date). The fully allocated accrual revenues incurred by the Distributor and Merrill Lynch during the period from November 2, 1992 (commencement of operations) to December 31, 1996, with respect to Class B shares of the Limited Maturity Portfolio exceeded fully allocated expenses by $1,480,421 (representing 2.35% of the Limited Maturity Portfolio's Class B net assets at that date). As of June 30, 1997, direct cash revenues received with respect to the Class B shares of the Insured Portfolio for the period since October 21, 1988 (commencement of operations) exceeded direct cash expenses by $30,395,737 (representing 5.43% of Insured Portfolio Class B net assets at that date) and direct cash revenues received with respect to Class B shares of the National Portfolio for the same period exceeded direct cash expenses by $14,736,843 (representing 3.55% of National Portfolio Class B net assets at that date). As of June 30, 1997, direct cash revenues received with respect to the Class B shares of the Limited Maturity Portfolio for the period since November 2, 1992 (commencement of operations) exceeded direct cash expenses by $1,584,188 (representing 2.92% of Limited Maturity Portfolio Class B net assets at that date).



     With respect to Class C shares, as of December 31, 1996, the last date for which fully allocated accrual data is available, the fully allocated accrual revenues incurred by the Distributor and Merrill Lynch since October 21, 1994 (commencement of operations) with respect to Class C shares of the Insured Portfolio exceeded fully allocated expenses for that period by $112,698 (representing 0.55% of the Insured Portfolio's Class C net assets at that date), and the fully allocated accrual revenues incurred by the Distributor and Merrill Lynch during that period with respect to Class C shares of the National Portfolio exceeded the fully allocated accrual expenses for that period by $75,014 (representing 0.40% of the National Portfolio's Class C net assets at that date) and the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch during that period with respect to Class C shares of the Limited Maturity Portfolio exceeded the fully allocated accrual revenues for that period by $1,128 (representing 0.50% of the Limited Maturity Portfolio's Class C net assets at that date). As of June 30, 1997, direct cash revenues received with respect to the Class C shares of the Insured Portfolio for the period since October 21, 1994 (commencement of operations) exceeded direct cash expenses by $152,980 (representing 1.28% of Insured Portfolio Class C net assets at that date), and the direct cash revenues received with respect to the Class C shares of the National Portfolio for the same period exceeded direct cash expenses by $144,667 (representing 0.51% of National Portfolio Class C net assets at that date) and the direct cash expenses with respect to Class C shares of the Limited Maturity Portfolio exceeded direct cash revenues by $812 (representing 0.76% of Limited Maturity Portfolio Class C net assets at that date).

     The Fund has no obligation with respect to distribution and/or account maintenance related expenses incurred by the Distributor and Merrill Lynch in connection with the Class B, Class C and Class D shares, and there is no assurance that the Board of Directors of the Fund will approve the continuation of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Directors will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each Class of a Portfolio separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to the one class of a Portfolio will not be used to subsidize the sale of shares of another class of the same Portfolio or of any class of another Portfolio. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares into Class D shares as set forth under "Deferred Sales Charge Alternatives -- Class B and Class C Shares -- Conversion of Class B to Class D Shares."

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES


     The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the Fund's distribution fee and the CDSC borne by the Class B and Class C but not the account maintenance fees. The maximum sales charge rule is applied separately to each class and Portfolio. As applicable to a Portfolio, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares of that Portfolio, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective classes, computed separately at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charge at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fees. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.


                              REDEMPTION OF SHARES


     The Fund is required to redeem for cash all shares of each Portfolio upon receipt of a written request in proper form. The redemption price is the net asset value per share of the Portfolio next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends declared through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the relevant Portfolio at such time. If a shareholder redeems all of the shares in his account, he will receive, in addition to the net asset value of the shares redeemed, a separate check representing all dividends declared but unpaid. If a shareholder redeems a portion of the shares in his account, the dividends declared but unpaid on the shares redeemed will be distributed on the next dividend payment date. As set forth below, special procedures are available pursuant to which shareholders may redeem by check.

REDEMPTION


     A shareholder wishing to redeem shares may do so by tendering the shares directly to the Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by the certificate(s) for the shares to be redeemed. The notice in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as their name(s) appear(s) on the Transfer Agent's register or on the certificate(s), as the case may be. The signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. Examples of eligible guarantor institutions include most commercial banks and other broker dealers (including for example, Merrill Lynch branch offices). Information regarding other financial institutions that qualify as "eligible guarantor institutions" may be obtained from the Transfer Agent. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payment will be mailed within seven days of receipt of a proper notice of redemption.



     At various times the Fund may be requested to redeem shares of a Portfolio for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment (e.g., cash, Federal funds, or a certified check drawn on a United States bank) has been collected for the purchase of such shares. Normally this delay will not exceed ten days.


REPURCHASE


     The Fund will also repurchase shares of each Portfolio through a shareholder's listed securities dealer. The Fund will normally accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, provided that the request for repurchase is received by the dealer prior to the close of business on the New York Stock Exchange on the day received and is received by the Fund from the dealer not later than 4:30 p.m., New York City time, on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 4:30 p.m., New York City time, in order to obtain that day's closing price. These repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable CDSC). Securities dealers that do not have selected dealer agreements with the Distributor may impose a charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (currently $5.35) to confirm a repurchase of shares. Redemptions made directly through the Fund's Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase. The exercise of this right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure.

     For shareholders redeeming through their listed securities dealer, payment for full and fractional shares will be made by the securities dealer within seven days of the proper tender of the certificates, if any, and stock power or letter requesting redemption, in each instance with signatures guaranteed as noted above.

REINSTATEMENT PRIVILEGE -- CLASS A AND CLASS D SHARES


     As described in further detail in the Statement of Additional Information, holders of Class A or Class D shares of any of the three Portfolios who have redeemed their shares have a one-time privilege to reinstate their accounts by purchasing Class A or Class D, as the case may be, shares of the same Portfolio, in which they had invested at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.



                              SHAREHOLDER SERVICES



     Each Portfolio offers a number of shareholder services designed to facilitate investment in its shares at no extra cost to the investor. Below is a description of these services. Full details as to each of these services and copies of the various plans described below can be obtained from the Fund.



INVESTMENT ACCOUNT



     Each shareholder whose account is maintained with the Transfer Agent has an Investment Account and will receive a statement, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gains distributions. These statements will also show any other activity in the account since the preceding statement. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gain distributions. A shareholder may make additions to his Investment Account at any time by purchasing shares at the applicable public offering price either through a securities dealer that has entered into a selected dealer agreement with the Distributor or by mail directly to the Transfer Agent.



     Shareholders also may maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name will be opened automatically, at the Transfer Agent. Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent.



     Share certificates are issued only for full shares and only upon the specific request of the shareholder. Certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.



AUTOMATIC INVESTMENT PLAN



     An Automatic Investment Plan is available whereby the Transfer Agent is authorized through pre-authorized checks of $50 or more to charge the regular bank account of the shareholder on a monthly basis to provide systematic additions of shares of the Fund to the shareholder's Investment Account. Shareholders whose positions in any Portfolio of the Fund are maintained in a CMA(R) or CBA(R) account may participate in the CMA(R) or CBA(R) Automated Investment Program, through which investments in any Portfolio of the Fund may be made on a regularly scheduled basis ranging from weekly to semiannually in amounts of $100 or more.



FEE-BASED PROGRAMS



     Certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares that will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program's client agreement and from the Transfer Agent at 1-800-MER-FUND or (800) 637-3863.



AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS



     All dividends and capital gains distributions are automatically reinvested in full and fractional shares of the respective Portfolio, without a sales charge at the net asset value of the shares of the respective Portfolio as of the close of business on the payable date of the dividend or distribution. A shareholder may at any time, by written notification to Merrill Lynch if the shareholder's account is maintained with Merrill Lynch or by written notification or by telephone (1-800-MER-FUND) to the Transfer Agent if the shareholder's account is maintained with the Transfer Agent, elect to have subsequent dividends or capital gains distributions, or both, paid in cash, rather than reinvested, in which event payment will be mailed on or about the payment date. The Fund is not responsible for any failure of delivery to the shareholder's addresses of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks. Cash payments can also be directed to the shareholder's bank account. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.



SYSTEMATIC WITHDRAWAL PLANS



     A shareholder of any of the three Portfolios may elect to receive systematic withdrawal payments from his or her Investment Account in the form of payments by check or through automatic payment by direct deposit to his or her bank account on either a monthly or calendar quarterly basis. A shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R) or CBA(R) Systematic Redemption Program, subject to certain conditions. With respect to redemptions of Class B and Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C
Shares -- Contingent Deferred Sales Charge -- Class B Shares" and "Contingent Deferred Sales Charges -- Class C Shares." Where the systematic withdrawal plan is applied to Class B Shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will automatically be applied thereafter to Class D shares. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares -- Conversion of Class B Shares to Class D Shares."



EXCHANGE PRIVILEGES



     U.S. Shareholders of each class of shares of a Portfolio who have held all or part of their shares in the Portfolio for at least 15 days may exchange their shares for shares of certain other Portfolios of the Fund, or with certain other MLAM-advised mutual funds.



     Under the Merrill Lynch Select Pricing(SM) System, Class A shareholders may exchange Class A shares of a Portfolio for Class A shares of another Portfolio or a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the other Portfolio or second fund in the account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the other Portfolio or second fund. If the Class A shareholder wants to exchange Class A shares for shares of another Portfolio or a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the other Portfolio or second fund in his account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the other Portfolio or second fund, the shareholder will receive Class D shares of the other Portfolio or second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of another Portfolio or a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the other Portfolio or second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the other Portfolio or second fund.



     Exchanges of Class A and Class D shares are made on the basis of the relative net asset values per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the Class A or Class D shares being exchanged and the sales charge payable at the time of the exchange on the shares being acquired.



     Class B, Class C and Class D shares of a Portfolio will be exchangeable with shares of the same class of another Portfolio or other MLAM-advised mutual funds. Class C shares of the Limited Maturity Portfolio are available only through the Exchange Privilege.



     Shares of a Portfolio that are subject to a CDSC will be exchangeable on the basis of relative net asset value per share without the payment of any CDSC that might otherwise be due upon redemption of the shares of the Portfolio. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Portfolio is "tacked" to the holding period for the newly acquired shares of the other fund or Portfolio.



     Class A, Class B, Class C and Class D shares also will be exchangeable for shares of certain MLAM-advised money market funds specifically designated as available for exchange by holders of Class A, Class B, Class C or Class D shares. The period of time that Class A, Class B, Class C or Class D shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of any CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period.



     Class B shareholders of a Portfolio exercising the exchange privilege will continue to be subject to the CDSC schedule applicable to that Portfolio if such schedule is higher than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of a Portfolio acquired through use of the exchange privilege will be subject to the CDSC schedule applicable to that Portfolio if such schedule is higher than the CDSC schedule relating to the Class B shares of the MLAM-advised mutual fund from which the exchange has been made.



     Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes. For further information, see "Shareholder Services -- Exchange Privilege" in the Statement of Additional Information.



                             PORTFOLIO TRANSACTIONS


     No Portfolio has any obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Municipal Bonds and money market securities in which each Portfolio invests are traded primarily in the over-the-counter market. Where possible, each Portfolio deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved and the provision of supplemental investment research by the firm. While the Fund generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.


     Municipal Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of the portfolio securities transactions of each Portfolio consists primarily of dealer or underwriter spreads. Under the Investment Company Act, persons affiliated with the Fund, including Merrill Lynch, are prohibited from dealing with the Fund as a principal in the purchase and sale of securities. The Fund has obtained an exemptive order permitting it to engage in certain principal transactions involving high-quality short-term Municipal Bonds. In addition, the Fund may not purchase Municipal Bonds from any underwriting syndicate of which Merrill Lynch is a member except pursuant to procedures approved by the Board of Directors which comply with rules adopted by the Securities and Exchange Commission. Affiliated persons of the Fund may serve as its broker in over-the-counter transactions conducted on an agency basis.



                             ADDITIONAL INFORMATION



DIVIDENDS AND DISTRIBUTIONS



     The net investment income of each Portfolio is declared as dividends daily immediately prior to the determination of the net asset value of each Portfolio on that day. The net investment income of each Portfolio for dividend purposes consists of interest earned on portfolio securities, less expenses, in each case computed since the most recent determination of net asset value. Expenses of each Portfolio, including the advisory fee and Class B, Class C and Class D account maintenance and Class B and Class C distribution fees (if applicable), are accrued daily. Dividends of net investment income are declared daily and reinvested monthly in the form of additional full and fractional shares of each Portfolio at net asset value unless the shareholder elects to receive such dividends in cash. The per share dividend distributions on each class of shares of each of the three Portfolios will be reduced as a result of any account maintenance, distribution and transfer agency fees applicable to that class. Shares will accrue dividends as long as they are issued and outstanding. Shares are issued and outstanding as of the settlement date of a purchase order to the settlement date of a redemption order.



     Net realized capital gains, if any, are declared and distributed to the Fund's shareholders at least annually. Capital gains distributions will be automatically reinvested in shares unless the shareholder elects to receive such distributions in cash.



     See "Shareholder Services -- Automatic Reinvestment of Dividends and Capital Gains Distributions" for information as to how to elect either dividend reinvestment or cash payments. Any portions of dividends and distributions that are taxable to shareholders as described below are subject to income tax whether they are reinvested in shares of any Portfolio or received in cash.



FEDERAL INCOME TAXES



     Each Portfolio of the Fund generally will be treated as a separate corporation for Federal income tax purposes. Each Portfolio has qualified and expects to continue to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). If each

Portfolio qualifies for that tax treatment, it will not be subject to Federal income tax on that part of its net ordinary income and net realized long-term capital gains that it distributes to its shareholders.



     Each Portfolio has qualified and expects to continue to qualify to pay "exempt-interest" dividends as defined in the Code. If it so qualifies, dividends or any part thereof (other than any capital gain distributions) paid by the Portfolio that are attributable to interest on tax-exempt obligations and designated by the Portfolio as exempt-interest dividends in a written notice mailed to the Portfolio's shareholders within sixty days after the close of its taxable year may be treated by shareholders for all purposes as items of interest excludable from their gross income under Section 103(a) of the Code. The recipient of tax-exempt income is required to report such income on his or her Federal income tax return. However, a shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) if such shareholder would be treated as a "substantial user" under Section 147(a)(1) of the Code with respect to some or all of the tax-exempt obligations held by the Portfolio. The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of the Portfolio is not deductible to the extent attributable to exempt-interest dividends. Also, any losses realized by individuals who dispose of shares of the Fund within six months of their purchase are disallowed to the extent of any exempt-interest dividends received with respect to such shares.



     Each Portfolio may realize capital gains, which will constitute taxable income. Any distributions designated as capital gain dividends, i.e., as being made from the Portfolio's net long-term capital gains (whether from tax-exempt or taxable obligations) in a written notice furnished annually to shareholders are taxable to shareholders as gains from the sale or exchange of a capital asset held for more than one year, regardless of a shareholder's holding period for shares of the Portfolio. In addition, if, after April 30, 1993, a Portfolio acquired tax-exempt obligations having market discount (generally, obligations acquired for a price less than their principal amount), any gain on the disposition or retirement of such obligations will be treated as ordinary income to the extent of accrued market discount.



     Dividends paid by each Portfolio from its taxable income (i.e., interest on money market securities) and distributions of net realized short-term capital gains (whether from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income.



     Some shareholders may be subject to a 31% withholding tax ("backup withholding") on reportable dividends, capital gains distributions and redemption payments. Backup withholding is not required with respect to dividends representing "exempt-interest." Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalties of perjury that such number is correct and that he is not otherwise subject to backup withholding.



     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.



     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.



     Individual shareholders of the Fund may be subject to alternative minimum tax to the extent the Fund holds "private activity" bonds. The Fund expects that it will hold private activity bonds; however, in general, an individual shareholder filing a joint return who does not have any tax preference items subject to the alternative minimum tax other than income received from the Fund derived from private activity bonds would have to receive more than $45,000 of such income from the Fund before becoming subject to the alternative minimum tax.



     Exempt-interest dividends paid by the Fund, whether or not attributable to private activity bonds, may increase a corporate shareholder's alternative minimum taxable income. In addition, the payment of exempt-interest dividends may increase a corporate shareholder's liability for the environmental tax imposed on a corporation's alternative minimum taxable income (computed without regard to either the alternative tax net operating loss deduction or the environmental tax deduction) at a rate of $12 per $10,000 (0.12%) of alternative minimum taxable income in excess of $2,000,000. The tax will be imposed even if the corporation is not required to pay an alternative minimum tax.



     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Regulations are subject to change by legislative or administrative action either prospectively or retroactively. The Statement of Additional Information sets forth additional information regarding other tax aspects of investment in the Fund.



     Ordinary income and capital gains dividends may also be subject to State and local taxes.



STATE AND LOCAL TAXES



     Depending upon the extent of the Fund's activities in those states and localities in which its offices are maintained or in which its agents or independent contractors are located, the Fund may be subject to the tax laws of such states or localities. In addition, the exemption of interest income for Federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such interest income, and each holder of shares of the Fund is advised to consult his or her own tax adviser in that regard. The Fund will report annually the percentage of interest income received by each Portfolio during the preceding year on tax-exempt obligations, indicating, on a state-by-state basis, the source of such income.


DETERMINATION OF NET ASSET VALUE


     The net asset value of the shares of all classes of each Portfolio is determined once daily, Monday through Friday, immediately after the declaration of dividends as of 15 minutes after the close of business on the New York Stock Exchange (generally 4:00 p.m., New York City time), on each day that the New York Stock Exchange is open for trading or on any other day on which there is sufficient trading in portfolio securities that the net asset value of a Portfolio's shares may be materially affected. The New York Stock Exchange is not open on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is computed by dividing the sum of the value of the portfolio securities held by each Portfolio plus any cash or other assets minus all liabilities by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the investment advisory fees payable to FAM and account maintenance and/or distribution fees payable to the distributor are accrued daily.


     The per share net asset value of Class A shares of a Portfolio generally will be higher than the per share net asset value of shares of the other classes of that Portfolio, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance and higher transfer agency fees applicable with respect to Class D shares. Moreover, the per share net asset value of Class D shares generally will be higher than the per share net asset value of Class B and Class C shares, reflecting the daily expense accruals of distribution and higher transfer agency fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the four classes of a Portfolio will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of expense accrual differentials among the classes.


     The Municipal Bonds and money market securities in which each Portfolio invests are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded on each day during which trading is conducted thereon. Assets for which market quotations are not readily available are valued at fair value on a consistent basis using methods determined in good faith by the Board of Directors, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations.


PERFORMANCE DATA


     From time to time the Fund may include its average annual total return, yield and tax equivalent yield for various specified time periods in advertisements or information furnished to present or prospective shareholders. Average annual total return, yield and tax equivalent yield are computed separately for the Class A, Class B, Class C and Class D shares of the Portfolios in accordance with formulas specified by the Commission.


     Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including any CDSC that would be applicable to a complete redemption of the investment at the end of the specified period, such as in the case of Class B and Class C shares and the maximum sales charge in the case of Class A and Class D shares. Dividends paid with respect to all shares of a Portfolio, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that distribution fees, account maintenance fees and any incremental transfer agency costs relating to a class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares of the Portfolios in any advertisement or information including performance data for such Portfolios.

     The Fund also may quote total return and aggregate total return performance data for various specified time periods. Such data will be calculated substantially as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included. Actual annual or annualized total return data generally will be lower than average annual total return data since the average annual rates of return reflect compounding; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. See "Purchase of Shares." The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical investment in the Fund at the beginning of each specified period.


     Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by
(b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period. Tax equivalent yield quotations will be computed by dividing (a) the part of the Fund's yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the Fund's yield that is not tax-exempt. The yield for the 30-day period ending June 30, 1997 was:



                                                                                          LIMITED
                                                                                          MATURITY
                                             INSURED PORTFOLIO     NATIONAL PORTFOLIO     PORTFOLIO
                                             -----------------     ------------------     --------
        Class A............................         4.91%                 4.92%             3.90%
        Class B............................         4.36%                 4.37%             3.58%
        Class C............................         4.30%                 4.32%             3.56%
        Class D............................         4.66%                 4.68%             3.80%



     The tax equivalent yield for the same period (based on a tax rate of 28%) was:



                                                                                          LIMITED
                                                                                          MATURITY
                                             INSURED PORTFOLIO     NATIONAL PORTFOLIO     PORTFOLIO
                                             -----------------     ------------------     --------
        Class A............................         6.82%                 6.83%             5.42%
        Class B............................         6.06%                 6.07%             4.97%
        Class C............................         5.97%                 6.00%             4.94%
        Class D............................         6.47%                 6.50%             5.28%


     Total return, yield and tax equivalent yield figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return, yield and tax equivalent yield will vary depending on market conditions, the securities comprising the Portfolio, the Portfolio's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in a Portfolio will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.


     On occasion, the Fund may compare its performance to that of the Standard & Poor's 500 Index, the Value Line Composite Index, the Dow Jones Industrial Average, or performance data contained in publications such as Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine or Fortune

Magazine. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.



TRANSFER AGENT



     Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund's Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "Management of the Fund -- Transfer Agency Services."


CUSTODIAN


     The Bank of New York, 90 Washington Street, 12th Floor, New York, New York 10286, is the Fund's Custodian.


COUNSEL AND AUDITOR


     Rogers & Wells, counsel to the Fund, passes upon legal matters for the Fund in connection with the shares offered by this Prospectus. Deloitte & Touche LLP, independent auditors, are auditors of the Fund.


SHAREHOLDER REPORTS

     The Fund issues to its shareholders quarterly reports containing unaudited financial statements and annual reports containing financial statements examined by auditors approved annually by the Directors. Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts the shareholder should notify in writing:

        Merrill Lynch Financial Data Services, Inc.
        P.O. Box 45289
        Jacksonville, Florida 32232-5289


     The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch, Pierce, Fenner & Smith Incorporated and/or mutual fund account numbers. If you have any questions regarding this please call your Merrill Lynch Financial Consultant or Merrill Lynch Financial Data Services, Inc. at (800) 637-3863.


ADDITIONAL INFORMATION


     This Prospectus does not contain all the information included in the Registration Statement filed with the Commission under the Securities Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Commission. The Statement of Additional Information, dated October 7, 1997, which forms a part of the Registration Statement, is incorporated by reference into this Prospectus. The Statement of Additional Information may be obtained without charge as provided on the cover page of this Prospectus. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Commission in Washington, D.C. To the knowledge of the Fund, no person or entity owned beneficially 5% or more of any class of the Fund's shares on September 1, 1997.

                    [This page is intentionally left blank]

        MERRILL LYNCH MUNICIPAL BOND FUND -- AUTHORIZATION FORM (PART 1)
--------------------------------------------------------------------------------

NOTE: THIS FORM MAY NOT BE USED FOR PURCHASES THROUGH THE MERRILL LYNCH
      BLUEPRINT(SM) PROGRAM. YOU MAY REQUEST A MERRILL LYNCH BLUEPRINT(SM) PROGRAM APPLICATION BY CALLING (800) 637-3766.
--------------------------------------------------------------------------------
1. SHARE PURCHASE APPLICATION

   I, being of legal age, wish to purchase: (choose one)

                  Insured Portfolio             [ ] Class A        [ ] Class B        [ ] Class C        [ ] Class D
                                                shares             shares             shares             shares
                  National Portfolio            [ ] Class A        [ ] Class B        [ ] Class C        [ ] Class D
                                                shares             shares             shares             shares
                  Limited Maturity Portfolio    [ ] Class A        [ ] Class B        [ ] Class D
                                                shares             shares             shares

of Merrill Lynch Municipal Bond Fund and establish an Investment Account as described in the Prospectus. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

      Basis for establishing an Investment Account:

      A. I enclose a check for $.......... payable to Merrill Lynch Financial
   Data Services, Inc., as an initial investment (minimum $1,000). I understand that this purchase will be executed at the applicable offering price next to be determined after this Application is received by you.

      B. I already own shares of the following Merrill Lynch mutual funds that would qualify for the right of accumulation as outlined in the Statement of Additional Information: (Please list all funds. Use a separate sheet of paper if necessary.)

1. ..........................................................                 4.
 ..........................................................

2. ..........................................................                 5.
 ..........................................................

3. ..........................................................                 6.
   ..........................................................

Name............................................................................
     First Name                    Initial                   Last Name

Name of Co-Owner (if any).......................................................
                      First Name           Initial           Last Name

Address
 ...............................................................................
Date............................................................................

(Zip Code)
Occupation .........................................
 ...................................................
                 Signature of Owner

Occupation .........................................   Name and Address of Employer.................................................

                                                       .............................................................................

                                                       .............................................................................

 ...................................................    .............................................................................

                 Signature of Owner                                           Signature of Co-Owner (if any)


--------------------------------------------------------------------------------
2. DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS

                        Ordinary Income Dividends                            Long-Term Capital Gains
                        ---------------------------------                    ---------------------------------
                        SELECT  [ ]     Reinvest                             SELECT  [ ]     Reinvest
                        ONE:   [ ]      Cash                                 ONE:   [ ]      Cash
                        ---------------------------------                    ---------------------------------

If no election is made, dividends and capital gains will be automatically reinvested at net asset value without a sales charge.

IF CASH, SPECIFY HOW YOU WOULD LIKE YOUR DISTRIBUTIONS PAID TO YOU:   [ ] CHECK
OR   [ ] DIRECT DEPOSIT TO BANK ACCOUNT

IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, PLEASE COMPLETE BELOW:

I hereby authorize payment of dividend and capital gain distributions by direct deposit to my bank account and, if necessary, debit entries and adjustments for any credit entries made to my account in accordance with the terms I have selected on the Merrill Lynch Municipal Bond Fund Authorization Form.

SPECIFY TYPE OF ACCOUNT (CHECK ONE) [ ] CHECKING [ ] SAVINGS

Name on your Account............................................................

Bank Name.......................................................................

Bank Number ................................................... Account
Number..........................................................................

Bank Address....................................................................

I agree that this authorization will remain in effect until I provide written notification to Merrill Lynch Financial Data Services, Inc. amending or terminating this service.

Signature of Depositor..........................................................

Signature of Depositor ......................................................
Date............................................................................

(If joint account, both must sign)

NOTE: IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.

            MERRILL LYNCH MUNICIPAL BOND FUND -- AUTHORIZATION FORM

3. SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER

            Social Security Number or Taxpayer Identification Number

   Under penalty of perjury, I certify (1) that the number set forth above is my correct Social Security Number or Taxpayer Identification Number and (2) that I am not subject to backup withholding (as discussed in the Prospectus under "Dividends, Distributions and Taxes -- Federal Income Taxes") either because I have not been notified that I am subject thereto as a result of a failure to report all interest or dividends, or the Internal Revenue Service ("IRS") has notified me that I am no longer subject thereto.

INSTRUCTION: YOU MUST STRIKE OUT THE LANGUAGE IN (2) ABOVE IF YOU HAVE BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING DUE TO UNDER-REPORTING AND IF YOU HAVE NOT RECEIVED A NOTICE FROM THE IRS THAT BACKUP WITHHOLDING HAS BEEN TERMINATED. THE UNDERSIGNED AUTHORIZES THE FURNISHING OF THIS CERTIFICATION TO OTHER MERRILL LYNCH SPONSORED MUTUAL FUNDS.

 .............................................................         ............................................................
                      Signature of Owner                                             Signature of Co-Owner (if any)

(In the case of co-owners, a joint tenancy with right of survivorship will be presumed unless otherwise specified)
--------------------------------------------------------------------------------

4. LETTER OF INTENTION -- CLASS A AND D SHARES ONLY (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)

                                                                                                      ......................,
                                                                                                             19 . . . .
Dear Sir/Madam:                                                                                   Date of initial purchase

   Although I am not obligated to do so, I intend to purchase shares of Merrill Lynch Municipal Bond Fund or any other investment company with an initial sales charge or deferred sales charge for which the Merrill Lynch Funds Distributor, Inc. acts as distributor over the next 13-month period which will equal or exceed:

              Insured Portfolio       [ ] $25,000       [ ] $50,000       [ ] $100,000      [ ] $250,000      [ ] $1,000,000
              National Portfolio      [ ] $25,000       [ ] $50,000       [ ] $100,000      [ ] $250,000      [ ] $1,000,000
              Limited Maturity        [ ] $100,000      [ ] $250,000      [ ] $500,000      [ ] $1,000,000
               Portfolio

   Each purchase will be made at the then reduced offering price applicable to the amount checked above, as described in the Merrill Lynch Municipal Bond Fund Prospectus.

   I agree to the terms and conditions of the Letter of Intention. I hereby irrevocably constitute and appoint Merrill Lynch Funds Distributor, Inc., my attorney, with full power of substitution, to surrender for redemption any or all shares of Merrill Lynch Municipal Bond Fund held as security.

By:..............................................................  ...............................................................
Signature of Owner                                                 Signature of Co-Owner (If registered in joint parties, both must sign)

   In making purchases under this letter, the following are the related accounts on which reduced offering prices are to apply:

(1) Name ...................................................          (2) Name....................................................
Account Number ............................................           Account Number..............................................

--------------------------------------------------------------------------------

5. FOR DEALER ONLY

---                      Branch Office, Address, Stamp
---

=

=
===

This form when completed should be mailed to:

   Merrill Lynch Municipal Bond Fund
   c/o Merrill Lynch Financial Data Services, Inc.
   P.O. Box 45289
   Jacksonville, FL 32232-5289

We hereby authorize Merrill Lynch Funds Distributor, Inc. to act as our agent in connection with transactions under this authorization form and agree to notify the Distributor of any purchases or sales made under a Letter of Intention, Automatic Investment Plan or Systematic Withdrawal Plan. We guarantee the shareholder's signature.

 ...............................................................
                            Dealer Name and Address

By .............................................................................
                         Authorized Signature of Dealer

---------                    ------------

                                                  ..............................
---------                    ------------
Branch-Code                    F/C No.            F/C Last Name
---------                     ---------------

---------                     ---------------
Dealer's Customer Account No.

        MERRILL LYNCH MUNICIPAL BOND FUND -- AUTHORIZATION FORM (PART 2)
--------------------------------------------------------------------------------

1. ACCOUNT REGISTRATION
                                                                                           ------------------------------------

Name of Owner.......................................................................
                     First Name         Initial         Last Name
                                                                                           ------------------------------------
                                                                                                      Social Security No.
                                                                                                or Taxpayer Identification No.
Name of Co-Owner (if any)...........................................................
                     First Name         Initial         Last Name

Address.............................................................................

 ....................................................................................       Account Number...........................
                                                                                           (if existing account)
(Zip Code)

Name of Owner.......................................................................
                     First Name         Initial         Last Name
Name of Co-Owner (if any)...........................................................
                     First Name         Initial         Last Name
Address.............................................................................
 ....................................................................................
(Zip Code)

--------------------------------------------------------------------------------

2. SYSTEMATIC WITHDRAWAL PLAN -- (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)



   MINIMUM REQUIREMENTS: $10,000 for monthly disbursements, $5,000 for quarterly, of [ ] Class A, [ ] Class B*, Class C* or [ ] Class D of the Insured Portfolio, [ ] Class A, [ ] Class B*, Class C* or [ ] Class D shares of the National Portfolio, or [ ] Class A, [ ] Class B*, Class C* or [ ] Class D shares of the Limited Maturity Portfolio in Merrill Lynch Municipal Bond Fund at cost or current offering price. Withdrawals to be made either (check one) [ ] Monthly on the 24th day of each month, or [ ] Quarterly on the 24th day of March, June, September and December. If the 24th falls on a weekend or holiday, the next succeeding business day will be utilized. Begin systematic withdrawal on ............... (month), or as soon as possible thereafter.



SPECIFY THE AMOUNT OF THE WITHDRAWAL YOU WOULD LIKE PAID TO YOU (CHECK ONE): [ ] $________ of [ ] Class A, [ ] Class B*, Class C* or [ ] Class D shares in the account.


SPECIFY WITHDRAWAL METHOD: [ ] check or [ ] direct deposit to bank account (check one and complete part (a) or (b) below):

DRAW CHECKS PAYABLE (CHECK ONE)

(a) I hereby authorize payment by check
   [ ] as indicated in Item 1.
   [ ] to the order of..........................................................

Mail to (check one)
   [ ] the address indicated in Item 1.
   [ ] Name (Please Print)......................................................

Address.........................................................................

     ...........................................................................

     Signature of Owner
 ........................................................................ Date...

     Signature of Co-Owner (if any).............................................

(B) I HEREBY AUTHORIZE PAYMENT BY DIRECT DEPOSIT TO MY BANK ACCOUNT AND, IF NECESSARY, DEBIT ENTRIES AND ADJUSTMENTS FOR ANY CREDIT ENTRIES MADE TO MY ACCOUNT. I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Specify type of account (check one): [ ] checking [ ] savings

Name on your Account............................................................

Bank Name.......................................................................

Bank Number .............................................................
Account Number..................................................................

Bank Address....................................................................

 ................................................................................

Signature of Depositor
 ..............................................................................
Date............................................................................

Signature of Depositor..........................................................

(If joint account, both must sign)

NOTE: IF DIRECT DEPOSIT IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.
------------------------------------


* Annual withdrawal cannot exceed 10% of the value of shares of such class held in the account at the time the election to join the systematic withdrawal plan is made.

            MERRILL LYNCH MUNICIPAL BOND FUND -- AUTHORIZATION FORM

--------------------------------------------------------------------------------

3. APPLICATION FOR AUTOMATIC INVESTMENT PLAN

   I hereby request that Merrill Lynch Financial Data Services, Inc. draw an automated clearing house ("ACH") debit on my checking account as described below each month to purchase: (choose one)
             [ ] Class A shares          [ ] Class B shares          [ ] Class C
shares*          [ ] Class D shares

of Merrill Lynch Municipal Bond Fund subject to the terms set forth below. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.
* Not available for the Limited Maturity Portfolio.

                  MERRILL LYNCH FINANCIAL DATA SERVICES, INC.

You are hereby authorized to draw an ACH debit each month on my bank account for investment in Merrill Lynch Municipal Bond Fund as indicated below:

   Amount of each ACH debit $...................................................

   Account Number...............................................................

Please date and invest ACH debits on the 20th of each month beginning

 ................................................................................

 ................................ (month)

or as soon thereafter as possible.

I agree that you are drawing these ACH debits voluntarily at my request and that you shall not be liable for any loss arising from any delay in preparing or failure to prepare any such debit. If I change banks or desire to terminate or suspend this program, I agree to notify you promptly in writing. I hereby authorize you to take any action to correct erroneous ACH debits of my bank account or purchases of fund shares including liquidating shares of the Fund and credit my bank account. I further agree that if a check or debit is not honored upon presentation, Merrill Lynch Financial Data Services, Inc. is authorized to discontinue immediately the Automatic Investment Plan and to liquidate sufficient shares held in my account to offset the purchase made with the dishonored debit.

 .................      .......................................
     Date                      Signature of Depositor

                     .......................................
                              Signature of Depositor
                         (If joint account, both must sign)
                       AUTHORIZATION TO HONOR ACH DEBITS
                        DRAWN BY MERRILL LYNCH FINANCIAL
                              DATA SERVICES, INC.

To..........................................................................Bank
                               (Investor's Bank)

Bank Address....................................................................

City........................................ State .......... Zip Code..........

As a convenience to me, I hereby request and authorize you to pay and charge to my account ACH debits drawn on my account by and payable to Merrill Lynch Financial Data Services, Inc. I agree that your rights in respect to each such debit shall be the same as if it were a check drawn on you and signed personally by me. This authority is to remain in effect until revoked personally by me in writing. Until you receive such notice, you shall be fully protected in honoring any such debit. I further agree that if any such debit be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability.

 .................      .......................................
     Date                      Signature of Depositor

 .................      .......................................
Bank Account Number             Signature of Depositor

                          (If joint account, both must sign)

NOTE: IF AUTOMATIC INVESTMENT PLAN IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" SHOULD ACCOMPANY THIS APPLICATION.

                                    APPENDIX



                            DESCRIPTIONS OF RATINGS



    DESCRIPTIONS OF MOODY'S INVESTORS SERVICE, INC.'S MUNICIPAL BOND RATINGS



     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.



     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.



     Baa -- Bonds which are rated Baa are considered medium grade obligations; i.e.,they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.



     C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



     Conditional Rating: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.



     Rating Refinements: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.



     Short-term Notes: The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3 and MIG 4. MIG 1 denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing; MIG 2 denotes high quality. Margins of protection are ample although not so large as in the preceding group; MIG 3 denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established; MIG 4 denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.



                DESCRIPTIONS OF MOODY'S COMMERCIAL PAPER RATINGS



     Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations having an original maturity not in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:



          Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.



          Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.



          Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.



          Issuers rated Not Prime do not fall within any of the Prime rating categories.



    DESCRIPTIONS OF STANDARD & POOR'S RATINGS GROUP'S MUNICIPAL DEBT RATINGS



     A Standard & Poor's municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.



     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.



     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The rating may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:



     I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;



     II.  Nature of and provisions of the obligation;



     III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.



    AAA    Debt rated "AAA" have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
    AA     Debt rated "AA" have a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.
    A      Debt rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debts in higher rated categories.
    BBB    Debt rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
    BB     Debt rated "BB," "B," "CCC" and "CC" are regarded, on balance, as predominantly
    B      speculative with respect to capacity to pay interest and repay principal in
    CCC    accordance with the terms of the obligation. "BB" indicates the lowest degree of
    CC     speculation and "CC" the highest of speculation. While such debts will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions.
    C      The rating "C" is reserved for income bonds on which no interest is being paid.
    D      Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.



     Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



     Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.



    NR     Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

   DESCRIPTIONS OF STANDARD & POOR'S RATINGS GROUP'S COMMERCIAL PAPER RATINGS



     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The four categories are as follows:



    A      Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.
    A-1    This designation indicates that the degree of safety regarding timely payment is very strong.
    A-2    Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."
    A-3    Issues carrying this designation have a satisfactory capacity for timely payment.
           They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
    B      Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.
    C      This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
    D      This rating indicates that the issue is either in default or is expected to be in default upon maturity.



     The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.



        DESCRIPTIONS OF STANDARD & POOR'S RATINGS SERVICES' NOTE RATINGS



     A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.



     -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).



     -- Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).



     Note rating symbols are as follows:



    SP-1   Very strong, or strong, capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus
           (+) designation.
    SP-2   Satisfactory capacity to pay principal and interest.
    SP-3   Speculative capacity to pay principal and interest.

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE INVESTMENT ADVISER, OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                           -------------------------

                               TABLE OF CONTENTS


                                          PAGE
                                          ----
Fee Tables..............................    2
Merrill Lynch Select Pricing (SM)
  System................................    8
Financial Highlights....................   13
Investment Objective and Policies.......   19
Investment Policies of the Portfolios...   20
  Insured Portfolio.....................   20
  National Portfolio....................   21
  Limited Maturity Portfolio............   22
  Description of Municipal Bonds........   23
  Forward Commitments...................   25
  Financial Futures Contracts and
    Derivatives.........................   25
  Indexed and Inverse Floating
    Obligations.........................   27
  Investment Restrictions...............   27
Management of the Fund..................   27
  Board of Directors....................   27
  Management and Advisory Arrangements..   28
  Transfer Agency Services..............   29
  Code of Ethics........................   29
Purchase of Shares......................   30
  Initial Sales Charge
    Alternatives -- Class A and Class D
    Shares..............................   33
  Deferred Sales Charge Alternatives
    -- Class B and Class C Shares.......   36
  Distribution Plans....................   39
  Limitations on the Payment of Deferred
    Sales Charges.......................   42
Redemption of Shares....................   42
  Redemption............................   43
  Repurchase............................   43
  Reinstatement Privilege -- Class A and
    Class D Shares......................   44
Shareholder Services....................   44
  Investment Account....................   44
  Automatic Investment Plan.............   45
  Fee-Based Programs....................   45
  Automatic Reinvestment of Dividends
    and Capital Gains Distribution......   45
  Systematic Withdrawal Plans...........   46
  Exchange Privileges...................   46
Portfolio Transactions..................   47
Additional Information..................   48
  Dividends and Distributions...........   48
  Federal Income Taxes..................   48
  State and Local Taxes.................   50
  Determination of Net Asset Value......   50
  Performance Data......................   51
  Transfer Agent........................   53
  Custodian.............................   53
  Counsel and Auditor...................   53
  Shareholder Reports...................   53
  Additional Information................   53
Authorization Form......................   55
                              Code #10051-1097

    [Merrill Lynch Logo]

    MERRILL LYNCH

    MUNICIPAL BOND FUND, INC.


                                                         [MERRILL LYNCH COMPASS]
    PROSPECTUS

    October 7, 1997

    Distributor:
    Merrill Lynch
    Funds Distributor, Inc.

    This Prospectus should be
    retained for future reference.

STATEMENT OF ADDITIONAL INFORMATION


                    MERRILL LYNCH MUNICIPAL BOND FUND, INC.

   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 - PHONE NO. (609) 282-2800

                            ------------------------


     Merrill Lynch Municipal Bond Fund, Inc. (the "Fund") is a professionally managed, diversified, open-end investment company that seeks to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of each of its Portfolios and prudent investment management. The Fund is comprised of three separate Portfolios: the Insured Portfolio, the National Portfolio and the Limited Maturity Portfolio, each of which invests primarily in a diversified portfolio of tax-exempt Municipal Bonds, principally consisting of state, municipal and public authority securities.



     The Fund is a series fund and is comprised of three separate Portfolios. Each Portfolio is, in effect, a separate fund issuing its own shares. Pursuant to the Merrill Lynch Select Pricing(SM) System, each Portfolio of the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. Class C shares of the Limited Maturity Portfolio are available only through the Exchange Privilege. The Merrill Lynch Select Pricing System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial, given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.


                            ------------------------


     This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund (the "Prospectus") dated October 7, 1997, which has been filed with the Securities and Exchange Commission (the "Commission") and is available upon oral or written request without charge. Copies of the Prospectus can be obtained by calling or writing the Fund at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus.


                            ------------------------

                  FUND ASSET MANAGEMENT -- INVESTMENT ADVISER
              MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                            ------------------------


    The date of this Statement of Additional Information is October 7, 1997.

                       INVESTMENT OBJECTIVE AND POLICIES

     Reference is made to "Investment Objective and Policies" in the Prospectus for a discussion of the investment objective and policies of the Fund.


     At June 30, 1997, the average maturity of the Insured Portfolio, National Portfolio and the Limited Maturity Portfolio was approximately 19.01 years,
20.26 years and 1.7 years, respectively.


INSURANCE ON PORTFOLIO SECURITIES

     Reference is made to the discussion of the Insured Portfolio under "Investment Policies of the Portfolios" in the Prospectus. As stated in the Prospectus, the Fund has purchased from AMBAC Indemnity Corporation ("AMBAC"), Municipal Bond Investors Assurance Corporation ("MBIA") and Financial Security Assurance Inc. ("FSA") separate Mutual Fund Insurance Policies (the "Policies").


     The Policies guarantee the payment of principal at maturity and interest on all Municipal Bonds that are purchased by the Insured Portfolio at a time when they are eligible for insurance. Municipal Bonds are eligible for insurance if they are, at the time of purchase by the Insured Portfolio, identified separately or by category in qualitative guidelines furnished by AMBAC, MBIA or FSA and are in compliance with the aggregate limitations on amounts set forth in such guidelines. AMBAC, MBIA and/or FSA may withdraw particular securities from the classifications of securities eligible for insurance while continuing to insure previously acquired bonds of such ineligible issues so long as they remain in the Insured Portfolio and may limit the aggregate amount of each issue or category of municipal securities thereof. The restrictions on investment imposed by the eligibility requirement of the Policies may reduce the yield of the Insured Portfolio.


RISK FACTORS IN TRANSACTIONS IN JUNK BONDS


     The National Portfolio may invest in Municipal Bonds that are rated below Baa by Moody's Investors Service, Inc. ("Moody's") or below BBB by Standard & Poor's Ratings Services ("S&P") or that, in the Investment Adviser's judgment, possess similar credit characteristics ("junk bonds"). See "Additional Information -- Rating Information" in the Prospectus for additional information regarding ratings of debt securities. The Investment Adviser considers the ratings assigned by S&P or Moody's as one of several factors in its independent credit analysis of issuers.



     Junk bonds are considered by S&P and Moody's to have varying degrees of speculative characteristics. Consequently, although junk bonds can be expected to provide higher yields, such securities may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated debt securities. Investments in junk bonds will be made only when, in the judgment of the Investment Adviser, such securities provide attractive total return potential relative to the risk of such securities, as compared to higher quality debt securities. The National Portfolio will not invest in debt securities in the lowest rating categories (those rated CC or lower by S&P or Ca or lower by Moody's) unless the Investment Adviser believes that the financial condition of the issuer or the protection afforded the particular securities is stronger than would otherwise be indicated by such low ratings. The National Portfolio does not intend to purchase debt securities that are in default or that the Investment Adviser believes will be in default.


     Issuers of junk bonds may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high-yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. In addition, the market for high-yield municipal securities is relatively new and has not weathered a major economic recession, and it is unknown what effects such a recession might have on such securities. During such a period, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of junk bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer.

     Junk bonds frequently have call or redemption features that would permit an issuer to repurchase the security from the National Portfolio. If a call were exercised by the issuer during a period of declining interest rates, the National Portfolio likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the National Portfolio and dividends to shareholders.

     The National Portfolio may have difficulty disposing of certain junk bonds because there may be a thin trading market for such securities. Because not all dealers maintain markets in all junk bonds, there is no established secondary market for many of these securities, and the National Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent that a secondary trading market for junk bonds does exist, it is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and the National Portfolio's ability to dispose of particular issues when necessary to meet its liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain securities also may make it more difficult for the National Portfolio to obtain accurate market quotations for purposes of valuing its portfolio. Market quotations are generally available on many junk bonds only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.


     It is expected that a significant portion of the junk bonds acquired by the National Portfolio will be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances, the National Portfolio may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable the National Portfolio to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.


     Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of junk bonds, particularly in a thinly traded market. Factors adversely affecting the market value of such securities are likely to affect adversely the National Portfolio's net asset value. In addition, the National Portfolio may incur additional expenses to the extent that it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

TRANSACTIONS IN FUTURES CONTRACTS


     The Insured Portfolio, the National Portfolio and the Limited Maturity Portfolio (collectively, the "Portfolios" and each, a "Portfolio") may engage in the purchase and sale of futures contracts on an index of municipal bonds or on U.S. Treasury securities, or options on such futures contracts, for hedging purposes only. The Portfolios may sell such futures contracts in anticipation of a decline in the value of municipal bonds held by them or may purchase such futures contracts in anticipation of an increase in the cost of municipal bonds they intend to acquire. The Portfolios also are authorized to purchase and sell other financial futures contracts that in the opinion of management, provide an appropriate hedge for some or all of the Fund's portfolio securities.


     Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contract can result in substantial unrealized gains or losses. Because the Portfolios will engage in the purchase and sale of financial futures contracts solely for hedging purposes, however, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Portfolios or decreases in the price of securities the Portfolios intend to acquire. Further, the Portfolios will maintain cash, cash equivalents and high-grade securities with the Fund's custodian, so that the amount segregated plus the initial margin equals the value represented by the futures contract purchased by the Portfolios, thereby ensuring that such transactions are actually unleveraged.

     Municipal bond index futures contracts commenced trading in June 1985, and it is possible that trading in such futures contracts will be less liquid than that in other futures contracts. The trading of futures contracts and options thereon is subject to certain market risks, such as trading halts, suspensions, exchange or clearing house equipment failures, government intervention or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions.

     The liquidity of the market in futures contracts may be further adversely affected by "daily price fluctuation limits" established by contract markets, which limit the amount of a fluctuation in the price of a futures contract or option thereon during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions at prices beyond the limit. Prices of existing contracts have in the past moved the daily limit on a number of consecutive trading days. The Portfolios will enter into a futures position only if, in the judgment of the Investment Adviser, there appears to be an actively traded market for such futures contracts.


     The successful use of transactions in futures contracts and options thereon depends on the ability of the Investment Adviser correctly to forecast the direction and extent of price movements of these instruments, as well as price movements of the securities held by the Portfolios within a given time frame. To the extent these price movements are not correctly forecast or move in a direction opposite to that anticipated, the Portfolios may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. As a result, either Portfolio's total return for such period may be less than if it had not engaged in the hedging transaction. See "Additional Information -- Description of Financial Futures Contracts" below for a further discussion of the risks of futures trading.


                            INVESTMENT RESTRICTIONS


     The Fund has adopted the following fundamental and non-fundamental restrictions and policies relating to the investment of its assets and its activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, including a majority of the shares of each Portfolio affected (which for this purpose and under the Investment Company Act of 1940, as amended (the "Investment Company Act"), means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

     Under the fundamental investment restrictions, none of the Portfolios of the Fund may:

          1. Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act.

          2. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

          3. Make investments for the purpose of exercising control or management.

          4. Purchase or sell real estate, except that to the extent permitted by applicable law, each Portfolio of the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

          5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that each Portfolio of the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

          6. Issue senior securities to the extent such issuance would violate applicable law.

          7. Borrow money, except that (i) each Portfolio of the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Portfolio of the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes,
     (iii) each Portfolio of the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Portfolio of the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.


          8. Underwrite securities of other issuers except insofar as a Portfolio of the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in selling portfolio securities.


          9. Purchase or sell commodities or contracts on commodities, except to the extent that a Portfolio of the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.


     The Fund has also adopted certain non-fundamental investment restrictions, which may be changed by the Investment Adviser without approval by the shareholders subject to the supervision by the Board of Directors.

     Under the non-fundamental investment restrictions, none of the Portfolios of the Fund may:


          a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the "fund of funds" provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Fund.



          b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box."



          c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (a "Rule 144A Security") and determined to be liquid by the Fund's Board of Directors are not subject to the limitations set forth in this investment restriction.



          d. Notwithstanding fundamental investment restriction (7) above, the Fund currently does not intend to borrow amounts in any Portfolio in excess of 10% of the total assets of such Portfolio, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. In addition, the Fund will not purchase securities while borrowings are outstanding.


                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS


     The Directors and executive officers of the Fund, their ages and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each Director and officer is P.O. Box 9011, Princeton, New Jersey 08543-9011.



     ARTHUR ZEIKEL (65) -- President and Director(1)(2) -- President of Merrill Lynch Asset Management, L.P. ("MLAM") (which term as used herein includes its corporate predecessors) since 1977; President of Fund Asset Management, L.P. ("FAM") (which term as used herein includes its corporate predecessors) since 1977; President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") since 1990; Director of Merrill Lynch Funds Distributor, Inc. (the "Distributor") since 1977.



     RONALD W. FORBES (57) -- Director(2) -- 1400 Washington Avenue, Albany, New York 12222. Professor of Finance, School of Business, State University of New York at Albany since 1989.



     CYNTHIA A. MONTGOMERY (45) -- Director(2) -- Harvard Business School, Soldiers Field Road, Boston, Massachusetts 02163. Professor, Harvard Business School since 1989; Associate Professor, J.L.

Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Assistant Professor, Graduate School of Business Administration, The University of Michigan from 1979 to 1985; Director, UNUM Corporation since 1990 and Director of Newell Co. since 1995.



     CHARLES C. REILLY (66) -- Director(2) -- 9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Versus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business, from 1990 to 1991; Adjunct Professor, Wharton School, The University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television since 1986.



     KEVIN A. RYAN (64) -- Director(2) -- 127 Commonwealth Avenue, Chestnut Hill, Massachusetts 02167. Founder and current Director of The Boston University Center for the Advancement of Ethics and Character; Professor of Education at Boston University since 1982; formerly taught on the faculties of The University of Chicago, Stanford University and Ohio State University.



     RICHARD R. WEST (59) -- Director(2) -- Box 604, Genoa, Nevada 89411. Professor of Finance since 1984 and Dean from 1984 to 1993, and currently Dean Emeritus of New York University, Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado, Inc. (real estate holding company), and Alexander's Inc. (real estate company).



     TERRY K. GLENN (57) -- Executive Vice President(1)(2) -- Executive Vice President of MLAM and FAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of the Distributor since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.



     VINCENT R. GIORDANO (53) -- Senior Vice President(1)(2) -- Senior Vice President of the Investment Adviser and MLAM since 1984; Senior Vice President of Princeton Services since 1993; portfolio manager of the Investment Adviser since 1977 and Vice President from 1980 to 1984.



     DONALD C. BURKE (37) -- Vice President(2) -- First Vice President of MLAM since 1997; Vice President and Director of Taxation of MLAM since 1990.



     KENNETH A. JACOB (46) -- Vice President(1)(2) -- First Vice President of MLAM since 1997; Vice President of the Investment Adviser since 1984; employee of MLAM since 1978.



     GERALD M. RICHARD (48) -- Treasurer(1)(2) -- Senior Vice President and Treasurer of the Investment Adviser and MLAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Vice President of the Distributor since 1981 and Treasurer since 1984.



     PETER J. HAYES (38) -- Vice President(1)(2) -- First Vice President of MLAM since 1997; Vice President of MLAM since 1988.



     WALTER O'CONNOR (35) -- Vice President(1)(2) -- Director of MLAM since 1997; Vice President of MLAM since 1993; Assistant Vice President of MLAM from 1991 to 1993; Assistant Vice President of Prudential Securities from 1984 to 1991.

     BARBARA G. FRASER (53) -- Secretary(2) -- First Vice President of MLAM since 1997; Vice President of the Investment Adviser and MLAM since 1996.

---------------

(1) Interested person, as defined in the Investment Company Act, of the Fund.

(2) Such a Director or officer is a Director or officer of certain other investment companies for which the Investment Adviser or MLAM acts as investment adviser.


COMPENSATION OF DIRECTORS



     At September 30, 1997, the Directors and officers of the Fund as a group (14 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At that date, Mr. Zeikel, an officer and Director of the Fund, and the other officers of the Fund, owned less than 1% of the outstanding Common Stock of ML & Co.



     Pursuant to the terms of the Investment Advisory Agreement, the Investment Adviser pays all compensation of officers and employees of the Fund as well as the fees of all Directors of the Fund who are affiliated persons of the Investment Adviser. The Fund pays each Director not affiliated with the Investment Adviser (each a "non-interested Director") an annual fee of $3,000 plus a fee of $400 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also compensates members of its Audit and Nominating Committee (the "Committee"), which consists of all of the non-interested Directors with a fee of $2,900 per year. The Chairman of the Audit Committee is paid an additional annual fee of $1,000. For the fiscal year ended June 30, 1997, fees and expenses paid to the non-interested Directors of the Fund aggregated $52,926.



     The following table sets forth the compensation paid by the Fund to the non-interested Directors for the fiscal year ended June 30, 1997 and the aggregate compensation paid by all investment companies advised by MLAM and its affiliate, FAM ("MLAM/FAM-Advised Funds") to the non-interested Directors for the calendar year ended December 31, 1996:



                                                                                         AGGREGATE
                                                                                        COMPENSATION
                                                                                       FROM FUND AND
                                                           PENSION OR RETIREMENT      MLAM/FAM-ADVISED
                                          COMPENSATION      BENEFITS ACCRUED AS        FUNDS PAID TO
            DIRECTOR/TRUSTEE               FROM FUND        PART OF FUND EXPENSE        DIRECTOR(1)
----------------------------------------  ------------     ----------------------     ----------------
Ronald W. Forbes........................    $  9,200                None                  $142,500
Cynthia A. Montgomery...................       9,200                None                   142,500
Charles C. Reilly.......................      10,200                None                   293,833
Kevin A. Ryan...........................       9,200                None                   142,500
Richard R. West.........................       9,200                None                   272,833


---------------

(1) The Directors serve on the boards of MLAM/FAM-Advised Funds as follows: Mr. Forbes (28 registered investment companies consisting of 41 portfolios); Ms. Montgomery (28 registered investment companies consisting of 41 portfolios); Mr. Reilly (46 registered investment companies consisting of 59 portfolios); Mr. Ryan (28 registered investment companies consisting of 41 portfolios); and Mr. West (47 registered investment companies consisting of 69 portfolios).



MANAGEMENT AND ADVISORY ARRANGEMENTS



     FAM, a subsidiary of MLAM, an indirect subsidiary of ML & Co., acts as the investment adviser for the Fund and provides the Fund with management services. While FAM is at all times subject to the direction of the Board of Directors of the Fund, under the Investment Advisory Agreement FAM is responsible for the actual management of each Portfolio and constantly reviews the holdings of each Portfolio in light of its own research analysis and analyses from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with FAM. FAM provides the portfolio managers for each Portfolio, who consider analyses from various sources, make the necessary investment decisions and place transactions accordingly. FAM is also obligated to perform certain administrative and management services for the Fund and is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Agreement.


     Securities held by the Fund may also be held by other funds for which FAM or MLAM acts as an adviser or by investment advisory clients of MLAM. If purchases or sales of securities for the Fund or other funds for which FAM or MLAM acts as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or MLAM during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.


     Advisory Fee. As compensation for its services to the Portfolios, the Investment Adviser receives at the end of each month a fee with respect to each Portfolio. The fee for each Portfolio is determined based on the annual advisory fee rates for that Portfolio set forth in the table below. These fee rates are applied to the average daily net assets of each Portfolio, with the reduced rates shown below applicable to portions of the assets of each Portfolio to the extent that the aggregate of the average daily net assets of the three combined Portfolios exceeds $250 million, $400 million, $550 million and $1.5 billion (each such amount being a "breakpoint level"). The portion of the assets of a Portfolio to which the rate at each breakpoint level applies will be determined on a "uniform percentage" basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate of the average daily net assets of the three combined Portfolios that falls within that breakpoint level by the aggregate of the average daily net assets of the three combined Portfolios. The amount of the fee for a Portfolio at each breakpoint level is determined by multiplying the average daily net assets of that Portfolio by the uniform percentage applicable to that breakpoint level and multiplying the product by the advisory fee rate.



                                                                           RATE OF ADVISORY FEE
                                                                     ---------------------------------
                                                                                              LIMITED
AGGREGATE OF AVERAGE DAILY NET ASSETS OF THE THREE COMBINED           INSURED    NATIONAL    MATURITY
PORTFOLIOS                                                           PORTFOLIO   PORTFOLIO   PORTFOLIO
-------------------------------------------------------------------  ---------   ---------   ---------
Not exceeding $250 million.........................................     0.40%       0.50%       0.40%
In excess of $250 million but not exceeding $400 million...........    0.375       0.475       0.375
In excess of $400 million but not exceeding $550 million...........    0.375       0.475        0.35
In excess of $550 million but not exceeding $1.5 billion...........    0.375       0.475       0.325
In excess of $1.5 billion..........................................     0.35       0.475       0.325



     For the fiscal year ended June 30, 1995, FAM received $9,408,013 from the Insured Portfolio, $7,415,203 from the National Portfolio and $2,712,662 from the Limited Maturity Portfolio as advisory fees. For the fiscal year ended June 30, 1996, FAM received $8,850,984 from the Insured Portfolio, $7,014,416 from the National Portfolio and $1,899,352 from the Limited Maturity Portfolio as advisory fees. For the fiscal year ended

June 30, 1997, FAM received $8,042,098 from the Insured Portfolio, $6,961,453 from the National Portfolio and $1,552,369 from the Limited Maturity Portfolio as advisory fees.



     Payment of Expenses. The Investment Advisory Agreement obligates FAM to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with economic research, investment research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of ML & Co. or any of its subsidiaries. Each Portfolio pays all other expenses incurred in its operation and a portion of the Fund's general administrative expenses allocated on the basis of the asset size of the respective Portfolios. Expenses that will be borne directly by the Portfolios include redemption expenses, expenses of portfolio transactions, shareholder servicing costs, portfolio insurance maintained and paid by the Insured Portfolio, expenses of registering the shares under Federal and state securities laws, pricing costs (including the daily calculation of net asset value), interest, certain taxes, charges of the custodian and Transfer Agent and other expenses attributable to a particular Portfolio. Expenses that will be allocated on the basis of the size of the respective Portfolios include Directors' fees, legal expenses, state franchise taxes, auditing services, costs of printing proxies, stock certificates, shareholder reports and prospectuses (except to the extent paid by the Distributor), Commission fees, accounting costs and other expenses properly payable by the Fund and allocable on the basis of the size of the respective Portfolios. Accounting services are provided for the Fund by FAM, and the Fund reimburses FAM for its costs in connection with such services. During the fiscal year ended June 30, 1997, the Fund reimbursed FAM $433,527 for such services. Depending upon the nature of a lawsuit, litigation costs may be directly applicable to the Portfolios or allocated on the basis of the size of the respective Portfolios. The Board of Directors has determined that this is an appropriate method of allocation of expenses. As required by the Distribution Agreement, the Distributor will pay certain of the expenses of each Portfolio incurred in connection with the offering of shares of each Portfolio, including the expense of printing the prospectuses used in connection with the continuous offering of shares by each Portfolio. See "Purchase of Shares -- Distribution Plans" in the Prospectus.



     The Investment Adviser is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Investment Adviser as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.



     Duration and Termination. Unless earlier terminated as described below, the Investment Advisory Agreement will continue in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding voting shares of each Portfolio and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract terminates upon assignment and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.


     If the shareholders of any Portfolio fail to approve the continuance of the Investment Advisory Agreement, the Investment Advisory Agreement will continue in effect as to any other Portfolio if the shareholders of such Portfolio have approved the contract.

                               PURCHASE OF SHARES


     The Fund has entered into separate distribution agreements (the "Distribution Agreements") with the Distributor in connection with the offering of each class of shares of the three Portfolios. The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of the Fund's shares. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Investment Advisory Agreement described above.


     The Fund is a series fund comprised of three separate Portfolios. All three Portfolios are divided into four classes of shares under the Merrill Lynch Select Pricing(SM) System. Class A and Class D shares of the three Portfolios are sold to investors choosing the initial sales charge alternative and Class B and Class C shares are sold to investors choosing the deferred sales charge alternative. Each Class A, Class B, Class C and Class D share of a Portfolio represents an identical interest in the investment portfolio of the Portfolio, has the same rights and is identical in all respects to the other classes of shares, except that Class B, Class C and Class D shares of the Portfolio bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional transfer agency costs resulting from the deferred sales charge arrangements. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which the distribution fee is paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). Each class has different exchange privileges. See "Exchange Privilege."



     The Merrill Lynch Select Pricing(SM) System is used by more than 50 registered investment companies advised by MLAM or FAM, an affiliate of MLAM. Funds advised by MLAM or FAM that utilize the Merrill Lynch Select Pricing(SM) System are referred to herein as "MLAM-advised mutual funds."


INITIAL SALES CHARGE ALTERNATIVES -- CLASS A AND CLASS D SHARES


     For the fiscal year ended June 30, 1997, Class A gross sales charges aggregated $371,198, of which the Distributor received $42,330 and Merrill Lynch received $328,868. During the fiscal year ended June 30, 1997, the Distributor received no CDSCs with respect to redemptions within one year after purchase of Class A shares purchased subject to a front-end sales charge waiver. For the fiscal year ended June 30, 1996, Class A gross sales charges aggregated $531,864, of which the Distributor received $60,672, and Merrill Lynch received $471,192. During the fiscal year ended June 30, 1996, the Distributor received $7,073 with respect to redemptions within one year after purchase of Class A shares purchased subject to a front-end sales charge waiver. For the year ended June 30, 1995, Class A gross sales charges aggregated $664,935, of which the Distributor received $63,348, and Merrill Lynch received $601,587. During the fiscal year ended June 30, 1995, the Distributor received $13,802 with respect to redemptions within one year after purchase of Class A shares purchased subject to a front-end sales charge waiver. All of such sales charges were attributable to payments of initial sales charges in connection with purchases of Class A shares of the Portfolios.



     For the fiscal year ended June 30, 1997, Class D gross sales charges aggregated $209,269, of which the Distributor received $21,222 and Merrill Lynch received $188,047. During the fiscal year ended, June 30,

1997 the Distributor received $358,940 in CDSCs with respect to redemptions within one year after purchase of Class D shares purchased subject to a front-end sales charge waiver. For the fiscal year ended June 30, 1996, Class D gross sales charges aggregated $271,962 of which the Distributor received $29,110 and Merrill Lynch received $242,852. During the fiscal year ended June 30, 1996, the distributor received $10,531 in CDSCs with respect to redemptions within one year after purchase of Class D shares purchased subject to a front-end sales charge waiver. For the period October 21, 1994 (commencement of operations) to June 30, 1995, Class D sales charges aggregated $246,501 of which the Distributor received $17,470 and Merrill Lynch received $229,031. During the period October 21, 1994 to June 30, 1995, the distributor received $800 in CDSCs with respect to redemptions within one year after purchase of Class D shares purchased subject to a front-end sales charge waiver. All of such sales charges were attributable to payments of initial sales charges in connection with purchases of Class D shares of the Portfolios.


     Closed-End Fund Investment Option. Class A shares of the Fund and other MLAM-advised mutual funds ("Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by MLAM or the Investment Adviser who purchased such closed-end fund shares prior to October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to purchase Class A shares) or Class D shares of the Fund and other MLAM-advised mutual funds ("Eligible Class D Shares"), if the following conditions are met. First, the sale of the closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Class D shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.

     Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund, except that shareholders already owning Class A shares of the Fund will be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designed class of the Fund on such day.

REDUCED INITIAL SALES CHARGES -- CLASS A AND CLASS D SHARES


     As set forth in the Prospectus, a reduced sales charge is available for any purchase in excess of $25,000 (in the case of the Insured Portfolio and National Portfolio) and $100,000 for the Limited Maturity Portfolio of Class A or Class D shares of a Portfolio. The term "purchase" as used in the Prospectus and Statement of Additional Information in connection with investment in Class A and Class D shares of the Fund refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts by an individual, his spouse and their children under the age of 21 years purchasing shares for his or their own account and to single purchases by a trustee or fiduciary purchasing shares for a single trust or estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it will not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.


     Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which investors are permitted to purchase shares of any of the three Portfolios subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of the shares of all of the Portfolios and of other MLAM-advised mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification, and acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefits plans may not be combined with other shares to qualify for the right of accumulation.

     Letter of Intention. Reduced sales charges are applicable to purchases of Class A and Class D shares of the Portfolios, or any other MLAM-advised mutual funds, where purchases of such shares aggregating $25,000 or more for the Insured Portfolio and National Portfolio or $100,000 or more for the Limited Maturity Portfolio are made through any dealer within a 13-month period starting with the first purchase pursuant to a Letter of Intention in the form provided by the Distributor. The Letter of Intention is not a binding obligation to purchase any amount of Class A or Class D shares, but its execution will result in the purchaser's paying a lower sales charge at the appropriate quantity purchase level. The Letter of Intention is available only to investors whose accounts are maintained at the Fund's Transfer Agent. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent letter executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Portfolios and of other MLAM-advised mutual funds (or eligible shares) presently held, at cost or maximum offering price (whichever is higher) on the date of the first purchase under the Letter of Intention, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by the Letter of Intention will be applied only to new purchases. If the total amount of shares purchased does not equal the amount stated in the Letter of Intention (minimum of $25,000 for the National and Insured Portfolio or $100,000 for the Limited Maturity Portfolio), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A and Class D shares equal to five percent of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose and will be involuntarily redeemed to pay the additional sales charge, if necessary. The first purchase under the Letter of Intention must be at least five percent of the dollar amount of such Letter. If during the term of such Letter a purchase brings the total amount invested to an amount equal to or in excess of the amount indicated in the Letter, the purchaser will be entitled on that purchase and subsequent purchases to the reduced percentage sales charge which would be applicable to a single purchase equal to the total dollar value of the shares then being purchased plus the total cost of all shares previously purchased under such Letter, but there will be no retroactive reduction of the sales charges on any previous purchase. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. An exchange from a MLAM-advised money market fund into any Portfolio that creates a sales charge will count toward completing a new or existing Letter of Intention in any Portfolio.

     Employee Access (SM) Accounts. Class A or Class D shares are offered at net asset value to Employee Access Accounts available through employers that provide employer sponsored retirement or savings plans that are eligible to purchase such shares at net asset value. The initial minimum investment for such accounts is $500, except that the initial minimum investment for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

     TMA(SM) Managed Trusts. Class A shares are offered to TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services at net asset value.


     Merrill Lynch Blueprint (SM) Program. Class D shares of any of the three Portfolios are offered to participants in the Merrill Lynch Blueprint(SM) Program ("Blueprint"). In addition, participants in Blueprint who own Class A shares of a Portfolio may purchase additional Class A shares of the Portfolio through Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as credit unions and trade associations. Investors placing orders to purchase Class A or Class D shares of a Portfolio through Blueprint will acquire the shares at net asset value plus a sales charge calculated in accordance with Blueprint sales charge schedule (i.e., up to $5,000 at 0.80% for Limited Maturity Portfolio, up to $5,000 at 3.5% for the Insured Portfolio or National Portfolio, and $5,000.01 or more at the standard disclosed sales charge rate in the Prospectus). However, services, including the exchange privilege, available to Class A or Class D shareholders through Blueprint may differ from those available to other investors. Class A and Class D shares are offered at net asset value, to Blueprint participants through the Merrill Lynch Directed IRA Rollover Program ("IRA Rollover Program") available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. Orders for purchases and redemptions of Class A or Class D shares of the Portfolios may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There are no minimum initial or subsequent purchase requirements for participants who are part of an automatic investment plan. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint(SM) Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

     Purchase Privileges of Certain Persons. Directors of the Fund, members of the Boards of other MLAM-advised investment companies, ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.), and their directors and employees and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value.


     Class D shares of the Fund will be offered at net asset value, without sales charge, to an investor who has a business relationship with a financial consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied. First, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of a mutual fund that was sponsored by the financial consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis. Second, the investor also must establish that such redemption had been made within 60 days prior to the investment in the Fund, and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.


     Class D shares of the Fund are also offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice"), if the following conditions are satisfied: First, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and such fund was subject to a sales charge either at the time of purchase or on a deferred basis. Second, such purchase of Class D shares must be made within 90 days after such notice.



     Class D shares of the Fund will be offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: First, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of such shares of other mutual fund and that such shares have been outstanding for a period of no less than six months. Second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.



     A purchase of $1 million or more in a single transaction by an investor, or a purchase by a TMA(SM) Managed Trust, of Class A and Class D Shares of the Fund's Portfolios may not be subject to an initial sales charge. Such purchases may instead be subject to a contingent deferred sales charge if the shares are redeemed within one year after purchase at the following rates: 1.00% on purchases of $1,000,000 to $2,500,000; 0.60% on purchases of $2,500,000 to
$3,500,000; 0.40% on purchases of $3,500,000 to $5,000,000; and 0.25% on purchases of more than $5,000,000 in lieu of paying an initial sales charge.



     Acquisition of Certain Investment Companies. The public offering price of Class D shares of the Portfolios may be reduced to the net asset value per share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company. The value of the assets or company acquired in a tax-free transaction may in appropriate cases be adjusted to reduce possible adverse tax consequences to the Fund that might result from an acquisition of assets having net unrealized appreciation that is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund.



     The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities that (i) meet the investment objectives and policies of the Fund; (ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and (iii) are liquid securities, the value of which is readily ascertainable, which are not restricted as to transfer either by law or illiquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).



     Purchases by Banks. Class A shares of the Fund's Insured Portfolio may be purchased at net asset value, without a sales charge, by banks that have invested a minimum of $25 million in such shares.



     Fee-Based Investment Programs. Certain Merrill Lynch fee-based investment programs, including pricing alternatives for securities transactions, (each referred to in this paragraph as a "Program") may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares, which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified. Termination of participation in a Program may result in the redemption of such shares or the automatic exchange thereof to another class at net asset value. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in the Program's client agreement and from the Transfer Agent at (800) MER-FUND or (800) 637-3863.


DISTRIBUTION PLANS

     Distribution Plans. Reference is made to "Purchase of Shares -- Distribution Plans" in the Prospectus for certain information with respect to the distribution plans for Class B and Class C shares pursuant to Rule 12b-1 under the Investment Company Act (each, a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.


     Payments of the account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act. Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and the related class of shareholders of the relevant Portfolio. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of

Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act (the "Independent Directors"), shall be committed to the discretion of the Independent Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Directors concluded that there is reasonable likelihood that such Distribution Plan will benefit the Fund and the related class of shareholders of the Portfolio. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding related voting securities of the relevant Portfolio. A Distribution Plan cannot be amended to increase materially the amount to be spent by any Portfolio without the approval of the related class of shareholders of such Portfolio and all material amendments are required to be approved by the vote of directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each class of Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.


LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES


     The maximum sales charge rule in the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class of each Portfolio. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund with respect to Class B or Class C shares of a Portfolio to (1) 6.25% of eligible gross sales of such shares, computed separately for each class of a Portfolio (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares of a Portfolio is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares of the relevant Portfolio, and any CDSCs with respect to that class will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.



     The following tables set forth comparative information as of June 30, 1997 with respect to the Class B and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and the Distributor's voluntary maximum for the period October 21, 1988 (commencement of operations) to June 30, 1997 for the Class B shares of the National and Insured Portfolios, for the period November 2, 1992 (commencement of operations) to June 30, 1997 for Class B shares of the Limited Maturity Portfolio, and for the period October 21, 1994 (commencement of operations) to June 30, 1997 for the Insured, National and Limited Maturity Portfolios.

                      DATA CALCULATED AS OF JUNE 30, 1997


                               INSURED PORTFOLIO


                                                                                                        ANNUAL
                                                                                                     DISTRIBUTION
                                    ALLOWABLE   ALLOWABLE                  AMOUNTS                      FEE AT
                        ELIGIBLE    AGGREGATE    INTEREST    MAXIMUM      PREVIOUSLY     AGGREGATE     CURRENT
                         GROSS        SALES     ON UNPAID     AMOUNT       PAID TO        UNPAID      NET ASSET
                        SALES(1)     CHARGES    BALANCE(2)   PAYABLE    DISTRIBUTOR(3)    BALANCE      LEVEL(4)
                       ----------   ---------   ----------   --------   --------------   ---------   ------------
                                                             (IN THOUSANDS)
CLASS B
Under NASD Rule as
  Adopted............  $1,276,011    $79,750     $ 36,227    $115,977      $ 38,365       $77,612       $2,800
Under Distributor's
  Voluntary Waiver...  $1,276,011    $79,750     $  6,380    $ 86,130      $ 38,365       $47,765       $2,800

CLASS C
Under NASD Rule as
  Adopted............  $   23,404    $ 1,462     $    210    $  1,672      $    197       $ 1,475       $   65


                               NATIONAL PORTFOLIO


                                                                                                       ANNUAL
                                                                                                    DISTRIBUTION
                                    ALLOWABLE   ALLOWABLE                 AMOUNTS                      FEE AT
                         ELIGIBLE   AGGREGATE    INTEREST    MAXIMUM     PREVIOUSLY     AGGREGATE     CURRENT
                          GROSS       SALES     ON UNPAID    AMOUNT       PAID TO        UNPAID      NET ASSET
                         SALES(1)    CHARGES    BALANCE(2)   PAYABLE   DISTRIBUTOR(3)    BALANCE      LEVEL(4)
                         --------   ---------   ----------   -------   --------------   ---------   ------------
                                                             (IN THOUSANDS)
CLASS B
Under NASD Rule as
  Adopted..............  $684,109    $42,756     $ 17,315    $60,071      $ 19,235       $40,836       $2,075
Under Distributor's
  Voluntary Waiver.....  $684,109    $42,756     $  3,421    $46,177      $ 19,235       $26,942       $2,075

CLASS C
Under NASD Rule as
  Adopted..............  $  2,705    $ 1,719     $    198    $1,917       $    190       $ 1,727       $  154



                                                   (see footnotes on next page).

                           LIMITED MATURITY PORTFOLIO


                                                                                                       ANNUAL
                                                                                                    DISTRIBUTION
                                    ALLOWABLE   ALLOWABLE                 AMOUNTS                      FEE AT
                         ELIGIBLE   AGGREGATE    INTEREST    MAXIMUM     PREVIOUSLY     AGGREGATE     CURRENT
                          GROSS       SALES     ON UNPAID    AMOUNT       PAID TO        UNPAID      NET ASSET
                         SALES(5)    CHARGES    BALANCE(2)   PAYABLE   DISTRIBUTOR(6)    BALANCE      LEVEL(4)
                         --------   ---------   ----------   -------   --------------   ---------   ------------
                                                             (IN THOUSANDS)
CLASS B
Under NASD Rule as
  Adopted..............  $176,436    $11,027      $3,727     $14,754       $1,811        $12,943        $108
Under Distributor's
  Voluntary Waiver.....  $176,436    $11,027      $  882     $11,909       $1,811        $10,098        $108

CLASS C
Under NASD Rule as
  Adopted..............  $  3,360    $   210      $   50     $  260        $    7        $   253        $215


---------------
(1) Purchase price of all eligible Class B shares sold since October 21, 1988 (commencement of Class B operations) other than shares acquired through dividend reinvestment and the exchange privilege.


(2) Interest is computed on a monthly average Prime Rate basis, based upon the prime rate as reported in The Wall Street Journal, plus 1.0%, as permitted under the NASD Rule.



(3) Consists of CDSC payments, distribution fee payments and accruals. Of these distribution fee payments made prior to July 6, 1993 under the Prior Plan at the 0.75% rate, 0.50% of average daily net assets has been treated as a distribution fee and 0.25% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Class A shares in conjunction with the Shareholder's participation in the Merrill Lynch Mutual Funds Advisor ("MFA") program. The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in the MFA program.


(4) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum or the NASD maximum.

(5) Purchase price of all eligible Class B shares sold since November 2, 1992 (commencement of Class B operations) other than shares acquired through dividend reinvestment and exchange privilege.

(6) Consists of CDSC payments, distribution fee payments and accruals. Of these distribution fee payments made prior to July 6, 1993 under the Prior Plan at the 0.35% rate, 0.25% of average daily net assets has been treated as a distribution fee and 0.10% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule.

                              REDEMPTION OF SHARES


     The right to redeem shares or to receive payment with respect to any such redemption may be suspended for any period during which trading on the New York Stock Exchange (the "NYSE") is restricted as determined by the Commission or the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of any Portfolio is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of each Portfolio. Reference is made to "Redemption of Shares" in the Prospectus, for certain information as to the redemption and repurchase of Fund shares.

     The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by each Portfolio at such time.

REINSTATEMENT PRIVILEGE

     Holders of Class A or Class D shares of any Portfolio who have redeemed their shares have a one-time privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Portfolio in which they had invested at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised as follows. A notice to exercise this privilege along with a check for the amount to be reinstated must be received by the Transfer Agent within 30 days after the date the request for redemption was executed by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds. Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or Distributor.

DEFERRED SALES CHARGE -- CLASS B AND CLASS C SHARES


     As discussed in the Prospectus under "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares," while under most circumstances, Class B shares of the Insured Portfolio and National Portfolio redeemed within four years of purchase and Class B shares of the Limited Maturity Portfolio redeemed within one year of purchase are subject to a CDSC, the charge is waived on redemptions of Class B shares in certain instances, including in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability of a Class B shareholder. Redemptions for which the waiver applies in the case of such withdrawal are: (a) any partial or complete redemption in connection with a tax-free distribution following retirement under a tax-deferred retirement plan or attaining age 59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for the life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA; or, (b) any partial or complete redemption following the death or disability (as defined in the Code) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability.



     For the fiscal year ended June 30, 1997, the Distributor received CDSCs of $979,435 for the Insured Portfolio, $868,705 for the National Portfolio, and $58,475 for the Limited Maturity Portfolio, with regard to redemptions of Class B shares, all of which were paid to Merrill Lynch. Additional CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs. For the fiscal year ended June 30, 1996, the Distributor received CDSCs of $1,033,602 for the Insured Portfolio, $771,851 for the National Portfolio, and $106,430 for the Limited Maturity Portfolio, with regard to redemptions of Class B shares, all of which were paid to Merrill Lynch. For the fiscal year ended June 30, 1995, the Distributor received CDSCs of $1,840,608 for the Insured Portfolio, $1,036,339 for the National Portfolio, and $387,044 for the Limited Maturity Portfolio, with regard to redemptions of Class B shares, all of which were paid to Merrill Lynch.



     For the fiscal year ended June 30, 1997, the Distributor received CDSCs of $6,915 for the Insured Portfolio, $10,273 for the National Portfolio, and $395 for the Limited Maturity Portfolio, with regard to redemptions of Class C shares, all of which were paid to Merrill Lynch. Additional CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs. For the fiscal year ended June 30, 1996, the Distributor received CDSCs of $7,257 for the Insured Portfolio, $6,455 for the National Portfolio, and $2,130 for the Limited Maturity Portfolio, with regard to redemptions of Class C shares, all of which were paid to Merrill Lynch. For the period ended October 21, 1994 (commencement of Class C operations) to June 30, 1995, the Distributor received CDSCs of $5,361 for the Insured Portfolio, $3,219 for the National Portfolio, and $2,661 for the Limited Maturity Portfolio, with regard to redemptions of Class C shares, all of which were paid to Merrill Lynch.


     All of such contingent deferred sales charges were attributable to payments made in connection with redemptions of Class B and Class C shares of the Portfolios.


     Merrill Lynch Blueprint(SM) Program. Class B shares of all three Portfolios are offered to certain participants in the Merrill Lynch Blueprint(SM) Program ("Blueprint"). Blueprint is directed to small investors and participants in certain affinity groups such as trade associations and credit unions. Class B shares are offered through Blueprint only to members of certain affinity groups. The CDSC is waived for shareholders who are members of such affinity groups at the time of placing orders to purchase Class B shares through Blueprint. However, services, including the exchange privilege, available to Class B shareholders through Blueprint may differ from those available to other Class B investors. Orders for purchases and redemptions of Class B shares of any of the three Portfolios may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases throughout Blueprint. There is no minimum initial or subsequent purchase requirement for investors who are part of the Blueprint automatic investment plan. Additional information concerning Blueprint, including any annual fees or transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated. The Blueprint(SM) Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.



                        DETERMINATION OF NET ASSET VALUE



     The net asset value of the shares of each class of each Portfolio of the Fund is determined once daily, Monday through Friday, as of 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York City time), on each day on which the NYSE is open for trading. The NYSE is not open on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is computed by dividing the sum of the value of the portfolio securities held by each Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the investment advisory and any account maintenance and/or distribution fees, are accrued daily.



     The per share net asset value of the Class B, Class C and Class D shares of a Portfolio generally will be lower than the per share net asset value of the Class A shares of that Portfolio reflecting the daily expense accruals of the account maintenance distribution and higher transfer agency fees applicable with respect to the Class B, Class C and Class D shares and daily expense accruals of the account maintenance fees applicable with respect to the Class D shares. Moreover the per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of its Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to the Class B and Class C shares. It is expected, however, that the per share net asset value of the four classes of a Portfolio will tend to converge, although not necessarily meet, immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.



     The Municipal Bonds and money market securities in which each Portfolio invests are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded on each day during which trading is conducted thereon. Assets for which market quotations are not readily available are valued at fair value on a consistent basis using methods determined in good faith by the Board of Directors, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations.



     It is the intention of FAM, subject to guidelines established by the Board of Directors of the Fund, to hold Insured Municipal Bonds in the Insured Portfolio that are in default, or in significant risk of default, in the payment of principal or interest until the default has been cured or the principal and interest are paid by the issuer or the insurer. In accordance with such guidelines, FAM will consider the following factors in determining the effective value of Insured Municipal Bonds in the Insured Portfolio that are in default, or in significant risk of default, in the payment of principal or interest: (1) the market value of the bonds; (2) the market value of securities of similar issuers whose securities carry similar interest rates; and (3) the value of the insurance guaranteeing interest and principal payments. Absent unusual or unforeseen circumstances, the value ascribed to the insurance feature of the bonds would be the difference between the market value of the bonds and the market value of securities of a similar nature which are not in default or significant risk of default. It is the position of the Board of Directors that this is a fair method of valuing the insurance feature and reflects a proper valuation method in accordance with the provisions of the Investment Company Act. This method of valuing securities will mean that shareholders of the Insured Portfolio, whether they decide to redeem or decide to retain their investment in the Insured Portfolio, will in normal circumstances receive the benefit of the insurance. Because of the unusual circumstances surrounding the bonds held in the Insured Portfolio that were in default at the end of the Fund's last fiscal year, the insurance feature was valued in an amount that, when combined with the market value of the bonds, resulted in the bonds' having an effective value of par.



                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS



     Under the Investment Company Act, persons affiliated with the Fund are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission. Since over-the-counter transactions are usually principal transactions, affiliated persons of the Fund, including Merrill Lynch, may not serve as a dealer in connection with transactions with the Fund. However, the Fund has obtained an exemptive order permitting it to engage in certain principal transactions involving high quality short-term Municipal Bonds. Affiliated persons of the Fund may serve as its broker in over-the-counter transactions conducted on an agency basis. Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the Investment Company Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Directors have considered the possibilities of seeking to recapture spreads for the benefit of the

Fund and, after considering factors deemed relevant, have made a determination not to seek such recapture at this time. The Board will reconsider this matter from time to time.



     Under the Investment Company Act, the Fund may not purchase Municipal Bonds from any underwriting syndicate of which Merrill Lynch is a member except pursuant to an exemptive order or rules adopted by the Commission. During the year ended June 30, 1995, the Fund purchased $79,188,750 of Municipal Bonds in 20 transactions pursuant to an exemptive order or such a rule. During the fiscal years ended June 30, 1996 and June 30, 1997, the Fund did not engage in any transactions pursuant to such order. For the fiscal years ended June 30, 1995, June 30, 1996 and June 30, 1997, the National Portfolio paid total brokerage commissions of $315,000, $20,250 and $29,400, respectively, none of which was paid to Merrill Lynch. For the same fiscal periods, the Insured Portfolio and the Limited Maturity Portfolio paid no brokerage commissions.



     The Fund does not expect to use any particular dealer in the execution of transactions for its Portfolios, but, subject to obtaining the best net results, dealers who provide supplemental investment research (such as economic data and market forecasts) to FAM may receive orders for transactions by any Portfolio. Information so received will be in addition to and not in lieu of the services required to be performed by FAM under its Investment Advisory Agreement and FAM's expenses will not necessarily be reduced as a result of the receipt of such supplemental information.



     FAM expects that the portfolio turnover rate for the Insured Portfolio and the National Portfolio should not generally exceed 100%. Because of the short-term nature of the Limited Maturity Portfolio, its turnover rate may be substantially higher. In any particular year, however, market conditions could result in portfolio activity of a Portfolio at a greater or lesser rate than anticipated. The portfolio turnover rates for the Insured Portfolio for the fiscal years ended June 30, 1997 and June 30, 1996 were 74.40% and 78.49%, respectively. The portfolio turnover rates for the National Portfolio for the fiscal years ended June 30, 1997 and June 30, 1996 were 99.52% and 95.09%, respectively. The portfolio turnover rates for the Limited Maturity Portfolio for the fiscal years ended June 30, 1997 and June 30, 1996 were 61.90% and 88.32%, respectively.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES


     Reference is made to "Additional Information -- Dividends and Distributions" and "Additional Information -- Federal Income Taxes" in the Prospectus.



     Each Portfolio intends to qualify to pay "exempt-interest" dividends as defined in Section 852(b)(5) of the Internal Revenue Code of 1986, as amended (the "Code"). Under that section if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations exempt from federal income tax ("tax-exempt obligations"), pursuant to Section 103(a) of the Code (relating to obligations of a state, territory, or a possession of the United States, or any political sub-division of any of the foregoing, or of the District of Columbia), the Portfolio will be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof (other than any capital gain distributions) paid by the Portfolio which are attributable to interest on tax-exempt obligations and designated by the Portfolio as exempt-interest dividends in a written notice mailed to the Portfolio's shareholders within sixty days after the close of its taxable year. The percentage of the total dividends paid by the Portfolio during any taxable year which qualifies as exempt-interest dividends will be the same for all shareholders of each Portfolio receiving dividends during such year. Exempt-interest dividends may be treated by shareholders for all purposes as items of interest excludible from their gross income under Section 103(a) of the Code. However, a shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) if such shareholder would be treated as a "substantial user" under Section 147(a)(1) with respect to some or all of the tax-exempt obligations held by the Portfolio.

     Dividends paid by each Portfolio from its taxable income (i.e., interest on money market securities) and distributions of net realized short-term capital gains (whether from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income. If a Portfolio acquires tax-exempt obligations having market discount (generally, obligations acquired for a price less than their principal amount) after April 30, 1993, gain on the disposition or retirement of such obligations will be treated as ordinary income to the extent of accrued market discount. To the extent the Portfolio has both taxable and tax-exempt income, expenses of the Fund will be allocated between the taxable and the tax-exempt income on a proportional basis. Since the Portfolio will not invest in the stock of domestic corporations, the dividends received deductions for corporations will not be available. The per share dividends on Class B and Class C shares of any Portfolio will be lower than the per share dividends on Class A and Class D shares of those Portfolios as a result of the account maintenance distribution and higher transfer agency fees applicable to Class B and Class C shares; similarly, the per share dividends and distributions on Class D shares will be lower than the per share dividends and distributions on Class A shares as a result of the account maintenance fees applicable with respect to the Class D shares. See "Net Asset Value." The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of the Portfolio is not deductible to the extent attributable to exempt-interest dividends.

     As a result of trading in futures contracts, a Portfolio may realize net capital gains which, when distributed to shareholders, would be taxable in the hands of the shareholders. For example, if the Portfolios sold municipal bond index futures contracts in anticipation of a decline in the value of securities they own and that index in fact declines in value, the Portfolios would realize a capital gain upon the closing out of that futures contract. Furthermore, if a Portfolio holds such a futures contract on the last day of its taxable year, it would be deemed under the Code to have sold that futures contract at its fair market value on the last day of its taxable year and thus would realize a gain or loss. Such gain or loss is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss (hereinafter "blended gain or loss"), notwithstanding the holding period of the futures contract. Since the futures transaction was entered into to hedge the anticipated decline in the portfolio securities of the Portfolio in question, it is likely that the gain on the futures transactions would be partly or completely offset by a corresponding decline in the value of the portfolio securities of such Portfolio. However, unless the Portfolios sell such securities so as to "realize" such losses in a manner to offset the blended gain for Federal income tax purposes, the Portfolio would have a blended gain. Such blended gain would result in taxable income to the shareholders of the Fund.

     A redemption resulting in a gain is a taxable event whether or not the reinstatement privilege is exercised. A redemption resulting in a loss will not be a taxable event to the extent the reinstatement privilege is exercised and an adjustment will be made to the shareholder's tax basis in shares acquired pursuant to the reinstatement. For shares of a Portfolio acquired after October 3, 1989, if a shareholder disposes of those shares and subsequently reacquires shares of the Portfolio pursuant to the reinstatement privilege, then the shareholder's tax basis in those shares will be reduced to the extent the sales charge paid to the Portfolio reduces any sales charge such shareholder would have been required to pay on the subsequent acquisition in the absence of the reinstatement privilege. Instead, such sales charge will be treated as an additional amount paid for the subsequently acquired shares and will be included in the shareholder's tax basis for such shares.

     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares for Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period of the converted Class B shares.

     If a shareholder exercises his exchange privilege within 90 days after the date such shares were acquired to acquire shares in such fund or another fund ("New Fund"), then the loss, if any, recognized on the exchange will be reduced (or the gain, if any, increased) to the extent the load charge paid to the Fund reduces any load charge such shareholder would have been required to pay on the acquisition of the New Fund shares in the absence of the exchange privilege. Instead, such load charge will be treated as an amount paid for the New Fund shares and will be included in the shareholder's basis for such shares.

     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.


     An exchange between funds pursuant to the Exchange Privilege (as described below on page 29) is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes and, depending upon the circumstances, a short-, mid- or long-term capital gain or loss may be realized. In addition, any shareholder of the Fund who exercises the Exchange Privilege and becomes a shareholder of another fund must certify to such other fund his or her Social Security Number or Taxpayer Identification Number and that he is not subject to the backup withholding tax if he or she wishes to avoid a 31% backup withholding tax on the gross proceeds paid by such other fund on redemption of shares and on dividend distributions made to him or to her by such other fund.


     Any dividend declared by a Portfolio in October, November or December of any year and made payable to shareholders of record in such a month will be deemed to be received on December 31 of such year if actually paid during the following January. Accordingly, those dividends, to the extent taxable, will be taxable to shareholders in the year declared, and not in the year in which shareholders actually receive the dividend.


     Not later than sixty days after the end of each fiscal year of the Fund, the Fund will send to its shareholders the written notice required by the Code designating the amount of its dividends that constitute exempt-interest dividends, the amount of the dividends and distributions which are ordinary taxable income and the amount of distributions which are taxable to shareholders as mid- or long-term capital gains.


     Every person required to file a tax return must disclose on that return the amount of exempt-interest dividends received from a Portfolio during the taxable year. The disclosure of this amount is for information purposes only. In addition, with respect to a shareholder who receives exempt-interest dividends on shares held for less than six months, any loss on the sale or exchange of such shares will, to the extent of the amount of such exempt-interest dividends, be disallowed.


     Interest income with respect to certain tax-exempt bonds, known as "private activity" bonds, is a preference item for purposes of the corporate and individual alternative minimum tax. To the extent that a Portfolio invests in private activity bonds, shareholders of the Portfolio will have preference items attributable to their proportionate shares of the interest income received by the Portfolio from such bonds, thereby increasing a shareholder's alternative minimum taxable income. In addition, a corporation must increase its alternative minimum taxable income by 75 percent of the amount by which adjusted current earnings exceed alternative minimum taxable income (without regard to this provision or the alternative net operating loss deduction). Adjusted current earnings are computed by making certain adjustments, which generally follow the rules applicable to corporations in computing earnings and profits. All tax-exempt dividends received by the corporate shareholders of a Portfolio are included in their current earnings, thus, increasing a corporate shareholders' alternative minimum taxable income.

     The Code imposes a four percent nondeductible excise tax on a regulated investment company, such as a Portfolio of the Fund, if the company does not distribute to its shareholders during the calendar year an amount equal to 98 percent of the investment company's taxable income, with certain adjustments, for such calendar year, plus 98 percent of the company's capital gain net income for the one-year period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which a company does not meet the foregoing distribution requirements. The excise tax will not, however, generally apply to the tax-exempt income of a regulated investment company, such as a Portfolio of the Fund, that pays exempt-interest dividends. In addition, if a Portfolio has taxable income that would be subject to the excise tax, the Fund intends to distribute the income of such Portfolio so as to avoid payment of the excise tax.


     At June 30, 1997, the Fund had a net capital loss carryforward as follows:
Approximately $4,620,000 in the Insured Portfolio, of which $1,981,000 expires in 2003 and $2,639,000 expires in 2004; approximately $48,141,000 in the National Portfolio, of which $19,665,000 expires in 2003 and $28,476,000 expires in 2004; and approximately $4,658,000 in the Limited Maturity Portfolio, of which $2,590,000 expires in 1998, $22,000 expires in 1999, $25,000 expires in
2002 and $2,021,000 expires in 2003. These amounts will be available to offset like amounts of any future taxable gains.


     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Regulations are subject to change by legislative or administrative action.

                              SHAREHOLDER SERVICES


     The Fund offers a number of shareholder services, described below, that are designed to facilitate investment in its shares. Full details as to each of such services and copies of the various plans described below can be obtained from the Fund, the Distributor or Merrill Lynch. Certain of these services are available only to United States investors.


INVESTMENT ACCOUNT

     Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of income dividends and long-term capital gains distributions. The quarterly statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gains distributions. A shareholder may make additions to his Investment Account at any time by mailing a check directly to the Transfer Agent.

     Share certificates are issued only for full shares and only upon the specific request of the shareholder. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.


     Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for his or her shares, and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence.


AUTOMATIC INVESTMENT PLANS


     A shareholder may make additions to the Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor as described in the Prospectus) or Class B, Class C or Class D shares at the applicable public offering price either through the shareholder's securities dealer or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Automatic Investment Plan whereby the Fund is authorized through pre-authorized checks or automated clearing house debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. For investors who buy shares of the Fund through Blueprint, no minimum charge to the investors' bank account is required. Investors who maintain CMA(R) or CBA(R) accounts may arrange to have periodic investments made in the Fund, in the CMA(R) or CBA(R) accounts or in certain related accounts in amounts of $100 or more ($1 for retirement accounts) through the CMA(R) or CBA(R) Automated Investment Program. The Automatic Investment Plan is not available for Class C shares of the Limited Maturity Portfolio.


AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS


     Unless specific instructions are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will be reinvested automatically in additional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund, without sales charge, as of the close of business on the NYSE on the ex-dividend date of such dividend or distribution. Shareholders may elect in writing to receive either their income dividends or capital gains distributions, or both, in cash, in which event payment will be mailed or direct deposited on or about the payment date.



     Shareholders may, at any time, notify the Transfer Agent in writing or by telephone ((800)-MER-FUND) that they no longer wish to have their dividends and/or distributions reinvested in shares of the Fund or vice versa and, commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected.

SYSTEMATIC WITHDRAWAL PLANS



     A shareholder of any of the three Portfolios may elect to make systematic withdrawals from an Investment Account of Class A, Class B, Class C or Class D shares in the form of payments by check or through automatic payment by direct deposit to such shareholder's bank account on either a monthly or calendar quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.



     At the time of each withdrawal payment, sufficient Class A or Class D shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and class of shares to be redeemed. Redemptions will be made at net asset value as determined once daily by FAM immediately after the declaration of dividends as of 15 minutes after the close of business on the NYSE (generally 4:00 p.m. New York City time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on that day, the shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be mailed or the direct deposit for the withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in shares of the Fund. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without a charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor. Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors who maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals. With respect to redemptions of Class B and Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C
Shares -- Contingent Deferred Sales Charge -- Class B Shares" and "Contingent Deferred Sales Charges -- Class C Shares" in the Prospectus. Where the systematic withdrawal plan is applied to Class B Shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will automatically be applied thereafter to Class D shares. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C
Shares -- Conversion of Class B Shares to Class D Shares" in the Prospectus; if an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her Financial Consultant.



     Alternatively, a shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R) or CBA(R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $50.

The proceeds of systematic redemptions will be posted to the shareholder's account five business days after the date the shares are redeemed all redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA(R) or CBA(R) Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the CMA(R) or CBA(R) Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Consultant.



EXCHANGE PRIVILEGE



     U.S. Shareholders of each class of shares of a Portfolio of the Fund have an exchange privilege (the "Exchange Privilege") with other Portfolios of the Fund and with certain other MLAM-advised mutual funds listed below. Under the Merrill Lynch Select Pricing(SM) System, Class A shareholders may exchange Class A shares of a Portfolio for Class A shares of another Portfolio or a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the other Portfolio or second fund in the account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of another Portfolio or a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the other Portfolio or second fund in his account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the other Portfolio or second fund, the shareholder will receive Class D shares of the other Portfolio or second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of another Portfolio or a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the other Portfolio or second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the other Portfolio or second fund. Class B, Class C and Class D of a Portfolio shares will be exchangeable with shares of the same class of another Portfolio or other MLAM-advised mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Portfolio is "tacked" to the holding period of the newly acquired shares of the other Portfolio or other MLAM-advised mutual fund as more fully described below. Class A, Class B, Class C and Class D shares also will be exchangeable for shares of certain MLAM-advised money market funds specifically designated below as available for exchange by holders of Class A, Class B, Class C or Class D shares. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, except that there is no minimum value of shares that must be exchanged by shareholders of the Insured Portfolio who exchange their shares for shares of either the National Portfolio or the Limited Maturity Portfolio and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. The Exchange Privilege available to participants in the Merrill Lynch Blueprint(SM) Program may be different from that available to other investors.


     Exchanges of Class A and Class D shares of a Portfolio outstanding ("outstanding Class A and Class D shares") for Class A or Class D shares of another Portfolio or another MLAM-advised mutual fund ("new Class A or Class D shares) are transacted on the basis of relative net asset value per Class A or Class D share respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the 'sales charge previously paid' will include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the Exchange Privilege, dividend reinvestment Class A or Class D shares will be exchanged into the Class A or Class D shares of the other funds or into shares of the Class A or Class D money market funds without a sales charge.



     In addition, the Fund offers to exchange Class B and Class C shares of a Portfolio outstanding ("outstanding Class B or Class C shares") for Class B or Class C shares respectively of another Portfolio or any of the other MLAM-advised mutual funds ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of a Portfolio exercising the Exchange Privilege will continue to be subject to that Portfolio's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through the use of the Exchange Privilege. In addition, Class B shares of the Portfolio acquired through the use of the Exchange Privilege will be subject to that Portfolio's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund or Portfolio from which the exchange has been made. For purposes of computing the sales charge that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B or Class C shares of the National Portfolio for those of the Merrill Lynch Basic Value Fund, Inc. after having held the National Portfolio Class B shares for two and a half years. The 2% contingent deferred sales charge that generally would apply to a redemption would not apply to the exchange. Two years later the investor may decide to redeem the Class B shares of Merrill Lynch Basic Value Fund, Inc. and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half year holding period of National Portfolio Class B shares to the two year holding period for the Merrill Lynch Basic Value Fund, Inc. Class B shares, the investor will be deemed to have held the new Class B shares for more than four years.



     Shareholders also may exchange shares of the Fund into shares of certain money market funds advised by the Investment Adviser or its affiliates, but the period of time that Class B or Class C shares are held in a Class B or Class C money market fund will not count towards satisfaction of the holding period requirement for purposes of reducing the CDSC or, with respect to the Class B shares, towards satisfaction of the conversion period. However, Class B shares of a money market fund that were acquired as a result of an exchange for Class B or Class C shares of a fund may, in turn, be exchanged back into Class B or Class C shares of any fund offering such shares, in which event the holding period for Class B or Class C shares of the newly acquired fund will be aggregated with previous holding periods for purposes of reducing the CDSC. Thus, for example, an investor may exchange Class B shares of the National Portfolio for shares of Merrill Lynch Institutional Fund ("Institutional Fund") after having held the Class B shares for two and a half years, and two years later decide to redeem the shares of Institutional Fund for cash. At the time of this redemption, the 2% CDSC that would have been due had the Class B shares of the National Portfolio been redeemed for cash rather than exchanged for shares of Institutional Fund will be payable. If, instead of such redemption the shareholder exchanged such shares for Class B shares of a fund which the shareholder continued to hold for an additional one and a half years, any subsequent redemption will not incur a CDSC.


     Before effecting an exchange, shareholders of the Fund should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the Exchange Privilege is treated as a sale for Federal income tax purposes and, depending on the circumstances, a short- or long-term capital gain or loss may be realized. In addition, a shareholder exchanging shares of any of the funds may be subject to a backup withholding tax unless such shareholder certifies under penalty of perjury that the taxpayer identification number on file with any such fund is correct and that such shareholder is not otherwise subject to backup withholding. See "Dividends, Distributions and Taxes" above.


     To exercise the Exchange Privilege, shareholders should contact their listed dealer, who will advise the Fund of the exchange, or the shareholder may write to the Transfer Agent requesting that the exchange be effected. Such letter must be signed exactly as the account is registered with signature(s) guaranteed by "eligible guarantor institution" (including, for example, Merrill Lynch branch offices and certain other financial institutions) as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified by the transfer agent through the use of industry publications. Shareholders of the Fund, and shareholders of the other funds described above with shares for which certificates have not been issued may exercise the Exchange Privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. These funds may suspend the continuous offering of their shares to the public at any time and may thereafter resume such offering from time to time.

     The Exchange Privilege may be modified or terminated at any time on 60 days' notice. The Fund reserves the right to limit the number of times an investor may exercise the Exchange Privilege. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

                                PERFORMANCE DATA


     From time to time the Fund may include its average annual total return and other total return data, as well as yield and tax equivalent yield, in advertisements or information furnished to present or prospective shareholders. Total return, yield, and tax equivalent yield figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return, yield and tax equivalent yield are determined separately for Class A, Class B, Class C and Class D shares, in accordance with formulas specified by the Commission.


     Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

     The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that, (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculation of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return. Aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

     Set forth below is total return information for each class of shares of each Portfolio for the periods indicated.

                          AVERAGE ANNUAL TOTAL RETURN
                  (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)


                                  EXPRESSED AS A PERCENTAGE BASED ON A       REDEEMABLE VALUE OF A HYPOTHETICAL
                                                                            $1,000 INVESTMENT AT THE END OF THE
                                     HYPOTHETICAL $1,000 INVESTMENT                        PERIOD
                                 --------------------------------------    --------------------------------------
                                                              LIMITED                                   LIMITED
                                  INSURED       NATIONAL      MATURITY      INSURED       NATIONAL      MATURITY
                                 PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                 ----------    ----------    ----------    ----------    ----------    ----------
One Year Ended June 30, 1997
  Class A.......................    3.41%         4.49%         3.35%      $ 1,034.10    $ 1,044.90    $ 1,033.50
  Class B.......................    2.78          3.92          3.13         1,027.80      1,039.20      1,031.30
  Class C.......................    5.86          6.97          3.11         1,058.60      1,069.70      1,031.10
  Class D.......................    3.16          4.23          3.35         1,031.60      1,042.30      1,033.50
Five Years Ended June 30, 1997
  Class A.......................    5.67%         6.13%         3.84%      $ 1,317.80    $ 1,346.70    $ 1,207.10
  Class B.......................    5.71          6.20            --         1,320.30            --            --
Ten Years Ended June 30, 1997
  Class A.......................    7.42%         7.57%         4.94%      $ 2,045.30    $ 2,074.90    $ 1,620.10
  Class B 10/21/88-6/30/97......    6.86          7.08            --         1,780.60      1,811.90            --
  Class B 11/02/92-6/30/97......      --            --          3.63               --            --      1,180.50
Inception (October 21, 1994) to
  June 30, 1997
  Class C.......................    7.57%         8.19%         3.95%      $ 1,217.10    $ 1,235.80    $ 1,109.70
  Class D.......................    6.55          7.19          3.96         1,186.10      1,205.30      1,110.10

                              ANNUAL TOTAL RETURN
                  (EXCLUDING MAXIMUM APPLICABLE SALES CHARGE)


                                                             LIMITED                                LIMITED
                                   INSURED     NATIONAL     MATURITY      INSURED     NATIONAL     MATURITY
      YEAR ENDED JUNE 30,         PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO
--------------------------------  ---------    ---------    ---------    ---------    ---------    ---------
1997
  (Class A).....................      7.72%        8.84%       4.40%     $1,077.20    $1,088.50    $1,044.00
  (Class B).....................      6.78         7.92        4.13       1,067.80     1,079.20     1,041.30
  (Class C).....................      6.86         7.97        4.11       1,068.60     1,079.70     1,041.10
  (Class D).....................      7.46         8.57        4.40       1,074.60     1,085.70     1,044.00
1996
  (Class A).....................      5.51         6.98        3.75       1,055.10     1,069.80     1,037.50
  (Class B).....................      4.71         6.17        3.37       1,047.10     1,061.70     1,033.70
  (Class C).....................      4.65         6.01        2.97       1,046.50     1,060.10     1,029.70
  (Class D).....................      5.25         6.71        3.55       1,052.50     1,067.10     1,035.50
1995
  (Class A).....................      8.60         7.89        4.53       1,086.00     1,078.90     1,045.30
  (Class B).....................      7.91         7.28        4.14       1,079.10     1,072.80     1,041.40
  (Class C)**...................      8.83         7.97        3.52       1,088.30     1,079.70     1,035.20
  (Class D)**...................      9.24         8.37        3.73       1,092.40     1,083.70     1,037.30
1994
  (Class A).....................     (1.08)       (0.47)       2.30         989.20       995.30     1,023.00
  (Class B).....................     (1.81)       (1.39)       1.98         981.90       986.10     1,019.80
1993
  (Class A).....................     12.41        12.19        5.28       1,124.10     1,121.90     1,052.80
  (Class B)*....................     11.44        11.45        3.26       1,114.40     1,114.50     1,032.60
1992
  (Class A).....................     12.11        13.09        6.93       1,121.10     1,130.90     1,069.30
  (Class B).....................     11.27        12.25          --       1,112.70     1,122.50           --
1991
  (Class A).....................      8.84         7.94        6.45       1,088.40     1,079.40     1,064.50
  (Class B)                       8.02....         7.14          --       1,080.20     1,071.40           --
1990
  (Class A).....................      5.76         5.53        6.16       1,057.60     1,055.30     1,061.60
  (Class B)                       4.98....         4.74          --       1,049.80     1,047.40           --
1989
  (Class A).....................     11.62        11.89        5.96       1,116.20     1,118.90     1,059.60
  (Class B)(10/21/88-6/30/89)...  6.88....         6.48          --       1,068.80     1,064.80           --
1988............................      7.75         6.89        4.83       1,077.50     1,068.90     1,048.30
1987............................      6.94         7.99        4.99       1,069.40     1,079.90     1,049.90
1986............................     15.62        17.09        6.50       1,156.20     1,170.90     1,065.00
1985............................     22.21        22.36        8.72       1,222.10     1,223.60     1,087.20
1984............................      3.00         4.44        5.58       1,030.00     1,044.40     1,055.80
1983............................     31.60        32.66        8.59       1,316.00     1,326.60     1,085.90
1982............................      (.33)        2.73        7.96         996.70     1,027.30     1,079.60
1981............................    (10.27)       (2.72)       4.55         897.30       972.80     1,045.50
1980............................     (5.88)        4.21        5.91         941.20     1,042.10     1,059.10


---------------
 * November 2, 1992 to June 30, 1993 for Limited Maturity Portfolio.
** October 21, 1994 (commencement of operations) to June 30, 1995 for Class C and Class D Shares.

                             AGGREGATE TOTAL RETURN
                  (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)


                                                    LIMITED                                   LIMITED
                           INSURED     NATIONAL     MATURITY      INSURED      NATIONAL      MATURITY
   YEAR ENDED JUNE 30,     PORTFOLIO   PORTFOLIO    PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO
-------------------------  -------     --------     --------     ---------     ---------     ---------
From Inception to June
  30, 1997**
  Class A................  260.63%      363.16%      169.91%     $3,606.30     $4,631.60     $2,699.10
  Class B................   78.06        81.19        18.05       1,780.60      1,811.90      1,180.50
  Class C................   21.71        23.58        10.97       1,217.10      1,235.80      1,109.70
  Class D................   18.61        20.53        11.01       1,186.10      1,205.30      1,110.10


---------------
** Commencement of operations is November 2, 1979 for Class A shares of National
   Portfolio and shares of Limited Maturity Portfolio, October 21, 1977 for Class A shares of Insured Portfolio, and October 21, 1988 for Class B shares of National Portfolio and Insured Portfolio, and November 2, 1992 for Class B shares of Limited Maturity Portfolio. Commencement of operations is October 21, 1994 for Class C and Class D shares of each Portfolio.

     In order to reflect the reduced sales charges applicable to certain investors the performance data in advertisements distributed to investors whose purchases are subject to reduced sales load, in the case of Class A or Class D shares, or waiver of the contingent deferred sales charge in the case of the Class B and Class C shares, may take into account the reduced, and not the maximum, sales charge or may not take into account the contingent deferred sales charge and therefore may reflect greater total return since, due to the reduced sales charge, a lower amount of expenses is deducted.

     The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical investment in the Fund at the beginning of each specified period.

     Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by
(b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period. Tax equivalent yield quotations will be computed by dividing (a) the part of the Fund's yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the Fund's yield that is not tax-exempt.


     The following table sets forth the yield for the 30-day period ending June 30, 1997 for each class of each Portfolio.



                                                  FOR THE PERIOD ENDING JUNE 30, 1997
                                -----------------------------------------------------------------------
                                                                 YIELD
                                -----------------------------------------------------------------------
                                INSURED PORTFOLIO     NATIONAL PORTFOLIO     LIMITED MATURITY PORTFOLIO
                                -----------------     ------------------     --------------------------
        Class A...............         4.91%                  4.92%                      3.90%
        Class B...............         4.36%                  4.37%                      3.58%
        Class C...............         4.30%                  4.32%                      3.56%
        Class D...............         4.66%                  4.68%                      3.80%

     The tax equivalent yield for the same period (based on a tax rate of 28%) was:


                                INSURED PORTFOLIO     NATIONAL PORTFOLIO     LIMITED MATURITY PORTFOLIO
                                -----------------     ------------------     --------------------------
        Class A...............         6.82%                 6.83%                      5.42%
        Class B...............         6.06%                 6.07%                      4.97%
        Class C...............         5.97%                 6.00%                      4.94%
        Class D...............         6.47%                 6.50%                      5.28%


     Total return, yield and tax equivalent yield figures are based on each Portfolio's historical performance and are not intended to indicate future performance. Each Portfolio's total return, yield and tax equivalent yield will vary depending on market conditions, the securities comprising the Portfolio, the Portfolio's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in a Portfolio will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

                             ADDITIONAL INFORMATION


ORGANIZATION OF THE FUND



     The Fund, a Maryland corporation, is a diversified, open-end management investment company that commenced operations on October 21, 1977. Prior to September 21, 1979, the Fund consisted solely of the Insured Portfolio. Currently, the Fund is comprised of three separate Portfolios: Insured Portfolio, National Portfolio and Limited Maturity Portfolio.



     The authorized capital stock of the Fund consists of 3,850,000,000 shares of Common Stock, divided into three series, each of which is divided into four classes, having a par value of $0.10 per share. The shares of Insured Portfolio Series Common Stock (500,000,000 Class A, 375,000,000 Class B shares, 375,000,000 Class C shares, 500,000,000 Class D shares authorized), National Portfolio Series Common Stock (375,000,000 Class A, 375,000,000 Class B shares, 375,000,000 Class C shares, 375,000,000 Class D shares authorized), which does business under the name "National Portfolio," and Limited Maturity Portfolio Series Common Stock (150,000,000 Class A, 150,000,000 Class B shares, 150,000,000 Class C shares, 150,000,000 Class D shares authorized) are divided into four classes, designated Class A, Class B, Class C and Class D Common Stock. Each Class A, Class B, Class C and Class D share of common stock of each of the Portfolios represents an interest in the same assets of such Portfolio and are identical in all respects to the shares of the other classes except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance associated with such shares, and Class B and Class C shares bear certain expenses related to the distribution of such shares. Each Class of shares of a Portfolio has exclusive voting rights with respect to matters relating to account maintenance services and distribution expenditures relative to that Portfolio, as applicable (except that Class B shareholders have certain voting rights with respect to the Class D Distribution Plan). Only shares of each respective Portfolio are entitled to vote on matters concerning only that Portfolio.



     Each issued and outstanding share is entitled to one vote and to participate equally in dividends and distributions declared by the respective Portfolios and in net assets of the respective Portfolios upon liquidation or dissolution remaining after satisfaction of outstanding liabilities, except, as noted above, the Class B,

Class C and Class D shares of the Portfolios bear certain expenses related to the distribution of such shares. The shares of each Portfolio, when issued, will be fully paid and nonassessable, have no preference, pre-emptive, conversion, exchange or similar rights. Shares have the conversion rights described in the Prospectus. Holders of shares of any Portfolio are entitled to redeem their shares as set forth under "Redemption of Shares." Shares do not have cumulative voting rights, and the holders of more than 50% of the shares of the Fund voting for the election of Directors can elect all of the Directors of the Fund if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Directors. Stock certificates will be issued by the Transfer Agent only on specific request. Certificates for fractional shares are not issued in any case. Shareholders are entitled to redeem their shares as set forth under "Redemption of Shares."


DESCRIPTION OF TEMPORARY INVESTMENTS


     The short-term money market securities in which the Portfolios may invest as temporary investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank certificates of deposit and bankers' acceptances, short-term corporate debt securities such as commercial paper, and repurchase agreements. The money market securities must have a stated maturity not in excess of one year from the date of purchase. U.S. Government securities consist of various types of marketable securities issued by or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Government agency securities consist of debt securities issued by government sponsored enterprises, federal agencies and international institutions. Such securities are not direct obligations of the Treasury but involve government sponsorship or guarantees by government agencies or enterprises. The Fund has established the following standards with respect to money market securities in which the Portfolios invest. Commercial paper investments at the time of purchase must be rated "A" by Standard & Poor's Ratings Services ("S&P") or "Prime" by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by companies having an outstanding debt issue rated at least "A" by S&P or Moody's. Investments in corporate bonds and debentures (which must have maturities at the date of purchase of one year or less) must be rated at the time of purchase at least "A" by S&P or by Moody's. The Portfolios may not invest in any securities issued by a commercial bank or a savings and loan association unless the bank or association is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation.


INSURANCE ON PORTFOLIO SECURITIES


     Set forth below is further information with respect to the Mutual Fund Insurance Policies (the "Policies") which the Fund has obtained from AMBAC Indemnity Corporation ("AMBAC"), Municipal Bond Investors Assurance Corporation ("MBIA") and Financial Security Assurance Inc. ("FSA"), with respect to Insured Municipal Bonds held by the Insured Portfolio (see "Investment Policies of the Portfolios -- Insured Portfolio" in the Prospectus). During the fiscal year ended June 30, 1997, the premium for the Policies aggregated $29,338 or approximately 0.001% of the average net assets of the Insured Portfolio.


     In determining eligibility for insurance, AMBAC, MBIA and FSA have applied their own standards, which correspond generally to the standards they normally use in establishing the insurability of new issues of Municipal Bonds and which are not necessarily the criteria which would be used in regard to the purchase of Municipal Bonds by the Insured Portfolio. The Policies do not insure (i) municipal securities ineligible for insurance, or (ii) municipal securities that are no longer owned by the Insured Portfolio. In addition, the AMBAC policy does not insure municipal obligations which were insured as to the payment of principal and interest at the time of their issuance by AMBAC.



     The Policies do not guarantee the market value of the Insured Municipal Bonds or the value of the shares of the Insured Portfolio. In addition, if the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the claims paying ability of any such insurer deteriorates, neither AMBAC, MBIA nor FSA has any obligation to insure any issue held by the Insured Portfolio which is adversely affected by either of the above described events. The AMBAC policy provides for an annual policy period, which is renewable by the Fund for successive annual periods for so long as the Fund is in compliance with the terms of the AMBAC policy. In addition to the payment of premiums, the Policies require that the Insured Portfolio notify AMBAC and MBIA as to all Municipal Bonds in the Insured Portfolio and permit AMBAC and MBIA to audit records. The insurance premiums are payable monthly by the Insured Portfolio in accordance with a premium schedule which was furnished by AMBAC, MBIA and FSA at the time the Policies were issued. Premiums are based upon the amounts covered and the composition of the portfolio. AMBAC has reserved the right to change the premium schedule for any renewal policy period as to any municipal securities purchased by the Insured Portfolio during such renewal period. The FSA policy and the MBIA policy both provide that the premium rate for subsequent purchases by the Insured Portfolio of the same obligations will be determined by FSA or MBIA as of the date of such purchases.


     AMBAC has received a letter ruling from the Internal Revenue Service, which holds in effect that insurance proceeds representing maturing interest on defaulted municipal obligations paid by AMBAC to municipal bond funds substantially similar to the Insured Portfolio, under policy provisions substantially identical to the policy described herein, will be excludable from federal gross income under Section 103(a) of the Internal Revenue Code.


     AMBAC insures the portfolio of the Insured Portfolio and the prompt payment of the interest and principal of new issues of Municipal Bonds and Municipal Bond portfolios of individuals, banks, trust companies, corporations, insurance companies and units trusts. As of June 30, 1997, the admitted assets of AMBAC were approximately $2,735.7 million (unaudited) with a qualified capital of approximately $1,547.7 million (unaudited). Qualified capital consists of the statutory contingency reserve and policyholders' surplus of the insurance company.



     FSA insures the prompt payment of interest and principal of new issues of Municipal Bonds and Municipal Bond portfolios of individuals, banks, trust companies, corporations, insurance companies and unit trusts. As of June 30, 1997, the total admitted assets (unaudited) of FSA were approximately $1,269.9 million with a total capital and surplus (unaudited) of approximately $711.2 million as reported to the Insurance Department of the State of New York.



     MBIA insures the prompt payment of interest and principal of new issues of Municipal Bonds and Municipal Bond portfolios of individuals, banks, trust companies, corporations, insurance companies and unit trusts. As of June 30, 1997, the total admitted assets of MBIA were approximately $4,823.7 million (unaudited) with total capital and surplus of approximately $2,552.6 million (unaudited).


     AMBAC has entered into reinsurance agreements with a number of unaffiliated reinsurers, relating to the municipal bond insurance programs of AMBAC including the insurance obtained by the Fund for the portfolio of the Insured Portfolio.

     The contracts of insurance relating to the Insured Portfolio and the negotiations in respect thereof represent the only significant relationship between AMBAC, MBIA and FSA and the Fund. Otherwise neither AMBAC or any associate thereof, nor MBIA or any associate thereof, nor FSA or any associate thereof has any material business relationship, direct or indirect, with the Fund.

     AMBAC, MBIA and FSA are subject to regulation by the department of insurance in each state in which they are qualified to do business. Such regulation, however, is not a guarantee that any of AMBAC, MBIA or FSA will be able to perform on its contractual insurance in the event a claim should be made thereunder at some time in the future.

     The information relating to AMBAC, MBIA and FSA set forth above, including the financial information, has been furnished by such corporations. Financial information with respect to AMBAC, MBIA and FSA appears in reports filed by AMBAC, MBIA and FSA with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information with respect to AMBAC, MBIA or FSA or as to the absence of material adverse changes in such information subsequent to the date thereof.

DESCRIPTION OF FINANCIAL FUTURES CONTRACTS

     Futures Contracts. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument called for in the contract or, in some instances, to make a cash settlement based upon the value of an instrument or an index of values, at a specified future time for a specified price. Although the terms of a contract call for actual delivery of the underlying financial instrument, or for a cash settlement, in most cases the contracts are closed out before the delivery date without the delivery taking place. The Fund intends to close out its futures contracts prior to the delivery date of such contracts.


     The Portfolios may sell futures contracts in anticipation of a decline in value of their investments in Municipal Bonds. The loss associated with any such decline could be reduced without employing futures as a hedge by selling long-term securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of brokerage commissions and dealer spreads and will typically reduce the Portfolio's average yields as a result of the shortening of maturities.


     The purchase or sale of a futures contract differs from the purchase or sale of a security in that the total cash value reflected by the futures contract is not paid. Instead, an amount of cash or securities acceptable to the Fund's futures commission merchant ("FCM") and the relevant contract market, which varies but is generally about 5% or less of the contract amount, must be deposited with the FCM. This amount is known as "initial margin," and represents a "good faith" deposit assuring the performance of both the purchaser and the seller under the futures contract. Subsequent payments to and from the FCM, known as "maintenance" or "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, making the long or short position in the futures contract more or less valuable, a process known as "marking to the market." Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the FCM, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

     The sale of financial futures contracts provides an alternative means of hedging a Portfolio against declines in the value of its investments in Municipal Bonds. As such values decline, the value of the Portfolio's positions in the futures contracts are expected to increase, thus offsetting all or a portion of the depreciation in the market value of the Portfolios' fixed income investments which are being hedged. While the Portfolios will incur commission expenses in establishing and closing out futures positions, commissions on futures transactions may be significantly lower than transaction costs incurred in the purchase and sale of fixed income securities. In addition, the ability of the Portfolios to trade in the standardized contracts available in the futures market may offer a more effective hedging strategy than a program to reduce the average maturity of portfolio securities, due to the unique and varied credit and technical characteristics of the municipal debt instruments available to the Portfolios. Employing futures as a hedge may also permit the Portfolios to assume a hedging posture without reducing the yield on their investments beyond any amounts required to engage in futures trading.

     The Portfolios engage in the purchase and sale of future contracts on an index of municipal securities. These instruments provide for the purchase or sale of a hypothetical portfolio of municipal bonds at a fixed price in a stated delivery month. Unlike most other futures contracts, however, a municipal bond index futures contract does not require actual delivery of securities but results in a cash settlement based upon the difference in value of the index between the time the contract was entered into and the time it is liquidated.


     The municipal bond index underlying the futures contracts traded by the Portfolios is The Bond Buyer Municipal Bond Index, developed by The Bond Buyer and the Chicago Board of Trade ("CBT"), the contract market on which the futures contracts are traded. As currently structured, the index is comprised of 40 tax-exempt term municipal revenue and general obligation bonds. Each bond included in the index must be rated either A- or higher by S&P or A or higher by Moody's and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues will be deleted from, the index. The value of the index is computed daily according to a formula based upon the price of each bond in the Index, as evaluated by four dealer-to-dealers brokers.


     The Portfolios may also purchase and sell futures contracts on U.S. Treasury bills, notes and bonds for the same types of hedging purposes. Such futures contracts provide for delivery of the underlying security at a specified future time for a fixed price, and the value of the futures contract generally fluctuates with movements in interest rates.

     The municipal bond index futures contract, futures contracts on U.S. Treasury securities and options on such futures contracts are traded on the CBT and the Chicago Mercantile Exchange, which, like other contract markets, assures the performance of the parties to each futures contract through a clearing corporation, a nonprofit organization managed by the exchange membership, which is also responsible for handling daily accounting of deposits or withdrawals of margin.

     The Portfolios may also purchase financial futures contracts when they are not fully invested in municipal bonds in anticipation of an increase in the cost of securities they intend to purchase. As such securities are purchased, an equivalent amount of futures contracts will be closed out. In a substantial majority of these transactions, the Portfolios will purchase municipal bonds upon termination of the futures contracts. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of securities. Nevertheless, all purchases of futures contracts by the Portfolios will be subject to certain restrictions, described below.

     Options on Futures Contracts. An option on a futures contract provides the purchaser with the right, but not the obligation, to enter into a long position in the underlying futures contract (i.e., purchase the futures contract), in the case of a "call" option, or to enter into a short position (i.e., sell the futures contract), in the case of a "put" option, for a fixed price (the "exercise" or "strike" price) up to a stated expiration date. The option is purchased for a nonrefundable fee, known as the "premium." Upon exercise of the option, the contract market clearing house assigns each party the appropriate position in the underlying futures contract. In the event of exercise, therefore, the parties are subject to all of the risks of futures trading, such as payment of initial and variation margin. In addition, the seller, or "writer," of the option is subject to margin requirements on the option position. Options on futures contracts are traded on the same contract markets as the underlying futures contracts.

     The Portfolios may purchase options on futures contracts for the same types of hedging purposes described above in connection with futures contracts. For example, in order to protect against an anticipated decline in the value of securities it holds, a Portfolio could purchase put options on futures contracts, instead of selling the underlying futures contracts. Conversely, in order to protect against the adverse effects of anticipated increases in the cost of securities to be acquired, a Portfolio could purchase call options on futures contracts, instead of purchasing the underlying futures contracts. The Portfolios generally will sell options on futures contracts only to close out an existing position.


     The Portfolios will not engage in transactions in such instruments unless and until the Investment Adviser determines that market conditions and the circumstances of the Portfolios warrant such trading. To the extent the Portfolios engage in the purchase and sale of futures contracts or options thereon, they will do so only at a level that reflects the Investment Adviser's view of the hedging needs of the Portfolios, the liquidity of the market for futures contracts and the anticipated correlation between movements in the value of the futures or option contract and the value of securities held by the Portfolios.


     Restrictions on the Use of Futures Contracts and Options on Futures Contracts. Under regulations of the Commodity Futures Trading Commission ("CFTC"), the futures trading activities described herein will not result in the Portfolios' being deemed to be "commodity pools," as defined under such regulations, provided that certain trading restrictions are adhered to. In particular, CFTC regulations require that a notice of eligibility be filed and that all futures and option positions entered into by the Portfolios qualify as bona fide hedge transactions, as defined under CFTC regulations, or that any nonqualifying positions be limited so that the sum of the amount of initial margin deposits and premiums paid on such positions would not exceed 5% of the market value of the respective Portfolio's net assets.

     When either Portfolio purchases a futures contract, it will maintain an amount of cash, cash equivalents or commercial paper or liquid securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of initial margin held in the account of its broker equals the market value of the futures contract, thereby ensuring that the use of such futures is unleveraged.

     Risk Factors in Transactions in Futures Contracts and Options Thereon. The particular municipal bonds comprising the index underlying the municipal bond index futures contract may vary from the bonds held by the Portfolios. In addition, the securities underlying futures contracts on U.S. Treasury securities will not be the same as securities held by the Portfolios. As a result, the Portfolios' ability effectively to hedge all or a portion of the value of their municipal bonds through the use of futures contracts will depend in part on the degree to which price movements in the index underlying the municipal bond index futures contract, or the U.S. Treasury securities underlying other futures contracts traded, correlate with price movements of the Municipal Bonds held by the Portfolios.

     For example, where prices of securities in the Portfolios do not move in the same direction or to the same extent as the values of the securities or index underlying a futures contract, the trading of such futures contracts may not effectively hedge the Portfolios' investments and may result in trading losses. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Portfolios' investments as compared to those comprising the index, and general economic or political factors. In addition, the correlation between movements in the value of the index underlying a futures contract may be subject to change over time, as additions to and deletions from the index alter its structure. In the case of futures contracts on U.S. Treasury securities and options thereon, the anticipated correlation of price movements between the U.S. Treasury securities underlying the futures or options and Municipal Bonds may be adversely affected by economic, political, legislative or other developments that have a disparate impact on the respective markets for such securities. In the event that the Investment Adviser determines to enter into transactions in financial futures contracts other than the municipal bond index futures contract or futures on U.S. Treasury securities, the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of Municipal Bonds held by the Portfolios may be greater.

     The trading of futures contracts on an index also entails the risk of imperfect correlation between movements in the price of the futures contract and the value of the underlying index. The anticipated spread between the prices may be affected due to differences in the nature of the markets, such as margin requirements, liquidity and the participation of speculators in the futures markets. The risk of imperfect correlation, however, generally diminishes as the delivery month specified in the futures contract approaches.

     Prior to exercise or expiration, and absent delivery, a position in futures contracts or options thereon may be terminated only by entering into a closing purchase or sale transaction on the relevant contract market. A Portfolio will enter into a futures or option position only if there appears to be a liquid market therefor, although there can be no assurance that such a liquid market will exist for any particular contract at any specific time. Thus, it may not be economically practicable, or otherwise possible, to close out a position once it has been established. Under such circumstances, a portfolio could be required to make continuing daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Portfolio has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to perform under the terms of the futures or option contracts it holds. The inability to close out futures or options positions also could have an adverse impact on the Portfolio's ability effectively to hedge its portfolio.

     When a Portfolio purchases an option on a futures contract, its risk is limited to the amount of the premium, plus related transaction costs, although this entire amount may be lost. In addition, in order to profit from the purchase of an option on a futures contract, a Portfolio may be required to exercise the option and liquidate the underlying futures contract, subject to the availability of a liquid market. The trading of options on futures contracts also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option, although the risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract or expiration date of the option approaches.

     "Position Limits" are generally imposed on the maximum number of contracts which any person may hold or control at a given time. A contract market may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Investment Adviser does not believe that position limits will have any adverse impact on the portfolio strategies for hedging a Portfolio's investments.

     Further, the trading of futures contracts is subject to the risk of the insolvency of a brokerage firm or the relevant exchange or clearing corporation, which could make it difficult or impossible to liquidate existing positions or to recover margin or other payments due.

     In addition to the risks of imperfect correlation and lack of a liquid secondary market for such instruments, transactions in futures contracts involve risks related to leveraging such that a change in the price of a futures contract could result in substantial gains or losses. The potential for incorrect forecasts of the direction and extent of interest rate movements within a given time frame also involves the risk of loss in the event such forecasts are inaccurate.

COMPUTATION OF OFFERING PRICE PER SHARE


     The offering price for Class A , Class B, Class C and Class D shares of the Insured, National and Limited Maturity, based on the value of each Portfolio's net asset and the number of shares outstanding as of June 30, 1997, is calculated as set forth below.


INSURED PORTFOLIO:


                                 CLASS A            CLASS B            CLASS C            CLASS D
                              --------------     --------------     --------------     --------------
Net Assets..................  $1,441,784,905     $  560,105,263     $   11,922,182     $   38,421,750
                              ==============       ============        ===========        ===========
Number of Shares
  Outstanding...............     178,876,402         69,537,481          1,479,783          4,767,006
                              ==============       ============        ===========        ===========
Net Asset Value Per Share
  (net assets divided by
  number of shares
  outstanding) .............  $         8.06     $         8.05     $         8.06     $         8.06
Sales Charge (Class A and
  Class D shares: 4.00% of
  offering price (4.17% of
  net asset value per
  share))*..................             .34                 **                 **                .34
                              --------------       ------------        -----------        -----------
Offering Price..............  $         8.40     $         8.05     $         8.06     $         8.40
                              ==============       ============        ===========        ===========



                                                    (See footnotes on next page)

NATIONAL PORTFOLIO:


                                    CLASS A           CLASS B           CLASS C           CLASS D
                                 --------------    --------------    --------------    --------------
Net Assets.....................  $  983,649,868    $  415,103,109    $   28,095,834    $   51,038,145
                                 ==============      ============       ===========       ===========
Number of Shares Outstanding...      94,784,980        40,014,114         2,706,856         4,914,399
                                 ==============      ============       ===========       ===========
Net Asset Value Per Share (net
  assets divided by number of
  shares outstanding) .........  $        10.38    $        10.37    $        10.38    $        10.39
Sales Charge (Class A and Class
  D shares: 4.00% of offering
  price (4.17% of net asset
  value per share))*...........             .43                **                **               .43
                                 --------------      ------------       -----------       -----------
Offering Price.................  $        10.81    $        10.37    $        10.38    $        10.82
                                 ==============      ============       ===========       ===========



LIMITED MATURITY PORTFOLIO:



                                    CLASS A           CLASS B           CLASS C           CLASS D
                                 --------------    --------------    --------------    --------------
Net Assets.....................  $  343,640,605    $   54,275,249    $      107,551    $   20,383,393
                                 ==============      ============       ===========       ===========
Number of Shares Outstanding...      34,594,470         5,462,680            10,849         2,050,790
                                 ==============      ============       ===========       ===========
Net Asset Value Per Share (net
  assets divided by number of
  shares outstanding) .........  $         9.93    $         9.94    $         9.91              9.94
Sales Charge (Class A and Class
  D shares: 1.00% of offering
  price (1.01% of the net asset
  value per share))*...........             .10                **                **               .10
                                 --------------      ------------       -----------       -----------
Offering Price.................  $        10.03    $         9.94    $         9.91    $        10.04
                                 ==============      ============       ===========       ===========


---------------
 * Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.


** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares within four years of purchase (for Class B shares of Insured Portfolio and National Portfolio) or within one year of purchase (for Class B shares of Limited Maturity Portfolio and Class C shares). See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares" in the Prospectus and "Redemption of Shares -- Deferred Sales Charge -- Class B and Class C Shares" herein.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Municipal Bond Fund, Inc.:


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Insured, National and Limited Maturity Portfolios of Merrill Lynch Municipal Bond Fund, Inc. as of June 30, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Insured, National and Limited Maturity Portfolios of Merrill Lynch Municipal Bond Fund, Inc. as of June 30, 1997, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP

Princeton, New Jersey

August 15, 1997

                                                                 Merrill Lynch Municipal Bond Fund, Inc., June 30, 1997

SCHEDULE OF INVESTMENTS                                                                                  (in Thousands)
                  Municipal Bonds                                                                      Insured Portfolio
                  ------------------------------------------------------------------------------------------------------
                  S&P     Moody's    Face                                                                        Value
STATE             Ratings Ratings   Amount    Issue                                                            (Note 1a)
Alabama--0.2%     AAA      Aaa     $ 1,625    Alabama Water Pollution Control Authority, Revolving
                                              Fund Loan, Series A, 6.75% due 8/15/2017 (b)                    $    1,789
                  AAA      Aaa       1,250    Mobile, Alabama, GO, Refunding and Capital Improvement
                                              Bonds, 10.875% due 11/01/2007 (c)                                    1,697

Alaska--0.8%                                  Kenai Peninsula Borough, Alaska, GO (b):
                  AAA      Aaa       6,450       8.40% due 1/01/2000                                               7,059
                  AAA      Aaa       8,460       8.40% due 1/01/2001                                               9,526

Arizona--1.5%     AAA      Aaa       6,750    Arizona State Municipal Financing Program, COP,
                                              Series 34, 7.25% due 8/01/2009 (g)                                   8,091
                  AAA      Aaa       3,800    Maricopa County, Arizona, IDA, Health Facilities Revenue
                                              Bonds (Saint Joseph's Care Center Project), Series A, 7.75%
                                              due 7/01/2020 (e)                                                    4,170
                  AAA      Aaa       4,000    Maricopa County, Arizona, IDA, Hospital Facility Revenue
                                              Refunding Bonds (Samaritan Health Services), Series A, 7% due
                                              12/01/2013 (e)                                                       4,336
                  AAA      Aaa       7,000    Maricopa County, Arizona, Unified School District No.097
                                              (Deer Valley Project), UT, 1986 Series E, 10% due 7/01/2000 (h)      8,109
                  AAA      Aaa       6,000    Mesa, Arizona, Utility System Revenue Bonds, 5.375%
                                              due 7/01/2017 (h)                                                    5,975

California--1.6%  AAA      Aaa       5,245    Los Angeles, California, Metropolitan Transportation
                                              Authority, Revenue Refunding Bonds (General Union Station),
                                              Series A, 5.25% due 7/01/2013 (i)                                    5,217
                  AAA      Aaa       5,000    Los Angeles County, California, Public Works Finance
                                              Authority (Lease Revenue Multiple Capital Facility
                                              Project), Series V-B, 5.125% due 12/01/2017 (b)                      4,754
                  AAA      Aaa       8,800    Northern California Power Agency, Multiple Capital Facilities
                                              Revenue Bonds, RIB, 8.837% due 9/02/2025 (d) (e)                    10,296
                  AAA      Aaa       5,900    Oakland, California, Redevelopment Agency, Refunding Bonds,
                                              INFLOS, 7.966% due 9/01/2019 (d) (e)                                 6,114
                  AAA      Aaa       5,000    University of California Revenue Bonds (Multiple Purpose
                                              Projects), Series D, 6.375% due 9/01/2024 (e)                        5,399

Colorado--0.9%    AAA      Aaa         590    La Plata County, Colorado, School District Number 9, GO
                                              (R Durango), UT, 6.60% due 11/01/2017 (h)                              643
                  A1+      VMIG1++   2,000    Moffat County, Colorado, PCR, Refunding (Pacificorp
                                              Projects), VRDN, 5.50% due 5/01/2013 (b) (f)                         2,000
                                              Municipal Subdistrict Northern Colorado, Water Conservancy
                                              District, Revenue Refunding Bonds, Series F (b):
                  Aaa      Aaa       4,470       6.15% due 12/01/2005                                              4,893
                  Aaa      Aaa       4,250       6.25% due 12/01/2006                                              4,706
                  Aaa      Aaa       5,055       6.35% due 12/01/2007                                              5,660

Delaware--0.2%    AAA      Aaa       3,750    Delaware State Health Facilities Authority, Crossover
                                              Revenue Refunding Bonds (Medical Center of Delaware),
                                              7% due 10/01/2015 (e)                                                4,004

Florida--3.9%                                 Florida State Division, Board of Finance, Department of
                                              General Services Revenue Bonds, Series 2000-A (b):
                  AAA      Aaa      23,490       (Department of Enviromental Preservation),
                                                 5% due 7/01/2012                                                 22,743
                  AAA      Aaa      14,630       (Department of Enviromental Preservation),
                                                 5% due 7/01/2013                                                 14,069
                  AAA      Aaa       5,000       (Department of Natural Resource Preservation),
                                                 6.75% due 7/01/2013                                               5,423
                  AAA      Aaa       1,000    Florida State Turnpike Authority, Turnpike Revenue Bonds,
                                              Series A, 7.125% due 7/01/2001 (a) (b)                               1,118
                  AAA      Aaa         500    Jacksonville, Florida, Health Facilities Authority,
                                              Hospital Revenue Refunding and Improvement Bonds
                                              (Baptist Medical Center Project), 11.50% due 10/01/2012 (c)            819
                  AAA      Aaa      10,000    Lee County, Florida, Hospital Board of Directors,
                                              Hospital Revenue, INFLOS, 9.063% due 4/01/2020 (d) (e)              11,400
                  AAA      Aaa       3,950    Orange County, Florida, HFA, Mortgage Revenue Refunding
                                              Bonds, Series A, 7.60% due 1/01/2024 (h) (j)                         4,191
                  AAA      Aaa       5,790    Orange County, Florida, Health Facilities Authority
                                              Revenue Bonds (Hospital--Orlando Regional Healthcare),
                                              Series A, 6.25% due 10/01/2006 (e)                                   6,379
                  AAA      Aaa       2,000    Port Saint Lucie, Florida, Special Assessment Revenue Bonds,
                                              Assessment District No. 1, Phase II, 5.40% due 10/01/2016 (e)        1,979
                  AAA      Aaa       4,900    Saint John's River, Florida, Water Management District,
                                              Revenue Refunding Bonds (Land Acquisition), 5.125% due
                                              7/01/2016 (i)                                                        4,685
                  AAA      Aaa       2,850    South Broward Hospital District, Florida, Hospital
                                              Revenue Bonds, RIB, Series C, 9.034% due 5/01/2001 (a) (b) (d)       3,384

                  AAA      Aaa       2,240    West Coast Regional Water Supply Authority, Florida,
                                              Capital Improvement Revenue Bonds (Hillsborough County Project),
                                              10.40% due 10/01/2010 (a) (b)                                        3,185

Georgia--2.2%     A1+      VMIG1++   6,200    Burke County, Georgia, Development Authority, PCR
                                              (Oglethorpe Power Corporation), VRDN, Series A,
                                              4.15% due 1/01/2016 (f) (h)                                          6,200
                  AAA      Aaa       4,000    Chatam County, Georgia, School District, UT, 6.75%
                                              due 8/01/2003 (a) (e)                                                4,526
                  AAA      Aaa      20,000    Georgia Municipal Electric Authority, Power Revenue
                                              Bonds, Series EE, 7% due 1/01/2025 (b)                              24,293
                  AAA      Aaa       9,000    Georgia Municipal Electric Authority, Special Obligation
                                              Bonds (Fifth Crossover Series, Project One), 6.40% due
                                              1/01/2013 (b)                                                       10,007

Hawaii--3.7%                                  Hawaii State Airport System Revenue Bonds:
                  AAA      Aaa      21,795       AMT, 7.30% due 7/01/2020 (b)                                     23,591
                  AAA      Aaa      23,200       AMT, Second Series, 7.50% due 7/01/2020 (h)                      25,240
                  AAA      Aaa      10,000       Refunding, Series 1993, 6.45% due 7/01/2013 (e)                  10,909
                  AAA      Aaa       5,000    Hawaii State Department of Budget and Finance, Special
                                              Purpose Mortgage Revenue Bonds (Hawaiian Electric Company,
                                              AMT, Series C, 7.375% due 12/01/2020 (e)                             5,463
                                              Hawaii State, GO (h):
                  AAA      Aaa       2,920       Series CH, UT, 6% due 11/01/2005                                  3,146
                  AAA      Aaa       2,000       Series CN, 5.25% due 3/01/2017                                    1,938
                  AAA      Aaa       4,500    Hawaii State Harbor Capital Improvement Revenue
                                              Bonds, AMT, 7% due 7/01/2017 (e)                                     4,833

Illinois--11.6%   AAA      Aaa      28,200    Chicago, Illinois, GO, Series A-1, 5.125% due
                                              1/01/2025 (b)                                                       26,257
                  AAA      Aaa      48,835    Chicago, Illinois, Refunding, Series B, 5.125%
                                              due 1/01/2025 (h)                                                   45,406
                  AAA      Aaa      24,000    Chicago, Illinois, Wastewater Transmission Revenue
                                              Refunding Bonds, 5.125% due 1/01/2025 (h)                           22,315
                  AAA      Aaa       3,000    Chicago, Illinois, Water Revenue Bonds, 5% due 11/01/2015 (h)        2,818
                  AAA      Aaa       7,000    Cleveland, Ohio, Public Power System, Revenue Refunding
                                              Bonds (First Mortgage, Series 1), 5.25% due 11/15/2016 (e)           6,825
                                              Illinois Health Facilities Authority Revenue Bonds:
                  AAA      Aaa       3,250       (Elmhurst Memorial Hospital), 6.625% due 1/01/2022 (h)            3,498
                  AAA      Aaa       2,000       (Methodist Health Project), RIB, 9.628% due 5/01/2021 (b) (d)     2,303
                  AAA      Aaa      28,900       Refunding (Sinai Health System), 6% due 2/15/2024 (b)            29,397
                  AAA      Aaa      10,000       (Rush Presbyterian-Saint Luke's Medical Center),
                                                 INFLOS, 9.615% due 10/01/2024 (d) (e)                            11,550
                                              Illinois State, GO, Refunding Bonds, UT (h):
                  AAA      Aaa       5,000       5.125% due 12/01/2013                                             4,862
                  AAA      Aaa       5,750       5.125% due 12/01/2016                                             5,461
                  AAA      Aaa       4,520    Illinois State Sales Tax Revenue Bonds, Series W,
                                              5% due 6/15/2016 (h)                                                 4,266

Portfolio
Abbreviations

To simplify the listings of
Merrill Lynch Municipal
Bond Fund, Inc.'s portfolio
holdings in the Schedule of
Investments, we have
abbreviated the names of
many of the securities
according to the list at right.


AMT          Alternative Minimum Tax (subject to)
BAN          Bond Anticipation Notes
COP          Certificates of Participation
EDA          Economic Development Authority
GAN          Grant Anticipation Notes
GO           General Obligation Bonds
HDA          Housing Development Authority
HFA          Housing Finance Agency
IDA          Industrial Development Authority
IDR          Industrial Development Revenue Bonds
INFLOS       Inverse Floating Rate Municipal Bonds
IRS          Inverse Rate Securities
LEVRRS       Leveraged Reverse Rate Securities
M/F          Multi-Family
PCR          Pollution Control Revenue Bonds
RIB          Residual Interest Bonds
RITR         Residual Interest Tax Receipts
S/F          Single-Family
TAN          Tax Anticipation Notes
TRAN         Tax Revenue Anticipation Notes
UT           Unlimited Tax
VRDN         Variable Rate Demand Notes

                                                                  Merrill Lynch Municipal Bond Fund, Inc., June 30, 1997

SCHEDULE OF INVESTMENTS (continued)                                                                      (in Thousands)
                  Municipal Bonds                                                                      Insured Portfolio
                  ------------------------------------------------------------------------------------------------------
                  S&P     Moody's    Face                                                                        Value
STATE             Ratings Ratings   Amount    Issue                                                            (Note 1a)
Illinois                                      Metropolitan Pier and Exposition Authority, Illinois,
(concluded)                                   Dedicated State Tax Revenue Bonds (McCormick Place
                                              Expansion Project):
                  AAA      Aaa     $ 6,070       Refunding, Series A, 6% due 12/15/2006 (b)                   $    6,556
                  AAA      Aaa      16,660       Refunding, Series A, 6.10% due 12/15/2015 (e) (k)                 5,851
                  AAA      Aaa       8,330       Refunding, Series A, 6.10% due 12/15/2016 (e) (k)                 2,764
                  AAA      Aaa       9,400       Refunding, Series A, 6.05% due 12/15/2018 (e) (k)                 2,756
                  AAA      Aaa      13,550       Refunding, Series A, 6.03% due 12/15/2022 (e) (k)                 3,120
                  AAA      Aaa      49,575       Refunding, Series A, 6.09% due 12/15/2023 (e) (k)                10,740
                  AAA      Aaa      14,305       Refunding, Series A, 6.24% due 6/15/2024 (e) (k)                  3,006
                  AAA      Aaa       6,260       Refunding, Series A, 6.02% due 6/15/2025 (e) (k)                  1,238
                  AAA      Aaa       5,000       Refunding, Series B, 5.867% due 6/15/2018 (e) (k)                 1,509
                  AAA      Aaa       6,600       Series A, 6.50% due 6/15/2003 (a) (b)                             7,366
                  AAA      Aaa       3,000       Series A, 5.87% due 6/15/2020 (h) (k)                               802
                  AAA      Aaa      26,000    Regional Transportation Authority, Illinois,
                                              Series A, 6.25% due 6/01/2024 (b)                                   27,565

Indiana--1.6%     AAA      Aaa       2,470    Indiana State Employment Development Commission,
                                              Environmental Revenue Bonds (Public Service
                                              Company of Indiana, Inc.), AMT, 7.50% due 3/15/2015 (e)              2,671
                  AAA      Aaa       4,040    Indianapolis, Indiana, Local Public Improvement
                                              Bond Bank, Series A, 7.90% due 2/01/2002 (a) (g)                     4,607
                  AAA      Aaa       4,340    Jasper County, Indiana, PCR, Refunding (Northern
                                              Indiana Public Service), 7.10% due 7/01/2017 (e)                     4,758
                  AAA      Aaa       4,510    Munster, Indiana, School Building Corp. (First
                                              Mortgage), 5.75% due 1/15/2021 (e)                                   4,516
                  AAA      Aaa       5,000    Penn, Indiana, High School Building Corp. (First
                                              Mortgage), 6.125% due 1/15/2016 (e)                                  5,223
                                              Rockport, Indiana, PCR, Refunding:
                  A1       Aaa       4,200       (AEP Generating Co. Project), VRDN, Series A,
                                                 5.50% due 7/01/2025 (b) (f)                                       4,200
                  AAA      Aaa       5,800       (Indiana--Michigan Power), Series B, 7.60%
                                                 due 3/01/2016 (h)                                                 6,421

Iowa--0.3%        AAA      Aaa       5,000    Des Moines, Iowa, Parking Facilities Revenue
                                              Refunding Bonds, Series A, 7.25% due 7/01/2015 (h)                   5,361

Kentucky--0.6%    AAA      Aaa      11,470    Kentucky Development Finance Authority, Hospital
                                              Revenue Refunding and Improvement Bonds (Saint Elizabeth
                                              Medical Center), Series A, 9% due 11/01/2000 (h)                    13,101

Louisiana--0.4%   A1       VMIG1++  10,000    Louisiana Public Facilities Authority, Hospital
                                              Revenue Bonds (Willis-Knighton Medical Center Project),
                                              VRDN, 4.15% due 9/01/2025 (b) (f)                                   10,000

Maryland--0.4%                                Maryland State Health and Higher Educational Facilities
                                              Authority Revenue Bonds (University of Maryland
                                              Medical Systems) (h):
                  AAA      Aaa       2,250       Series A, 7% due 7/01/2001 (a)                                    2,504
                  AAA      Aaa       4,400       Series B, 7% due 7/01/2022                                        5,284

Massachusetts     AAA      Aaa      13,000    Massachusetts Bay Transportation Authority, COP,
--5.3%                                        Series A, 7.65% due 8/01/2000 (a) (i)                               14,477
                                              Massachusetts Bay Transportation Authority (Massachusetts
                                              General Transportation), Series A (h):
                  AAA      Aaa       4,325       6% due 3/01/2006                                                  4,670
                  AAA      Aaa       4,610       6% due 3/01/2007                                                  4,993
                  AAA      Aaa       4,690    Massachusetts Educational Loan Authority, Education
                                              Loan Revenue Bonds, AMT, Issue D, Series A,
                                              7.25% due 1/01/2009 (e)                                              5,027
                                              Massachusetts State Consolidated Loan (b):
                  AAA      Aaa       5,110       Series A, 5% due 3/01/2010                                        5,002
                  AAA      Aaa       5,420       Series D, 5% due 11/01/2016                                       5,093
                                              Massachusetts State Health and Educational Facilities
                                              Authority Revenue Bonds:
                  AAA      Aaa      10,000       (Beth Israel), INFLOS, 8.319% due 7/01/2025 (b) (d)              10,400
                  A1+      VMIG1++     500       (Capital Assets Program), VRDN, Series D, 5.35%
                                                 due 1/01/2035 (e) (f)                                               500
                  AAA      Aaa       3,100       (Saint Elizabeth's Hospital), LEVRRS, Series E,
                                                 9.37% due 8/12/2021 (d) (i)                                       3,565

                                       47

                  AAA      Aaa      19,755    Massachusetts State, HFA, Housing Revenue Refunding
                                              Bonds (Insured Rental), AMT, Series A, 6.75% due
                                              7/01/2028 (b)                                                       20,648
                  AAA      Aaa      12,250    Massachusetts State, HFA, M/F Housing Refunding Bonds,
                                              Series A, 6.15% due 7/01/2018 (e)                                   12,591
                  AAA      Aaa       4,020    Massachusetts State Insured Revenue Refunding Bonds,
                                              Series B, 5.40% due 11/01/2007 (e)                                   4,184
                  AAA      Aaa       3,250    Massachusetts State Port Authority Revenue Bonds, 13%
                                              due 7/01/2013 (c)                                                    5,448
                                              Massachusetts State Water Resources Authority
                                              Revenue Bonds, Series B (e):
                  AAA      Aaa       2,730       5% due 12/01/2016                                                 2,574
                  AAA      Aaa      10,000       5% due 12/01/2025                                                 9,112

Michigan--2.5%    AAA      Aaa       5,000    Michigan State Building Authority, Revenue Refunding
                                              Bonds, Series I, 6.25% due 10/01/2020 (e)                            5,351
                  Aaa      Aaa       6,915    Michigan State, HDA, Rental Housing Revenue Bonds,
                                              Series B, 6.15% due 10/01/2015 (e)                                   7,090
                  AAA      Aaa      10,000    Michigan State Strategic Fund Limited Obligation, Revenue
                                              Refunding Bonds (Detroit Edison Co.) Series AA,
                                              6.40% due 9/01/2025 (e)                                             10,757
                                              Monroe County, Michigan, PCR (Detroit Edison
                                              Company Project), AMT:
                  AAA      Aaa      16,500       (Monroe and Fermi Plants), Series 1, 7.65% due
                                                 9/01/2020 (h)                                                    18,078
                  AAA      Aaa       9,745       Series I-B, 7.50% due 9/01/2019 (b)                              10,556

Mississippi--0.1% AAA      Aaa       1,320    Harrison County, Mississippi, Wastewater Management
                                              District, Revenue Refunding Bonds (Wastewater
                                              Treatment Facilities), Series A, 8.50% due 2/01/2013 (h)             1,751

Missouri--0.2%    AAA      Aaa       3,500    Sikeston, Missouri, Electric Revenue Refunding Bonds,
                                              6.25% due 6/01/2002 (a) (e)                                          3,830

Nebraska--0.4%    AAA      Aaa       9,000    Nebraska Public Power District Revenue Refunding Bonds,
                                              6.125% due 1/01/2015 (e)                                             9,387

Nevada--2.5%      AAA      Aaa       3,450    Clark County, Nevada, Airport Revenue Bonds, 6.90%
                                              due 6/01/2001 (a) (h)                                                3,757
                  AAA      Aaa      45,000    Washoe County, Nevada, Water Facility Revenue Bonds
                                              (Sierra Pacific Power), AMT, 6.65% due 6/01/2017 (e)                48,527

New Jersey--7.1%  AAA      Aaa       3,350    Cape May County, New Jersey, Industrial Pollution Control
                                              Financing Authority, Revenue Refunding Bonds
                                              (Atlantic City Electric Company Project), Series A,
                                              6.80% due 3/01/2021 (e)                                              3,957
                                              Casino Reinvestment Development Authority, New Jersey,
                                              Parking Fee Revenue Bonds, Series A (i):
                  AAA      Aaa       3,730       6% due 10/01/2005                                                 4,013
                  AAA      Aaa       3,955       6% due 10/01/2006                                                 4,263
                  AAA      Aaa       4,190       6% due 10/01/2007                                                 4,519
                  AAA      Aaa      28,750    New Jersey EDA, Natural Gas Facilities, Revenue
                                              Refunding Bonds (NUI Corp.), Series A, 6.35% due
                                              10/01/2022 (b)                                                      31,029
                  A1+      VMIG1++   1,100    New Jersey Sports and Exposition Authority Revenue
                                              Bonds (State Contract), VRDN, Series C, 3.95% due
                                              9/01/2024 (e) (f)                                                    1,100
                                              New Jersey State Housing and Mortgage Finance Agency
                                              Revenue Bonds (Home Buyer), AMT (e):
                  AAA      Aaa       8,790       Series D, 7.70% due 10/01/2029                                    9,204
                  AAA      Aaa      23,890       Series M, 7% due 10/01/2026                                      25,442
                                              New Jersey State Transit Corp., Capital, GAN, Series A (i):
                  AAA      Aaa      15,000       5% due 9/01/2000                                                 15,265
                  AAA      Aaa      35,000       5.25% due 9/01/2001                                              36,008
                                              New Jersey State Turnpike Authority, Turnpike Revenue
                                              Refunding Bonds:
                  AAA      Aaa       4,215       Series C, 6.50% due 1/01/2008 (b)                                 4,738
                  AAA      VMIG1++   6,100       VRDN, Series D, 3.80% due 1/01/2018 (f) (h)                       6,100

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
                                                                  Merrill Lynch Municipal Bond Fund, Inc., June 30, 1997

SCHEDULE OF INVESTMENTS (continued)                                                                      (in Thousands)
                  Municipal Bonds                                                                      Insured Portfolio
                  ------------------------------------------------------------------------------------------------------
                  S&P     Moody's    Face                                                                        Value
STATE             Ratings Ratings   Amount    Issue                                                            (Note 1a)
New York--10.7%                               Nassau County, New York, General Improvement,
                                              UT, Series V (b):
                  AAA      Aaa     $ 5,305       5.25% due 3/01/2015                                          $    5,197
                  AAA      Aaa       2,845       5.25% due 3/01/2016                                               2,769
                                              New York City, New York, GO, UT:
                  AAA      Aaa      15,000       Series B, 6.25% due 8/15/2008 (b)                                16,376
                  AAA      Aaa       8,175       Series E, 6% due 8/01/2007 (h)                                    8,809
                  AAA      Aaa      13,770       Series G, 6% due 10/15/2007 (b)                                  14,855
                  AAA      Aaa      31,000       Series I, 6% due 4/15/2012 (i)                                   32,509
                  AAA      Aaa       2,500       Series L, 5.20% due 8/01/2008 (e)                                 2,515
                  AAA      Aaa      10,095       Series M, 5.30% due 6/01/2012 (b)                                10,006
                  AAA      Aaa      15,000       Series M, 5.50% due 6/01/2017 (b)                                14,874
                                              New York City, New York, GO, UT, Series I (b):
                  AAA      Aaa       2,825       7.25% due 8/15/1999 (a)                                           3,043
                  AAA      Aaa       7,150       7.25% due 8/15/2013                                               7,636
                  AAA      Aaa       4,385       7.25% due 8/15/2016                                               4,693
                                              New York City, New York, Municipal Water Finance Authority,
                                              Water and Sewer System Revenue Bonds:
                  AAA      Aaa      28,510       RITR, 6.945% due 6/15/2026 (d) (e)                               29,294
                  AAA      Aaa       5,010       Series C, 6.20% due 6/15/2021 (b)                                 5,282
                  A1+      VMIG1++   1,000       Series C, VRDN, 5.50% due 6/15/2023 (f) (h)                       1,000
                  AAA      Aaa       1,500    New York City, New York, Refunding, UT, Series E, 6.20%
                                              due 8/01/2008 (e)                                                    1,637
                  AAA      Aaa       2,500    New York State Dormitory Authority Revenue Bonds
                                              (City University), Third Generation Reserves,
                                              Series 2, 6.25% due 7/01/2019 (e)                                    2,639
                  AAA      Aaa       1,650    New York State Environmental Facilities Corporation,
                                              Special Obligation Revenue Refunding Bonds
                                              (Riverbank State Park), 5.50% due 4/01/2016 (b)                      1,647
                  AAA      Aaa       2,015    New York State Medical Care Facilities Finance Agency,
                                              Revenue Improvement Bonds (Mental Health
                                              Services), Series C, 7.375% due 8/15/2019 (e)                        2,161
                  Aaa      Aaa       9,125    New York State Medical Care Facilities Financial Agency
                                              Revenue Bonds (Mental Health Services), Series E, 6.25%
                                              due 8/15/2019 (h)                                                    9,650
                  AAA      VMIG1++  13,700    New York State Thruway Authority, General Revenue Bonds,
                                              VRDN, 5.45% due 1/01/2024 (f) (h)                                   13,700
                  AAA      Aaa      12,000    New York State Thruway Authority, Highway and Bridge
                                              Trust Fund, Series B, 5.125% due 4/01/2015 (e)                      11,585
                                              Niagara Falls, New York, Public Improvement Bonds, UT (e):
                  AAA      Aaa       2,975       6.90% due 3/01/2023                                               3,313
                  AAA      Aaa       3,190       6.90% due 3/01/2024                                               3,553
                  AAA      Aaa      11,940    Suffolk County, New York, Water Authority, Water Works
                                              Revenue Bonds, 5% due 6/01/2011 (e)                                 11,613

Ohio--1.1%        AAA      Aaa       2,710    Clermont County, Ohio, Hospital Facilities Revenue
                                              Refunding Bonds (Mercy Health Systems), Series A,
                                              7.50% due 9/01/2001 (a) (b)                                          3,028
                  AAA      Aaa      12,000    Cleveland, Ohio, Public Power System Revenue Bonds,
                                              First Mortgage, Series A, 7% due 11/15/2004 (a) (e)                 13,930
                  AAA      Aaa       1,550    Cleveland, Ohio, Water Works Revenue Bonds (First Mortgage),
                                              Series F-92 A, 6.50% due 1/01/2002 (a) (b)                           1,704
                  AAA      Aaa       3,500    Ohio State Building Authority, State Facilities (Adult
                                              Correctional), Series A, 6% due 4/01/2004 (b)                        3,762

Oklahoma--1.3%    AAA      Aaa      10,500    Central Oklahoma, Transportation and Packaging Authority,
                                              Packaging Systems Revenue Refunding, 5.25% due 7/01/2016 (i)        10,169
                  AAA      Aaa       9,280    Grand River Dam Authority, Oklahoma, Revenue Refunding
                                              Bonds, 5.50% due 6/01/2009 (b)                                       9,718
                  AAA      Aaa       7,500    Oklahoma State Industrial Authority, Hospital Revenue
                                              Bonds (Baptist Medical Center), Series A, 7% due 8/15/2000
                                              (a) (b)                                                              8,212

Oregon--0.2%                                  Port Portland, Oregon, International Airport Revenue
                                              Bonds (Portland International Airport), Series Seven-B,
                                              AMT (e):
                  AAA      Aaa       3,865       7.10% due 1/01/2012 (a)                                           4,511
                  AAA      Aaa         135       7.10% due 7/01/2021                                                 146

Pennsylvania      AAA      Aaa       2,000    Allegheny County, Pennsylvania, Higher Education Building
--5.4%                                        Authority Revenue Bonds (Duquesne University Project),
                                              5% due 3/01/2016 (b)                                                 1,882
                  AAA      Aaa       1,750    Allegheny County, Pennsylvania, Hospital Development Authority
                                              Revenue Bonds (Mercy Hospital of Pittsburgh), 6.75% due
                                              4/01/2001 (a) (b)                                                    1,922
                  AAA      Aaa       6,900    Beaver County, Pennsylvania, Hospital Authority Revenue
                                              Bonds (Medical Center of Beaver, Pennsylvania Inc.), Series A,
                                              6.25% due 7/01/2022 (b)                                              7,218
                  AAA      Aaa       3,365    Beaver County, Pennsylvania, IDA, PCR, Refunding (Ohio Edison
                                              Company/Mansfield), Series A, 7% due 6/01/2021 (h)                   3,675
                  AAA      Aaa       7,590    Erie County, Pennsylvania, Prison Authority, Lease Revenue
                                              Bonds, 6.25% due 11/01/2001 (a) (e)                                  8,144
                  AAA      Aaa       1,155    Exeter Township Pennsylvania School District, UT, 6.65%
                                              due 5/15/2002 (a) (h)                                                1,265
                                              Pennsylvania State Higher Educational Assistance Agency,
                                              Student Loan Revenue Bonds, AMT, RIB (d):
                  AAA      Aaa      15,000       9.317% due 9/03/2026 (b)                                         16,856
                  AAA      Aaa       8,000       Series B, 10.749% due 3/01/2020 (e)                               9,160
                  AAA      Aaa      18,600       Series B, 7.955% due 3/01/2022 (b)                               19,321
                                              Pennsylvania State Higher Educational Facilities Authority,
                                              College and University Revenue Bonds:
                  AAA      Aaa       1,500       (Bryn Mawr College), 6.50% due 12/01/1999 (a) (h)                 1,607
                  AAA      Aaa       4,250       (Temple University), First Series, 6.50% due 4/01/2021 (e)        4,566
                  AAA      Aaa      10,000    Pennsylvania State Higher Educational Facilities Authority,
                                              Health Services Revenue Refunding (Allegheny Delaware Valley),
                                              Series A, 5.875% due 11/15/2016 (e)                                 10,228
                                              Pennsylvania State Second Series, GO, UT (b):
                  AAA      Aaa       8,875       5% due 11/15/2014                                                 8,468
                  AAA      Aaa       1,000       5% due 11/15/2015                                                   950
                  AAA      Aaa       6,000    Philadelphia, Pennsylvania, Gas Works Revenue Bonds,
                                              12th Series B, 7% due 5/15/2020 (c) (e)                              7,013
                  AAA      Aaa       5,000    Philadelphia, Pennsylvania, School District, Series B,
                                              5.50% due 9/01/2015 (b)                                              4,977
                  AAA      Aaa       4,020    Philadelphia, Pennsylvania, Water and Sewer Authority,
                                              Water and Wastewater Revenue Bonds, 5.60% due 8/01/2018 (e)          3,976

Rhode Island      AAA      Aaa       6,100    Rhode Island Depositors Economic Protection Corporation,
--1.4%                                        Special Obligation Bonds, Series A, 6.625% due 8/01/2002
                                              (a) (i)                                                              6,792
                  AAA      Aaa       3,775    Rhode Island State Consolidated Capital Development Loan,
                                              Series A, 6% due 8/01/2007 (e)                                       4,096
                                              Rhode Island State Health and Educational Building
                                              Corporation Revenue Bonds:
                  AAA      Aaa       1,500       Higher Education Facility, Refunding (Rhode Island
                                                 School Design), 5.625% due 6/01/2026 (e)                          1,472
                  AAA      Aaa      12,800       (Rhode Island Hospital), INFLOS, 9.487% due
                                                 8/15/2021 (d) (h)                                                15,568
South             AAA      Aaa       5,000    Florence County, South Carolina, Hospital Revenue
Carolina--1.6%                                Bonds (McLeod Regional Medical Center Project),
                                              6.75% due 11/01/2020 (h)                                             5,374
                  AAA      Aaa       4,000    Piedmont, South Carolina, Municipal Power Agency,
                                              Electric Revenue Refunding Bonds, 6.30% due 1/01/2022 (e)            4,263
                                              South Carolina State Public Service Authority, Revenue
                                              Refunding Bonds, Series A (b):
                  AAA      Aaa      17,090       6.375% due 7/01/2021                                             18,425
                  AAA      Aaa       4,200       6.25% due 1/01/2022                                               4,452

Texas--14.3%                                  Austin, Texas, Utility System, Combined Revenue Bonds,
                                              Prior Lien (e):
                  AAA      Aaa      11,190       9.25% due 5/15/2004 (a)                                          14,160
                  AAA      Aaa       5,000       6.25% due 11/15/2019                                              5,273
                  AAA      Aaa      20,000    Austin, Texas, Utility System, Combined Revenue
                                              Refunding Bonds, Series A, 5.25% due 5/15/2016 (i)                  19,348
                                              Brazos River Authority, Texas, PCR (Texas Utilities
                                              Electric Company Project), AMT:
                  AAA      Aaa       6,000       Refunding, 6.50% due 12/01/2027 (b)                               6,422
                  AAA      Aaa      12,000       Series B, 6.625% due 6/01/2022 (h)                               12,882
                  AAA      Aaa      12,400    Brazos River Authority, Texas, Revenue Refunding
                                              Bonds (Houston Light and Power Co.), Series B,
                                              7.20% due 12/01/2018 (h)                                            13,387
                                              Brownsville, Texas, Utility System, Revenue
                                              Refunding Bonds:
                  AAA      Aaa      20,000       6.25% due 9/01/2014 (e)                                          21,862
                  AAA      Aaa       2,000       5.25% due 9/01/2015 (b)                                           1,952

                                                                  Merrill Lynch Municipal Bond Fund, Inc., June 30, 1997

SCHEDULE OF INVESTMENTS (concluded)                                                                      (in Thousands)
                  Municipal Bonds                                                                      Insured Portfolio
                  ------------------------------------------------------------------------------------------------------
                  S&P     Moody's    Face                                                                        Value
STATE             Ratings Ratings   Amount    Issue                                                            (Note 1a)
Texas             AAA      Aaa     $ 5,000    Harris County, Texas, Hospital District Mortgage,
(concluded)                                   Revenue Refunding Bonds, 7.40% due 2/15/2010 (b)                $    5,974
                                              Harris County, Texas, Toll Road Revenue Bonds,
                                              Senior Lien:
                  AAA      Aaa      11,455       Senior Lien, Refunding, 5% due 8/15/2016 (h)                     10,756
                  AAA      Aaa      20,430       Senior Lien, Refunding, Series A, 6.50% due
                                                 8/15/2002 (a) (b)                                                22,645
                  AAA      Aaa      10,305       Senior Lien, Refunding, Series A, 6.50% due
                                                 8/15/2002 (a) (h)                                                11,422
                  AAA      Aaa       1,000       Senior Lien, Series A, 6.25% due 8/15/2015 (e)                    1,069
                  AAA      Aaa       2,750       Senior Lien, Series A, 6.50% due 8/15/2017 (b)                    2,994
                  AAA      Aaa      11,100       Senior Lien, Series A, 6.375% due 8/15/2024 (e)                  11,953
                  AAA      Aaa       1,695       Series A, 6.50% due 8/15/2011 (h)                                 1,845
                                              Houston, Texas, Water and Sewer System Revenue Bonds,
                                              Junior Lien, Series A (e):
                  AAA      Aaa       7,615       6.375% due 12/01/2022                                             8,242
                  AAA      Aaa      19,770       Refunding, 6.125% due 12/01/2015                                 20,708
                  AAA      Aaa       8,000       Refunding, 6.20% due 12/01/2023                                   8,400
                  AAA      Aaa       3,500    Houston, Texas, Water Conveyance System Contract,
                                              COP, Series J, 6.25% due 12/15/2013 (b)                              3,854
                  AAA      Aaa       5,000    Matagorda County, Texas, Navigation District No. 1, PCR
                                              (Central Power and Light Company Project), AMT, 7.50%
                                              due 3/01/2020 (b)                                                    5,404
                  AAA      Aaa      11,800    Matagorda County, Texas, Navigation District No. 1,
                                              Revenue Refunding Bonds (Houston Light and
                                              Power Co.), Series A, 6.70% due 3/01/2027 (b)                       12,838
                  A1       Aaa      15,400    North Central, Texas, Health Facility Development Corp.
                                              Revenue Bonds (Methodist Hospital, Dallas), VRDN, Series B,
                                              5.50% due 10/01/2015 (f) (g)                                        15,400
                                              Nueces River Authority, Texas, Water Supply Facilities
                                              Revenue (Corpus Christi Lake Project) (i):
                  AAA      Aaa       3,705       5.25% due 7/15/2013                                               3,642
                  AAA      Aaa       3,900       5.25% due 7/15/2014                                               3,814
                  A1       VMIG1++  16,500    Sabine River Authority, Texas, PCR, Refunding (Texas
                                              Utilities Project), VRDN, Series A, 5.50% due
                                              3/01/2026 (b) (f)                                                   16,500
                  AAA      Aaa       3,000    San Antonio, Texas, Electric and Gas Revenue Bonds,
                                              Series 95, 5.375% due 2/01/2016 (e)                                  2,943
                  AAA      Aaa      15,000    Southwest Higher Education Authority Incorporated,
                                              Texas, Revenue Refunding Bonds (Southern Methodist University),
                                              Series B, 6.25% due 10/01/2022 (h)                                  15,931
                                              Texas State Municipal Power Agency, Revenue Refunding Bonds:
                  AAA      Aaa       3,520       5.25% due 9/01/2007 (e)                                           3,643
                  AAA      Aaa       3,150       Series A, 6.75% due 9/01/2012 (b)                                 3,424
                  AAA      Aaa       5,095    Texas State Public Finance Authority, Building Revenue
                                              Bonds, Series A, 5% due 8/01/2016 (b)                                4,790

Utah--1.7%        AAA      Aaa      12,855    Intermountain Power Agency, Utah, Power Supply Revenue
                                              Refunding Bonds, Series B, 6% due 7/01/2006 (e)                     13,836
                  AAA      Aaa      14,000    Salt Lake City, Utah, Hospital Revenue Refunding Bonds
                                              (IHC Hospitals, Inc.), INFLOS, 9.491% due
                                              5/15/2020 (b) (d)                                                   16,327
                  AA-      Aaa       1,000    Uintah County, Utah, PCR (Desert Generation and
                                              Transmission Cooperative--National Rural Utilities
                                              Company), Series 1984 F-2, 10.50% due 6/15/2001 (a)                  1,218
                  AAA      Aaa       2,650    Utah State Board of Regents, Student Loan Revenue Bonds,
                                              AMT, Series F, 7.45% due 11/01/2008 (b)                              2,773

Vermont--1.0%     AAA      Aaa      18,950    Vermont, HFA, Home Mortgage Purchase Bonds, AMT,
                                              Series B, 7.60% due 12/01/2024 (e)                                  19,986

Virginia--3.1%    AAA      Aaa       5,000    Danville, Virginia, IDA, Hospital Revenue Refunding
                                              Bonds (Danville Regional Medical Center),
                                              6.50% due 10/01/2019 (h)                                             5,394
                  AAA      Aaa       4,000    Loudoun County, Virginia, Sanitation Authority,
                                              Water and Sewer Revenue Refunding Bonds, 5.125% due
                                              1/01/2026 (h)                                                        3,769
                  AAA      Aaa      20,000    Upper Occoquan, Virginia, Sewer Authority Regional,
                                              Revenue Bonds, Series A, 4.75% due 7/01/2029 (e)                    17,429
                                              Virginia State, HDA, Commonwealth Mortgage, AMT,
                                              Series A, Sub-Series A-4 (e):
                  AAA      Aaa       5,000       6.30% due 7/01/2014                                               5,195
                  AAA      Aaa      11,215       6.35% due 7/01/2018                                              11,535
                  AAA      Aaa      19,000       6.45% due 7/01/2028                                              19,584

Washington--2.9%                              Seattle, Washington, Metropolitan Seattle Municipality,
                                              Sewer Revenue Bonds, Series W (e):
                  AAA      Aaa       3,730       6.25% due 1/01/2020                                               3,949
                  AAA      Aaa       2,465       6.25% due 1/01/2022                                               2,610
                  AAA      Aaa       4,485       6.25% due 1/01/2023                                               4,749
                  AAA      Aaa      33,535    Seattle, Washington, Municipal Light and Power
                                              Revenue Bonds, 6.625% due 7/01/2020 (h)                             36,944
                                              University of Washington, University Revenue Bonds
                                              (Housing and Dining) (e):
                  AAA      Aaa       2,785       7% due 12/01/2001 (a)                                             3,121
                  AAA      Aaa         465       7% due 12/01/2021                                                   512
                  AAA      Aaa       7,000    Washington State Health Care Facilities Authority
                                              Revenue Bonds (Southwest Washington
                                              Hospital--Vancouver), 7.125% due 10/01/2019 (g)                      7,492

West              AAA      Aaa      23,150    Marshall County, West Virginia, PCR, Refunding
Virginia--2.4%                                (Ohio Power Company--Kammer Plant Project), Series B,
                                              5.45% due 7/01/2014 (e)                                             23,197
                  AAA      Aaa      11,465    Mason County, West Virginia, PCR, Refunding (Appalachian
                                              Power Co.), Series I, 6.85% due 6/01/2022 (e)                       12,570
                  AAA      Aaa      12,250    Pleasants County, West Virginia, PCR (Potomac
                                              Pleasants), Series 95-C, 6.15% due 5/01/2015 (b)                    12,930

Wisconsin--3.5%                               Milwaukee County, Wisconsin, GO, UT, Series A (e):
                  AAA      Aaa       2,975       5.25% due 10/01/2011                                              2,969
                  AAA      Aaa       2,975       5.25% due 10/01/2012                                              2,956
                  AAA      Aaa       9,000    Superior, Wisconsin, Limited Obligation Revenue
                                              Refunding Bonds (Midwest Energy Resources), Series E,
                                              6.90% due 8/01/2021 (h)                                             10,630
                  AAA      Aaa       6,500    Wisconsin Public Power System Inc., Power Supply
                                              System Revenue Bonds,  Series A, 6.875% due
                                              7/01/2001 (a) (b)                                                    7,199
                                              Wisconsin State Health and Educational Facilities
                                              Authority Revenue Bonds:
                  AAA      Aaa       6,520       Refunding (Sister's Sorrowful Mother), Series A,
                                                 6.125% due 8/15/2022 (e)                                          6,657
                  AAA      Aaa       8,545       Refunding (Waukesha Memorial Horpital), Series A,
                                                 5.50% due 8/15/2015 (b)                                           8,448
                  AAA      Aaa       1,500       (Saint Luke's Medical Center Project), 7.10%
                                                 due 8/15/2019 (e)                                                 1,638
                  AAA      Aaa       5,655       (Waukesha Memorial Hospital), Series B, 7.25%
                                                 due 8/15/2000 (a) (b)                                             6,233
                                              Wisconsin State Veteran's Housing Loans, AMT,
                                              Series B (e):
                  AAA      Aaa       7,920       6.50% due 5/01/2020                                               8,330
                  AAA      Aaa      17,130       6.50% due 5/01/2025                                              17,908

Wyoming--0.0%     A1       VMIG1++     400    Sweetwater County, Wyoming, PCR, Refunding
                                              (PacificCorp. Projects), VRDN, 5.50% due
                                              11/01/2024 (b) (f)                                                     400

                  Total Investments (Cost--$1,910,410)--98.6%                                                  2,023,013

                  Other Assets Less Liabilities--1.4%                                                             29,221
                                                                                                             -----------
                  Net Assets--100.0%                                                                         $ 2,052,234
                                                                                                             ===========


               (A)PREREFUNDED.
               (B)AMBAC INSURED.
               (C)ESCROWED TO MATURITY.
               (D)THE INTEREST RATE IS SUBJECT TO CHANGE PERIODICALLY AND INVERSELY
                  BASED UPON PREVAILING MARKET RATES. THE INTEREST RATE SHOWN IS THE
                  RATE IN EFFECT AT JUNE 30, 1997.
               (E)MBIA INSURED.
               (F)THE INTEREST RATE IS SUBJECT TO CHANGE PERIODICALLY BASED UPON
                  PREVAILING MARKET RATES. THE INTEREST RATE SHOWN IS THE RATE IN
                  EFFECT AT JUNE 30, 1997.
               (G)BIG INSURED.
               (H)FGIC INSURED.
               (I)FSA INSURED.
               (J)GNMA COLLATERALIZED.
               (K)REPRESENTS A ZERO COUPON BOND; THE INTEREST RATE SHOWN IS THE
                  EFFECTIVE YIELD AT THE TIME OF PURCHASE BY THE PORTFOLIO.
                ++HIGHEST SHORT-TERM RATING ISSUED BY MOODY'S INVESTORS SERVICE, INC.
                RATINGS OF ISSUES SHOWN HAVE NOT BEEN AUDITED BY DELOITTE & TOUCHE LLP.

                See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
                                                                  Merrill Lynch Municipal Bond Fund, Inc., June 30, 1997

                                                                                                        (in Thousands)
                  Municipal Bonds                                                                     National Portfolio
                  ------------------------------------------------------------------------------------------------------
                  S&P     Moody's    Face                                                                        Value
STATE             Ratings Ratings   Amount    Issue                                                            (Note 1a)
Alaska--2.5%                                  Valdez, Alaska, Marine Terminal Revenue Refunding Bonds:
                  AA       Aa2     $ 6,000       (British Petroleum Pipeline), Series B, 7% due
                                                 12/01/2025                                                   $    6,584
                  AA       Aa3      27,150       (Sohio Pipeline--British Petroleum Oil), 7.125%
                                                 due 12/01/2025                                                   30,123

California--3.7%  NR*      NR*       6,000    Antioch, California, Improvement Bond Act of 1915
                                              (Assessment District No.27--Lone Tree), Series E,
                                              7.125% due 9/02/2016                                                 6,189
                  A        Aaa      10,350    California State Public Works Board, Lease Revenue
                                              Bonds (Department of Corrections--Monterey County,
                                              Soledad II), Series A, 7% due 11/01/2004 (j)                        12,143
                  NR*      NR*       4,000    Long Beach, California, Special Tax Community
                                              Facilities (District No.3--Pine Avenue), 6.375% due 9/01/2023        4,001
                  A        NR*       8,975    Palmdale, California, Civic Authority, Revenue Refunding
                                              Bonds (Merged Redevelopment Project), Series A,
                                              6.60% due 9/01/2034                                                  9,800
                  AAA      Aaa      18,755    Riverside County, California, Asset Leasing Corp.,
                                              Leasehold Revenue Bonds (Riverside County Hospital
                                              Project), 6%** due 6/01/2023 (f)                                     4,151
                  AAA      Aaa      20,000    San Diego, California, Public Facilities Financing
                                              Authority, Sewer Revenue Bonds, 5% due 5/15/2020 (e)                18,510

Colorado--2.8%                                Denver, Colorado, City and County Airport Revenue Bonds, AMT:
                  BBB      Baa1      3,000       Series A, 7.50% due 11/15/2023                                    3,410
                  BBB      Baa1      8,570       Series A, 8% due 11/15/2025                                       9,507
                  BBB      Baa1     13,000       Series B, 7.25% due 11/15/2023                                   14,335
                  BBB      Baa1     13,150       Series D, 7.75% due 11/15/2021                                   14,678

Connecticut--0.3% AA-      Baa1      4,550    Connecticut State Resource Recovery Authority, Resource
                                              Recovery Revenue Bonds (American Refunding Fuel), AMT,
                                              Series A, 8% due 11/15/2015                                          4,875

Delaware--0.6%    AAA      NR*       7,500    Delaware State Health Facilities Authority, Revenue
                                              Refunding Bonds (Beebe Medical Center Project),
                                              8.50% due 6/01/2000 (j)                                              8,481

District of                                   District of Columbia General Fund Recovery Bonds, VRDN, UT (a):
Columbia--1.3%    A1+      VMIG1++   6,300       Series B-1, 5.25% due 6/01/2003                                   6,300
                  A1+      VMIG1++   8,200       Series B-3, 5.25% due 6/01/2003                                   8,200
                  A+       A1        3,750    District of Columbia Revenue Bonds (Georgetown
                                              University), RIB, 8.683% due 4/25/2022 (k)                           4,186

Florida--4.3%     AAA      Aaa      16,070    Dade County, Florida, Refunding, Seaport, UT, 5.125%
                                              due 10/01/2026 (f)                                                  15,130
                  AAA      Aaa       8,140    Dade County, Florida, Special Obligation Refunding Bonds,
                                              Series B, 5% due 10/01/2035 (c)                                      7,432
                  AAA      Aaa       6,330    Florida HFA (Antigua Club Apartments), AMT, Series A-1,
                                              7% due 2/01/2035 (c)                                                 6,791
                  NR*      Aaa       8,860    Florida HFA, Home Ownership Revenue Bonds, AMT,
                                              Series G1, 7.90% due 3/01/2022 (i)                                   9,333
                  NR*      NR*       5,000    Grand Haven Community Development District, Florida,
                                              Special Assessment, Series A, 6.30% due 5/01/2002                    4,995
                  AA       Aa3       5,000    Hillsborough County, Florida, IDA, PCR, Refunding
                                              (Tampa Electric Company Project), Series 91, 7.875%
                                              due 8/01/2021                                                        5,703
                  A-       NR*       2,700    Leesburg, Florida, Hospital Revenue Capital Improvement
                                              Bonds (Leesburg Regional Medical Center Project),
                                              Series 91-A, 7.50% due 7/01/2002 (j)                                 3,109
                  AAA      NR*       4,345    Orange County, Florida, HFA, Mortgage Revenue Bonds, AMT,
                                              Series A, 8.375% due 3/01/2021 (i)                                   4,587
                  AAA      Aaa       5,850    South Broward, Florida, Hospital District, RIB,
                                              Series C, 9.034% due 5/01/2001 (c) (j) (k)                           6,947

Georgia--1.8%     A1       VMIG1++   3,580    Floyd County, Georgia, Development Authority, PCR,
                                              Georgia Power Co. (Plt Hammond Project), VRDN,
                                              5.60% due 9/01/2026 (a)                                              3,580
                  AAA      Aaa      20,000    Metropolitan Atlanta, Georgia, Rapid Transit Authority,
                                              Sales Tax Revenue Bonds, Second Indenture, Series A,
                                              6.90% due 7/01/2004 (f) (j)                                         22,966

Idaho--0.1%       AA       NR*       1,675    Idaho Housing Agency, S/F Mortgage, AMT, Series E,
                                              7.875% due 7/01/2024 (b)                                             1,803

Illinois--5.1%    AA-      Aa3       8,000    Chicago, Illinois, Gas Supply Revenue Bonds (Peoples
                                              Gas, Light & Coke Company Project), AMT, Series A,
                                              8.10% due 5/01/2020                                                  8,785

                                              Chicago, Illinois, O'Hare International Airport,
                                              Special Facilities Revenue Bonds (United Airlines, Inc.):
                  BB+      Baa2      4,675       AMT, Series B, 8.95% due 5/01/2018                                5,295
                  BB+      Baa2     13,565       Series 1984-B, 8.85% due 5/01/2018                               15,346
                  AAA      Aaa      16,000    Chicago, Illinois, Water Revenue Bonds, 5% due 11/01/2025 (e)       14,580
                  BBB      NR*       3,500    Illinois Development Finance Authority, Revenue
                                              Refunding Bonds (Community Rehabilitation Providers),
                                              Series A, 6% due 7/01/2015                                           3,477
                  A+       Aa2       5,100    Illinois HDA, Residential Mortgage Revenue Bonds,
                                              RIB, AMT, Series C-2, 9.471% due 2/01/2018 (k)                       5,514
                                              Illinois Health Facilities Authority Revenue Bonds:
                  AAA      Aaa       1,500       (Methodist Health Project), RIB, 9.628% due
                                                 5/01/2021 (c) (k)                                                 1,727
                  BBB      NR*       2,625       Refunding (Saint Elizabeth's Hospital--Chicago),
                                                 7.75% due 7/01/2016                                               2,907
                  AAA      Aaa      11,000       (Rush Presbyterian--Saint Luke's Medical Center),
                                                 INFLOS, 9.615% due 10/01/2024 (f) (k)                            12,705
                  NR*      A1        4,400    Southwestern Illinois Development Authority, Sewer
                                              Facilities Revenue Bonds (Monsanto Company Project),
                                              AMT, 7.30% due 7/15/2015                                             4,871

Indiana--1.8%     NR*      Aaa       9,500    Indiana State Educational Facilities Authority Revenue
                                              Bonds (University of Notre Dame Project),
                                              6.70% due 3/01/2025                                                 10,519
                  A+       NR*       9,100    Indianapolis, Indiana, Local Public Improvement Bond
                                              Bank, Refunding, Series D, 6.75% due 2/01/2020                       9,931
                  AA-      Aa2       5,700    Petersburg, Indiana, PCR, Refunding (Indianapolis
                                              Power & Light Company Project), 6.625% due 12/01/2024                6,144

Iowa--0.7%        NR*       NR*      9,000    Iowa Finance Authority, Health Care Facilities,
                                              Revenue Refunding Bonds (Care Initiatives Project),
                                              9.25% due 7/01/2025                                                 10,652

Kansas--1.7%                                  Wichita, Kansas, Hospital Revenue Bonds, RIB (f) (k):
                  AAA      Aaa      12,000       Series III-A, 8.702% due 10/01/2017                              13,740
                  AAA      Aaa      10,000       Series III-B, 8.691% due 10/21/2022                              11,450

Kentucky--2.0%    AAA      Aaa      18,500    Louisville and Jefferson County, Kentucky, Metropolitan
                                              Sewer District, Sewer and Drain System Revenue
                                              Refunding Bonds, Series A, 5.25% due 5/15/2027 (f)                  17,642
                  NR*      NR*       4,500    Perry County, Kentucky, Solid Waste Disposal Revenue
                                              Bonds (TJ International Project), AMT, 7% due 6/01/2024              4,725
                  AA-      Aa2       6,345    Trimble County, Kentucky, PCR (Louisville Gas and
                                              Electric Company), AMT, Series A, 7.625% due 11/01/2020              6,949

Louisiana--4.1%   NR*      Baa2     37,850    Lake Charles, Louisiana, Harbor and Terminal District
                                              Port Facilities, Revenue Refunding Bonds (Trunkline LNG
                                              Company Project), 7.75% due 8/15/2022                               43,018
                                              Port New Orleans, Louisiana, IDR, Refunding (Continental
                                              Grain Company Project):
                  BB       NR*      10,000       7.50% due 7/01/2013                                              10,785
                  BB       NR*       5,000       6.50% due 1/01/2017                                               5,101
                  BBB      Baa2      1,100    Saint Charles Parish, Louisiana, PCR (Union Carbide
                                              Project), AMT, 7.35% due 11/01/2022                                  1,183

Maine--0.3%       NR*      Aa2       3,815    Maine State Housing Authority, Mortgage Purchase, AMT,
                                              Series B-4, 6.90% due 11/15/2026                                     3,990

Maryland--0.5%    AA-      Aa        7,000    Maryland State Stadium Authority, Sports Facilities
                                              Lease Revenue Bonds, AMT, Series D, 7.60% due 12/15/2019             7,618

Massachusetts     AAA      Aaa       6,000    Massachusetts Bay Transportation Authority,
--5.0%                                        Series B, 7.875% due 3/01/2001 (j)                                   6,811
                  AAA      Aaa       7,500    Massachusetts State, HFA, Revenue Bonds (Residential
                                              Development) Series C, 6.90% due 11/15/2021 (d)                      8,015
                                              Massachusetts State Health and Educational Facilities
                                              Authority Revenue Bonds:
                  AAA      NR*       6,900       (North Adams Regional Hospital), Series A, 9.625%
                                                 due 7/01/1999 (j)                                                 7,736
                  NR*      B2       12,350       Refunding (New England Memorial Hospital), Series B,
                                                 6.25% due 7/01/2023                                               9,880
                                              Massachusetts State Water Resources Authority:
                  AAA      Aaa      12,500       Series A, 6.50% due 12/01/2001 (j)                               13,766
                  AAA      Aaa      30,000       Series B, 5% due 12/01/2025 (f)                                  27,335

SCHEDULE OF INVESTMENTS (continued)
                                                                  Merrill Lynch Municipal Bond Fund, Inc., June 30, 1997

                                                                                                        (in Thousands)
                  Municipal Bonds                                                                     National Portfolio
                  ------------------------------------------------------------------------------------------------------
                  S&P     Moody's    Face                                                                        Value
STATE             Ratings Ratings   Amount    Issue                                                            (Note 1a)
Michigan--2.1%    A        A       $ 3,500    Michigan State Hospital Finance Authority, Hospital
                                              Revenue Bonds (Detroit Medical Center), Series A,
                                              7.50% due 8/15/2011                                             $    3,848
                  AAA      Aaa      15,000    Michigan State Hospital Finance Authority
                                              (Sisters of Mercy), INFLOS, 8.514% due 2/15/2022 (h) (k)            16,275
                  BBB      Baa1      9,350    Monroe County, Michigan, PCR (Detroit Edison
                                              Company Project), AMT, Series A, 7.75% due 12/01/2019               10,100

Minnesota--1.5%                               Minnesota State, HFA, S/F Mortgage:
                  AA+      Aa        6,080       AMT, Series A, 7.45% due 7/01/2022 (b)                            6,402
                  AA+      Aa2       4,250       Series F, 6.30% due 7/01/2025                                     4,397
                  AA+      NR*       3,000    Rochester, Minnesota, Health Care Facilities Revenue
                                              Bonds (Mayo Foundation), IRS, Series H, 7.875% due
                                              11/15/2015 (k)                                                       3,229
                  AAA      NR*       8,070    Saint Paul, Minnesota, Housing and Redevelopment
                                              Authority, S/F Mortgage Revenue Refunding Bonds,
                                              Series C, 6.95% due 12/01/2031                                       8,403

Mississippi--0.7% BBB      Baa       5,950    Lowndes County, Mississippi, Hospital Revenue
                                              Refunding Bonds (Golden Triangle Medical Center),
                                              8.50% due 2/01/2010                                                  6,552
                  NR*      Aaa       4,195    Mississippi Home Corporation, S/F Mortgage Revenue Bonds
                                              (Access Program), AMT, Final Tranche, Series A, 6.90%
                                              due 6/01/2024 (i)                                                    4,423

Missouri &        BBB      NR*      11,400    Bi-State Development Agency, Missouri and Illinois,
Illinois--                                    Metropolitan No. 5, Refunding (American Commonwealth
0.8%                                          Lines, Inc.), 7.75% due 6/01/2010                                   12,457

Nebraska--0.3%    AAA      Aaa       3,400    Nebraska Investment Finance Authority, S/F Mortgage
                                              Revenue Bonds, AMT, Series 2, RIB, 11.177% due
                                              9/10/2030 (i) (k)                                                    3,787

New Hampshire--   A+       Aa        2,685    New Hampshire State, HFA, S/F Residential Mortgage,
0.2%                                          AMT, 7.90% due 7/01/2022                                             2,840

New Jersey--1.2%  NR*      NR*       6,495    New Jersey Health Care Facilities Financing Authority
                                              Revenue Bonds (Riverwood Center), Series A,
                                              9.90% due 7/01/2001 (j)                                              7,852
                  AA-      A3        9,500    University of Medicine and Dentistry of New Jersey,
                                              Series C, 7.20% due 12/01/1999 (j)                                  10,332

New York--14.6%                               Metropolitan Transportation Authority, New York,
                                              Service Contract Refunding Bonds (Commuter Facilities),
                                              Series 5:
                  BBB      Baa1      2,145       6.90% due 7/01/2006                                               2,330
                  BBB      Baa1      5,000       7% due 7/01/2012                                                  5,399
                                              New York City, New York, GO, UT:
                  AAA      Aaa       7,240       Series A, 7.75% due 8/15/2001 (j)                                 8,254
                  BBB+     Aaa       9,385       Series A, 7.75% due 8/15/2001 (j)                                10,699
                  BBB+     Baa1        280       Series A, 7.75% due 8/15/2017                                       311
                  BBB+     Baa1      4,000       Series B, 8.25% due 6/01/2006                                     4,803
                  BBB+     Baa1     10,000       Series B, Fiscal 92, 7.75% due 2/01/2011                         11,177
                  BBB+     Baa1      4,500       Series B, Fiscal 92, 7.75% due 2/01/2012                          5,030
                  BBB+     Baa1      2,875       Series B, Fiscal 92, 7.75% due 2/01/2013                          3,213
                  BBB+     Baa1      1,650       Series B, Fiscal 92, 7.75% due 2/01/2014                          1,844
                  AAA      Aaa       1,865       Series D, 7.70% due 2/01/2002 (j)                                 2,140
                  BBB+     Aaa       3,495       Series D, Group C, 8% due 8/01/2001 (j)                           4,009
                  AAA      Aaa       5,495       Series F, 8.25% due 11/15/2001 (j)                                6,402
                                              New York City, New York, Municipal Water Finance
                                              Authority, Water and Sewer System Revenue Bonds:
                  A-       Aaa      11,685       Series 93-B, 6.50% due 6/15/2002 (j)                             12,856
                  A-       Aaa      10,000       Series A, 6.75% due 6/15/2001 (j)                                10,952
                  AAA      Aaa      10,000       Series B, 5.875% due 6/15/2026 (h)                               10,185
                  A1       VMIG1++   3,000       Series RI-2, RITR, 7.025% due 6/15/2025 (k)                       3,150

                                              New York State Dormitory Authority Revenue Bonds (State
                                              University Educational Facilities):
                  BBB+     Baa1      6,735       Refunding, Series B, 7.375% due 5/15/2014                         7,318
                  BBB+     Baa1      2,000       Refunding, Series B, 7% due 5/15/2016                             2,135
                  BBB+     Baa1      5,000       Series A, 7.50% due 5/15/2013                                     5,978
                                              New York State Local Government Assistance Corporation:
                  A        Aaa       6,000       Series A, 7% due 4/01/2002 (j)                                    6,757
                  A        Aaa      10,000       Series B, 7.25% due 4/01/2001 (j)                                11,182
                  A        A3       10,000       Series C, 6.25% due 4/01/2018                                    10,475
                  A        A3       18,810       Series D, 5% due 4/01/2023                                       17,065
                                              New York State Medical Care Facilities, Finance
                                              Agency Revenue Bonds (New York Hospital Mortgage),
                                              Series A (b) (c):
                  AAA      Aaa       8,400       6.75% due 8/15/2014                                               9,223
                  AAA      Aaa       9,100       6.80% due 8/15/2024                                              10,020
                  BBB      Aaa      10,000    New York State Urban Development Corporation Revenue
                                              Bonds (State Facilities), 7.50% due 4/01/2001 (j)                   11,268
                  AAA      Aaa       4,000    Niagara Falls, New York, Commission Toll Bridge, Revenue
                                              Refunding Bonds, Series B, 5.25% due 10/01/2021 (e)                  3,775
                  AAA      Aaa       6,800    Port Authority of New York and New Jersey, Consolidated
                                              Revenue Bonds, 104th Series, 3rd Installment,
                                              4.75% due 1/15/2026                                                  6,007
                  A+       Aa       12,750    Triborough Bridge and Tunnel Authority, New York,
                                              General Purpose Revenue Bonds, Series B, 5.20% due
                                              1/01/2027                                                           12,035

North             A1+      NR*       5,000    Raleigh-Durham, North Carolina, Airport Authority,
Carolina--0.3%                                Special Facilities Revenue Refunding Bonds (American Airlines),
                                              VRDN, Series B, 5.50% due 11/01/2015 (a)                             5,000

Ohio--2.7%        AAA      Aaa      20,300    Cleveland, Ohio, Public Power System Revenue Bonds
                                              (First Mortgage), Series A, 7% due 11/15/2004 (f) (j)               23,565
                                              Ohio, HFA, S/F Mortgage Revenue Bonds, AMT (i):
                  AAA      Aaa       9,100       RIB, Series B-4, 9.578% due 3/31/2031 (k)                         9,942
                  AAA      NR*       1,895       Series B, 8.25% due 12/15/2019                                    2,003
                  AAA      NR*       4,295       Series C, 7.85% due 9/01/2021                                     4,565

Pennsylvania      BBB      Baa      10,000    Pennsylvania Convention Center Authority, Revenue
--3.8%                                        Refunding Bonds, Series A, 6.75% due 9/01/2019                      10,787
                                              Pennsylvania HFA, Refunding:
                  AA       Aa2       8,800       RIB, AMT, Series 1991-31C, 9.68% due 10/01/2023  (k)              9,647
                  AAA      Aaa       7,850       (Rental Housing), 6.50% due 7/01/2023 (d)                         8,122
                  AAA      A1        5,000    Pennsylvania State, 3rd Series A, UT, 6.50% due 11/15/2001 (j)       5,473
                  AAA      Aaa      10,000    Pennsylvania State Higher Educational Assistance Agency,
                                              Student Loan Revenue Bonds, RIB, AMT, 9.317%
                                              due 9/03/2026 (c) (k)                                               11,238
                  NR*      NR*       2,000    Pennsylvania State Higher Educational Facilities
                                              Authority, College and University Revenue Bonds
                                              (Eastern College), Series B, 8% due 10/15/2025                       2,139
                  AAA      Aaa       4,800    Pittsburgh, Pennsylvania, Water and Sewer Authority,
                                              Water and Sewer System, Revenue Refunding Bonds,
                                              Series A, 6.75% due 9/01/2001 (e) (j)                                5,309
                  AAA      Aaa       2,500    York County, Pennsylvania, Hospital Authority Revenue
                                              Bonds (York Hospital), 7% due 1/01/2001 (c) (j)                      2,754

Rhode             AAA      Aaa       5,250    Rhode Island Depositors Economic Protection Corporation,
Island--0.4%                                  Special Obligation Bonds, Series A, 6.95% due 8/01/2002 (j)          5,923

South             AAA      Aaa       2,500    Spartanburg County, South Carolina, Hospital Revenue
Carolina--0.2%                                Bonds (Health Services District Inc.), Series A,
                                              5.50% due 4/15/2027 (f)                                              2,439

SCHEDULE OF INVESTMENTS (concluded)
                                                                     Merrill Lynch Municipal Bond Fund, Inc., June 30, 1997

                                                                                                           (in Thousands)
                  Municipal Bonds                                                                        National Portfolio
                  ---------------------------------------------------------------------------------------------------------
                  S&P     Moody's    Face                                                                        Value
STATE             Ratings Ratings   Amount    Issue                                                            (Note 1a)
South             AAA      Aa1     $ 9,085    South Dakota HDA, Homeownership Mortgage, Series A,
Dakota--0.7%                                  7.15% due 5/01/2027                                             $    9,551

Tennessee--1.9%   NR*      Aaa      10,000    Knox County, Tennessee, Health, Educational and
                                              Housing Facilities Board, Hospital Facilities Revenue
                                              Bonds (Baptist Health System of East Tennessee),
                                              8.60% due 4/15/1999 (j)                                             10,916
                  AAA      Aaa      14,750    Metropolitan Government, Nashville and Davidson County,
                                              Tennessee (Meharry Medical College Project), 6.875% due
                                              12/01/2004 (j)                                                      16,999

Texas--16.8%      AAA      Aaa      10,000    Bexar County, Texas, Health Facilities Development
                                              Corporation, Revenue Refunding Bonds (Baptist Health
                                              Systems), Series A, 5.25% due 11/15/2027 (f)                         9,326
                                              Brazos River Authority, Texas, PCR (Texas Utilities
                                              Electric Company Project), AMT, Series A:
                  BBB+     Baa1      2,095       8.25% due 1/01/2019                                               2,230
                  BBB+     Baa1     18,150       7.875% due 3/01/2021                                             19,958
                  A-       A2       12,350    Brazos River Authority, Texas, Revenue Refunding Bonds
                                              (Houston Light and Power), Series 1989-A, 7.625% due 5/01/2019      13,175
                  BBB      Baa1      7,250    Gulf Coast Waste Disposal Authority, Texas, Revenue Bonds
                                              (Champion International Corporation), AMT, 7.45% due 5/01/2026       7,890
                  AA       Aa3      19,000    Harris County, Texas, Health Facilities Development
                                              Corporation, Health Care System Revenue Bonds
                                              (Sisters of Charity), 7.10% due 7/01/2001 (j)                       21,183
                                              Harris County, Texas, Health Facilities Development
                                              Corporation, Hospital Revenue Bonds:
                  A1+      NR*         200       (Methodist Hospital), 5.50% due 12/01/2025 (a)                      200
                  AAA      Aaa      10,150       RITR, Series 12, 8.07% due 10/01/2024 (k)                        11,317
                  AAA      Aaa      10,000       Refunding (Memorial Hospital System Project), Series A,
                                                 5.50% due 6/01/2024 (f)                                           9,766
                  AAA      Aa3      12,470       (Saint Luke's Episcopal Hospital Project), Series A,
                                                 6.75% due 2/15/2001 (j)                                          13,667
                  AAA      Aaa      11,100    Harris County, Texas, Toll Road Revenue Bonds, Senior Lien,
                                              Series A, 6.375% due 8/15/2024 (f)                                  11,953
                                              Houston, Texas, Water and Sewer System, Revenue Refunding
                                              Bonds, Junior Lien, Series A:
                  AAA      Aaa      10,000       6.20% due 12/01/2023 (f)                                         10,501
                  AAA      Aaa      10,000       5.25% due 12/01/2025 (e)                                          9,518
                  BB       Ba1       8,095    Jefferson County, Texas, Health Facilities Development
                                              Corporation, Hospital Revenue Bonds (Baptist
                                              Healthcare System Project), 8.875% due 6/01/2021                     8,523
                  AA       Aa       12,000    North Central Texas, Health Facilities Development
                                              Corporation Revenue Bonds (Baylor University
                                              Medical Center), INFLOS, Series A, 9.715% due
                                              5/15/2001 (j) (k)                                                   14,415
                  BB       Ba        3,000    Odessa, Texas, Junior College District, Revenue
                                              Refunding Bonds, Series A, 8.125% due 12/01/2018                     3,258
                  A+       Aa        5,195    Texas Housing Agency, Residential Development Mortgage
                                              Revenue Bonds, Series A, 7.50% due 7/01/2015 (i)                     5,538
                                              Texas State Turnpike Authority, Dallas North Thruway
                                              Revenue Bonds (President George Bush Turnpike) (e):
                  AAA      Aaa      15,000       5.25% due 1/01/2023                                              14,311
                  AAA      Aaa      30,000       5% due 1/01/2025                                                 27,608
                  AA       Aa        4,440    Texas State Veteran's Housing Assistance (Fund II),
                                              AMT, UT, Series A, 7% due 12/01/2025                                 4,713
                  AA       Aa       16,000    Texas State Water Development, Series A, B, and C,
                                              5.25% due 8/01/2028                                                 15,338
                  AAA      Aa1      15,000    Texas Water Development Revenue Board, State Revolving
                                              Fund, Senior-Lien, Series B, 5.125% due 7/15/2018                   14,321

Utah--3.6%        A1+      VMIG1++  10,300    Emery County, Utah, PCR, Refunding (Pacificorp Projects),
                                              VRDN, 4.10% due 11/01/2024 (a) (c)                                  10,300
                  A+       A1       20,000    Intermountain Power Agency, Utah, Power Supply Revenue
                                              Refunding Bonds, Series D, 5% due 7/01/2021                         18,254
                  AAA      Aaa       5,000    Murray City, Utah, Hospital Revenue Bonds (IHC Health
                                              Services Inc.), 4.75% due 5/15/2020 (f)                              4,351
                  AAA      Aaa       5,500    Utah County, Utah, Hospital Revenue Bonds (IHC Health
                                              Services, Inc.), 5.25% due 8/15/2026                                 5,120
                  AAA      Aaa      13,250    Weber County, Utah, Municipal Building Authority,
                                              Lease Revenue Bonds, 7.50% due 12/15/2004 (j)                       15,795

Virginia--1.5%    AAA      Aaa      20,000    Prince William County, Virginia, Service Authority,
                                              Water and Sewer System, Revenue Refunding Bonds,
                                              5% due 7/01/2021 (e)                                                18,328
                  AA+      Aa1       4,000    Virginia State, HDA, Commonwealth Mortgage, Series A,
                                              7.15% due 1/01/2033                                                  4,183

Washington--3.3%  AA       Aaa      10,000    Washington State, GO, Series B, UT, 6.75% due 6/01/2001 (j)         10,845
                  AAA      Aaa      13,860    Washington State, GO, Series C, 5% due 1/01/2022 (e)                12,863

                  AAA      NR*      18,070    Washington State Housing Finance Commission, S/F
                                              Mortgage Revenue Refunding Bonds, AMT, Series E,
                                              7.10% due 7/01/2022 (g)                                             18,878
                  AA-      Aaa       5,000    Washington State Public Power Supply System, Revenue
                                              Refunding Bonds (Nuclear Project No. 1), Series A,
                                              6.875% due 7/01/2001 (j)                                             5,538

West              NR*      NR*       4,000    Upshur County, West Virginia, Solid Waste Disposal
Virginia--0.9%                                 Revenue Bonds (TJ International Project), AMT,
                                              7% due 7/15/2025                                                     4,218
                  AAA      Aaa       8,400    West Virginia State, Housing Development Fund,
                                              Housing Finance, Series D, 7.05% due 11/01/2024                      8,854

Wisconsin--1.9%   AA       Aa        4,925    Wisconsin Housing and EDA, Home Ownership Revenue Bonds,
                                              Series A, 7.10% due 3/01/2023                                        5,186
                                              Wisconsin Housing and EDA, Housing Revenue Bonds:
                  A        A1        5,400       Series B, 7.05% due 11/01/2022                                    5,716
                  A        A1        5,105       Series C, 7% due 5/01/2015                                        5,405
                  AAA      Aaa      11,400    Wisconsin State Health and Educational Facilities
                                              Authority Revenue Bonds (Wausau Hospitals Inc.), Series B,
                                              6.70% due 8/15/2020 (c)                                             12,205

                  Total Investments (Cost--$1,357,588)--98.0%                                                  1,448,055

                  Other Assets Less Liabilities--2.0%                                                             29,832
                                                                                                              ----------
                  Net Assets--100.0%                                                                          $1,477,887
                                                                                                              ==========

              (A)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 1997.
              (B)FHA Insured.
              (C)AMBAC Insured.
              (D)FNMA Collateralized.
              (E)FGIC Insured.
              (F)MBIA Insured.
              (G)GNMA/FNMA Collateralized.
              (H)FSA Insured.
              (I)GNMA Collateralized.
              (J)Prerefunded.
              (K)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 1997.
                *Not Rated.
               **Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Portfolio.
               ++Highest short-term rating issued by Moody's Investors Service, Inc.
               Ratings of issues shown have not been audited by Deloitte & Touche LLP.

               See Notes to Financial Statements.

                                       58

SCHEDULE OF INVESTMENTS
                                                                Merrill Lynch Municipal Bond Fund, Inc., June 30, 1997

                                                                                                 (in Thousands)
                  Municipal Bonds                                                          Limited Maturity Portfolio
                  ----------------------------------------------------------------------------------------------------

                  S&P     Moody's    Face                                                                        Value
STATE             Ratings Ratings   Amount    Issue                                                            (Note 1a)
Alabama--1.0%     A1+      NR*     $ 4,100    Birmingham, Alabama, Medical Clinic Board Revenue
                                              Bonds (U.A.H.S.F.), VRDN, 5.50% due 12/01/2026 (b)              $    4,100

Arizona--1.2%     AAA      Aaa       5,000    Phoenix, Arizona, Airport Revenue Refunding Bonds,
                                              Series A, 5.55% due 7/01/2000 (d)                                    5,174

Arkansas--0.1%    NR*      Aa          460    Arkansas State Student Loan Authority Revenue Bonds,
                                              AMT, Senior Series A-1, 5.50% due 12/01/1998                           467

California--2.4%  SP1+     VMIG1++   5,000    Los Angeles County, California, Local Educational
                                              Agencies, COP, TRAN, Series B, 4.50% due 9/30/1998 (e)               5,026
                  SP1+     NR*       5,000    Santa Barbara County, California, TRAN, Series A, 4.50%
                                              due 10/01/1998                                                       5,029

Connecticut--2.7% AAA      Aaa       2,160    Bridgeport, Connecticut, Refunding, GO, UT, Series A,
                                              4.40% due 9/01/1998 (c)                                              2,171
                  AAA      Aaa       8,900    Connecticut State Special Assessment (Unemployment
                                              Compensation Advance Fund), Revenue Refunding Bonds,
                                              Series A, 5.50% due 5/15/2001 (c)                                    9,255

District of       A1+      VMIG1++  10,000    District of Columbia, General Fund Recovery
Columbia--                                    Bonds, VRDN, UT, Series B-2, 5.25% due 6/01/2003 (b)                10,000
2.4%

Florida--1.4%     AAA      Aaa       4,000    Florida School Boards Association Incorporated,
                                              Lease Revenue Bonds (Orange County School Board
                                              Project), 6.80% due 7/01/1998 (c)                                    4,116
                  A1+      VMIG1++   1,500    Hillsborough County, Florida, IDA, PCR, Refunding
                                              (Tampa Electric Company Project), VRDN, 4% due
                                              5/15/2018 (b)                                                        1,500

Georgia--2.5%     A        NR*       6,410    Burke County, Georgia, Development Authority, PCR,
                                              Refunding (Oglethorpe Power Corporation) (Plant
                                              Vogtle Project), Series B, 3.95% due 1/01/1999                       6,375
                  AAA      Aaa       4,000    Georgia Municipal Electric Authority, General Power
                                              Revenue Refunding Bonds, Series D, 6% due
                                              1/01/2000 (c)                                                        4,157

Hawaii--2.1%      AAA      Aaa       3,200    Hawaii State, GO, Refunding, Series CO, 6% due 3/01/2001 (f)         3,366
                  A+       Aa3       5,250    Hawaii State, GO, UT, Series CH, 4.75% due 11/01/1999                5,311

Illinois--7.8%    AA-      NR*      10,000    Chicago, Illinois, Board of Education, COP (School
                                              Reform Equipment Acquisition), 4.60% due 12/01/1999                 10,038
                  AA-      Baa1      5,000    Chicago, Illinois, School Finance Authority, 7.25%
                                              due 6/01/1998                                                        5,116
                  AAA      Aaa       3,000    Cook County, Illinois, High School District No. 205,
                                              Revenue Refunding Bonds (Thorton Township), UT, 5.60%
                                              due 6/01/1998 (f) (g)                                                3,048
                  AA       Aa1       6,425    Cook County, Illinois, Township High School District
                                              No. 211 (Palatine and Schaumb), 4.25% due 12/01/1998                 6,444
                                              Illinois State Refunding, GO, UT:
                  AA-      Aa3       4,600       3.90% due 12/01/1998                                              4,587
                  AAA      Aaa       3,500       5.125% due 12/01/1999 (f)                                         3,576

Kentucky--2.2%                                Kentucky State Property and Buildings Commission,
                                              Revenue Refunding Bonds:
                  A+       A         5,000       (Project No. 55), 4.10% due 9/01/1998                             5,004
                  A+       A         4,000       (Project No. 59), 5% due 11/01/1998                               4,048

Louisiana--5.9%   A1+      VMIG1++   5,000    Louisiana State Recovery District, Sales Tax
                                              Revenue Bonds, 4.25% due 7/01/1998 (d) (g)                           5,021
                  AAA      Aaa      19,230    Louisiana State Refunding, GO, Series A, 5.50%
                                              due 8/01/1998 (f)                                                   19,546

Massachusetts     AAA      Aaa       2,005    Massachusetts State Health and Educational
--2.9%                                        Facilities Authority Revenue Bonds (New England Medical
                                              Center Hospitals), Series G, 3.80% due 7/01/1997 (d)                 2,005
                  A-       A1       10,160    New England Education Loan Marketing Corporation
                                              Refunding Bonds (Massachusetts Student Loan),
                                              Series D, 4.75% due 7/01/1998                                       10,231

Michigan--3.8%    AAA      Aaa       8,000    Detroit, Michigan, Distributable State Aid, 7.20%
                                              due 5/01/1999 (a) (c)                                                8,576
                  AA-      A1        6,000    Michigan State Building Authority, Revenue Refunding
                                              Bonds, Series I, 5.80% due 10/01/1998                                6,127

                  NR*      VMIG1++     800    Michigan State Strategic Fund, Solid Waste Disposal
                                              Revenue Bonds (Grayling Generating Project),
                                              VRDN, AMT, 4.25% due 1/01/2014 (b)                                     800

Minnesota--1.3%   AAA      Aaa       2,385    Metropolitan Council, Minnesota, St. Paul Metropolitan
                                              Area Transit, UT, Series C, 4.75% due 2/01/2000                      2,414
                  AAA      Aaa       2,965    Minnesota State, HFA (Rental Housing), Refunding,
                                              Series D, 4.50% due 8/01/1999 (d)                                    2,983

Mississippi--2.4% NR*      Aaa      10,000    Mississippi Higher Education Assistance Corporation,
                                              Student Loan Revenue Bonds, AMT, Series B, 4.80%
                                              due 9/01/1998                                                       10,061

Nebraska--1.5%    A+       A1        6,250    Nebraska Public Power District Revenue Bonds (Consumer
                                              Public Power District), 4.90% due 7/01/1998                          6,309

New Jersey--3.6%  A        A1        2,000    Camden County, New Jersey, Improvement Authority, Solid
                                              Waste Disposal, Revenue Refunding Bonds (Landfill Project),
                                              4% due 7/01/1997                                                     2,000
                  NR*      NR*       3,000    New Jersey State, EDA, Economic Growth Revenue Bonds
                                              (Greater Mercer County), VRDN, Series C, 4.25% due
                                              11/01/2011 (b)                                                       3,000
                  AAA      Aaa       5,715    New Jersey State Educational Facilities Authority
                                              Revenue Bonds (Higher Education Facilities Trust Fund),
                                              Series A, 5.125% due 9/01/1999 (c)                                   5,829
                  AA+      Aa1       4,250    New Jersey State Refunding, UT, Series O, 5.10% due 2/15/2000        4,341

New York--10.4%   AA-      Aa2       4,550    Municipal Assistance Corporation, Refunding, Series E,
                                              5.50% due 7/01/2000                                                  4,700
                  A1+      VMIG1++     100    New York City, New York, Municipal Water Finance Authority,
                                              Water and Sewer System Revenue Bonds, VRDN, Series G, 5.50%
                                              due 6/15/2024 (b) (f)                                                  100
                                              New York State Dormitory Authority Revenue Bonds
                                              (Consolidated City University System), Series A:
                  BBB      Baa1      6,675       4.50% due 7/01/1998                                               6,711
                  BBB      Baa1     10,885       4.75% due 7/01/1999                                              10,945
                  AAA      Aaa       3,000    New York State Dormitory Authority Revenue Bonds
                                              (State University Educational), Series A, 7.125% due
                                              5/15/1999 (a)                                                        3,218
                  A-       A2       11,820    New York State GO, Refunding, 7.80% due 11/15/1998                  12,397
                  BBB      Aaa       5,000    New York State Urban Development Corporation Revenue
                                              Bonds (State Facilities), 7.50% due 4/01/2001 (a)                    5,634

Ohio--12.4%       AAA      Aaa       2,000    Cincinnati, Ohio, City School District, TAN, Series B,
                                              5% due 12/01/1998 (c)                                                2,026
                  NR*      Aa1       6,000    Franklin County, Ohio, Hospital Revenue Refunding
                                              Bonds (US Health Corp.), Series B, 4.50% due 6/01/2000               6,005
                                              Ohio State Air Quality Development Authority, Revenue
                                              Refunding Bonds (Ohio Edison Project), Series A:
                  A1+      VMIG1++   7,500       3.95% due 2/01/1998                                               7,502
                  A1+      VMIG1++   7,000       4.35% due 8/01/1998                                               7,003
                  NR*      Aaa       6,700    Ohio State Buillding Authority, Correctional Facilities,
                                              Series A, 7.35% due 8/01/1999 (a)                                    7,251
                  AAA      Aa1      12,400    Ohio State Highway, GO, Series V, 4.70% due 5/15/2000               12,556
                  AAA      Aaa       3,500    Ohio State Public Facilities Commission, Higher
                                              Education Capital Facilities, Series II-A, 4.375% due
                                              11/01/1999 (d)                                                       3,516
                  NR*      Aaa       6,000    Student Loan Funding Corporation, Cincinnati, Ohio,
                                              Student Loan Revenue Refunding Bonds, AMT, Series C,
                                              5.70% due 7/01/1999                                                  6,123

Oklahoma--0.6%    AA       Aa        2,400    Tulsa, Oklahoma, GO, UT, 5.125% due 5/01/1999                        2,443

SCHEDULE OF INVESTMENTS (concluded)
                                                                  Merrill Lynch Municipal Bond Fund, Inc., June 30, 1997

                                                                                                    (in Thousands)
                  Municipal Bonds                                                             Limited Maturity Portfolio

                  S&P     Moody's    Face                                                                        Value
STATE             Ratings Ratings   Amount    Issue                                                            (Note 1a)
Oregon--0.7%      A1+      VMIG1++ $ 3,000    Port Saint Helens, Oregon, PCR (Portland General Electric
                                              Company Project), VRDN, Series A, 5.40% due 4/01/2010 (b)       $    3,000

Pennsylvania      A1+      P1        4,000    Beaver County, Pennsylvania, IDA, PCR, Refunding
--4.1%                                        (Ohio Edison Co.), Series A, 4.30% due 10/01/1997                    4,006
                  AAA      Aaa       8,675    Pennsylvania State Refunding Bonds, GO, UT, 5.25%
                                              due 11/15/1998 (f)                                                   8,818
                  AAA      Aaa       4,145    Pittsburgh, Pennsylvania, Refunding, UT, Series A,
                                              5% due 3/01/2000 (d)                                                 4,214

South Carolina--  AA-      A1        8,250    Greenville County, South Carolina, School District,
2.0%                                          UT, 4% due 3/01/1999                                                 8,235

Tennessee--2.9%   AA       NR*      11,885    Clarksville, Tennessee, Public Building Authority,
                                              Revenue Refunding Bonds (Pooled Loan Program),
                                              4.40% due 12/01/1998                                                11,926

Texas--6.6%                                   Brazos, Texas, Higher Education Authority Incorporated,
                                              Student Loan Revenue Refunding Bonds, AMT:
                  NR*      Aaa       2,200       Senior Lien, Series A-2, 5.45% due 6/01/1998                      2,228
                  NR*      Aa        5,135       Series C-1, 5.60% due 11/01/1997                                  5,163
                                              Harris County, Texas, Health Facilities Development
                                              Corporation, Hospital Revenue Bonds, VRDN (b):
                  A1+      NR*       5,900       (Methodist Hospital), 5.50% due 12/01/2025                        5,900
                  AAA      NR*       1,000       (Saint Luke's Episcopal Hospital), Series B, 5.50%
                                                 due 9/15/1997 (a)                                                 1,000
                  AAA      NR*         100       (Saint Luke's Episcopal Hospital), Series D, 5.50%
                                                 due 9/15/1997 (a)                                                   100
                  AA+      Aa3       6,700    Houston, Texas, Independent School District, Public
                                              Property Financial Contractual Obligation, 5% due
                                              7/15/1999                                                            6,816
                  AAA      Aaa       2,600    Houston, Texas, Water and Sewer Systems, Revenue
                                              Refunding Bonds, Junior Lien, Series C, 5.90% due
                                              12/01/1999 (c)                                                       2,701
                  NR*      Aaa       2,455    Panhandle-Plains, Texas, Higher Education Authority
                                              Incorporated, Student Loan Revenue Refunding Bonds,
                                              Series C, 4.15% due 9/01/1997                                        2,456
                  A+       A2        2,000    Texas Municipal Power Agency, Revenue Refunding Bonds,
                                              GO, Series A, 4.25% due 9/01/1997                                    2,001

Utah--1.1%        AAA      Aaa       4,700    Utah State Building and Highway, GO, UT, 4.40% due 7/01/1999         4,730

Virginia--0.6%    AA       Aa        2,555    Virginia State Transportation Board, Transportation
                                              Contract Revenue Bonds (US Route 58 Corridor),
                                              Series B, 5% due 5/15/2000                                           2,604

Washington--4.7%  AAA      Aaa       5,000    Seattle, Washington, Municipality Metropolitan Seattle
                                              Sewer Revenue Bonds, Series U, 6.60% due 1/01/2001 (a) (f)           5,448
                  AA-      Aa1       4,890    Washington State Public Power Supply System, Revenue
                                              Refunding Bonds (Nuclear Project No. 2), Series A,
                                              3.75% due 7/01/1997                                                  4,890
                  AA       Aa1       4,655    Washington State Refunding Bonds, GO, Series R-96B,
                                              5% due 7/01/1998                                                     4,705
                                              Washington State Refunding Bonds, Motor Vehicle Fuel Tax:
                  AA       Aa1       2,000       Series R-94B, 4.20% due 9/01/1998                                 2,005
                  AA       Aa1       2,285       Series R-96A, 5% due 7/01/1998                                    2,310

Wisconsin--8.0%   NR*      NR*       4,500    Ashland County, Wisconsin, Promissary Notes, GO,
                                              4.25% due 9/01/1997                                                  4,502
                  NR*      VMIG1++   4,000    Mequon, Wisconsin, BAN, 4.10% due 11/01/1998                         3,999
                  A        A1        2,795    Wisconsin Housing and Economic Development Authority,
                                              Housing Revenue Refunding Bonds, Series C, 4.30% due 11/01/1997      2,801
                  AA       Aa2      11,000    Wisconsin State, GO, Refunding, UT, Series 3, 4.25%
                                              due 11/01/1999                                                      11,026
                  AA       Aa2       4,385    Wisconsin State, GO, Series C, 5.50% due 5/01/2000                   4,527
                  AAA      NR*       5,720    Wisconsin State Health and Educational Facilities
                                              Authority Revenue Bonds (Medical College of Wisconsin),
                                              Series D, 7.35% due 12/01/2000 (a)                                   6,339
Wyoming--0.1%     NR*      P1          500    Uinta County, Wyoming, PCR, Refunding (Chevron USA Inc.
                                              Project), VRDN, 5.50% due 8/15/2020 (b)                                500

                  Total Investments (Cost--$422,830)--101.4%                                                     424,231

                  Liabilities in Excess of Other Assets--(1.4%)                                                   (5,824)
                                                                                                              ----------
                  Net Assets--100.0%                                                                          $  418,407
                                                                                                              ==========


               (A)Prerefunded.
               (B)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 1997.
               (C)AMBAC Insured.
               (D)MBIA Insured.
               (E)FSA Insured.
               (F)FGIC Insured.
               (G)Escrowed to maturity.
                 *Not Rated.
                ++Highest short-term rating issued by Moody's Investors Service, Inc.
                Ratings of issues shown have not been audited by Deloitte & Touche LLP.

                See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
                                                                  Merrill Lynch Municipal Bond Fund, Inc., June 30, 1997
                                                                                                             Limited
                                                                   Insured              National             Maturity
                                                                  Portfolio            Portfolio            Portfolio
Assets:             Investments, at value* (Note 1a).......... $2,023,013,288        $1,448,054,588       $  424,230,840
                    Cash......................................        341,447                27,022                8,214
                    Receivables:
                      Interest................................     33,075,339            24,381,071            5,787,339
                      Securities sold.........................        790,557            32,781,265                   --
                      Capital shares sold.....................        495,726             2,646,269              150,322
                    Prepaid registration fees and
                    other assets (Note 1e)....................         62,244                45,650               35,641
                                                               --------------        --------------       --------------
                    Total assets..............................  2,057,778,601         1,507,935,865          430,212,356
                                                               --------------        --------------       --------------
Liabilities:        Payables:
                      Securities purchased....................             --            25,674,754           10,052,250
                      Capital shares redeemed.................      2,061,664             1,683,390            1,193,090
                      Dividends to shareholders (Note 1f).....      2,087,176             1,569,055              319,585
                      Investment adviser (Note 2).............        594,019               563,269              113,098
                      Distributor (Note 2)....................        352,997               276,962               17,801
                    Accrued expenses and other liabilities....        448,645               281,479              109,734
                                                               --------------        --------------       --------------
                    Total liabilities.........................      5,544,501            30,048,909           11,805,558
                                                               --------------        --------------       --------------

Net Assets:         Net assets................................ $2,052,234,100        $1,477,886,956       $  418,406,798
                                                               ==============        ==============       ==============

Net Assets          Class A Common Stock, $0.10
Consist of:         par value++............................... $   17,887,640        $    9,478,498       $    3,459,447
                    Class B Common Stock, $0.10
                    par value++++.............................      6,953,748             4,001,411              546,268
                    Class C Common Stock, $0.10
                    par value++++++...........................        147,978               270,686                1,085
                    Class D Common Stock, $0.10
                    par value++++++++.........................        476,701               491,440              205,079
                    Paid-in capital in excess of par..........  1,918,211,598         1,431,757,690          417,358,735
                    Accumulated realized capital losses
                    on investments--net (Note 5)..............     (4,046,911)          (58,579,321)          (4,564,588)
                    Unrealized appreciation on
                    investments--net..........................    112,603,346            90,466,552            1,400,772
                                                               --------------        --------------       --------------
                    Net assets................................ $2,052,234,100        $1,477,886,956       $  418,406,798
                                                               ==============        ==============       ==============

Net Asset           Class A:
Value:                Net assets.............................. $1,441,784,905        $  983,649,868       $  343,640,605
                                                               ==============        ==============       ==============
                      Shares outstanding......................    178,876,402            94,784,980           34,594,470
                                                               ==============        ==============       ==============
                      Net asset value and redemption
                      price per share......................... $         8.06        $        10.38       $         9.93
                                                               ==============        ==============       ==============
                    Class B:
                      Net assets.............................. $  560,105,263        $  415,103,109       $   54,275,249
                                                               ==============        ==============       ==============
                      Shares outstanding......................     69,537,481            40,014,114            5,462,680
                                                               ==============        ==============       ==============
                      Net asset value and redemption
                      price per share......................... $         8.05        $        10.37       $         9.94
                                                               ==============        ==============       ==============
                    Class C:
                      Net assets.............................. $   11,922,182        $   28,095,834       $      107,551
                                                               ==============        ==============       ==============
                      Shares outstanding......................      1,479,783             2,706,856               10,849
                                                               ==============        ==============       ==============
                      Net asset value and redemption
                      price per share......................... $         8.06        $        10.38       $         9.91
                                                               ==============        ==============       ==============
                    Class D:
                      Net assets.............................. $   38,421,750        $   51,038,145       $   20,383,393
                                                               ==============        ==============       ==============
                      Shares outstanding......................      4,767,006             4,914,399            2,050,790
                                                               ==============        ==============       ==============
                      Net asset value and redemption
                      price per share......................... $         8.06        $        10.39       $         9.94
                                                               ==============        ==============       ==============

                     *IDENTIFIED COST......................... $1,910,409,942        $1,357,588,036      $   422,830,068
                                                               ==============        ==============       ==============
                    ++AUTHORIZED SHARES--CLASS A..............    500,000,000           375,000,000          150,000,000
                                                               ==============        ==============       ==============
                  ++++AUTHORIZED SHARES--CLASS B..............    375,000,000           375,000,000          150,000,000
                                                               ==============        ==============       ==============
                ++++++AUTHORIZED SHARES--CLASS C..............    375,000,000           375,000,000          150,000,000
                                                               ==============        ==============       ==============
              ++++++++AUTHORIZED SHARES--CLASS D..............    500,000,000           375,000,000          150,000,000
                                                               ==============        ==============       ==============


                      See Notes to Financial Statements.


STATEMENTS OF OPERATIONS
                                                                                                             Limited
                                                                   Insured               National            Maturity
                    For the Year Ended June 30, 1997              Portfolio             Portfolio            Portfolio
Investment          Interest and amortization of premium
Income (Note 1d):   and discount earned....................... $  134,133,814        $   93,607,495       $   20,199,235
                                                               --------------        --------------       --------------

Expenses:           Investment advisory fees (Note 2).........      8,042,098             6,961,453            1,552,369
                    Account maintenance and
                    distribution fees--Class B (Note 2).......      4,901,030             3,073,016              222,614
                    Transfer agent fees--Class A (Note 2).....        497,705               353,478               82,086
                    Transfer agent fees--Class B (Note 2).....        275,141               186,850               18,726
                    Accounting services (Note 2)..............        249,511               142,298               41,718
                    Custodian fees............................        186,028               130,167               43,968
                    Account maintenance and distribution
                    fees--Class C (Note 2)....................        134,437               162,696                  634
                    Registration fees (Note 1e)...............        184,229                94,978                1,102
                    Account maintenance fees--Class D (Note 2)        116,523               126,564               17,810
                    Printing and shareholder reports..........        115,250                66,878               28,907
                    Professional fees.........................         93,805                67,598               21,232
                    Pricing services..........................         30,251                27,987               11,936
                    Directors' fees and expenses..............         25,803                21,508                5,615
                    Transfer agent fees--Class D (Note 2).....         15,283                18,048                3,561
                    Transfer agent fees--Class C (Note 2).....          7,771                 9,161                   69
                    Other.....................................         51,012                22,915                5,612
                                                               --------------        --------------       --------------
                    Total expenses............................     14,925,877            11,465,595            2,057,959
                                                               --------------        --------------       --------------
                    Investment income--net....................    119,207,937            82,141,900           18,141,276
                                                               --------------        --------------       --------------

Realized &          Realized gain on investments--net.........     37,935,579            18,687,317            1,870,059
Unrealized Gain on  Change in unrealized appreciation on
Investments--Net    investments--net..........................      5,465,463            18,217,116              104,267
(Notes 1b, 1d                                                  --------------        --------------       --------------
& 3):               Net Increase in Net Assets Resulting
                    from Operations........................... $  162,608,979        $  119,046,333       $   20,115,602
                                                               ==============        ==============       ==============

                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                 Merrill Lynch Municipal Bond Fund, Inc., June 30, 1997



                                                               Insured Portfolio                 National Portfolio
                                                           ---------------------------     -----------------------------
                                                                 For the Year                      For the Year
                                                                Ended  June 30,                   Ended June 30,
                                                           ---------------------------     -----------------------------
                    INCREASE (DECREASE) IN NET ASSETS:        1997            1996            1997              1996
Operations:         Investment income--net............  $  119,207,937  $  131,085,773  $   82,141,900    $   83,697,410
                    Realized gain (loss)
                    on investments--net...............      37,935,579      (3,897,219)     18,687,317         3,774,748
                    Change in unrealized
                    appreciation/depreciation
                    on investments--net...............       5,465,463       3,149,618      18,217,116        10,373,235
                                                        --------------  --------------  --------------    --------------
                    Net increase in net assets
                    resulting from operations.........     162,608,979     130,338,172     119,046,333        97,845,393
                                                        --------------  --------------  --------------    --------------
Dividends &         Investment income--net:
Distributions to      Class A.........................     (84,438,105)    (92,116,281)    (57,401,862)      (60,489,070)
Shareholders          Class B.........................     (31,486,251)    (36,347,050)    (20,879,493)      (20,995,504)
(Note 1f):            Class C.........................        (800,743)       (626,972)     (1,024,766)         (462,078)
                      Class D.........................      (2,482,838)     (1,995,470)     (2,835,779)       (1,750,758)
                    Realized gain on investments--net:
                      Class A.........................              --              --              --                --
                      Class B.........................              --              --              --                --
                      Class C.........................              --              --              --                --
                      Class D.........................              --              --              --                --
                                                        --------------  --------------  --------------    --------------
                    Net decrease in net assets resulting
                    from dividends and distributions
                    to shareholders...................    (119,207,937)   (131,085,773)    (82,141,900)      (83,697,410)
                                                        --------------  --------------  --------------    --------------

Capital Share       Net increase (decrease) in net
Transactions        assets derived from capital
(Note 4):           share transactions................    (357,799,862)   (155,203,186)        916,838       (78,305,357)
                                                        --------------  --------------  --------------    --------------

Net Assets:         Total increase (decrease)
                    in net assets.....................    (314,398,820)   (155,950,787)     37,821,271       (64,157,374)
                    Beginning of year.................   2,366,632,920   2,522,583,707   1,440,065,685     1,504,223,059
                                                        --------------  --------------  --------------    --------------
                    End of year.......................  $2,052,234,100  $2,366,632,920  $1,477,886,956    $1,440,065,685
                                                        ==============  ==============  ==============    ==============


                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                            Limited Maturity Portfolio
                                                                                        --------------------------------
                                                                                                   For the Year
                                                                                                  Ended June 30,
                                                                                        --------------------------------
                    Increase (Decrease) in Net Assets:                                        1997              1996
Operations:         Investment income--net............                                  $   18,141,276    $   21,711,132
                    Realized gain (loss)
                    on investments--net...............                                       1,870,059         1,322,566
                    Change in unrealized
                    appreciation/depreciation
                    on investments--net...............                                         104,267        (1,526,762)
                                                                                        --------------    --------------
                    Net increase in net assets
                    resulting from operations.........                                      20,115,602        21,506,936
                                                                                        --------------    --------------
Dividends &         Investment income--net:
Distributions to      Class A.........................                                     (15,176,552)      (18,019,083)
Shareholders          Class B.........................                                      (2,274,531)       (3,055,609)
(Note 1f):            Class C.........................                                          (6,456)          (25,939)
                      Class D.........................                                        (683,737)         (610,501)
                    Realized gain on investments--net:
                      Class A.........................                                        (666,000)               --
                      Class B.........................                                        (108,061)               --
                      Class C.........................                                            (293)               --
                      Class D.........................                                         (28,170)               --
                                                                                        --------------    --------------
                    Net decrease in net assets resulting
                    from dividends and distributions
                    to shareholders...................                                     (18,943,800)      (21,711,132)
                                                                                        --------------    --------------
Capital Share       Net increase (decrease) in net
Transactions        assets derived from capital
(Note 4):           share transactions................                                     (86,916,618)     (176,922,554)
                                                                                        --------------    --------------

Net Assets:         Total increase (decrease)
                    in net assets.....................                                     (85,744,816)     (177,126,750)
                    Beginning of year.................                                     504,151,614       681,278,364
                                                                                        --------------    --------------
                    End of year.......................                                  $  418,406,798    $  504,151,614
                                                                                        ==============    ==============


                    See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS
                                                                              Insured Portfolio
                    The following per share data and ratios              ---------------------------
                    have been derived from information                            Class A
                    provided in the financial statements.                ---------------------------
                                                                         For the Year Ended June 30,
                                              --------------------------------------------------------------------------
                    INCREASE (DECREASE)
                    IN NET ASSET VALUE:           1997            1996             1995          1994           1993
Per Share           Net asset value,
Operating           beginning of year......   $       7.91    $       7.92    $       7.88   $       8.64   $       8.26
Performance:                                  ------------    ------------    ------------   ------------   ------------
                    Investment income--net..           .45             .44             .46            .47            .50
                    Realized and unrealized
                    gain (loss) on
                    investments--net.......            .15            (.01)            .18           (.53)           .49
                                              ------------    ------------    ------------   ------------   ------------


                    Total from investment
                    operations..............           .60             .43             .64           (.06)           .99
                                              ------------    ------------    ------------   ------------   ------------
                    Less dividends and
                    distributions:
                      Investment income--net          (.45)           (.44)           (.46)          (.47)          (.50)
                      Realized gain on
                      investments--net......            --              --            (.14)          (.23)          (.11)
                                              ------------    ------------    ------------   ------------   ------------
                    Total dividends and
                    distributions...........          (.45)           (.44)           (.60)          (.70)          (.61)
                                              ------------    ------------    ------------   ------------   ------------
                    Net asset value,
                    end of year.............  $       8.06    $       7.91    $       7.92   $       7.88   $       8.64
                                              ============    ============    ============   ============   ============

Total Investment    Based on net asset
Return:*            value per share.........         7.72%           5.51%           8.60%         (1.08%)        12.41%
                                              ============    ============    ============   ============   ============

Ratios to Average   Expenses................          .44%            .43%            .43%           .42%           .42%
Net Assets:                                   ============    ============    ============   ============   ============
                    Investment income--net..         5.58%           5.55%           5.78%          5.53%          5.94%
                                              ============    ============    ============   ============   ============

Supplemental        Net assets, end of
Data:               year (in thousands).....  $  1,441,785    $  1,572,835    $  1,706,064   $  1,941,741   $  2,225,188
                                              ============    ============    ============   ============   ============
                    Portfolio turnover......        74.40%          78.49%          35.61%         28.34%         43.86%
                                              ============    ============    ============   ============   ============


                                                                              Insured Portfolio
                    THE FOLLOWING PER SHARE DATA AND RATIOS                   -----------------
                    HAVE BEEN DERIVED FROM INFORMATION                            Class B
                    PROVIDED IN THE FINANCIAL STATEMENTS.                     -----------------
                                                                         For the Year Ended June 30,
                                             ---------------------------------------------------------------------------
                    INCREASE (DECREASE)
                    IN NET ASSET VALUE:           1997            1996             1995          1994           1993
Per Share           Net asset value,
Operating           beginning of year.......  $       7.91    $       7.92    $       7.87   $       8.63   $       8.26
Performance:                                  ------------    ------------    ------------   ------------   ------------
                    Investment income--net..           .39             .38             .40            .40            .44
                    Realized and unrealized
                    gain (loss) on
                    investments--net........           .14            (.01)            .19           (.53)           .48
                                              ------------    ------------    ------------   ------------   ------------
                    Total from investment
                    operations..............           .53             .37             .59           (.13)           .92
                                              ------------    ------------    ------------   ------------   ------------
                    Less dividends and
                    distributions:
                      Investment income--net          (.39)           (.38)           (.40)          (.40)          (.44)
                      Realized gain on
                      investments--net......            --              --            (.14)          (.23)          (.11)
                                              ------------    ------------    ------------   ------------   ------------
                    Total dividends and
                    distributions...........          (.39)           (.38)           (.54)          (.63)          (.55)
                                              ------------    ------------    ------------   ------------   ------------
                    Net asset value,
                    end of year.............  $       8.05    $       7.91    $       7.92   $       7.87   $       8.63
                                              ============    ============    ============   ============   ============

Total Investment    Based on net asset
Return:*            value per share.........         6.78%           4.71%           7.91%         (1.81%)        11.44%
                                              ============    ============    ============   ============   ============

Ratios to Average   Expenses................         1.19%           1.19%           1.19%          1.17%          1.18%
Net Assets:                                   ============    ============    ============   ============   ============
                    Investment income--net..         4.82%           4.80%           5.03%          4.78%          5.17%
                                              ============    ============    ============   ============   ============

Supplemental        Net assets, end of
Data:               year (in thousands).....  $    560,105    $    723,090    $    782,748   $    866,193   $    911,307
                                              ============    ============    ============   ============   ============
                    Portfolio turnover......        74.40%          78.49%          35.61%         28.34%         43.86%
                                              ============    ============    ============   ============   ============

                   *TOTAL INVESTMENT RETURNS EXCLUDE THE EFFECTS OF SALES LOADS.

                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)
                                                                   Merrill Lynch Municipal Bond Fund, Inc., June 30, 1997

                                                                             Insured Portfolio
                    The following per share         ---------------------------------------------------------------------
                    data and ratios have been                 Class C                               Class D
                    derived from information        -------------------------------      --------------------------------
                    provided in the financial                       For the Period                        For the Period
                    statements.                      For the Year    Oct 21, 1994++       For the Year    Oct 21, 1994++
                                                    Ended June 30,     to June 30,        Ended June 30,    to June 30,
                    INCREASE (DECREASE) IN          --------------  ---------------      ---------------  ---------------
                    NET ASSET VALUE:              1997        1996        1995          1997         1996         1995
Per Share           Net asset value,
Operating           beginning of period.......$     7.91  $     7.92   $     7.68   $     7.91   $     7.92   $     7.68
Performance:                                  ----------  ----------   ----------   ----------   ----------   ----------
                    Investment income--net..         .38         .38          .27          .43          .42          .29
                    Realized and unrealized
                    gain (loss) on
                    investments--net..........       .15        (.01)         .38          .15         (.01)         .38
                                              ----------  ----------   ----------   ----------   ----------   ----------
                    Total from investment
                    operations................       .53         .37          .65          .58          .41          .67
                                              ----------  ----------   ----------   ----------   ----------   ----------
                    Less dividends and
                    distributions:
                      Investment income--net..      (.38)       (.38)        (.27)        (.43)        (.42)        (.29)
                      Realized gain on
                      investments--net........        --          --         (.14)          --           --         (.14)
                                              ----------  ----------   ----------   ----------   ----------   ----------
                    Total dividends and
                    distributions.............      (.38)       (.38)        (.41)        (.43)        (.42)        (.43)
                                              ----------  ----------   ----------   ----------   ----------   ----------
                    Net asset value,
                    end of period.............      8.06  $     7.91   $     7.92   $     8.06   $     7.91   $     7.92
                                              ==========  ==========   ==========   ==========   ==========   ==========

Total Investment    Based on net asset
Return:**           value per share...........      6.86%       4.65%        8.83%+++     7.46%        5.25%        9.24%+++
                                              ==========  ==========   ==========   ==========   ==========   ==========

Ratios to Average   Expenses..................      1.25%       1.24%        1.23%*        .69%         .68%         .68%*
Net Assets:                                   ==========  ==========   ==========   ==========   ==========   ==========
                    Investment income--net....      4.77%       4.75%        4.93%*       5.33%        5.31%        5.50%*
                                              ==========  ==========   ==========   ==========   ==========   ==========

Supplemental        Net assets, end of
Data:               period (in thousands).....$   11,922  $   18,936   $    7,756   $   38,422   $   51,772   $   26,015
                                              ==========  ==========   ==========   ==========   ==========   ==========
                    Portfolio turnover........     74.40%      78.49%       35.61%       74.40%       78.49%       35.61%
                                              ==========  ==========   ==========   ==========   ==========   ==========


                                                                       National Portfolio
                    The following per share   --------------------------------------------------------------------------
                    data and ratios have been                               Class A
                    derived from information  --------------------------------------------------------------------------
                    provided in the financial                       For the Yeear Ended June 30,
                    statements.               --------------------------------------------------------------------------

                    INCREASE (DECREASE)
                    IN NET ASSET VALUE:           1997            1996             1995          1994           1993
Per Share           Net asset value,
Operating           beginning of year.........$      10.11    $      10.02    $      10.08   $      11.02   $      10.64
Performance:                                  ------------    ------------    ------------   ------------   ------------
                    Investment income--net             .60             .60             .60            .62            .67
                    Realized and unrealized
                    gain (loss) on
                    investments--net..........         .27             .09             .15           (.64)           .57
                                              ------------    ------------    ------------   ------------   ------------
                    Total from investment
                    operations................         .87             .69             .75           (.02)          1.24
                                              ------------    ------------    ------------   ------------   ------------
                    Less dividends and
                    distributions:
                      Investment income--net..        (.60)           (.60)           (.60)          (.62)          (.67)
                      Realized gain on
                      investments--net........          --              --            (.19)          (.30)          (.19)
                      In excess of realized
                      gain on investments--net..        --              --            (.02)            --             --
                                              ------------    ------------    ------------   ------------   ------------
                    Total dividends and
                    distributions.............        (.60)           (.60)           (.81)          (.92)          (.86)
                                              ------------    ------------    ------------   ------------   ------------
                    Net asset value,
                    end of year...............$      10.38    $      10.11    $      10.02   $      10.08   $      11.02
                                              ============    ============    ============   ============   ============

Total Investment    Based on net asset
Return:**           value per share...........        8.84%           6.98%           7.89%          (.47%)        12.19%
                                              ============    ============    ============   ============   ============

Ratios to Average   Expenses..................        .55%            .56%            .56%           .55%           .55%
Net Assets:                                   ============    ============    ============   ============   ============
                    Investment income--net....       5.86%           5.89%           6.01%          5.72%          6.23%
                                              ============    ============    ============   ============   ============

Supplemental        Net assets, end of
Data:               year (in thousands).......$    983,650    $    983,550    $  1,059,440   $  1,203,181   $  1,353,805
                                              ============    ============    ============   ============   ============
                    Portfolio turnover........      99.52%          95.09%         103.65%         73.33%         65.43%
                                              ============    ============    ============   ============   ============

                    The following per share data and ratios
                    have been derived from information                        National Portfolio
                    provided in the financial statements.                 ---------------------------
                                                                                   Class B
                                                                          ---------------------------
                                                                          For the Year Ended June 30,
                                                                          ---------------------------
                    INCREASE (DECREASE)
                    IN NET ASSET VALUE:           1997            1996             1995          1994           1993
Per Share           Net asset value,
Operating           beginning of year.........$      10.11    $      10.02    $      10.07   $      11.02   $      10.63
Performance:                                  ------------    ------------    ------------   ------------   ------------
                    Investment income--net....         .52             .52             .52            .54            .59
                    Realized and unrealized
                    gain (loss) on
                    investments--net..........         .26             .09             .16           (.65)           .58
                                              ------------    ------------    ------------   ------------   ------------
                    Total from investment
                    operations................         .78             .61             .68           (.11)          1.17
                                              ------------    ------------    ------------   ------------   ------------
                    Less dividends and
                    distributions:
                      Investment income--net..        (.52)           (.52)           (.52)          (.54)          (.59)
                      Realized gain on
                      investments--net........          --              --            (.19)          (.30)          (.19)
                      In excess of realized
                      gain on investments--net..        --              --            (.02)            --             --
                                              ------------    ------------    ------------   ------------   ------------
                    Total dividends and
                    distributions.............        (.52)           (.52)           (.73)          (.84)          (.78)
                                              ------------    ------------    ------------   ------------   ------------
                    Net asset value,
                    end of year...............$      10.37    $       0.11    $      10.02   $      10.07   $      11.02
                                              ============    ============    ============   ============   ============

Total Investment    Based on net asset
Return:**           value per share...........       7.92%           6.17%           7.28%         (1.39%)        11.45%
                                              ============    ============    ============   ============   ============

Ratios to Average   Expenses..................       1.31%           1.32%           1.32%          1.30%          1.31%
Net Assets:                                   ============    ============    ============   ============   ============
                    Investment income--net....       5.10%           5.13%           5.25%          4.97%          5.46%
                                              ============    ============    ============   ============   ============
Supplemental        Net assets, end of
Data:               year (in thousands).......$    415,103    $    399,341    $    419,933   $    459,169   $    424,071
                                              ============    ============    ============   ============   ============
                    Portfolio turnover........      99.52%          95.09%         103.65%         73.33%         65.43%
                                              ============    ============    ============   ============   ============

                    The following per share                             National  Portfolio
                    data and ratios have been    -----------------------------------------------------------------------
                    derived from information                  Class C                               Class D
                    provided in the financial    ---------------------------------       -------------------------------
                    statements.                                    For the Period                        For the Period
                                                    For the Year    Oct 21, 1994++       For the Year    Oct 21, 1994++
                                                    Ended June 30,     to June 30,        Ended June 30,    to June 30,
                    INCREASE (DECREASE) IN       --------------------                  --------------------
                    NET ASSET VALUE:              1997        1996        1995          1997         1996         1995
Per Share           Net asset value,
Operating           beginning of period.......$    10.11  $    10.03   $     9.85   $    10.12   $    10.03   $     9.85
Performance:                                  ----------  ----------   ----------   ----------   ----------   ----------
                    Investment income--net           .52         .52          .36          .58          .57          .40
                    Realized and unrealized
                    gain on investments--net..       .27         .08          .39          .27          .09          .39
                                              ----------  ----------   ----------   ----------   ----------   ----------
                    Total from investment
                    operations................       .79         .60          .75          .85          .66          .79
                                              ----------  ----------   ----------   ----------   ----------   ----------
                    Less dividends and
                    distributions:
                      Investment
                      income--net.............      (.52)       (.52)        (.36)        (.58)        (.57)        (.40)
                      Realized gain on
                      investments--net........        --          --         (.19)          --           --         (.19)
                      In excess of
                      realized gain on
                      investments--net........        --          --         (.02)          --           --         (.02)
                                              ----------  ----------   ----------   ----------   ----------   ----------
                    Total dividends and
                    distributions.............      (.52)       (.52)        (.57)        (.58)        (.57)        (.61)
                                              ----------  ----------   ----------   ----------   ----------   ----------
                    Net asset value,
                    end of period.............$    10.38  $    10.11   $    10.03   $    10.39   $    10.12   $    10.03
                                              ==========  ==========   ==========   ==========   ==========   ==========

Total Investment    Based on net asset
Return:**           value per share...........     7.97%       6.01%        7.97%+++     8.57%        6.71%        8.37%+++
                                              ==========  ==========   ==========   ==========   ==========   ==========

Ratios to Average   Expenses..................     1.36%       1.37%        1.37%*        .80%         .81%         .81%*
Net Assets:                                   ==========  ==========   ==========   ==========   ==========   ==========
                    Investment income--net....     5.04%       5.08%        5.21%*       5.60%        5.64%        5.78%*
                                              ==========  ==========   ==========   ==========   ==========   ==========

Supplemental        Net assets, end of
Data:               period (in thousands).....$   28,096  $   13,291   $    5,195   $   51,038   $   43,884   $   19,656
                                              ==========  ==========   ==========   ==========   ==========   ==========
                    Portfolio turnover........    99.52%      95.09%      103.65%       99.52%       95.09%      103.65%
                                              ==========  ==========   ==========   ==========   ==========   ==========

                   *ANNUALIZED.
                  **TOTAL INVESTMENT RETURNS EXCLUDE THE EFFECTS OF SALES LOADS. ++COMMENCEMENT OF OPERATIONS
                 +++AGGREGATE TOTAL INVESTMENT RETURN.

                    See Notes to Financial Statements.

                                       68

                          Merrill Lynch Municipal Bond Fund, Inc., June 30, 1997

FINANCIAL HIGHLIGHTS (concluded)
                    The following per share
                    data and ratios have                        Limited Maturity Portfolio                 for the Period
                    been derived from        -----------------------------------------------------------   ---------------
                    information provided                                  Class A                          Nov. 2, 1992 to
                    in the financial         -----------------------------------------------------------   ---------------
                    statements.                                 For the Year Ended June 30,                 June 30, 1993
                                             -----------------------------------------------------------   ---------------
                    INCREASE (DECREASE)
                    IN NET ASSET VALUE:           1997            1996             1995          1994           1993
Per Share           Net asset value,
Operating           beginning of year         $       9.91     $      9.92    $       9.87   $      10.01   $       9.91
Performance:                                  ------------     -----------    ------------   ------------   ------------
                    Investment income--net             .39             .38             .38            .37            .41
                    Realized and unrealized
                    gain (loss) on
                    investments--net                   .04            (.01)            .05           (.14)           .10
                                              ------------     -----------    ------------   ------------   ------------
                    Total from investment
                    operations                         .43             .37             .43            .23            .51
                                              ------------     -----------    ------------   ------------   ------------
                    Less dividends and
                    distributions:
                      Investment income--net          (.39)           (.38)           (.38)          (.37)          (.41)
                      Realized gain on
                      investments--net                (.02)             --              --             --             --
                                              ------------     -----------    ------------   ------------   ------------
                    Total dividends and
                    distributions                     (.41)           (.38)           (.38)          (.37)          (.41)
                                              ------------     -----------    ------------   ------------   ------------
                    Net asset value,
                    end of  year              $       9.93     $      9.91    $       9.92   $       9.87   $      10.01
                                              ============     ===========    ============   ============   ============
Total Investment    Based on net asset
Return:**           value per share                  4.40%           3.75%           4.53%          2.30%          5.28%
                                              ============     ===========    ============   ============   ============

Ratios to Average   Expenses                          .39%            .44%            .41%           .40%           .41%
Net Assets:                                   ============     ===========    ============   ============   ============
                    Investment income--net           3.93%           3.83%           3.86%          3.68%          4.13%
                                              ============     ===========    ============   ============   ============

Supplemental        Net assets, end of
Data:               year (in thousands)       $    343,641     $   417,097    $    536,474   $    790,142   $    846,736
                                              ============     ===========    ============   ============   ============
                    Portfolio turnover              61.90%          88.32%          37.33%         45.67%         65.43%
                                              ============     ===========    ============   ============   ============


                    The following per share                  Limited Maturity Portfolio                    for the Period
                    data and ratios have      -----------------------------------------------------------  ---------------
                    been derived from                                  Class B                             Nov. 2, 1992 to
                    information provided in   -----------------------------------------------------------  ---------------
                    the financial statements.                For the Year Ended June 30,                    June 30, 1993
                                              -----------------------------------------------------------  ---------------
                    INCREASE (DECREASE)
                    IN NET ASSET VALUE:           1997            1996             1995          1994           1993
Per Share           Net asset value,
Operating           beginning of period       $       9.91     $      9.92    $       9.87  $       10.01   $       9.93
Performance:                                  ------------     -----------    ------------  -------------   ------------
                    Investment income--net             .36             .35             .35            .33            .24
                    Realized and unrealized
                    gain (loss) on
                    investments--net                   .05            (.01)            .05           (.14)           .08
                                              ------------     -----------    ------------  -------------   ------------
                    Total from investment
                    operations                         .41             .34             .40            .19            .32
                                              ------------     -----------    ------------  -------------   ------------
                    Less dividends and
                    distributions:
                      Investment income--net          (.36)           (.35)           (.35)          (.33)          (.24)
                      Realized gain on
                      investments--net                (.02)             --              --             --             --
                                              ------------     -----------    ------------  -------------   ------------
                    Total dividends and
                    distributions                     (.38)           (.35)           (.35)          (.33)          (.24)
                                              ------------     -----------    ------------  -------------   ------------
                    Net asset value,
                    end of period             $       9.94     $      9.91    $       9.92  $        9.87   $      10.01
                                              ============     ===========    ============   ============   ============
Total Investment    Based on net asset
Return:**           value per share                  4.13%           3.37%           4.14%          1.98%          3.26%+++
                                              ============     ===========    ============   ============   ============

Ratios to Average   Expenses                          .75%            .80%            .78%           .76%           .76%*
Net Assets:                                   ============     ===========    ============   ============   ============
                    Investment income--net           3.58%           3.46%           3.50%          3.33%          3.60%*
                                              ============     ===========    ============   ============   ============

Supplemental        Net assets, end of
Data:               period (in thousands)     $     54,275     $    71,075    $    129,581   $    145,534   $     95,179
                                              ============     ===========    ============   ============   ============
                    Portfolio turnover              61.90%          88.32%          37.33%         45.67%         65.43%
                                              ============     ===========    ============   ============   ============

                                                                        Limited Maturity Portfolio
                    The following per share      ----------------------------------------------------------------------
                    data and ratios have been                 Class C                               Class D
                    derived from information     ---------------------------------    ---------------------------------
                    provided in the financial                       For the Period                        For the Period
                    statements.                      For the Year    Oct 21, 1994++       For the Year    Oct 21, 1994++
                                                    Ended June 30,     to June 30,        Ended June 30,    to June 30,
                    INCREASE (DECREASE) IN       --------------------------------     ---------------------------------
                    NET ASSET VALUE:              1997        1996        1995          1997         1996         1995
Per Share           Net asset value,
Operating           beginning of period.....  $     9.88  $     9.92   $     9.83   $     9.91   $     9.93   $     9.83
Performance:                                  ----------  ----------   ----------   ----------   ----------   ----------
                    Investment income--net..         .35         .34          .25          .38          .37          .26
                    Realized and unrealized
                    gain (loss) on
                    investments--net........         .05        (.04)         .09          .05         (.02)         .10
                                              ----------  ----------   ----------   ----------   ----------   ----------
                    Total from investment
                    operations..............         .40         .30          .34          .43          .35          .36
                                              ----------  ----------   ----------   ----------   ----------   ----------
                    Less dividends
                    and distributions:
                      Investment income--net        (.35)       (.34)        (.25)        (.38)        (.37)        (.26)
                      Realized gain on
                      investments--net......        (.02)         --           --         (.02)          --           --
                                              ----------  ----------   ----------   ----------   ----------   ----------
                    Total dividends and
                    distributions...........        (.37)       (.34)        (.25)        (.40)        (.37)        (.26)
                                              ----------  ----------   ----------   ----------   ----------   ----------
                    Net asset value,
                    end of period...........  $     9.91  $     9.88   $     9.92   $     9.94   $     9.91   $     9.93
                                              ==========  ==========   ==========   ==========   ==========   ==========
Total Investment    Based on net asset
Return:**           value per share.........       4.11%       2.97%        3.52%+++     4.40%        3.55%        3.73%+++
                                              ==========  ==========   ==========   ==========   ==========   ==========

Ratios to Average   Expenses................        .75%        .80%         .70%*        .48%         .54%         .53%*
Net Assets:                                   ==========  ==========   ==========   ==========   ==========   ==========
                    Investment income--net..       3.57%       3.41%        3.61%*       3.84%        3.71%        3.78%*
                                              ==========  ==========   ==========   ==========   ==========   ==========

Supplemental        Net assets, end of
Data:               period (in thousands)...  $      108  $       94   $    3,965   $   20,383   $   15,886   $   11,258
                                              ==========  ==========   ==========   ==========   ==========   ==========
                    Portfolio turnover......      61.90%      88.32%       37.33%       61.90%       88.32%       37.33%
                                              ==========  ==========   ==========   ==========   ==========   ==========

                   *ANNUALIZED.
                  **TOTAL INVESTMENT RETURNS EXCLUDE THE EFFECTS OF SALES LOADS. ++COMMENCEMENT OF OPERATIONS.
                 +++AGGREGATE TOTAL INVESTMENT RETURN.


                    See Notes to Financial Statements.

                          Merrill Lynch Municipal Bond Fund, Inc., June 30, 1997

NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES:
Merrill Lynch Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's Portfolios offer four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) VALUATION OF INVESTMENTS--Insured Portfolio: Where bonds in the Portfolio have not been insured pursuant to policies obtained by the issuer, the Fund has obtained insurance with respect to the payment of interest and principal of each bond. Such insurance is valid as long as the bonds are held by the Fund.

ALL PORTFOLIOS: Municipal bonds and money market securities are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. Positions in futures contracts and options thereon, which are traded on exchanges, are valued at closing prices as of the close of such exchanges. Assets for which market quotations are not readily available are valued at fair value on a consistent basis using methods determined in good faith by the Fund's Board of Directors, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) DERIVATIVE FINANCIAL INSTRUMENTS--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* FINANCIAL FUTURES CONTRACTS--The National and Limited Maturity Portfolios (the "Portfolios") may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolios deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) SECURITY TRANSACTIONS AND INVESTMENT INCOME--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) PREPAID REGISTRATION FEES--Prepaid registration fees are charged to expenses as the related shares are issued.

(f) DIVIDENDS AND DISTRIBUTIONS--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS
WITH AFFILIATES:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, FAM receives at the end of each month a fee with respect to each Portfolio at the annual rates set forth below which are based upon the average daily value of the Fund's net assets.

                                          Rate of Advisory Fee
                                    --------------------------------
AGGREGATE OF AVERAGE DAILY                                  LIMITED
NET ASSETS OF THE THREE              INSURED     NATIONAL   MATURITY
COMBINED PORTFOLIOS                 PORTFOLIO   PORTFOLIO  PORTFOLIO
--------------------------          ---------   ---------  ---------
Not exceeding $250 million            .40  %     .50  %      .40  %

In excess of $250 million
but not exceeding $400 million        .375       .475        .375

In excess of $400 million
but not exceeding $550 million        .375       .475        .35

In excess of $550 million
but not exceeding $1.5 billion        .375       .475        .325

In excess of $1.5 billion             .35        .475        .325

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

              ACCOUNT MAINTENANCE FEES              DISTRIBUTION FEES
        -----------------------------------  ---------------------------------
                                   LIMITED                           LIMITED
          INSURED      NATIONAL    MATURITY   INSURED    NATIONAL    MATURITY
         PORTFOLIO    PORTFOLIO   PORTFOLIO  PORTFOLIO   PORTFOLIO   PORTFOLIO
         ---------    ---------   ---------  ---------   ---------   ---------
Class B    .25%         .25%       .15%        .50%        .50%        .20%
Class C    .25%         .25%       .15%        .55%        .55%        .20%
Class D    .25%         .25%       .10%         --          --          --
           ----         ----       ----        ----        ----         ---

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended June 30, 1997, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares follows:

                                                        LIMITED
                       INSURED          NATIONAL        MATURITY
                      PORTFOLIO        PORTFOLIO       PORTFOLIO
                      ---------        ---------       ---------
CLASS A SHARES:

MLFD                   $ 24,532        $ 16,659        $ 1,139
MLPF&S                  168,171         149,402         11,295
                       --------        --------        -------
CLASS D SHARES:

MLFD                      7,722          11,866          1,634
MLPF&S                   69,053          98,975         20,019
                       --------        --------        -------

For the year ended June 30, 1997, MLPF&S received contingent deferred sales charges of $1,906,615 relating to transactions in Class B Shares, amounting to $979,435, $868,705 and $58,475 in the Insured, National and Limited Maturity Portfolios, respectively, and $17,583, relating to transactions in Class C Shares, amounting to $6,915, $10,273 and $395 in the Insured, National and Limited Maturity Portfolios, respectively, and $358,940 relating to transactions in Class D Shares, amounting to $180,983 and $177,957 in the Insured and National Portfolios, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLFD, MLFDS, and/or ML & Co.


3. INVESTMENTS:
Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 1997 were as follows:

                                 PURCHASES          SALES
                                 ---------          -----
Insured Portfolio              $1,539,869,960   $1,795,948,640
National Portfolio              1,385,982,904    1,395,027,690
Limited Maturity Portfolio        259,616,429      327,912,199
                               --------------   --------------

Net realized and unrealized gains (losses) as of June 30, 1997 were as follows:

                                   REALIZED       UNREALIZED
INSURED PORTFOLIO                   GAINS           GAINS
-----------------                  --------       ----------
Long-term investments          $   37,935,579   $  112,603,346
                               --------------   --------------
Total                          $   37,935,579   $  112,603,346
                               ==============   ==============

                                   REALIZED       UNREALIZED
NATIONAL PORTFOLIO              GAINS (LOSSES)      GAINS
------------------              --------------    ----------

Long-term investments          $   22,647,030   $   90,466,552
Financial futures contracts        (3,959,713)              --
                               --------------   --------------
Total                          $   18,687,317   $   90,466,552
                               ==============   ==============

                           Merrill Lynch Municipal Bond Fund Inc., June 30, 1997

--------------------------------------------------------------
                                   REALIZED       UNREALIZED
LIMITED MATURITY PORTFOLIO          GAINS           GAINS
--------------------------         --------       ----------
Long-term investments          $    1,870,059   $    1,388,965
Short-term investments                     --           11,807
                               --------------   --------------
Total                          $    1,870,059   $    1,400,772
                               ==============   ==============
--------------------------------------------------------------
As of June 30, 1997 net unrealized appreciation/depreciation for Federal income tax purposes were as follows:

---------------------------------------------------------------------
                        GROSS            GROSS               NET
                      UNREALIZED       UNREALIZED         UNREALIZED
                     APPRECIATION     DEPRECIATION       APPRECIATION
                     ------------     ------------       ------------
Insured Portfolio    $114,126,818    $ (1,772,618)       $112,354,200
National Portfolio     92,758,314      (2,333,380)         90,424,934
Limited Maturity
Portfolio               1,811,320        (410,548)          1,400,772
---------------------------------------------------------------------
The aggregate cost of investments at June 30, 1997 for Federal income tax purposes was $1,910,659,088 for the Insured Portfolio, $1,357,629,654 for the National Portfolio, and $422,830,068 for the Limited Maturity Portfolio.


4. CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) on net assets derived from capital share transactions for years ended June 30, 1997 and June 30, 1996 were $(357,799,862) and $(155,203,186), respectively, for the Insured
Portfolio; $916,838 and $(78,305,357), respectively for the National Portfolio and $(86,916,618) and $(176,922,554), respectively, for the Limited Maturity Portfolio.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------
INSURED PORTFOLIO
--------------------------------------------------------------
CLASS A SHARES FOR THE YEAR                         DOLLAR
ENDED JUNE 30, 1997                   SHARES        AMOUNT
---------------------------           ------        ------
Shares sold                         4,575,281   $   36,693,201
Shares issued to shareholders
in reinvestment of dividends        4,476,285       35,809,346
                               --------------   --------------
Total issued                        9,051,566       72,502,547
Shares redeemed                   (28,976,583)    (232,180,607)
                               --------------   --------------
Net decrease                      (19,925,017)  $ (159,678,060)
                               ==============   ==============
--------------------------------------------------------------
INSURED PORTFOLIO
--------------------------------------------------------------
CLASS A SHARES FOR THE YEAR                         DOLLAR
ENDED JUNE 30, 1996                   SHARES        AMOUNT
---------------------------           ------        ------
Shares sold                         5,469,354   $   44,001,252
Shares issued to shareholders
in reinvestment of dividends        4,986,858       40,042,330
                               --------------   --------------
Total issued                       10,456,212       84,043,582
Shares redeemed                   (27,028,706)    (217,178,396)
                               --------------   --------------
Net decrease                      (16,572,494)  $ (133,134,814)
                               ==============   ==============
--------------------------------------------------------------
INSURED PORTFOLIO
--------------------------------------------------------------
CLASS B SHARES FOR THE YEAR                         DOLLAR
ENDED JUNE 30, 1997                   SHARES        AMOUNT
---------------------------           ------        ------
Shares sold                         5,729,555   $   45,791,612
Shares issued to shareholders
in reinvestment of dividends        2,004,591       16,028,058
                               --------------   --------------
Total issued                        7,734,146       61,819,670
Automatic conversion of shares       (654,971)      (5,237,060)
Shares redeemed                   (29,004,786)    (232,763,104)
                               --------------   --------------
Net decrease                      (21,925,611)  $ (176,180,494)
                               ==============   ==============
--------------------------------------------------------------
INSURED PORTFOLIO
--------------------------------------------------------------
CLASS B SHARES FOR THE YEAR                         DOLLAR
ENDED JUNE 30, 1996                   SHARES        AMOUNT
---------------------------           ------        ------
Shares sold                        13,419,351   $  107,963,983
Shares issued to shareholders
in reinvestment of dividends        2,346,122       18,823,418
                               --------------   --------------
Total issued                       15,765,473      126,787,401
Automatic conversion of shares       (355,991)      (2,835,885)
Shares redeemed                   (22,831,309)    (183,110,029)
                               --------------   --------------
Net decrease                       (7,421,827)  $  (59,158,513)
                               ==============   ==============
--------------------------------------------------------------
INSURED PORTFOLIO
--------------------------------------------------------------
CLASS C SHARES FOR THE YEAR                         DOLLAR
ENDED JUNE 30, 1997                   SHARES        AMOUNT
---------------------------           ------        ------
Shares sold                           742,610   $    5,954,624
Shares issued to shareholders
in reinvestment of dividends           65,517          524,081
                               --------------   --------------
Total issued                          808,127        6,478,705
Shares redeemed                    (1,722,393)     (13,923,454)
                               --------------   --------------
Net decrease                         (914,266)  $   (7,444,749)
                               ==============   ==============
--------------------------------------------------------------

--------------------------------------------------------------
INSURED PORTFOLIO
--------------------------------------------------------------
CLASS C SHARES FOR THE YEAR                         DOLLAR
ENDED JUNE 30, 1996                   SHARES        AMOUNT
--------------------------------------------------------------

Shares sold                         1,893,607   $   15,225,385
Shares issued to shareholders
in reinvestment of dividends           53,775          431,720
                               --------------   --------------
Total issued                        1,947,382       15,657,105
Shares redeemed                      (532,614)      (4,266,135)
                               --------------   --------------
Net increase                        1,414,768   $   11,390,970
                               ==============   ==============

--------------------------------------------------------------
INSURED PORTFOLIO
--------------------------------------------------------------
CLASS D SHARES FOR THE YEAR                         DOLLAR
ENDED JUNE 30, 1997                   SHARES        AMOUNT
--------------------------------------------------------------

Shares sold                        12,779,520   $  101,973,172
Automatic conversion of shares        654,971        5,237,060
Shares issued to shareholders
in reinvestment of dividends          147,570        1,180,790
                               --------------   --------------
Total issued                       13,582,061      108,391,022
Shares redeemed                   (15,359,300)    (122,887,581)
                               --------------   --------------
Net decrease                       (1,777,239)  $  (14,496,559)
                               ==============   ==============

--------------------------------------------------------------
INSURED PORTFOLIO
--------------------------------------------------------------
CLASS D SHARES FOR THE YEAR                         DOLLAR
ENDED JUNE 30, 1996                   SHARES        AMOUNT
--------------------------------------------------------------

Shares sold                        14,968,451   $  120,849,832
Automatic conversion of shares        355,872        2,835,885
Shares issued to shareholders
in reinvestment of dividends          118,797          953,911
                               --------------   --------------
Total issued                       15,443,120      124,639,628
Shares redeemed                   (12,181,923)     (98,940,457)
                               --------------   --------------
Net increase                        3,261,197   $   25,699,171
                               ==============   ==============

--------------------------------------------------------------
NATIONAL PORTFOLIO
--------------------------------------------------------------
CLASS A SHARES FOR THE YEAR                         DOLLAR
ENDED JUNE 30, 1997                   SHARES        AMOUNT
--------------------------------------------------------------

Shares sold                         7,233,788   $   74,396,433
Shares issued to shareholders
in reinvestment of dividends        2,685,525       27,558,310
                               --------------   --------------
Total issued                        9,919,313      101,954,743
Shares redeemed                   (12,395,672)    (127,128,438)
                               --------------   --------------
Net decrease                       (2,476,359)  $  (25,173,695)
                               ==============   ==============

--------------------------------------------------------------
NATIONAL PORTFOLIO
--------------------------------------------------------------
CLASS A SHARES FOR THE YEAR                         DOLLAR
ENDED JUNE 30, 1996                   SHARES        AMOUNT
--------------------------------------------------------------

Shares sold                         1,874,548   $   19,100,358
Shares issued to shareholders
in reinvestment of dividends        2,851,242       29,021,298
                               --------------   --------------
Total issued                        4,725,790       48,121,656
Shares redeemed                   (13,151,450)    (133,904,005)
                               --------------   --------------
Net decrease                       (8,425,660)  $  (85,782,349)
                               ==============   ==============

--------------------------------------------------------------
NATIONAL PORTFOLIO
--------------------------------------------------------------
CLASS B SHARES FOR THE YEAR                         DOLLAR
ENDED JUNE 30, 1997                   SHARES        AMOUNT
--------------------------------------------------------------

Shares sold                        11,777,487   $  121,489,230
Shares issued to shareholders
in reinvestment of dividends          975,743       10,006,225
                               --------------   --------------
Total issued                       12,753,230      131,495,455
Automatic conversion of shares       (495,542)      (5,075,762)
Shares redeemed                   (11,745,518)    (120,476,972)
                               --------------   --------------
Net increase                          512,170   $    5,942,721
                               ==============   ==============

--------------------------------------------------------------
NATIONAL PORTFOLIO
--------------------------------------------------------------
CLASS B SHARES FOR THE YEAR                         DOLLAR
ENDED JUNE 30, 1996                   SHARES        AMOUNT
--------------------------------------------------------------

Shares sold                         6,798,097   $   69,266,670
Shares issued to shareholders
in reinvestment of dividends          964,834        9,817,408
                               --------------   --------------
Total issued                        7,762,931       79,084,078
Automatic conversion of shares       (175,462)      (1,776,371)
Shares redeemed                    (9,989,397)    (101,634,492)
                               --------------   --------------
Net decrease                       (2,401,928)  $  (24,326,785)
                               ==============   ==============

--------------------------------------------------------------
NATIONAL PORTFOLIO
--------------------------------------------------------------
CLASS C SHARES FOR THE YEAR                         DOLLAR
ENDED JUNE 30, 1997                   SHARES        AMOUNT
--------------------------------------------------------------

Shares sold                         2,182,254   $   22,508,694
Shares issued to shareholders
in reinvestment of dividends           56,394          579,121
                               --------------   --------------
Total issued                        2,238,648       23,087,815
Shares redeemed                      (845,937)      (8,691,227)
                               --------------   --------------
Net increase                        1,392,711   $   14,396,588
                               ==============   ==============

--------------------------------------------------------------
NATIONAL PORTFOLIO
--------------------------------------------------------------
CLASS C SHARES FOR THE YEAR                         DOLLAR
ENDED JUNE 30, 1996                   SHARES        AMOUNT
--------------------------------------------------------------

Shares sold                         1,026,234   $   10,483,940
Shares issued to shareholders
in reinvestment of dividends           22,712          231,247
                               --------------   --------------
Total issued                        1,048,946       10,715,187
Shares redeemed                      (252,941)      (2,580,645)
                               --------------   --------------
Net increase                          796,005   $    8,134,542
                               ==============   ==============

--------------------------------------------------------------
NATIONAL PORTFOLIO
--------------------------------------------------------------
CLASS D SHARES FOR THE YEAR                         DOLLAR
ENDED JUNE 30, 1997                   SHARES        AMOUNT
--------------------------------------------------------------

Shares sold                        10,536,060   $  108,053,333
Automatic conversion of shares        495,032        5,075,762
Shares issued to shareholders
in reinvestment of dividends          114,893        1,179,969
                               --------------   --------------
Total issued                       11,145,985      114,309,064
Shares redeemed                   (10,568,675)    (108,557,840)
                               --------------   --------------
Net increase                          577,310   $    5,751,224
                               ==============   ==============

        Merrill Lynch Municipal Bond Fund, Inc., June 30, 1997
NOTES TO FINANCIAL STATEMENTS (concluded)


--------------------------------------------------------------
NATIONAL PORTFOLIO
--------------------------------------------------------------
CLASS D SHARES FOR THE YEAR                         DOLLAR
ENDED JUNE 30, 1996                   SHARES        AMOUNT
--------------------------------------------------------------

Shares sold                        13,624,624   $  139,439,739
Automatic conversion of shares        175,315        1,776,371
Shares issued to shareholders
in reinvestment of dividends           74,448          759,889
                               --------------   --------------
Total issued                       13,874,387      141,975,999
Shares redeemed                   (11,497,765)    (118,306,764)
                               --------------   --------------
Net increase                        2,376,622   $   23,669,235
                               ==============   ==============

--------------------------------------------------------------
LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------
CLASS A SHARES FOR THE YEAR                         DOLLAR
ENDED JUNE 30, 1997                   SHARES        AMOUNT
--------------------------------------------------------------

Shares sold                         2,507,909   $   24,924,435
Shares issued to shareholders
in reinvestment of dividends and
distributions                         920,017        9,134,741
                               --------------   --------------
Total issued                        3,427,926       34,059,176
Shares redeemed                   (10,923,304)    (108,467,108)
                               --------------   --------------
Net decrease                       (7,495,378)  $  (74,407,932)
                               ==============   ==============

--------------------------------------------------------------
LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------
CLASS A SHARES FOR THE YEAR                         DOLLAR
ENDED JUNE 30, 1996                   SHARES        AMOUNT
--------------------------------------------------------------
Shares sold                         2,286,543   $   22,746,544
Shares issued to shareholders
in reinvestment of dividends        1,098,806       10,929,822
                               --------------   --------------
Total issued                        3,385,349       33,676,366
Shares redeemed                   (15,364,211)    (152,811,221)
                               --------------   --------------
Net decrease                      (11,978,862)  $ (119,134,855)
                               ==============   ==============

--------------------------------------------------------------
LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------
CLASS B SHARES FOR THE YEAR                         DOLLAR
ENDED JUNE 30, 1997                   SHARES        AMOUNT
--------------------------------------------------------------
Shares sold                         1,746,766   $   17,337,114
Shares issued to shareholders
in reinvestment of dividends and
distributions                         156,709        1,556,287
                               --------------   --------------
Total issued                        1,903,475       18,893,401
Automatic conversion of shares        (11,559)        (114,986)
Shares redeemed                    (3,599,880)     (35,740,926)
                               --------------   --------------
Net decrease                       (1,707,964)  $  (16,962,511)
                               ==============   ==============

--------------------------------------------------------------
LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------
CLASS B SHARES FOR THE YEAR                         DOLLAR
ENDED JUNE 30, 1996                   SHARES        AMOUNT
--------------------------------------------------------------
Shares sold                         1,855,378   $   18,448,441
Shares issued to shareholders
in reinvestment of dividends          196,945        1,959,129
                               --------------   --------------
Total issued                        2,052,323       20,407,570
Automatic conversion of shares         (1,991)         (19,792)
Shares redeemed                    (7,937,046)     (78,947,865)
                               --------------   --------------
Net decrease                       (5,886,714)  $  (58,560,087)
                               ==============   ==============

--------------------------------------------------------------
LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------
CLASS C SHARES FOR THE YEAR                         DOLLAR
ENDED JUNE 30, 1997                   SHARES        AMOUNT
--------------------------------------------------------------
Shares sold                           125,730   $    1,243,007
Shares issued to shareholders
in reinvestment of dividends and
distributions                             526            5,211
                               --------------   --------------
Total issued                          126,256        1,248,218
Shares redeemed                      (124,926)      (1,236,530)
                               --------------   --------------
Net increase                            1,330   $       11,688
                               ==============   ==============

--------------------------------------------------------------
LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------
CLASS C SHARES FOR THE YEAR                         DOLLAR
ENDED JUNE 30, 1996                   SHARES        AMOUNT
--------------------------------------------------------------
Shares sold                         1,035,202   $   10,296,541
Shares issued to shareholders
in reinvestment of dividends            1,535           15,247
                               --------------   --------------
Total issued                        1,036,737       10,311,788
Shares redeemed                    (1,426,909)     (14,189,010)
                               --------------   --------------
Net decrease                         (390,172)  $   (3,877,222)
                               ==============   ==============

--------------------------------------------------------------
LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------
CLASS D SHARES FOR THE YEAR                         DOLLAR
ENDED JUNE 30, 1997                   SHARES        AMOUNT
--------------------------------------------------------------
Shares sold                         3,468,693   $   34,441,741
Automatic conversion of shares         11,555          114,986
Shares issued to shareholders
in reinvestment of dividends and
distributions                          40,524          402,564
                               --------------   --------------
Total issued                        3,520,772       34,959,291
Shares redeemed                    (3,072,180)     (30,517,154)
                               --------------   --------------
Net increase                          448,592   $    4,442,137
                               ==============   ==============

--------------------------------------------------------------
LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------
CLASS D SHARES FOR THE YEAR                         DOLLAR
ENDED JUNE 30, 1996                   SHARES        AMOUNT
--------------------------------------------------------------
Shares sold                         5,319,786   $   52,931,793
Automatic conversion of shares          1,989           19,792
Shares issued to shareholders
in reinvestment of dividends           32,445          322,874
                               --------------   --------------
Total issued                        5,354,220       53,274,459
Shares redeemed                    (4,886,241)     (48,624,849)
                               --------------   --------------
Net increase                          467,979   $    4,649,610
                               ==============   ==============

5. CAPITAL LOSS CARRYFORWARD:
At June 30, 1997, the Fund had a net capital loss carryforward as follows: Approximately $4,620,000 in the Insured Portfolio, of which $1,981,000 expires in 2003 and $2,639,000 expires in 2004;
approximately $48,141,000 in the National Portfolio, of which $19,665,000 expires in 2003 and $28,476,000 expires in 2004; and
approximately $4,658,000 in the Limited Maturity Portfolio, of which $2,590,000 expires in 1998, $22,000 expires in 1999, $25,000 expires in 2002, and $2,021,000 expires in 2003. These amounts will be available to offset like amounts of any future taxable gains.

------

                               TABLE OF CONTENTS


                                          PAGE
Investment Objective and Policies.......     2
  Insurance on Portfolio Securities.....     2
  Risk Factors In Transactions In Junk
    Bonds...............................     2
  Transactions In Futures Contracts.....     3
Investment Restrictions.................     4
Management of the Fund..................     6
  Directors and Officers................     6
  Compensation of Directors.............     8
  Management and Advisory
    Arrangements........................     8
Purchase of Shares......................    11
  Initial Sales Charge Alternatives --
    Class A and Class D Shares..........    11
  Reduced Initial Sales Charges -- Class
    A and Class D Shares................    13
  Distribution Plans....................    16
  Limitations on the Payment of Deferred
    Sales Charges.......................    17
Redemption of Shares....................    19
  Reinstatement Privilege...............    20
  Deferred Sales Charge --
    Class B and Class C Shares..........    20
Determination of Net Asset Value........    21
Portfolio Transactions and Brokerage
  Commissions...........................    22
Dividends, Distributions and Taxes......    23
Shareholder Services....................    26
  Investment Account....................    26
  Automatic Investment Plans............    27
  Automatic Reinvestment of Dividends
    and Capital Gains Distributions.....    27
  Systematic Withdrawal Plans...........    28
  Exchange Privilege....................    29
Performance Data........................    31
Additional Information..................    35
  Organization of the Fund..............    35
  Description of Temporary
    Investments.........................    36
  Insurance on Portfolio Securities.....    36
  Description of Financial Futures
    Contracts...........................    38
  Computation of Offering Price Per
    Share...............................    42
Independent Auditors' Report............    44
Financial Statements....................    45
                             Code # 10130-1097


    Merrill Lynch Logo

    MERRILL LYNCH
    MUNICIPAL BOND FUND, INC.

                                                          [MLYNCH COMPASS GRAPH]
    STATEMENT OF
    ADDITIONAL
    INFORMATION


    October 7, 1997


    Distributor:
    Merrill Lynch
    Funds Distributor, Inc.

                   APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

        Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission File due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

DESCRIPTION OF OMITTED                              LOCATION OF GRAPHIC
  GRAPHIC OR IMDATE                                  OR IMAGE IN TEST
----------------------                              -------------------
Compass plate, circular                         Back cover of Prospectus and
graph paper and Merrill Lynch                   back cover of Statement of
logo including stylized market                  Additional Information
bull.

                           PART C.  OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) FINANCIAL STATEMENTS:

         Contained in Part A:


           Financial Highlights for each of the years in the ten year period ended June 30, 1997.


         Contained in Part B:


           Schedules of Investments, as of June 30, 1997.



           Statements of Assets and Liabilities, as of June 30, 1997.



           Statements of Operations for the year ended June 30, 1997.



           Statements of Changes in Net Assets for the years ended June 30, 1997 and 1996.



         Financial Highlights for each of the years in the five year period ended June 30, 1997.


     (b) EXHIBITS:


      1. (a) Articles of Incorporation (incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1, filed October 31, 1980 (Post-Effective Amendment No. 4)).



         (b) Articles of Amendment (incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A, filed October 12, 1988 (Post-Effective Amendment No. 13)).



         (c) Articles Supplementary to the Articles of Incorporation increasing the authorized capital stock of the Insured Portfolio (incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A, filed October 29, 1990 (Post-Effective Amendment No.
15)).



         (d) Articles Supplementary to the Articles of Incorporation establishing Class B Common Stock of Limited Maturity Portfolio (incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 16, filed September 1,
1992).


      2. By-Laws (incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 13).

      3. Inapplicable.

      4. (a) Specimen certificates for Class A shares of Insured Portfolio Series and National Portfolio Series Common Stock of Registrant (incorporated by reference to Exhibit 4 to Post-Effective Amendment No. 13).

         (b) Specimen certificates for Class B shares of Insured Portfolio Series and National Portfolio Series Common Stock of Registrant (incorporated by reference to Exhibit 4 to Post-Effective Amendment No. 13).

         (c) Specimen certificates for Class A shares of Limited Maturity Portfolio Series Common Stock of Registrant (incorporated by reference to
Exhibit 4 to Post-Effective Amendment No. 4).

      5. Advisory Agreement between Registrant and Fund Asset Management, Inc. (incorporated by reference to Exhibit 5 to Post-Effective Amendment No. 4).


      6. (a) Form of Amended Class A Distribution Agreement between Registrant and Merrill Lynch Funds Distributor, Inc. (including form of Selected Dealers Agreement incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 20, filed October 31, 1995).

         (b) Form of Class C Distribution Agreement between Registrant and Merrill Lynch Funds Distribution Inc. (including form of Selected Dealers Agreement, incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 20).

         (c) Form of Class D Distribution Agreement between Registrant and Merrill Lynch Funds Distributor, Inc. (including form of Selected Dealers Agreement, incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 20).

      7. Inapplicable.

      8. Custodian Agreement between Registrant and The Bank of New York (incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 4).


      9. (a) Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between Insured Portfolio of Registrant and Financial Data Services, Inc. (incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 13).


         (b) Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between National Portfolio of Registrant and Financial Data Services, Inc. (incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 13).

         (c) Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between Limited Maturity Portfolio of Registrant and Merrill Lynch Financial Data Services, Inc. (incorporated by reference to Post-Effective Amendment No. 13).

     10. Inapplicable.

     11. Consent of Deloitte & Touche LLP (included herein).

     12. Inapplicable.


     13. (a) Letter from Fund Asset Management, Inc. with respect to the purchase of 10,257 shares of Registrant's Common Stock (incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A, filed August 10, 1979).


         (b) Letter from Fund Asset Management, L.P. with respect to the purchase of shares of Registrant's Class C and Class D Common Stock of the Insured Portfolio (incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 20).

        (c) Letter from Fund Asset Management, L.P. with respect to the purchase of shares of Registrant's Class C and Class D Common Stock of the National Portfolio (incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 20).

         (d) Letter from Fund Asset Management, L.P. with respect to the purchase of shares of Registrant's Class C and Class D Common Stock of the Limited Maturity Portfolio (incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 20).

     14. Inapplicable.


     15. (a) Amended and Restated Class B Distribution Plan of Registrant (including Class B Distribution Plan Sub-Agreement incorporated by reference to
Exhibit 15 to Post-Effective Amendment No. 20).


         (b) Form of Class C Distribution Plan of Registrant (including Class C Distribution Plan Sub-Agreement, incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 20).

         (c) Form of Class D Distribution Plan of Registrant (including Class D Distribution Plan Sub-Agreement) (incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 20).


     16. (a) Schedule for computation of each performance quotation for the Class B shares of the Insured Portfolio and National Portfolio provided in the Registration Statement in response to Item 22 (incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A, filed October 27, 1989 (Post-Effective Amendment No.
14)).

         (b) Schedule for computation of each performance quotation for the Class A shares of the Insured Portfolio and National Portfolio and the shares of the Limited Maturity Portfolio provided in the Registration Statement in response to Item 22 (incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 13).


         (c) Schedule for computation of each performance quotation for the Class B shares of the Limited Maturity Portfolio provided in Registration Statement in response to Item 22 (incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 14).



         (d) Schedule for computation of each performance quotation for the Class C shares of each Portfolio provided in the Registration Statement in response to Item 22 (incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 20).



         (e) Schedule for computation of each performance quotation for the Class D shares of each Portfolio provided in the Registration Statement in response to Item 22. (incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 20).



     17. (a) Financial Data Schedule for each class of shares of the National Portfolio, included herein.



         (b) Financial Data Schedule for each class of shares of the Insured Portfolio, included herein.



         (c) Financial Data Schedule for each class of shares of the Limited Maturity Portfolio, included herein.


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     Inapplicable.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.


                                                                                        NUMBER OF
                                                                                       HOLDERS AT
                                                     TITLE OF CLASS                   JULY 31, 1997
                                    ------------------------------------------------  -------------
Insured Portfolio Series --         Class A Common Stock............................      25,443
                                    Class B Common Stock............................      15,514
                                    Class C Common Stock............................         332
                                    Class D Common Stock............................         770
National Portfolio Series --        Class A Common Stock............................      23,092
                                    Class B Common Stock............................      13,596
                                    Class C Common Stock............................       1,016
                                    Class D Common Stock............................       1,099
Limited Maturity Portfolio --       Class A Common Stock............................       4,994
                                    Class B Common Stock............................       1,495
                                    Class C Common Stock............................          11
                                    Class D Common Stock............................         174



Note: The number of holders shown in the table above includes holders of record plus beneficial owners whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch").


ITEM 27.  INDEMNIFICATION.


     Reference is made to Article VI of the Registrant's Articles of Incorporation, Article VI of the Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements.



     Insofar as the conditional advancing of indemnification moneys for actions based on the Investment Company Act of 1940, as amended, may be concerned,
Article VI of the Registrant's By-Laws provides that such payments will be made only on the following conditions: (i) advances may be made only on receipt of a written affirmation of such person's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to repay any such advance if it is ultimately determined that the standard of conduct has not been met; and (ii)(a) such promise must be secured by a security for the undertaking in form and amount acceptable to the Registrant, (b) the Registrant is insured against losses arising by receipt by the advance, or (c) a majority of a quorum of the Registrant's disinterested non-party Directors, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that at the time the advance is proposed to be made, there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.



     In Section 9 of the Class A, Class B, Class C and Class D Shares Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.



     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF MANAGER.


     Merrill Lynch Asset Management, L.P. (the "Manager" or "MLAM"), an affiliate of FAM, acts as investment adviser for the following open-end registered investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S.A. Government Reserves, Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc. and Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLAM); and the following closed-end registered investment companies:
Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. MLAM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisory Trust.



     Fund Asset Management, L.P. ("FAM"), an affiliate of MLAM, acts as the investment adviser for the following open-end registered investment companies:
CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch

Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc. and The Municipal Fund Accumulation Program, Inc.; and the following closed-end registered investment companies:
Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Debt Strategies Fund, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniHoldings Florida Insured Fund, MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., Taurus MuniCalifornia Holdings, Inc., Taurus MuniNew York Holdings, Inc. and Worldwide DollarVest Fund, Inc.



     The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds for Institutions Series is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2646. The address of the Manager, FAM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators L.P. is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds Distributor, Inc. ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9011. The address of Merrill Lynch and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281. The address of Merrill Lynch Financial Data Services, Inc. ("MLFDS") is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.



     Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since December 1, 1994 for his, her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Zeikel is President, Mr. Glenn is Executive Vice President and Mr. Richard is Treasurer of all or substantially all of the investment companies described in the preceding paragraphs and Messrs. Giordano, Harvey, Kirstein and Monagle are directors, trustees or officers of one or more of such companies.



                                                                 OTHER SUBSTANTIAL BUSINESS,
                                        POSITION WITH               PROFESSION, VOCATION
              NAME                    INVESTMENT ADVISER                OR EMPLOYMENT
--------------------------------  --------------------------   -------------------------------
ML & Co. .......................  Limited Partner              Financial Services Holding
                                                               Company; Limited Partner of
                                                               MLAM.
Princeton Services..............  General Partner              General Partner of MLAM.
Arthur Zeikel...................  President                    President of MLAM; President
                                                               and Director of Princeton
                                                               Services; Executive Vice
                                                               President of ML & Co.; Director
                                                               of MLFD.
Terry K. Glenn..................  Executive Vice President     Executive Vice President of
                                                               MLAM; Executive Vice President
                                                               and Director of Princeton
                                                               Services; President and
                                                               Director of MLFD; Director of
                                                               MLFDS; President of Princeton
                                                               Administrators, L.P.

                                                                 OTHER SUBSTANTIAL BUSINESS,
                                        POSITION WITH               PROFESSION, VOCATION
              NAME                    INVESTMENT ADVISER                OR EMPLOYMENT
--------------------------------  --------------------------   -------------------------------
Vincent R. Giordano.............  Senior Vice President        Senior Vice President of MLAM;
                                                               Senior Vice President of
                                                               Princeton Services.
Elizabeth Griffin...............  Senior Vice President        Senior Vice President of MLAM;
                                                               Senior Vice President of
                                                               Princeton Services.
Norman R. Harvey................  Senior Vice President        Senior Vice President of MLAM;
                                                               Senior Vice President of
                                                               Princeton Services.
Michael J. Hennewinkel..........  Senior Vice President        Senior Vice President of MLAM;
                                                               Senior Vice President of
                                                               Princeton Services.
Philip L. Kirstein..............  Senior Vice President,       Senior Vice President, General
                                  General Counsel and          Counsel and Secretary of MLAM;
                                  Secretary                    Senior Vice President, General
                                                               Counsel, Director and Secretary
                                                               of Princeton Services; Director
                                                               of MLFD.
Ronald M. Kloss.................  Senior Vice President and    Senior Vice President and
                                  Controller                   Controller of MLAM; Senior Vice
                                                               President and Controller of
                                                               Princeton Services.
Stephen M.M. Miller.............  Senior Vice President        Executive Vice President of
                                                               Princeton Administrators, L.P.;
                                                               Senior Vice President of
                                                               Princeton Services.
Joseph T. Monagle, Jr. .........  Senior Vice President        Senior Vice President of MLAM;
                                                               Senior Vice President of
                                                               Princeton Services.
Michael L. Quinn................  Senior Vice President        Senior Vice President of MLAM;
                                                               Senior Vice President of
                                                               Princeton Services; Managing
                                                               Director and First Vice
                                                               President of Merrill Lynch from
                                                               1989 to 1995.
Richard L. Reller...............  Senior Vice President        Senior Vice President of MLAM;
                                                               Senior Vice President of
                                                               Princeton Services.
Gerald M. Richard...............  Senior Vice President and    Senior Vice President and
                                  Treasurer                    Treasurer of MLAM; Senior Vice
                                                               President and Treasurer of
                                                               Princeton Services; Vice
                                                               President and Treasurer of
                                                               MLFD.
Ronald L. Welburn...............  Senior Vice President        Senior Vice President of MLAM;
                                                               Senior Vice President of
                                                               Princeton Services.


ITEM 29.  PRINCIPAL UNDERWRITERS.


     (a) MLFD acts as the principal underwriter for the Registrant. MLFD acts as the principal underwriter for each of the open-end investment companies referred to in Item 28, except CMA Money Fund, CMA Government Securities Fund, CMA Tax-Exempt Fund, CBA Money Fund, CMA Multi-State Municipal Series Trust, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., The Municipal Fund

Accumulation Program, Inc., and also acts as principal underwriter for the following closed-end funds: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.



     (b) Set forth below is information concerning each director and officer of MLFD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081, except that the address of Messrs. Crook, Aldrich, Breen, Fatseas and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.



                                            POSITIONS AND OFFICES           POSITIONS AND OFFICES
                 NAME                         WITH UNDERWRITER                 WITH REGISTRANT
--------------------------------------  -----------------------------     -------------------------
Terry K. Glenn........................  President                         Executive Vice President
Arthur Zeikel.........................  Director                          President and Director
Philip Kirstein.......................  Director                          None
William E. Aldrich....................  Senior Vice President             None
Michael G. Clark......................  Vice President                    None
Robert W. Crook.......................  Senior Vice President             None
Michael J. Brady......................  Vice President                    None
William M. Breen......................  Vice President                    None
James T. Fatseas......................  Vice President                    None
Debra W. Landsman-Yaros...............  Vice President                    None
Michelle T. Lau.......................  Vice President                    None
Gerald M. Richard.....................  Vice President and Treasurer      Treasurer
Salvatore Venezia.....................  Vice President                    None
William Wasel.........................  Vice President                    None
Robert Harris.........................  Secretary                         None


     (c) Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder will be maintained at the offices of the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and MLFDS, 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

ITEM 31.  MANAGEMENT SERVICES.


     Other than as set forth under the caption "Management of the Fund -- Management and Advisory Arrangements" in the Prospectus constituting Part A of the Registration Statement and under the caption "Management of the Fund -- Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, Registrant is not a party to any management-related services contract.


ITEM 32.  UNDERTAKINGS.

     (a) Not applicable.

     (b) Not applicable.

     (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro and State of New Jersey on the 7th day of October, 1997.


                                          MERRILL LYNCH MUNICIPAL BOND FUND,
                                          INC.
                                                       (Registrant)

                                          By:     /s/ GERALD M. RICHARD
                                            ------------------------------------
                                                Gerald M. Richard, Treasurer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacities and on the date indicated.



                  SIGNATURE                               TITLE                     DATE
---------------------------------------------  ---------------------------  --------------------

               ARTHUR ZEIKEL*                  President and Director
---------------------------------------------  (Principal Executive
                Arthur Zeikel                  Officer)

            /s/ GERALD M. RICHARD              Treasurer (Principal         October 7, 1997
---------------------------------------------  Financial and Accounting
             (Gerald M. Richard)               Officer)

              RONALD W. FORBES*                Director
---------------------------------------------
             (Ronald W. Forbes)

           CYNTHIA A. MONTGOMERY*              Director
---------------------------------------------
           (Cynthia A. Montgomery)

             CHARLES C. REILLY*                Director
---------------------------------------------
             (Charles C. Reilly)

               KEVIN A. RYAN*                  Director
---------------------------------------------
               (Kevin A. Ryan)

              RICHARD R. WEST*                 Director
---------------------------------------------
              (Richard R. West)

         *By: /s/ GERALD M. RICHARD                                         October 7, 1997
---------------------------------------------
     Gerald M. Richard, Attorney-in-fact

                                 EXHIBIT INDEX


EXHIBIT
NUMBER  DESCRIPTION
------
    11  Consent of Deloitte & Touche LLP Independent Auditors
 17(a)  Financial Data Schedule for each class of shares of the National Portfolio
   (b)  Financial Data Schedule for each class of shares of the Insured Portfolio
   (c)  Financial Data Schedule for each class of shares of the Limited Maturity Portfolio